Exhibit(b)(2)


================================================================================


                                Mississippi View
                                Holding Company









                             Modified Dutch Auction
                                Fairness Opinion








                                 April 9, 1998





                                  FinPro, Inc.
                                26 Church Street
                                   PO Box 323
                            Liberty Corner, NJ 07938
                                 (908) 604-9336
                                 (908) 604-5951


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



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                                TABLE OF CONTENTS
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1.  Introduction......................................................2

2.  Methodology.......................................................4
         A.  Net Asset Value..........................................4
         B.  Market Value.............................................4
         C.  Investment Value.........................................7

3. Market Value.......................................................10
         A.  Comparable Trading Multiples.............................10
             Comparable Selection.....................................11
             Selection Screens........................................11
             Comparable Group Profiles................................14
             Valuation Adjustments....................................20
             Summary of Adjustments...................................32
             Market for Seasoned Thrifts..............................33
             Market Multiples.........................................35
             Imputed Value............................................36
         B.  Comparable Sales.........................................37
             Local Acquisitions of Similar Size.......................42
             Minority Interest Discount...............................43
             Marketability Discount...................................44
             Imputed Value............................................45

4.  Investment Value..................................................46
         A.  Net Present Value........................................46
         B.  Return on Investment.....................................48
         C.  Price Equity Index.......................................49

5.  Conclusion........................................................50

Appendix 1  Economics of the Repurchase...............................51

Appendix 2.  List of Exhibits.........................................52

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 2
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1.  Introduction

You have requested our opinion, as an independent financial analyst to the common shareholders of Mississippi View Holding Company (the "Company") and its wholly owned subsidiary Community Federal Savings and Loan Association of Little Falls, Little Falls, Minnesota (the "Bank"), as to the fairness, from a financial point of view to the common shareholders of the Bank, of the terms of the proposed Tender Offer.

Pursuant to the Tender Offer, the Company will allow its shareholders to tender shares of its common stock, $.10 par value per share (the "shares") at prices, net to the seller in cash, not in excess of $21.50 nor less the $19.50 per share, as specified by shareholders tendering their shares, upon the terms and subject to the conditions set forth in the related Letter of Transmittal (which together constitute the "Offer"). The Company will determine the single per Share price, not in excess of $21.50 nor less that $19.50 per share (the "purchase price"), that it will pay for shares validly tendered pursurant to the Offer, taking into account the number of shares so tendered and the prices specified by tendereing shareholders. The Company will select the lowest purchase price that will allow it to buy 222,000 shares (or such lesser number of shares are validly tendered) or approximately 30% of the outstanding shares. All shares acquired in the Offer will be acquired at the purchares price. All shares validly tendered at prices at or below the purchase price and not withdrawn will be purchased at the purchase price, net to the seller in cash, upon the terms and subject to the terms of the Offer, including the proration provisions.

As part of its banking analysis business, FinPro, Inc. is continually engaged in the valuation of bank, bank holding company and thrift securities in connection with mutual-to-stock conversions, stock repurchases and mergers and acquisitions nationwide.

In rendering its opinion, FinPro reviewed certain publicly available information concerning the Company, including it's audited financial statements and annual reports. FinPro considered many factors in making its evaluation. In arriving at its Opinion regarding the fairness of the transaction, FinPro reviewed: (i) the Tender Offer; (ii) the most recent external auditor's reports to the Boards of Directors; (iii) the December 31, 1997 Report of Condition and Income; (iv) the most recent regulatory report, compliance report and Community Reinvestment Act Report; (v) the most recent annual report (10k); (vi) the internal loan classification list, OREO list and Delinquency list; (vii) details on stock price performance; (viii) the budget and long range operating plan; and (ix) details on the ESOP and RRP plans. FinPro conducted an off-site review of the Company's historical performance and current financial condition.


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 3
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We have also had discussions with the management of the Bank regarding its financial results and have analyzed the most current financial data available on the Bank. We also considered such other information, financial studies, analyses and investigations, and economic and market criteria which we deemed relevant.

We also considered: (a) a transaction summary of the financial terms of the Tender Offer, including the aggregate consideration relative to fully diluted book value, fully diluted earnings, fully diluted assets, and deposit liabilities of the Bank; (b) the financial terms, financial condition, operating performance, and market areas of other recently completed mergers and acquisitions of comparable financial institution entities, including evaluating Midwest transactions both generally and specifically, along with trading and financial multiples of comparable institutions; and (c) discounted cash flow analyses for the Bank, incorporating the current business plan and future prospects. We also considered the reduced marketability characteristics of the Bank's Common Stock and the earnings in the future. The results of these analyses and the other factors considered were evaluated as a whole, with the aggregate results indicating a range of financial parameters utilized to assess the consideration as described in the Tender Offer.

We have not independently verified any of the information reviewed by us and have relied on its being complete and accurate in all material respects. In addition, we have not made an independent evaluation of the assets of the Bank.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of tendering shares or retaining shares of common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who retain shares of common stock will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.



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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 4
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2.  Methodology

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                 A. Net Asset Value
-----------------------------------------------------


Net asset value is the value of the net equity of a bank, including every kind of property and value. This approach normally assumes liquidation on the date of appraisal with the recognition of securities gains or losses, real estate appreciation or depreciation, adjustments to the loan loss reserve, discount to the loan portfolio and changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern. Furthermore, since this method does not take into account the values attributable to the going concern such as the interrelationship among the company's assets and liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little weight is given by FinPro to the net asset value method of valuation.


-----------------------------------------------------
                 B. Market Value
-----------------------------------------------------


Market value is generally defined as the price, established on an "arms-length" basis, at which knowledgeable, unrelated buyers and sellers would agree. The market value is frequently used to determine the price of a minority block of stock when both the quantity and the quality of the "comparable" data are deemed sufficient. However, the relative thinness of the specific market for the stock of the banking company being appraised may result in the need to review alternative markets for comparative pricing purposes. The "hypothetical" market value for a small bank with a thin market for its stock is normally determined by comparison to the average price to earnings, price to equity and dividend yield of local or regional publicly-traded bank issues, adjusting for significant differences in financial performance criteria and for any lack of marketability or liquidity. The market value in connection with the evaluation of control of a bank is determined by the previous sales of banks in the state or region. In valuing a business enterprise, when sufficient comparable trading data is available, the market value deserves greater weight than the net asset value and similar emphasis as the investment value as discussed below.


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 5
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FinPro maintains substantial files concerning the trading prices and acquisition prices paid for thrifts and banking institutions nationwide. The database includes transactions involving national thrift organizations, Minnesota thrift organizations and thrift organizations in the Midwest region of the United
States over the last five years. Organized by different peer groups, the data presents averages of financial performance, trading levels and purchase price levels, thereby facilitating a valid comparative pricing analysis. In analyzing the transaction value of the Company, FinPro has considered the market approach and has evaluated price to equity and price to earnings multiples of all national, Minnesota, the Comparable Group and Regional banking organizations with assets less than $100 million.


     COMPARABLE TRADING MULTIPLES


FinPro calculated an "Adjusted Book Value" of $23.06 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 136.85% for Comparable savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Book Value" of $27.16 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 161.16% for national savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Book Value" of $22.55 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 133.81% for Minnesota savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Book Value" of $21.25 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 126.12% for institutions less than $100 million in asset size using trading data as of April 2, 1998.






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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 6
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FinPro calculated an "Adjusted Earnings Value" of $18.01 per share, based on the
Company's fully diluted unadjusted last twelve months earnings ending December 31, 1997 and the median price to earnings multiple of 18.96 for Comparable savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Earnings Value" of $19.77 per share, based on the Company's fully diluted unadjusted last twelve months earnings ending December 31, 1997 and the median price to earnings multiple of 20.81 for national savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Earnings Value" of $18.65 per share, based on the Company's fully diluted unadjusted last twelve months earnings ending December 31, 1997 and the median price to earnings multiple of 19.63 for Minnesota savings organizations using trading data as of April 2, 1998. FinPro calculated an "Adjusted Earnings Value" of $21.86 per share, based on the Company's fully diluted unadjusted last twelve months earnings ending December 31, 1997 and the median price to earnings multiple of
23.01 for institutions less than $100 million in asset size using trading data as of April 2, 1998.

The financial performance characteristics of the regional banking organizations vary, sometimes substantially, from those of the Company. When the variance is significant for relevant performance factors, adjustments to the price multiples are appropriate when comparing them to the transaction value.


     COMPARABLE SALES MULTIPLES


FinPro calculated an "Adjusted Book Value" of $26.68 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 158.33% for Comparable savings organizations sold between April 2, 1997 and April 2, 1998. FinPro calculated an "Adjusted Book Value" of $31.27 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 185.60% for national savings organizations sold between April 2, 1997 and April 2, 1998. FinPro calculated an "Adjusted Book Value" of $25.55 per share, based on the Company's fully diluted December 31, 1997 equity and the median price to book multiple of 151.65% for savings organizations less than $100 million in asset size sold between April 2, 1997 and April 2, 1998.






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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 7
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FinPro calculated an "Adjusted Earnings Value" of $24.02 per share, based on the
Company's fully adjusted last twelve month ended December 31, 1997 earnings and the median price to last twelve months earnings multiple of 25.28 for Comparable savings organizations sold between April 2, 1997 and April 2, 1998. FinPro calculated an "Adjusted Earnings Value" of $21.26 per share, based on the Company's fully adjusted last twelve month ended December 31, 1997 earnings and the median price to last twelve months earnings multiple of 22.38 for national savings organizations sold between April 2, 1997 and April 2, 1998. FinPro calculated an "Adjusted Earnings Value" of $21.25 per share, based on the Company's fully adjusted last twelve month ended December 31, 1997 earnings and the median price to last twelve months earnings multiple of 22.37 for savings organizations less than $100 million in asset size sold between April 2, 1997 and April 2, 1998.

The financial performance characteristics of the regional banking organizations vary, sometimes substantially, from those of the Company. When the variance is significant for relevant performance factors, adjustments to the price multiples are appropriate when comparing them to the transaction value.


-----------------------------------------------------
                 C. Investment Value
-----------------------------------------------------


The investment value is sometimes referred to as the income value or earnings value. One investment value method frequently used estimates the present value of an enterprise's future earnings or cash flow. Another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a banking company to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, the return on investment that would accrue to a prospective buyer at the transaction value is calculated. The investment value methods which were analyzed in connection with this transaction were the net present value analysis, and the return on investment analysis, which are discussed below.


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 8
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     NET PRESENT VALUE ANALYSIS


The investment of earnings value of any banking organization's stock is an estimate of present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. An earnings value is calculated using an annual future earnings stream over a period of time of no less than ten years and the residual value which assumes the sale of the organization in the tenth year, and an appropriate capitalization rate (the net present value discount rate). FinPro's computations were based on an analysis of the banking industry, the economic and competitive situations in the Company's market area, its current financial condition and historical levels of growth and earnings. Using a net present value discount rate of 12%, an acceptable discount rate considering the risk-return relationship most investors would demand for an investment of this type as of the valuation date, the "Net Present Value of Future Earnings," equaled $20.00 per share.


     RETURN ON INVESTMENT ANALYSIS


Return on investment (ROI) analysis assumes the formation of a bank holding company and analyzes the ten year ROI of an equity investment equal to the Company's book value at December 31, 1997, assuming a constant return on equity of 5.96%, with a liquidation at book value in the year 2007, as opposed to a sale at 25.7 times projected earnings for the year 2007. This ROI analysis provides a benchmark for assessing the validity of the fair market value of a majority block of stock. The ROI analysis is one approach to valuing a going concern, and is directly impacted by the earnings stream, dividend payout levels and levels of debt, if any. Other financial and non-financial factors indirectly affect the ROI; however, these factors more directly influence the level of ROI an investor would demand from an investment in a majority block of stock of a specific bank at a certain point in time. The ROI, assuming a constant return on equity of 5.96% with liquidation at book value in 2007, is 5.96%, and sale at
25.7 projected earnings in 2007, is 9.86%.



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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                          Page 9
================================================================================

     PRICE EQUITY INDEX ANALYSIS


Furthermore, a price level indicator, the price equity index, may be used to confirm the validity of the transaction value. The price equity index adjusts the price to equity multiple in order to facilitate a truer price level comparison with comparable banking organizations, regardless of differing levels of equity capital. The price equity index is derived by multiplying the price to equity multiple by the equity-to-assets ratio. The following table sets forth the average price equity indices for all Minnesota thrifts, for all Comparable thrifts, and for the Company for the years 1997, 1996 and 1995.

                          FIGURE 1 - PRICE EQUITY INDEX
-------------------------------------------------------------------------------
                                    1997             1996            1995
                                equity index     equity index    equity index
-------------------------------------------------------------------------------
Mississippi View                    0.2008          0.1510          0.1506
Comparables                         0.1963          0.1790          0.2080
Minnesota                           0.2026          0.1716          0.1506
Proposed Price low $19.50           0.2038
Proposed Price high $21.50          0.2247
-------------------------------------------------------------------------------


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 10
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3. Market Value

-----------------------------------------------------
           A. Comparable Trading Multiples
-----------------------------------------------------


The estimated fair market value of the Common Stock of the Bank is determined by its value relative to market values for the Comparable Group. Adjustments must be delineated from a potential investor's viewpoint. A potential investor is assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank, relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

             o Balance Sheet Strength

             o Asset Quality

             o Earnings Quality, Predictability and Growth

             o Dividends

             o Marketability of the Issue

             o Recent Regulatory Matters

             o Market for Seasoned Thrift Stocks

After identifying the adjustments that should be made to market value, the market value for the Bank is computed and adjusted. The estimated market value for the Bank is then compared with the market valuation ratios of the Comparable Group, the aggregate ratios for all public thrifts, and all public Minnesota thrifts.




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

                                                                Fairness Opinion
                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 11
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                Comparable Selection
-----------------------------------------------------


This section presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 394 public thrifts as of April 2, 1998. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the valuation of the Bank's common stock.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank



-----------------------------------------------------
                  Selection Screens
-----------------------------------------------------


The selection screens utilized to identify possible Comparables from the list of 394 public thrifts at April 2, 1998 included:

1. The IPO date had to be on or before January 1, 1997, eliminating any new conversions.

2. The total asset size had to be less than or equal to $100 million, but greater than or equal to $50 million.

3. The number of offices had to be two or less.

4. The loan to asset ratio had to be greater than or equal to 50.00%

5. The institution had to be located in the Midwest Region.

6. The price to book trading multiple had to be less than or equal to 200% to eliminate those institutions with speculation included in their price.



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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 12
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This resulted in 14 institutions.

                          FIGURE 2 - SCREENING RESULTS

                                                                                               Number
                                                                                                 of
  Ticker               Short Name             Exchange           City                State     Offices   IPO Date
------------------------------------------------------------------------------------------------------------------
ATSB        AmTrust Capital Corp.             NASDAQ         Peru                      IN          2      03/28/95
CKFB        CKF Bancorp Inc.                  NASDAQ         Danville                  KY          1      01/04/95
FFBI        First Financial Bancorp Inc.      NASDAQ         Belvidere                 IL          2      10/04/93
FFDF        FFD Financial Corp.               NASDAQ         Dover                     OH          1      04/03/96
FTSB        Fort Thomas Financial Corp.       NASDAQ         Fort Thomas               KY          2      06/28/95
HCFC        Home City Financial Corp.         NASDAQ         Springfield               OH          1      12/30/96
KYF         Kentucky First Bancorp Inc.       AMSE           Cynthiana                 KY          2      08/29/95
LOGN        Logansport Financial Corp.        NASDAQ         Logansport                IN          1      06/14/95
MIVI        Mississippi View Holding Co.      NASDAQ         Little Falls              MN          1      03/24/95
MSBF        MSB Financial Inc.                NASDAQ         Marshall                  MI          2      02/06/95
NSLB        NS&L Bancorp Inc.                 NASDAQ         Neosho                    MO          2      06/08/95
PFFC        Peoples Financial Corp.           NASDAQ         Massillon                 OH          2      09/13/96
SFFC        StateFed Financial Corp.          NASDAQ         Des Moines                IA          2      01/05/94
WCFB        Webster City Federal SB (MHC)     NASDAQ         Webster City              IA          1      08/15/94


Webster City was eliminated from the group since an MHC has characteristics unlike the Bank. Additionally, the Bank was eliminated from the group.

                           FIGURE 3 - COMPARABLE GROUP

                                                                                                    Number
                                                                                                      of
  Ticker             Short Name                 Exchange             City              State        Offices   IPO Date
--------------------------------------------------------------------------------------------------------------------------
ATSB         AmTrust Capital Corp.              NASDAQ           Peru                    IN            2      03/28/95
CKFB         CKF Bancorp Inc.                   NASDAQ           Danville                KY            1      01/04/95
FFBI         First Financial Bancorp Inc.       NASDAQ           Belvidere               IL            2      10/04/93
FFDF         FFD Financial Corp.                NASDAQ           Dover                   OH            1      04/03/96
FTSB         Fort Thomas Financial Corp.        NASDAQ           Fort Thomas             KY            2      06/28/95
HCFC         Home City Financial Corp.          NASDAQ           Springfield             OH            1      12/30/96
KYF          Kentucky First Bancorp Inc.        AMSE             Cynthiana               KY            2      08/29/95
LOGN         Logansport Financial Corp.         NASDAQ           Logansport              IN            1      06/14/95
MSBF         MSB Financial Inc.                 NASDAQ           Marshall                MI            2      02/06/95
NSLB         NS&L Bancorp Inc.                  NASDAQ           Neosho                  MO            2      06/08/95
PFFC         Peoples Financial Corp.            NASDAQ           Massillon               OH            2      09/13/96
SFFC         StateFed Financial Corp.           NASDAQ           Des Moines              IA            2      01/05/94


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 13
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The members of the Comparable Group were selected based upon the following criteria:

                1.  Asset size

                2.  Profitability

                3.  Capital level

                4.  Asset mix

                5.  Operating strategy

                6.  Date of conversion

1. Asset size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged in size from $57.8 million to $99.9 million in total assets with an median of $82.5 million. The Bank's asset size was $68.6 million as of December 31, 1997.

2. Profitability The Comparable Group should have similar financial conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAAs with a median 1.25% and ROAEs with a median of 7.35% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.14% to a high of 1.83%, while the ROAE measure ranged from a low of 1.65% to a high of 9.15%. The Bank had an ROAA of 1.08% and ROAE of 6.37% for the period ended December 31, 1997.

3. Capital level The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The median equity to assets ratio for the Comparable Group was 18.26% with a high of 24.06% and a low of 9.23%. At December 31, 1997, the Bank had an equity to assets ratio of 18.18%.

4. Asset Mix The asset mix is very important in the selection criteria for Comparables. At December 31, 1997, the Bank had a total net loan to asset ratio of 66.10%, but this ratio will be higher after the offering. The median loan to asset ratio for the Comparables was 73.28%, ranging from a low of 57.96% to a high of 93.18%.


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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 14
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5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed after January 1, 1997, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.



-----------------------------------------------------
              Comparable Group Profiles
-----------------------------------------------------


            o AmTrust Capital Corp. ATSB is a SAIF insured thrift that operates
              2 branches in Peru, Indiana and has $69.1 million in assets. ATSB had the highest intangible assets to equity ratio, 0.99%, the highest non-performing loans to loans ratio, 2.37%, the highest non-performing assets to equity ratio, 16.68%, the highest non-interest income to average assets ratio, 0.55%, and the highest efficiency and overhead ratios at 88.31% and 85.91% respectively. AmTrust had the lowest net interest margin, 2.82% and the lowest net interest income to average assets ratio, 2.69%. ATSB was selected to the Group based on asset size, geographic proximity, and dependence on net interest income.

            o CKF Bancorp Inc. CKFB is a SAIF insured institution that operates
              1 branch in Danville, Kentucky. CKF is the second smallest comparable in the Group with $62.9 million in assets. CKFB had the second highest ROAA, 1.82%, the second highest equity to assets ratio, 21.89%, and the third highest loans to assets ratio, 89.11%. CKFB had the second lowest reserves to loans ratio, 0.22%, the second lowest efficiency ratio, 42.50%, and the second lowest overhead ratio, 40.92%. ESBK was selected to the Group based on asset size, profitability, interest margin, net interest income, and number of branches.

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                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 15
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            o First Financial Bancorp Inc. FFBI is a SAIF insured institution with $82.7 million in assets. First Financial had 2 branches and is located in Belvidere, Illinois. FFBI had the highest deposit to asset ratio, 81.70%, the highest non-interest income to average assets, 0.55%, and the highest non-interest expense to average assets, 2.97%. FFBI had the lowest equity to assets ratio, 9.23%, the lowest core capital to assets ratio, 8.67%, the lowest ROAA, 0.14%, the lowest ROAE, 1.65%, the lowest asset growth rate, (12.52%), and the lowest loan growth rate, (25.92%). FFBI was selected to the Group based on asset size, geographic proximity, loan to asset ratio, deposit to asset ratio, and number of branches.

            o FFD Financial Corp. FFDF is a SAIF insured institution that operates 1 branch and is located in Dover, Ohio. FFD Financial had $92.4 million in assets. FFDF had the highest equity to assets ratio, 24.06%, the highest equity + reserves to assets ratio, 24.35%, the highest reserves to NPLs, 642.86%, and the highest ROAA, 1.83%. FFDF had the second lowest non-interest expense to average assets, 0.07%. It was selected as a comparable based on its asset size, core capital to assets, interest expense to average assets, efficiency ratio, and number of branches.

            o Fort Thomas Financial Corp. FTSB has 2 branches and is a SAIF insured institution located in Fort Thomas, Kentucky. FTSB had the largest total assets of the Group with $99.9 million. Fort Thomas had the highest non-performing assets to assets ratio, 2.04%, and the second highest deposit growth rate, 10.00%. FTSB was included in the Comparable Group based on its asset size, core capital to assets, net interest income to average assets, and number of branches.

            o Home City Financial Corp. HCFC is a SAIF insured institution with
              1 branch located in Springfield, Ohio. Home City had $71.9 million in assets. HCFC had the highest ROAE, 9.15%, the highest interest income to average assets, 9.19%, and the highest interest expense to average assets, 4.73%. HCFC was included with the Comparable Group based on its size, equity to assets, non-performing assets to assets, non-interest expense to average assets, efficiency ratio, and number of branches.

            o Kentucky First Bancorp Inc. KYF is a SAIF insured institution that operates 2 offices and is located in Cynthiana, Kentucky. Kentucky First had $86.3 million in assets and is the only institution of the group that is listed on the American Stock Exchange. KYF had the lowest loans to assets ratio, 57.96% and the second lowest deposit growth rate, 0.61%. KYF was included in the Comparable Group based on its asset size, level of loans, level of equity, profitability level, net interest income, and number of branches.

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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 16
================================================================================

            o Logansport Financial Corp. LOGN is a SAIF insured Indiana institution that operates 1 branch. Logansport Financial had total assets of $86.1 million. LOGN had the second highest total capital to risk adjusted assets ratio, 35.37%, the third highest ROAA ratio, 1.50%, and the second highest asset growth rate,10.88%. Logansport Financial had the second lowest non-interest expense to average assets ratio, 1.55%, the lowest efficiency ratio, 38.75%, and the lowest efficiency ratio 35.59%. LOGN was included in the Comparable Group based on its asset size, equity to assets, non-performing loans to loans, net interest margin, net interest income, and number of branches.

            o MSB Financial Inc. MSBF is a SAIF insured institution that operates 2 branches and is based in Marshall, Michigan. MSB Financial had $77.4 in assets. MSBF had the highest loans to deposits ratio, 170.35%, loans to assets ratio, 93.18%, the highest borrowings to assets ratio, 27.33%, highest net interest margin, 4.78%, the highest net interest income to average assets, 4.61%, and the highest asset growth rate, 16.93%. MSBF had the lowest deposits to assets ratio, 54.70%, the lowest non-performing loans to loans, 0.02%, the second lowest non-performing assets to equity ratio, 0.12%, and the second lowest non-performing assets to assets ratio, 0.02%. It was included in the Comparable Group based on its asset size, interest expense to average assets, efficiency ratio, and number of branches.

            o NS&L Bancorp Inc. NSLB is a SAIF insured institution that operates 2 branches and is based in Neosho, Missouri. NS&L had $57.8 in assets which is the lowest level of assets of the Group. NSLB had the second highest intangible assets to equity ratio, 0.73% and the second highest reserves to non-performing loans, 612.50%. NSLB had the lowest loans to deposits ratio, 79.72%, the second lowest ratio of borrowings to assets ratio, 1.73%, the lowest non-performing loans to loans ratio, 0.02%, the lowest non-performing assets to equity ratio, 0.07%, the lowest reserves to loans ratio, 0.14%, the lowest interest income and interest expense to average assets at 6.70% and 3.51% respectively. It was included in the Comparable Group based on its asset size, capital levels, interest expense ratio, non-interest expense, and number of branches.

--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 17
================================================================================

            o Peoples Financial Corp. PFFC is a SAIF insured institution that operates 2 branches and is based in Massillon, Ohio. Peoples Financial had $82.5 in total assets and no borrowings. PFFC had the highest total capital to risk adjusted assets, 36.47%, the second highest reserves to non-performing assets + 90 ratio, 480.65, and the highest loan growth rate, 29.29%. PFFC had the lowest non-performing loans to loans ratio, 0.02%, the second lowest interest expense to average assets ratio, 3.58%, and the lowest non-interest income to average assets, 0.03%. It was included in the Comparable Group based on its asset size, capital levels, deposit to asset ratio, net interest margin, non-interest expense to average assets, and number of branches.

            o StateFed Financial Corp. SFFC is a SAIF insured institution that has $88.6 in total assets. StateFed Financial operates 2 branches and is based in Des Moines, Iowa. SFFC had the highest reserves to non-performing loans ratio, 17.52%, the second highest interest expense to average assets ratio, 4.51%, the highest non-interest expense to average assets ratio, 1.44%, and the highest deposit growth rate, 10.23%. SFFC had the second lowest deposits to assets ratio, 59.98%, the lowest reserves to non-performing loans ratio, 17.52%, the lowest reserves to non-performing assets + 90 ratio, 14.72%, and the lowest non-interest expense to average assets ratio, 1.44%. SFFC was included in the Comparable Group based on its asset size, equity to assets level, profitability, and number of branches.





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


                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 18
================================================================================


                       FIGURE 4 - KEY FINANCIAL INDICATORS


                        The Bank and the Comparable Group


-------------------------------------------------------------------------------------------------------------------------
                                                                  The Bank (Most       Comparable       National Median
                                                                  Recent Quarter      Group Median       (Most Recent
                                                                                      (Most Recent         Quarter)
                                                                                        Quarter)
-------------------------------------------------------------------------------------------------------------------------
Balance Sheet Data
-------------------------------------------------------------------------------------------------------------------------
Gross Loans to Deposits                                               82.66%            107.56%             96.56%
-------------------------------------------------------------------------------------------------------------------------
Total Net Loans to Assets                                             66.10%             73.28%             69.92%
-------------------------------------------------------------------------------------------------------------------------
Deposits to Assets                                                    79.96%             69.59%             71.94%
-------------------------------------------------------------------------------------------------------------------------
Borrowed Funds to Assets                                               0.00%              9.58%             12.83%
-------------------------------------------------------------------------------------------------------------------------
Capital
-------------------------------------------------------------------------------------------------------------------------
Equity to Assets                                                      18.18%             18.26%             10.51%
-------------------------------------------------------------------------------------------------------------------------
Tangible Equity to Assets                                             18.18%             18.26%             10.45%
-------------------------------------------------------------------------------------------------------------------------
Intangible Assets to Equity                                            0.00%              0.00%              0.00%
-------------------------------------------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                                     16.36%             15.12%              9.16%
-------------------------------------------------------------------------------------------------------------------------
Equity + Reserves to Assets                                           19.44%             18.47%             11.19%
-------------------------------------------------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets                                 33.09%             26.83%             17.62%
-------------------------------------------------------------------------------------------------------------------------
Growth
-------------------------------------------------------------------------------------------------------------------------
Asset Growth                                                          (7.20%)             4.77%              8.35%
-------------------------------------------------------------------------------------------------------------------------
Loan Growth                                                            1.39%             11.99%             10.87%
-------------------------------------------------------------------------------------------------------------------------
Deposit Growth                                                        (2.62%)             2.60%              5.38%
-------------------------------------------------------------------------------------------------------------------------


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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 19
================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                         The Bank            Comparable Group         National
-------------------------------------------------------------------------------------------------------------------
Asset Quality
-------------------------------------------------------------------------------------------------------------------
Non-Performing Loans to Loans                              0.65%                  0.27%                0.62%
-------------------------------------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                         290.24%                 64.36%              122.13%
-------------------------------------------------------------------------------------------------------------------
Non-Performing Assets to Assets                            0.43%                  0.23%                0.49%
-------------------------------------------------------------------------------------------------------------------
Non-Performing Assets to Equity                            2.38%                  1.17%                4.41%
-------------------------------------------------------------------------------------------------------------------
Reserves to Loans                                          1.90%                  0.44%                0.81%
-------------------------------------------------------------------------------------------------------------------
Profitability
-------------------------------------------------------------------------------------------------------------------
Return on Assets                                           1.08%                  1.25%                0.92%
-------------------------------------------------------------------------------------------------------------------
Return on Equity                                           6.37%                  7.35%                8.22%
-------------------------------------------------------------------------------------------------------------------
Income Statement
-------------------------------------------------------------------------------------------------------------------
Net Interest Margin                                        3.91%                  3.59%                3.48%
-------------------------------------------------------------------------------------------------------------------
Interest Income to Average Assets                          7.48%                  7.35%                7.39%
-------------------------------------------------------------------------------------------------------------------
Interest Expense to Average Assets                         3.62%                  3.83%                4.14%
-------------------------------------------------------------------------------------------------------------------
Net Interest Income to Average Assets                      3.85%                  3.49%                3.31%
-------------------------------------------------------------------------------------------------------------------
Noninterest Income to Average Assets                       0.25%                  0.19%                0.33%
-------------------------------------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                      2.35%                  2.36%                2.18%
-------------------------------------------------------------------------------------------------------------------
Efficiency Ratio                                          57.68%                 55.45%               58.36%
-------------------------------------------------------------------------------------------------------------------

Source:  SNL Securities and FinPro calculations.


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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 20
================================================================================


-----------------------------------------------------
                Valuation Adjustments
-----------------------------------------------------



     BALANCE SHEET STRENGTH


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank marketability, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank as measured against the Comparable Group.

                        FIGURE 5 - KEY BALANCE SHEET DATA

                                                               Key Financial Data as of The Most Recent Quarter
                                                      -------------------------------------------------------------------
                                                             Total       Loans/       Loans/     Deposits/   Borrowings/
                                                            Assets      Deposits       Assets     Assets       Assets
  Ticker                  Short Name                        ($000)         (%)          (%)         (%)          (%)
-------------------------------------------------------------------------------------------------------------------------
                   Comparable Thrift Data
ATSB         AmTrust Capital Corp.                          69,106        104.82        70.11       66.89       21.51
CKFB         CKF Bancorp Inc.                               62,865        129.52        89.11       68.80        8.29
FFBI         First Financial Bancorp Inc.                   82,682         81.43        66.52       81.70        8.10
FFDF         FFD Financial Corp.                            92,364        109.70        69.80       63.63       10.86
FTSB         Fort Thomas Financial Corp.                    99,873        127.88        91.66       71.68       11.31
HCFC         Home City Financial Corp.                      71,854        121.86        87.66       71.94        7.95
KYF          Kentucky First Bancorp Inc.                    86,307         91.21        57.96       63.55       18.50
LOGN         Logansport Financial Corp.                     86,115        105.42        74.18       70.37        7.55
MSBF         MSB Financial Inc.                             77,444        170.35        93.18       54.70       27.33
NSLB         NS&L Bancorp Inc.                              57,823         79.72        61.46       77.09        1.73
PFFC         Peoples Financial Corp.                        82,464         91.04        72.37       79.49        0.00
SFFC         StateFed Financial Corp.                       88,608        129.09        77.43       59.98       21.44
-------------------------------------------------------------------------------------------------------------------------
             Average                                        79,792        111.84        75.95       69.15       12.05
             Median                                         82,573        107.56        73.28       69.59        9.58
             Maximum                                        99,873        170.35        93.18       81.70       27.33
             Minimum                                        57,823         79.72        57.96       54.70        0.00

MIVI         Mississippi View Holding Co.                   68,619         82.66        66.10       79.96        0.00

             Variance to the Comparable Median             (13,954)       -24.90        -7.18       10.38       -9.58

Sources:  SNL and FinPro Computations

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

         Asset Composition - The Bank's net loan to asset ratio of 66.10% is below the median for the Comparable Group of 73.28%. Therefore, the Bank had a higher reliance on the wholesale market for assets

--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 21
================================================================================

         Funding Mix - The Comparable Group had 9.28% of its funding base from borrowings while the Bank's ratio is 0.00%. The Bank's lower level of borrowings leaves room for an additional funding source in the future.

                      FIGURE 6 - BALANCE SHEET GROWTH DATA


                                                     Balance Sheet Growth as of The MRQ
                                                    -------------------------------------
                                                          Asset        Loan     Deposit
                                                         Growth       Growth     Growth
                                                          Rate         Rate       Rate
   Ticker                  Short Name                      (%)          (%)        (%)
-----------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                       (4.31)       (5.50)      (7.14)
CKFB         CKF Bancorp Inc.                             4.77         5.12        0.98
FFBI         First Financial Bancorp Inc.               (12.52)      (25.95)       2.60
FFDF         FFD Financial Corp.                          7.20        25.22        7.93
FTSB         Fort Thomas Financial Corp.                  9.62        12.18       10.00
HCFC         Home City Financial Corp.                      NA           NA          NA
KYF          Kentucky First Bancorp Inc.                 (1.78)        4.17        0.61
LOGN         Logansport Financial Corp.                  10.88        11.99        5.57
MSBF         MSB Financial Inc.                          16.39        14.98        2.52
NSLB         NS&L Bancorp Inc.                           (0.98)       12.30        5.15
PFFC         Peoples Financial Corp.                     (7.60)       29.29        2.17
SFFC         StateFed Financial Corp.                     7.00         0.51       10.23
----------------------------------------------------------------------------------------
             Average                                      2.61         7.66        3.69
             Median                                       4.77        11.99        2.60
             Maximum                                     16.39        29.29       10.23
             Minimum                                    (12.52)      (25.95)      (7.14)

MIVI         Mississippi View Holding Co.                (2.43)        1.39       (2.62)

             Variance to the Comparable Median           (7.20)      (10.60)      (5.22)


Sources:  SNL and FinPro Computations

The Bank's assets and deposits have decreased while the Comparable median has increased. The Bank has increased loans, but at a rate slower than the Comparable Group.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 22
================================================================================

                             FIGURE 7 - CAPITAL DATA

                                                                          Capital as of The Most Recent Quarter
                                                    -----------------------------------------------------------------------------
                                                                    Tangible   Intangible  Regulatory   Equity +   Total Capital/
                                                        Equity/      Equity/     Assets/   Core Cap/    Reserves/  Risk Adjusted
                                                         Assets    Tang Assets   Equity      Assets       Assets       Assets
   Ticker                  Short Name                     (%)          (%)                    (%)          (%)           (%)
---------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                       10.83        10.73        0.99       10.00        11.55       17.00
CKFB         CKF Bancorp Inc.                            21.89        21.89        0.00       19.59        22.09       34.13
FFBI         First Financial Bancorp Inc.                 9.23         9.23        0.00        8.67         9.87       15.38
FFDF         FFD Financial Corp.                         24.06        24.06        0.00       16.40        24.35       32.70
FTSB         Fort Thomas Financial Corp.                 15.82        15.82        0.00       15.04        16.29       24.15
HCFC         Home City Financial Corp.                   19.49        19.49        0.00       15.20        20.12       26.59
KYF          Kentucky First Bancorp Inc.                 17.02        17.02        0.00       14.50        17.47       27.06
LOGN         Logansport Financial Corp.                  19.21        19.21        0.00       19.10        19.49       35.37
MSBF         MSB Financial Inc.                          16.86        16.86        0.00       12.51        17.29       21.21
NSLB         NS&L Bancorp Inc.                           19.74        19.62        0.73       15.70        19.82       34.30
PFFC         Peoples Financial Corp.                     18.85        18.85        0.00       16.62        19.03       36.47
SFFC         StateFed Financial Corp.                    17.66        17.66        0.00       10.66        17.91       18.94
---------------------------------------------------------------------------------------------------------------------------------
             Average                                     17.56        17.54        0.14       14.50        17.94       26.94
             Median                                      18.26        18.26        0.00       15.12        18.47       26.83
             Maximum                                     24.06        24.06        0.99       19.59        24.35       36.47
             Minimum                                      9.23         9.23        0.00        8.67         9.87       15.38

MIVI         Mississippi View Holding Co.                18.18        18.18        0.00       16.36        19.44       33.09

             Variance to the Comparable Median           (0.08)       (0.08)       0.00        1.24         0.97        6.27

Sources: SNL and FinPro Computations

         Capitalization - The Comparable Group's median equity to assets ratio of 18.26% is in line with the Bank's ratio of 18.18%.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Only two members of the Comparable Group have intangibles, both less than 1.00% of equity. Thrifts trade more on tangible book than on book. The Bank had no intangible assets.

         Interest Rate Risk - The Bank has a moderate level of interest rate risk, evidenced by a net portfolio value above tangible equity at rate shocks up to and including +200 basis points and above the assumed 4.00% capital limit under all rate shocks.

The Bank has a greater percentage of wholesale investments, no borrowings and capital levels which are consistent with the Comparable Group. As the balance sheet elements offset each other, the Bank's market value should not be adjusted in comparison to the Comparable Group for this measure.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 23
================================================================================

     ASSET QUALITY


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 8 - ASSET QUALITY TABLE

                                                                   Asset Quality as of The Most Recent Quarter
                                                    --------------------------------------------------------------------------
                                                          NPLs/    Reserves/       NPAs/       NPAs/    Reserves/   Reserves/
                                                          Loans       NPLs        Assets      Equity      Loans     NPAs + 90
   Ticker                  Short Name                      (%)        (%)          (%)          (%)        (%)          (%)
------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                        2.37        43.83        1.81       16.68         1.04       40.38
CKFB         CKF Bancorp Inc.                             0.12       189.39        0.10        0.48         0.22       42.66
FFBI         First Financial Bancorp Inc.                 1.50        64.36        1.00       10.81         0.97       64.36
FFDF         FFD Financial Corp.                          0.07       642.86        0.05        0.19         0.42      642.86
FTSB         Fort Thomas Financial Corp.                  2.22        23.24        2.04       12.88         0.52       23.24
HCFC         Home City Financial Corp.                    0.41       174.52        0.36        1.85         0.72      174.52
KYF          Kentucky First Bancorp Inc.                  0.07           NM        0.04        0.22         0.77      348.65
LOGN         Logansport Financial Corp.                   0.67        56.84        0.62        3.25         0.38       45.62
MSBF         MSB Financial Inc.                           0.02           NM        0.02        0.12         0.46       51.31
NSLB         NS&L Bancorp Inc.                            0.02       612.50        0.01        0.07         0.14       36.57
PFFC         Peoples Financial Corp.                      0.02           NM        0.04        0.20         0.25      480.65
SFFC         StateFed Financial Corp.                     1.89        17.52        1.74        9.86         0.33       14.72
------------------------------------------------------------------------------------------------------------------------------
             Average                                      0.78       202.78        0.65        4.72         0.52      163.80
             Median                                       0.27        64.36        0.23        1.17         0.44       48.47
             Maximum                                      2.37       642.86        2.04       16.68         1.04      642.86
             Minimum                                      0.02        17.52        0.01        0.07         0.14       14.72

MIVI         Mississippi View Holding Co.                 0.65       290.24        0.43        2.38         1.90      225.65

             Variance to the Comparable Median            0.39       225.88        0.20        1.22         1.46      177.19

Sources:  SNL and FinPro Computations

The Bank has a higher level of non-performing loans ("NPL") to total loans at 0.65% when compared to the Comparable Group median of 0.27%. However, the Bank's reserve levels are higher than the Comparables, offsetting the higher level of NPLs.

Based on these factors no adjustment is warranted for this element.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 24
================================================================================


     EARNINGS QUALITY, PREDICTABILITY AND GROWTH


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

             o net interest income

             o loan loss provision

             o non-interest income

             o non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 25
================================================================================


The Bank's ROAA and ROAE are slightly below the Comparable Group median.

                          FIGURE 9 - PROFITABILITY DATA

                                                 Profitability as of The Most Recent Quarter
                                             ---------------------------------------------------
                                                                    Return on         Return on
                                                                   Avg Assets        Avg Equity
   Ticker                  Short Name                                  (%)                (%)
------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                                    0.41              3.87
CKFB         CKF Bancorp Inc.                                         1.82              7.74
FFBI         First Financial Bancorp Inc.                             0.14              1.65
FFDF         FFD Financial Corp.                                      1.83              7.49
FTSB         Fort Thomas Financial Corp.                              1.23              7.53
HCFC         Home City Financial Corp.                                1.39              9.15
KYF          Kentucky First Bancorp Inc.                              1.13              6.77
LOGN         Logansport Financial Corp.                               1.50              7.71
MSBF         MSB Financial Inc.                                       1.51              8.83
NSLB         NS&L Bancorp Inc.                                        0.72              3.63
PFFC         Peoples Financial Corp.                                  0.79              3.27
SFFC         StateFed Financial Corp.                                 1.27              7.21
------------------------------------------------------------------------------------------------
             Average                                                  1.15              6.24
             Median                                                   1.25              7.35
             Maximum                                                  1.83              9.15
             Minimum                                                  0.14              1.65

MIVI         Mississippi View Holding Co.                             1.08              6.37

             Variance to the Comparable Median                       (0.17)            (0.98)

Sources:  SNL and FinPro Computations



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 26
================================================================================

However, the Bank's margin, noninterest expense and noninterest income are consistent with or better than the Comparable Group medians.

                        FIGURE 10 - INCOME STATEMENT DATA

                                                                        Income Statement as of The Most Recent Quarter
                                                 -----------------------------------------------------------------------------------
                                                        Net      Interest     Interest     Net Interest   Noninterest    Noninterest
                                                     Interest     Income/     Expense/        Income/       Income/       Expense/
                                                      Margin    Avg Assets   Avg Assets     Avg Assets    Avg Assets     Avg Assets
   Ticker                  Short Name                   (%)         (%)          (%)            (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                      2.82       7.04         4.35           2.69          0.55           2.87
CKFB         CKF Bancorp Inc.                           3.75       7.46         3.80           3.66          0.10           1.67
FFBI         First Financial Bancorp Inc.               3.08       7.18         4.25           2.93          0.55           2.97
FFDF         FFD Financial Corp.                        3.35       6.98         3.68           3.31          0.07           1.95
FTSB         Fort Thomas Financial Corp.                4.15       8.49         4.46           4.03          0.31           2.29
HCFC         Home City Financial Corp.                  4.59       9.19         4.73           4.46          0.13           2.55
KYF          Kentucky First Bancorp Inc.                3.45       7.23         3.85           3.37          0.18           1.91
LOGN         Logansport Financial Corp.                 3.95       7.62         3.80           3.81          0.20           1.55
MSBF         MSB Financial Inc.                         4.78       8.26         3.65           4.61          0.46           2.80
NSLB         NS&L Bancorp Inc.                          3.27       6.70         3.51           3.18          0.40           2.46
PFFC         Peoples Financial Corp.                    3.71       7.19         3.58           3.61          0.03           2.42
SFFC         StateFed Financial Corp.                   3.47       7.79         4.51           3.28          0.16           1.44
------------------------------------------------------------------------------------------------------------------------------------
             Average                                    3.70       7.59         4.01           3.58          0.26           2.24
             Median                                     3.59       7.35         3.83           3.49          0.19           2.36
             Maximum                                    4.78       9.19         4.73           4.61          0.55           2.97
             Minimum                                    2.82       6.70         3.51           2.69          0.03           1.44

MIVI         Mississippi View Holding Co.               3.91       7.48         3.62           3.85          0.25           2.35

             Variance to the Comparable Median          0.32       0.14        (0.21)          0.36          0.06          (0.00)



                                                         Income Statement as of The
                                                             Most Recent Quarter
                                                        ----------------------------
                                                          Efficiency       Overhead
                                                             Ratio           Ratio
   Ticker                  Short Name                         (%)             (%)
------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                           88.31           85.91
CKFB         CKF Bancorp Inc.                                42.50           40.92
FFBI         First Financial Bancorp Inc.                    85.19           82.41
FFDF         FFD Financial Corp.                             57.77           56.88
FTSB         Fort Thomas Financial Corp.                     52.81           49.23
HCFC         Home City Financial Corp.                       55.54           54.29
KYF          Kentucky First Bancorp Inc.                     53.63           51.11
LOGN         Logansport Financial Corp.                      38.75           35.59
MSBF         MSB Financial Inc.                              55.35           50.86
NSLB         NS&L Bancorp Inc.                               68.48           64.48
PFFC         Peoples Financial Corp.                         66.44           66.13
SFFC         StateFed Financial Corp.                        52.28           50.02
-------------------------------------------------------------------------------------
             Average                                         59.75           57.32
             Median                                          55.45           52.70
             Maximum                                         88.31           85.91
             Minimum                                         38.75           35.59

MIVI         Mississippi View Holding Co.                    57.68           54.88

             Variance to the Comparable Median                2.24            2.18

Sources:  SNL and FinPro Computations


                         FIGURE 11 - CORE EARNINGS DATA

                                                                                         Income
                                                    --------------------------------------------------------------------------------
                                                      Net Income    Core Income    Core EPS       EPS      Net Income    Core Income
   Ticker                  Short Name                    LTM            LTM           LTM         LTM          MRQ           MRQ
------------------------------------------------------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                         288           125          0.25        0.57         64             (4)
CKFB         CKF Bancorp Inc.                            1,117           843          0.97        1.29        214            214
FFBI         First Financial Bancorp Inc.                  124           251          0.61        0.30         49             (2)
FFDF         FFD Financial Corp.                         1,607           772          0.56        1.19        164            164
FTSB         Fort Thomas Financial Corp.                 1,185         1,185          0.82        0.82        306            306
HCFC         Home City Financial Corp.                     888           900          0.99        0.98        251            250
KYF          Kentucky First Bancorp Inc.                   993           983          0.77        0.78        207            204
LOGN         Logansport Financial Corp.                  1,232         1,249          0.96        0.95        360            367
MSBF         MSB Financial Inc.                          1,123         1,038          0.84        0.91        308            263
NSLB         NS&L Bancorp Inc.                             426           418          0.65        0.66         94             94
PFFC         Peoples Financial Corp.                       684           674          0.49        0.49        122            122
SFFC         StateFed Financial Corp.                    1,096         1,096          0.72        0.72        273            273
------------------------------------------------------------------------------------------------------------------------------------
             Average                                       897           795          0.72        0.81        201            188
             Median                                      1,045           872          0.75        0.80        211            209
             Maximum                                     1,607         1,249          0.99        1.29        360            367
             Minimum                                       124           125          0.25        0.30         49             (4)

MIVI         Mississippi View Holding Co.                  744           732          0.94        0.95        177            175

             Variance to the Comparable Median            (301)         (140)         0.20        0.15        (34)           (34)

                                                               Income
                                                  -----------------------------
                                                      Core EPS         EPS
   Ticker                  Short Name                    MRQ           MRQ
-------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                       0.13         (0.01)
CKFB         CKF Bancorp Inc.                            0.26          0.26
FFBI         First Financial Bancorp Inc.                0.12          0.00
FFDF         FFD Financial Corp.                         0.12          0.12
FTSB         Fort Thomas Financial Corp.                 0.21          0.21
HCFC         Home City Financial Corp.                   0.24          0.24
KYF          Kentucky First Bancorp Inc.                 0.16          0.16
LOGN         Logansport Financial Corp.                  0.29          0.30
MSBF         MSB Financial Inc.                          0.25          0.21
NSLB         NS&L Bancorp Inc.                           0.14          0.14
PFFC         Peoples Financial Corp.                     0.09          0.09
SFFC         StateFed Financial Corp.                    0.18          0.18
-------------------------------------------------------------------------------
             Average                                     0.18          0.16
             Median                                      0.17          0.17
             Maximum                                     0.29          0.30
             Minimum                                     0.09         (0.01)

MIVI         Mississippi View Holding Co.                0.24          0.24

             Variance to the Comparable Median           0.07          0.07

Sources:  SNL and FinPro Computations


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 27
================================================================================

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

Based on the Bank's historical earnings performance, no adjustment is warranted to the market value for earnings.














--------------------------------------------------------------------------------
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


                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 28
================================================================================

      DIVIDENDS


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there was a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.




--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 29
================================================================================

                           FIGURE 12 - DIVIDENDS DATA

                                                          Dividends
                                                 -----------------------------
                                                    Current      LTM Dividend
                                                    Dividend        Payout
                                                     Yield          Ratio
   Ticker                  Short Name                 ($)            (%)
------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB         AmTrust Capital Corp.                   1.290         35.090
CKFB         CKF Bancorp Inc.                        2.532        113.950
FFBI         First Financial Bancorp Inc.            0.000          0.000
FFDF         FFD Financial Corp.                     1.333         23.110
FTSB         Fort Thomas Financial Corp.             1.639         36.590
HCFC         Home City Financial Corp.               1.933         33.670
KYF          Kentucky First Bancorp Inc.             3.540         64.100
LOGN         Logansport Financial Corp.              2.238         42.110
MSBF         MSB Financial Inc.                      1.805         29.950
NSLB         NS&L Bancorp Inc.                       2.857         75.760
PFFC         Peoples Financial Corp.                 3.030             NM
SFFC         StateFed Financial Corp.                1.379         27.780
------------------------------------------------------------------------------
             Average                                 1.965         43.828
             Median                                  1.869         35.090
             Maximum                                 3.540        113.950
             Minimum                                 0.000          0.000

MIVI         Mississippi View Holding Co.            1.600         16.840


Eleven of the twelve Comparable institutions had declared dividends. The median dividend payout ratio for the Comparable Group was 35.09%, ranging from a high of 113.95% to a low of 0.00%. The Bank's dividend payout ratio is below the Comparable average while the current dividend yield is in line with the Comparable Group. The Bank has adequate capital to afford dividends. No adjustment is warranted for this factor.




--------------------------------------------------------------------------------
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


                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 30
================================================================================

     MARKETABILITY OF THE ISSUE


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provides an indication of how much marketability there will be in a given stock. The actual marketability can be measured by volume traded over a given period of time.

                          FIGURE 13 - PERCENTAGE TRADED

--------------------------------------------------------------------------------
                                            Volume for February 1998 as a
                                            percent of outstanding shares
--------------------------------------------------------------------------------

AmTrust Capital                                        3.40%
CKF Bancorp                                            1.70%
First Financial                                        1.50%
FFD Financial                                          2.60%
Fort Thomas Financial                                  2.40%
Home City Financial                                    0.10%
Kentucky First Bancorp                                 6.20%
Logansport Financial                                   12.20%
MSB Financial                                          0.50%
NS&L Bancorp                                           4.10%
Peoples Financial                                      3.60%
StateFed Financial Corp                                1.30%
--------------------------------------------------------------------------------

Median                                                 2.50%

Mississippi View Holding Company                       3.80%
--------------------------------------------------------------------------------

Variance to median                                     1.30%
--------------------------------------------------------------------------------

Sources:  SNL and FinPro Computations

The Bank's trading level is greater than the Comparable median. However, the Bank has recently been delisted from NASDAQ. Though the Bank was more liquid than the Comparables, it will become less so now that it is no longer listed on NASDAQ. Based on this factor, a discount appears warranted. This discount is partially mitigated by the lower than average trading volume of the Comparables. A discount of 5% is warranted for this factor.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 31
================================================================================

     RECENT REGULATORY MATTERS


Recently, regulators have been concerned with capital redistributions from thrifts which have converted within the past three years. Regulatory agencies are publicly indicating that they will enforce the limits of stock buy backs to:
0% in the first year, 5% in the second year and 5% in the third year.

This threat to over-capitalized institutions, of not being able to use all of the capital markets tools available, will hurt the stocks attractiveness, as it will put them at a significant competitive disadvantage to the rest of the industry.

However, no adjustment for this measure is warranted because the majority of the Comparables converted within the last three years and are bound by the same limitations.


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 32
================================================================================

-----------------------------------------------------
                Summary of Adjustments
-----------------------------------------------------


Overall, FinPro believes that the Bank pro-forma market value should be discounted relative to the Comparable Group, reflecting the following adjustments.

                        FIGURE 15 - VALUATION ADJUSTMENTS

------------------------------------------------------------------------------------------------------------
Key Valuation Parameters                              Valuation Adjustments         Discount / Premium
------------------------------------------------------------------------------------------------------------
Balance Sheet Strength                                No Adjustment                         0%

Asset Quality                                         No Adjustment                         0%

Earnings Quality, Predictability and Growth           No Adjustment                         0%

Dividends                                             No Adjustment                         0%

Marketability of the Issue                            Slight Downward                       5%

Recent Regulatory Matters                             No Adjustment                         0%
------------------------------------------------------------------------------------------------------------

The Bank and the Comparable Group are very similar in their performance and condition.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 33
================================================================================


-----------------------------------------------------
             Market for Seasoned Thrifts
-----------------------------------------------------


Data for all public thrifts as of April 2, 1998 is provided in Exhibit 2. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index, graphically shown below and tabularly shown on the following page:

                       FIGURE 16 - SNL THRIFT INDEX CHART








                                [GRAPHIC OMITTED]








Source:  SNL Securities

--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 34
================================================================================


                        FIGURE 17 - HISTORICAL SNL INDEX


----------------------------------------------------------------------------------------------------------------------------
                                           SNL THRIFT INDEX MONTHLY PERFORMANCE
                                             January 2, 1992 to April 2, 1998
----------------------------------------------------------------------------------------------------------------------------
                              SNL      % Change     % Change    % Change    % Change     % Change    % Change    % Change
                            Thrift       Since        Since       Since       Since        Since       Since       Since
                 Date        Index     01/02/92     01/04/93    01/03/94    12/30/94     12/29/95    12/31/96    12/31/97
                 ----        -----     --------     --------    --------    --------     --------    --------    --------
               Jan-92       143.9         -            -           -           -            -           -           -
               Jul-92       175.1        21.7%         -           -           -            -           -           -
               Jan-93       201.1        39.7%         -           -           -            -           -           -
               Jul-93       220.5        53.2%         9.6%        -           -            -           -           -
               Jan-94       252.5        75.5%        25.6%        -           -            -           -           -
               Jul-94       273.8        90.3%        36.2%        8.4%        -            -           -           -
               Jan-95       256.1        78.0%        27.3%        1.4%        -            -           -           -
               Jul-95       328.2       128.1%        63.2%       30.0%       28.2%         -           -           -
               Jan-96       370.7       157.6%        84.3%       46.8%       44.7%         -           -           -
               Jul-96       389.9       171.0%        93.9%       54.4%       52.2%         5.2%        -           -
               Jan-97       520.1       261.4%       158.6%      106.0%      103.1%        40.3%        -           -
               Jul-97       684.5       375.7%       240.4%      171.1%      167.3%        84.7%       31.6%
               Jan-98       768.3       433.9%       282.0%      204.3%      217.1%       104.1%       58.9%       -5.6%
               Apr-98       884.3       514.5%       339.7%      250.2%      265.0%       134.9%       82.9%        8.6%

Sources:  SNL and FinPro Computations

As the Figures 16 and 17 illustrate, the performance of the SNL index has been robust through 1996 and 1997. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 16 and 17 show, in 1997, the SNL index has continued to increase as a result of the flat interest rate environment. In addition, the market continues to demonstrate evidence of acquisition speculation.


--------------------------------------------------------------------------------
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

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 35
================================================================================

-----------------------------------------------------
                  Market Multiples
-----------------------------------------------------


The following table provides the key market multiples for the Comparable Group

                    FIGURE 18 - COMPARABLE TRADING MULTIPLES

                                              ---------------------------------------------------------------------------------
                                                                         Current Price in Relation to
                                              ---------------------------------------------------------------------------------
                                                                       Price/      Price/                 Tangible
                                              Earnings    LTM EPS   LTM Core EPS    Core    Book Value   Book Value    Assets
Ticker                                          (x)        (x)          (x)         (x)           (%)       (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
             Comparable Group
ATSB         AmTrust Capital Corp.             29.81      27.19        62.00       NM         105.73       106.82     11.45
CKFB         CKF Bancorp Inc.                  18.99      15.31        20.36       18.99      115.23       115.23     27.24
FFBI         First Financial Bancorp Inc.      52.60      84.17        41.39       NM         137.45       137.45     12.69
FFDF         FFD Financial Corp.               46.88      18.91        40.18       46.88      146.29       146.29     35.19
FTSB         Fort Thomas Financial Corp.       18.15      18.60        18.60       18.15      142.39       142.39     22.51
HCFC         Home City Financial Corp.         19.40      19.01        18.81       19.40      120.39       120.39     23.45
KYF          Kentucky First Bancorp Inc.       22.07      18.11        18.34       22.07      124.78       124.78     21.24
LOGN         Logansport Financial Corp.        15.41      18.82        18.62       14.90      136.24       136.24     26.17
MSBF         MSB Financial Inc.                16.63      18.27        19.79       19.79      157.43       157.43     26.54
NSLB         NS&L Bancorp Inc.                 31.25      26.52        26.92       31.25      105.17       105.93     20.76
PFFC         Peoples Financial Corp.           45.83      33.67        33.67       45.83      150.27       150.27     28.35
SFFC         StateFed Financial Corp.          20.14      20.14        20.14       20.14      144.42       144.42     25.49


             Comparable Average                28.10      26.56        28.24       25.74      132.15       132.30     23.42
             Comparable Median                 21.11      18.96        20.25       19.97      136.85       136.85     24.47

MIVI         Mississippi View Holding Co.      20.83      21.05        21.28       20.83      118.69       118.69     21.57

Sources:  SNL and FinPro Computations

Note: The multiples for Mississippi View are based on the price of the Bank's last trade on NASDAQ of $20 per share, the Bank's most recent trade was $18.50

The Bank is trading at a discount on a price to book basis when compared to the Comparable Group, all public thrifts, all Minnesota public thrifts and all public thrifts with < $100 million in assets. The Bank is, however, trading at a premium on a price to LTM EPS basis when compared to the Comparable Group, all public thrifts, and all public Minnesota thrifts.

                      FIGURE 19 - MARKET TRADING MULTIPLES

                                 ---------------------------------------------------------------------------------------
                                                                 Current Price in Relation to
                                 ---------------------------------------------------------------------------------------
                                                                   Price/      Price/                 Tangible
                                     Earnings      LTM EPS   LTM Core EPS       Core   Book Value   Book Value   Assets
                                          (x)          (x)            (x)        (x)          (%)          (%)       (%)
                                 ---------------------------------------------------------------------------------------
  Comparable Average                   28.10        26.56          28.24      25.74       132.15       132.30     23.42
   Comparable Median                   21.11        18.96          20.25      19.97       136.85       136.85     24.47

  All Public Average                   24.84        24.73          25.98      27.67       182.83       190.48     21.45
   All Public Median                   20.23        20.81          22.11      22.02       161.16       165.08     19.22

   Minnesota Average                   18.61        18.90          19.87      20.08       136.44       138.29     19.08
    Minnesota Median                   19.35        19.63          19.90      19.35       133.81       133.81     18.13

       Assets less than
             $100 Million Average      26.89        26.89          26.89      26.89       136.57       136.57    136.57
       Assets less than
             $100 Million Median       23.01        23.01          23.01      23.01       126.12       126.12    126.12

 Mississippi View Holding Co.          20.83        21.05          21.28      20.83       118.69       118.69     21.57

Sources:  SNL and FinPro Computations
Note: The multiples for Mississippi View are based on the price of the Bank's last trade on NASDAQ of $20 per share, the Bank's most recent trade was $18.50
--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 36
================================================================================

-----------------------------------------------------
                    Imputed Value
-----------------------------------------------------


Based upon the current market trading multiples and adjustments to value, it is FinPro's opinion that a fair market trading value for the stock is $19.03 per share.

                        FIGURE 20 - VALUATION COMPUTATION

--------------------------------------------------------------------------------
                                      Price to       Price to        Price to
                                      Earnings         Book       Tangible Book
--------------------------------------------------------------------------------
Comparable Median                      18.96         136.85%         136.85%

Adjustment (Marketability)             -5.00%         -5.00%          -5.00%

Adjusted Multiples                     18.01         130.01%         130.01%

Imputed Price                        $ 17.11        $ 21.91         $ 21.91

Weight                                    60%            20%             20%


Weighted Price                       $ 19.03



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 37
================================================================================

-----------------------------------------------------
                 B. Comparable Sales
-----------------------------------------------------


The number of national bank acquisitions continues to demonstrate its cyclical nature; thrifts deals, however, did deviate in the fourth quarter of 1997.

                   FIGURE 21 - DEALS FOR LAST TWELVE QUARTERS









                                [GRAPHIC OMITTED]









Source:  SNL Securities



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 38
================================================================================

From 1995 through April 2, 1998, thrift deal prices have grown substantially. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value, tangible book value and earnings continue to climb for all thrifts, thrift acquisitions of a similar size and thrifts in the Midwest region. The price to assets and price to deposits multiples have declined for the Midwest region and deals of a similar size.

             FIGURE 22 - THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK










                                [GRAPHIC OMITTED]









Source: SNL Securities


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 39
================================================================================


        FIGURE 23 - THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK









                                [GRAPHIC OMITTED]








Source: SNL Securities




           FIGURE 24 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS







                                [GRAPHIC OMITTED]






Source: SNL Securities


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 40
================================================================================


            FIGURE 25 - THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS






                                [GRAPHIC OMITTED]





Source: SNL Securities


           FIGURE 26 - THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS






                                [GRAPHIC OMITTED]






Source: SNL Securities


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 41
================================================================================


                           FIGURE 27 - DEAL MULTIPLES

--------------------------------------------------------------------------------
Median Price to LTM Earnings               1995      1996     1997   1998 YTD
Thrifts - Nationwide                       18.4      17.6     24.6     26.4
Thrifts - Midwest                          20.1      23.9     24.5     27.3
Thrifts - Deal Value $10-50 Million        17.5      18.3     25.5     30.6
Average Price to Book
Thrifts - Nationwide                       144.7    149.5     185.5    215.8
Thrifts - Midwest                          136.7    138.7     167.7    240.3
Thrifts - Deal Value $10-50 Million        146.0    141.0     169.7    172.0
Average Price to Tangible Book
Thrifts - Nationwide                       150.0    153.6     192.3    221.7
Thrifts - Midwest                          137.9    141.9     169.8    247.9
Thrifts - Deal Value $10-50 Million        155.8    144.1     171.0    172.0
Average Price to Assets
Thrifts - Nationwide                       14.8      15.0     18.4     20.9
Thrifts - Midwest                          17.9      17.4     20.7     18.4
Thrifts - Deal Value $10-50 Million        15.3      16.7     19.1     17.7
Average Price to Deposits
Thrifts - Nationwide                       19.2      19.9     24.9     28.3
Thrifts - Midwest                          23.8      23.1     28.6     26.1
Thrifts - Deal Value $10-50 Million        20.0      22.1     24.5     21.3
--------------------------------------------------------------------------------


Source: SNL Securities

--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 42
================================================================================

-----------------------------------------------------
         Local Acquisitions of Similar Size
-----------------------------------------------------


In the Midwest region there are five pending acquisitions within a relatively comparable size range. They are as follows:

                     FIGURE 28 - PENDING ACQUISITIONS TABLE


------------------------------------------------------------------------------------------------------------------------------------
                                           Announced Regional Thrift Deals Since April 2, 1997

                                                                                                                              Ann'd
                                                                                                               Completed/     Deal
                                  Bank/                                   Bank/      Announced                 Terminated     Value
          Buyer          ST      Thrift              Seller        ST     Thrift       Date       Status          Date        ($M)
          -----          --      ------              ------        --     ------       ----       ------          ----        ----
Blue River Bancshrs      IN       Bank     Shelby County Bncrp     IN     Thrift     02/27/98     Pending          NA         10.8
Southside Bancshares     MO       Bank     Public Srvc Bk, FSB     MO     Thrift     02/26/98     Pending          NA          8.5
Citizens Finl Svcs       IN      Thrift    SuburbFed Financial     IL     Thrift     12/30/97     Pending          NA         46.5
First State Bancshrs     MO       Bank     Joachim Bancorp Inc.    MO     Thrift     12/29/97     Pending          NA         12.8
Waterfield Mortgage      IN      Thrift    Indiana Community Bk    IN     Thrift     10/31/97     Pending          NA         22.1

                                                                                                                           Medians
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                               Announced Regional Thrift Deals Since April 2, 1997

                                      -------------------------------------------------------------------------
                                                                   Announced Deal
                                      -------------------------------------------------------------------------
                                         Price       Price       Price       Price        Price       Price
                           Consider       Per        To BV     Tang. BV      4-Qtr      Deposits     Assets
          Buyer              Type      Share ($)      (%)         (%)       EPS (x)        (%)         (%)
          -----              ----      ---------      ---         ---       -------        ---         ---
Blue River Bancshrs          Cash          58.0       136.3       136.3         19.0        15.3        11.1
Southside Bancshares      Mixture            NA       194.8       194.8         31.6        15.1        12.1
Citizens Finl Svcs      Com Stock          36.0       158.3       158.9         17.7        14.8        10.8
First State Bancshrs         Cash          17.3       126.3       126.3         45.4        52.0        36.5
Waterfield Mortgage          Cash          21.7       175.0       175.0           NA        27.1        23.6

                                                     158.33      158.86        25.28       15.26       12.06
----------------------------------------------------------------------------------------------------------------




Sources:  SNL and FinPro Computations

In the last year, April 2, 1997 through April 2, 1998, the Midwest region saw the completion of eleven acquisitions within a relatively comparable size range. They are as follows:

                    FIGURE 29 - COMPLETED ACQUISITIONS TABLE


------------------------------------------------------------------------------------------------------------------------------------
                                           Announced Regional Thrift Deals Since April 2, 1997

                                                                                                                              Ann'd
                                                                                                               Completed/     Deal
                                  Bank/                                   Bank/      Announced                 Terminated     Value
          Buyer          ST      Thrift              Seller        ST     Thrift       Date       Status          Date        ($M)
          -----          --      ------              ------        --     ------       ----       ------          ----        ----
AMCORE Financial         IL       Bank     Midwest Federal Finl    WI     Thrift     11/12/97    Completed      03/27/98       47.9
Mercantile Bancorp       MO       Bank     HomeCorp Inc.           IL     Thrift     10/29/97    Completed      03/02/98       51.0
First FSB- Siouxland     IA      Thrift    GFS Bancorp Inc.        IA     Thrift     10/17/97    Completed      03/31/98       18.3
North Central Bcshrs     IA      Thrift    Valley Fin'l Corp       IA     Thrift     09/19/97    Completed      01/30/98       14.7
Camco Fin'l Corp         OH      Thrift    GF Bancorp, Inc         OH     Thrift     07/28/97    Completed      01/08/98       11.0
Enterprise Fedl Bncp     OH      Thrift    North Cincinnati SB     OH     Thrift     07/21/97    Completed      02/25/98        9.7
Washington Bancorp       IA      Thrift    Rubio Savings Bank      IA     Thrift     07/02/97    Completed      01/15/98        4.7
HMN Financial, Inc.      MN      Thrift    Marshalltown Fin'l      IA     Thrift     07/01/97    Completed      12/09/97       26.2
Oak Hill Financial       OH       Bank     Unity Savings Bank      OH     Thrift     04/29/97    Completed      10/02/97       12.6
Central Illinois Bcp     IL       Bank     First Ozaukee Capt'l    WI     Thrift     04/25/97    Completed      09/10/97        9.6
Peoples Bancorp          OH       Bank     Gateway Bancorp         KY     Thrift     04/25/97    Completed      12/12/97       23.1
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                 Announced Regional Thrift Deals Since April 2, 1997

                                             Price       Price        Price       Price       Price        Price
                              Consider        Per        To BV      Tang. BV      4-Qtr      Deposits     Assets
                                Type       Share ($)      (%)          (%)       EPS (x)       (%)          (%)
                                ----       ---------      ---          ---       -------       ---          ---
AMCORE Financial           Com Stock          31.111      265.91      275.08       18.41      30.05       22.63
Mercantile Bancorp         Com Stock          27.635      209.36      209.36       31.76      16.65       15.37
First FSB- Siouxland            Cash          17.650      157.17      157.17       15.48      29.57       19.36
North Central Bcshrs            Cash         525.000      169.79      169.79       12.31      14.43       13.20
Camco Fin'l Corp           Com Stock          35.310      158.98      158.98       25.77      27.40       22.24
Enterprise Fedl Bncp         Mixture              NA      167.50      167.50       48.99      19.35       16.01
Washington Bancorp              Cash       2,334.000      143.59      143.59       17.48         NA          NA
HMN Financial, Inc.             Cash          17.510      122.45      122.45       30.72      25.26       20.88
Oak Hill Financial         Com Stock         134.609      168.77      168.95       22.18      26.17       19.33
Central Illinois Bcp            Cash          15.100      114.48      114.48          NA      36.13       27.17
Peoples Bancorp              Mixture          21.900      135.60      135.60       37.12      51.49       36.90

                            Medians                       158.98      158.98       23.98      26.79       20.12
                         ----------------------------------------------------------------------------------------


Sources:  SNL and FinPro Computations


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 43
================================================================================

-----------------------------------------------------
             Minority Interest Discount
-----------------------------------------------------


As the current transaction involves the repurchase of up to 30% of the outstanding shares, not 100% of the outstanding shares, it is appropriate to apply a minority interest discount. As this is not a forced transaction, such as an acquisition, there should not be a "take out" or "control" premium. By applying a minority discount, the "take out" and "control" premiums are removed from the acquisition multiples.

There have been numerous publications which address this issue. In Banking Circular 259, the Office of the Controller of Currency states:

         "For mergers and consolidations, the OCC recognizes that purchase premiums do exist and may, in some instances, be paid in the purchase of small blocks of shares. However, the payment of purchase premiums depends entirely on the acquisition or control plans of the purchasers, and such payments are not regular or predictable elements of market value. Consequently, the OCC's valuation methods do not include consideration of purchase premiums in arriving at the value of shares."

In the Modified Dutch Auction, the Bank will only be repurchasing a minority block of stock. As the acquisition multiples, used for comparison, include a "take out" or "control" premium, a minority discount is warranted in order to mitigate this "take out" or "control" premium. In this particular instance, a 10% minority discount is appropriate.




--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 44
================================================================================

-----------------------------------------------------
               Marketability Discount
-----------------------------------------------------


Institutions which do not have a liquid trading market typically trade at a discount to publicly traded institutions with a liquid market, all else being equal. As the Bank has recently been delisted from NASDAQ, a discount for marketability is warranted.

Sheshunoff's Mergers and Acquisitions, states:

         "Marketability definitely adds value to a security; conversely, lack of marketability detracts from the value of a security."

In determining the discount warranted for this factor, FinPro looked at the performance of pink sheet thrifts stock multiples in comparison to publicly traded thrift stocks.

                 FIGURE 30 - MARKETABILITY DISCOUNT CALCULATION

-----------------------------------------------------------------------------
                                                    Price to     Price to
                                                    Earnings       Book
-----------------------------------------------------------------------------

Minnesota Publicly Traded Thrift Median              18.8         133

National Pink Sheet Thrift Median                    18.5         107
-----------------------------------------------------------------------------

Percent Discount                                     1.60%      19.55%

Weight                                                 60%        40%

Weighted Discount                                    8.78%

-----------------------------------------------------------------------------


As the table above illustrates, the market appears to discount illiquid stocks by approximately 10%. It is interesting to note that when the Bank was delisted from NASDAQ, the price dropped from $20 per share to $18.50 per share, a 7.50% decline.


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 45
================================================================================

-----------------------------------------------------
                    Imputed Value
-----------------------------------------------------


Based upon the current institution sale multiples and adjustments to value, the weighted average price is $20.33 per share.

              FIGURE 31 - IMPUTED VALUE USING COMPARABLE SALES DATA

-------------------------------------------------------------------------------
                                   Price to        Price to        Price to
                                   Earnings          Book        Tangible Book
-------------------------------------------------------------------------------
Comparable Median                     25.28          158.33%         158.86%

Adjustments (Minority)               -10.00%         -10.00%         -10.00%

Adjusted Multiples                    22.75          142.50%         142.97%

Adjustments (Marketability)          -10.00%         -10.00%         -10.00%

Adjusted Multiples                    20.48          128.25%         128.68%

Imputed Price                       $ 19.46         $ 21.61         $ 21.68

Weight                                   60%             20%             20%


Weighted Price                      $ 20.33


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 46
================================================================================


4.  Investment Value

The investment value is sometimes referred to as the income value or earnings value. One investment value method frequently used estimates the present value of an enterprise's future earnings or cash flow. Another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a banking company to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, the return on investment that would accrue to a prospective buyer at the transaction value is calculated. The investment value methods which were analyzed in connection with this transaction were the net present value analysis, and the return on investment analysis, which are discussed below.


-----------------------------------------------------
                A. Net Present Value
-----------------------------------------------------


The investment of earnings value of any banking organization's stock is an estimate of present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. An earnings value is calculated using an annual future earnings stream over a period of time of no less than ten years and the residual value of the earnings stream after ten years, assuming no earnings growth, and an appropriate capitalization rate (the net present value discount rate). FinPro's computations were based on an analysis of the banking industry, the economic and competitive situations in the Company's market area, its current financial condition and historical levels of growth and earnings

The first step in evaluating the present value of future benefits is to determine the recurring cash earnings of the Bank. Based on financial data as of December 31, 1997, the recurring cash earnings of the Bank was $940 thousand.


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 47
================================================================================

                      FIGURE 32 - CASH EARNINGS CALCULATION

-------------------------------------------------------------------------------
                            Cash Earnings Computation
                        Twelve Month Data as of 12/31/97
-------------------------------------------------------------------------------
                                                                  $ in thousands
Net income                                                                 743
Add:
  Provision for loan loss*                                                   -
  Depreciation*                                                             60
  ESOP fair value adjustment*                                               21
  Non-Cash Dividends*                                                       (3)
  Amortization of ESOP*                                                     37
  Amortization of MSBP*                                                     42
  Tax benefit of MSBP*                                                       9
  Amort/Accretion premiums and discounts*                                   20
  Net (gains) on sales of foreclosed real estate*                           (8)
  Net loan fees deferred*                                                   17
  Net increase in unearned MSBP*                                             2
-------------------------------------------------------------------------------
Cash Earnings                                                              940
Cash ROE                                                                  7.54%
-------------------------------------------------------------------------------
* Tax impacted at 37%


These earnings are translated to a cash ROE which is held constant over a 10 year period. It is assumed that the Bank's dividend payout ratio of 16.84% is maintained. All cash flows are discounted at 12.00%. The residual value is determined by assuming that the Bank will be sold at 25.70 times the cash earnings at the tenth year.

                    FIGURE 33 - DISCOUNTED CASH FLOW RESULTS

--------------------------------------------------------------------------------
                                                     12/31/97          12/31/98
                                                 -------------------------------
Begining Equity                                      $ 12,476           12,476
Cash Earnings                                                              940
Dividends Paid (assumes 16.84% payout)                                     158
                                                                           ---
Resultant Cash Flow                                                        782

Discounted Cash Flow to the Investor                                       141
  (Pre-tax)

NPV                                                    13,132

Shares Outstanding                                        657

NPV/Share                                             $ 20.00
-------------------------------------------------------------------------------

The present value of the Bank's future cash flows and residual value is $13.1 million or $20.00 per share, based on 656,629 shares.

--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 48
================================================================================

-----------------------------------------------------
               B. Return on Investment
-----------------------------------------------------

Return on investment (ROI) analysis assumes the formation of a bank holding company and analyzes the ten year ROI of an equity investment equal to the Company's book value at December 31, 1997, assuming a constant return on equity of 5.96%, with a liquidation at book value in the year 2007, as opposed to a sale at 25.7 times projected earnings for the year 2007.

This ROI analysis provides a benchmark for assessing the validity of the fair market value of a majority block of stock. The ROI analysis is one approach to valuing a going concern, and is directly impacted by the earnings stream, dividend payout levels and levels of debt, if any. Other financial and non-financial factors indirectly affect the ROI; however, these factors more directly influence the level of ROI an investor would demand from an investment in a majority block of stock of a specific bank at a certain point in time.

The ROI, assuming a constant return on equity of 5.96% with liquidation at book value in 2007, is 5.96%, and sale at 25.7 projected earnings in 2007, is 9.86%.


--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 49
================================================================================

-----------------------------------------------------
                C. Price Equity Index
-----------------------------------------------------


Furthermore, a price level indicator, the equity index, may be used to confirm the validity of the transaction value. The equity index adjusts the price to equity multiple in order to facilitate a truer price level comparison with comparable banking organizations, regardless of differing levels of equity capital. The equity index is derived by multiplying the price to equity multiple by the equity-to-assets ratio. The following table sets forth the average price equity indexes for all Minnesota transactions, for all Comparable transactions, and for the Company for the years 1997, 1996 and 1995.

                            FIGURE 34 - EQUITY INDEX

--------------------------------------------------------------------------------
                                    1997             1996             1995
                                equity index     equity index     equity index
--------------------------------------------------------------------------------
Mississippi View                    0.2008          0.1510           0.1506
Comparables                         0.1963          0.1790           0.2080
Minnesota                           0.2026          0.1716           0.1506
Proposed Price low $19.50           0.2038
Proposed Price high $21.50          0.2247
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 50
================================================================================

5.  Conclusion

Based upon the terms of the Modified Dutch Auction and the market conditions as they existed on April 2, 1998, it is FinPro's opinion that the value of Mississippi Views stock is approximately $20.00 per share. It is also FinPro's Opinion that this is fair and equitable from a financial perspective to the Company and its shareholders.

In order to incent shareholders to tender their stock an incentive premium must be offered. The following table lists the completed Modified Dutch Auctions over the past two years. An incentive premium of approximately 7.50% to 10.00% appears to be warranted.

                   FIGURE 35 - RECENT MODIFIED DUTCH AUCTIONS

--------------------------------------------------------------------------------------------------------------
                            Modified Dutch Auctions Completed in the Past Two Years
--------------------------------------------------------------------------------------------------------------
                                                               Percent of
                    Price Prior to                         Shares Outstanding        Closing         Incentive
                     Announcement       Range                 Repurchased             Price           Premium
--------------------------------------------------------------------------------------------------------------
PULS                   $ 15.00     $15.00 - $17.75                21.00%             $ 17.75           18.33%
THRD                   $ 19.25     $22.50 - $26.00                26.00%             $ 26.00           35.06%
PHBK                   $ 22.00     $21.00 - $24.00                 9.90%             $ 24.00            9.09%
SHEN                   $ 21.00     $21.00 - $23.75                 8.75%             $ 23.75           13.10%
FFYF                   $ 24.75     $24.00 - $26.00                29.30%             $ 26.00            5.05%
--------------------------------------------------------------------------------------------------------------
                                                              Median Incentive Premium                 13.10%
--------------------------------------------------------------------------------------------------------------

Based upon the terms of the Modified Dutch Auction and the market conditions as they existed on April 2, 1998 it is FinPro's opinion that a range from $19.50 per share to $21.50 per share should be established for the Tender Offer. It is also FinPro's opinion that this range is fair and equitable from a financial perspective to the Company and its shareholders.



                                                  Sincerely,





                                                  Donald J. Musso

                                                  President

                                                  FinPro, Inc.

--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 51
================================================================================

Appendix 1  Economics of the Repurchase

At the high end of the range, the Tender Offer dilutes book value per share from $16.30 to $14.08. However, the transaction is very accretive to earnings. Earnings per share would increase from $1.00 to $1.10. As thrifts trade primarily on an earnings basis, this transaction makes economic sense even at the high end of the range.


         At December 31, 1997
         --------------------
         Number of shares (1)               736,864
         Net Worth                      $12,067,904
         LTM Earnings                      $739,715
         Stock price                        $18.500
         Earnings per share                 $1.0039
         Book Value per share                $16.38
         Tax Rate                             36.00%
          (1) Note: 3,379 shares repurchased 3/19/98

         Buyback Assumptions
         -------------------
         Amount of buyback                    30.00%
         Opportunity cost of capital           5.50%
         Buyback price assumed              $21.500 High end of Range
         Buyback amount in shares           221,059
         Buyback amount in dollars       $4,837,773

         Breakeven Levels               Proforma            Existing
         ----------------               --------            --------
         LTM Earnings                    $739,715             739,715
         Tax affected loss of
          earnings on Buyback           ($170,290)           $739,715
                                      -------------------------------
         Proforma Net Income             $569,425            $739,715
         Shares remaining                 515,805             736,864
         Proforma Net Income
          per share                       $1.1040             $1.0039
         Proforma Book Value           $7,230,131         $12,067,904
         Proforma Book Value
          per share                        $14.02              $16.38



--------------------------------------------------------------------------------
Revised 4/9/98

                                                                Fairness Opinion
Mississippi View Holding Company                                   April 9, 1998
                                                                         Page 52
================================================================================

Appendix 2.  List of Exhibits

                        Mississippi View Holding Company
                             Little Falls, Minnesota

 Exhibit

         1  Firm Biography
         2  Industry Trading Multiples
         3  Selected Market Data - All Public Thrifts
         4  Acquisition Multiples for Recent Regional Deals

                                                                       Exhibit 1
--------------------------------------------------------------------------------
                                 About the Firm
--------------------------------------------------------------------------------

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Community and Savings Bankers for its members. FinPro also regularly hosts President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

o A proprietary software program (LaRS (R)) to perform loan review analytics.

o    A duration based asset/liability model.

o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

o    A branch and product profitability model.

o    A market performance grid and branch improvement grid model.

o    A criteria based market feasibility model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                     P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                Fax: 908 / 604-5951
                                            e-mail: finpro@cybernex.net
                                               Website: finpronj.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 About the Firm
--------------------------------------------------------------------------------

LISTING OF SERVICES
-------------------

FinPro offers a full array of products and services including:

Planning

     Strategic and Business Planning
     Budgeting
     Segment Planning

Asset/Liability Management


Capital Markets

     Corporate Finance
     Mergers and Acquisitions
     Deposit Studies and Valuations

Valuation

     Bank Valuations and Franchise Value Enhancement
     Bank Appraisals and Fairness Opinions


 Market Research

     Branch Acquisitions, Sales, Consolidations, Swaps and
     Applications
     Branch and Product Profitability
     Customer Segmentation and Profiling
     Competitive Analysis and Positioning
     Branch Network Evaluations

Market Feasibility Studies

     Site Studies
     Market Studies and Market Area Evaluations

Compliance

     Portfolio Due Diligence
     Geocoding of Loans and Deposits
     Compliance Reviews

Loan Review


CRA Analysis and Improvement


Financial

     Earnings Improvement Studies
     Balance Sheet Restructuring

Operations

     Operational and Systems Consulting
     Financial Reporting

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                     P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                Fax: 908 / 604-5951
                                            e-mail: finpro@cybernex.net
                                               Website: finpronj.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 About the Firm
--------------------------------------------------------------------------------

Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry.

Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities. Mr. Musso is also on the faculty of Stonier Graduate School of Banking, teaching Strategic Planning

Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.


[GRAPHIC OMITTED]

Donald J. Musso

Managing Director and President

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                     P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                Fax: 908 / 604-5951
                                            e-mail: finpro@cybernex.net
                                               Website: finpronj.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 About the Firm
--------------------------------------------------------------------------------

Ken joined the firm in 1996, bringing with him twelve years of banking and securities experience.

Mr. Emerson has concentrated on bank valuations, strategic plans, market feasibility studies, and branch profitability. His experience with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank, Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. Ken has managed financial reporting departments, complying with the regulatory reporting requirements of the FRB, FDIC, OTS, State of New Jersey Department of Banking, SEC, and NASD. Additional responsibilities have included asset/liability, cash, back office, operations, objective and LAN management and shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

Ken is a frequent speaker on Financial Institution related topics and is a member of the AICPA and NJSCPA.

Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College and is a licensed CPA in the state of New Jersey.


[GRAPHIC OMITTED]

Kenneth G. Emerson, CPA

Director

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                     P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                Fax: 908 / 604-5951
                                            e-mail: finpro@cybernex.net
                                               Website: finpronj.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 About the Firm
--------------------------------------------------------------------------------

Dennis joined the firm in June of 1996.

Dennis has refined FinPro's interest rate risk product and currently manages all of the Firm's interest rate risk engagements. Additionally, he has concentrated on merger and acquisition transactions, divestitures, shareholder value enhancements and has designed and built FinPro's acquisition opportunity ranking model. Conversion appraisals, market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

Prior to joining the firm, Dennis received broad based experience in the securities industry. He worked for Merrill Lynch & Company supporting their Mortgage-Backed trading desk in New York, as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.

He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics.



[GRAPHIC OMITTED]


Dennis E. Gibney

Senior Financial Analyst

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                     P.O. Box 323 o Liberty Corner o NJ o 07938
                                                Phone: 908 / 604-9336
                                                Fax: 908 / 604-5951
                                            e-mail: finpro@cybernex.net
                                               Website: finpronj.com
--------------------------------------------------------------------------------

                                    Exhibit 2
                               Industry Multiples
                        Pricing Data as of April 2, 1998

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
%CAL           California Federal Bank                         CA           Private       30,876,530          NA            NA
%CCMD          Chevy Chase Bank, FSB                           MD           Private        6,160,256          NA            NA
AABC           Access Anytime Bancorp Inc.                     NM           NASDAQ           107,213          11.50         14.00
ABBK           Abington Bancorp Inc.                           MA           NASDAQ           531,986          22.25         80.92
ABCL           Alliance Bancorp                                IL           NASDAQ         1,363,825          27.88        223.62
ABCW           Anchor BanCorp Wisconsin                        WI           NASDAQ         1,941,180          44.94        406.77
AFBC           Advance Financial Bancorp                       WV           NASDAQ           108,032          19.38         21.01
AFCB           Affiliated Community Bancorp                    MA           NASDAQ         1,155,048          38.56        251.36
AFED           AFSALA Bancorp Inc.                             NY           NASDAQ           160,408          20.75         28.60
AHCI           Ambanc Holding Co.                              NY           NASDAQ           510,444          19.13         82.36
AHM            H.F. Ahmanson & Co.                             CA           NYSE          46,678,752          79.94      8,761.96
ALBC           Albion Banc Corp.                               NY           NASDAQ            71,719          10.75          8.06
ALBK           ALBANK Financial Corp.                          NY           NASDAQ         4,083,097          50.50        651.80
ALLB           Alliance Bank (MHC)                             PA           NASDAQ           260,464          35.00        114.54
AMFC           AMB Financial Corp.                             IN           NASDAQ           100,003          17.25         16.63
ANA            Acadiana Bancshares Inc.                        LA           AMSE             277,066          23.13         59.55
ANDB           Andover Bancorp Inc.                            MA           NASDAQ         1,322,745          40.00        207.03
ANE            Alliance Bncp of New England                    CT           AMSE             247,129          22.13         36.20
ASBI           Ameriana Bancorp                                IN           NASDAQ           390,868          20.63         66.68
ASBP           ASB Financial Corp.                             OH           NASDAQ           113,176          14.25         23.31
ASFC           Astoria Financial Corp.                         NY           NASDAQ        10,528,393          60.31      1,580.07
ATSB           AmTrust Capital Corp.                           IN           NASDAQ            69,106          15.50          7.91
AVND           Avondale Financial Corp.                        IL           NASDAQ           542,196          15.75         52.35
BANC           BankAtlantic Bancorp Inc.                       FL           NASDAQ         3,064,480          14.19        356.05
BDJI           First Federal Bancorp.                          MN           NASDAQ           118,838          19.88         19.84
BFD            BostonFed Bancorp Inc.                          MA           AMSE             974,680          24.31        134.22
BFFC           Big Foot Financial Corp.                        IL           NASDAQ           216,260          20.88         52.45
BFSB           Bedford Bancshares Inc.                         VA           NASDAQ           136,908          28.00         31.99
BKC            American Bank of Connecticut                    CT           AMSE             639,013          57.88        134.33
BKCT           Bancorp Connecticut Inc.                        CT           NASDAQ           443,025          20.13        102.48
BKUNA          BankUnited Financial Corp.                      FL           NASDAQ         3,028,776          14.63        207.81
BNKU           Bank United Corp.                               TX           NASDAQ        12,523,459          52.50      1,658.77
BPLS           Bank Plus Corp.                                 CA           NASDAQ         4,167,806          15.00        290.51
BRKL           Brookline Bancorp (MHC)                         MA           NASDAQ           666,988          17.63        512.80
BTHL           Bethel Bancorp                                  ME           NASDAQ           218,187          12.50         15.15
BVCC           Bay View Capital Corp.                          CA           NASDAQ         3,246,476          35.00        705.16
BWFC           Bank West Financial Corp.                       MI           NASDAQ           169,577          14.50         38.04
BYFC           Broadway Financial Corp.                        CA           NASDAQ           124,740          12.50         10.79
BYS            Bay State Bancorp                               MA           AMSE             233,074          30.38         77.01
CAFI           Camco Financial Corp.                           OH           NASDAQ           520,582          27.75         89.27
CAPS           Capital Savings Bancorp Inc.                    MO           NASDAQ           242,208          23.00         43.50
CASB           Cascade Financial Corp.                         WA           NASDAQ           422,530          15.00         50.92
CASH           First Midwest Financial Inc.                    IA           NASDAQ           407,592          23.38         62.92
CATB           Catskill Financial Corp.                        NY           NASDAQ           294,656          17.81         82.48
CAVB           Cavalry Bancorp Inc.                            TN           NASDAQ           282,129          24.00        180.92
CBCI           Calumet Bancorp Inc.                            IL           NASDAQ           486,626          35.88        112.70
CBES           CBES Bancorp Inc.                               MO           NASDAQ           111,127          22.50         22.79

                              Current Price in Relation to
             ---------------------------------------------------------------------------------------     Current        LTM
                                      Price/       Price/                    Tangible                   Dividend     Dividend
               Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker           (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)            (%)
-------------------------------------------------------------------------------------------------------------------------------
%CAL           NA           NA          NA         NA           NA             NA            NA           NA           NA
%CCMD          NA           NA          NA         NA           NA             NA            NA           NA           NA
AABC           95.83         8.39        8.98      NM          153.13         153.13         13.06         0.00         0.00
ABBK           19.87        20.23       22.94      24.18       222.72         244.77         15.21         0.90        18.18
ABCL           21.12        21.78       20.05      22.48       170.80         172.81         16.40         1.58        30.86
ABCW           19.37        21.71       23.53      21.60       315.35         320.53         20.96         0.71        14.13
AFBC           23.07        NA          NA         25.49       127.80         127.80         19.45         1.65        NA
AFCB           21.42        21.66       22.42      23.51       218.98         220.11         21.71         1.56        28.65
AFED           21.61        22.31       22.31      21.61       126.91         126.91         17.90         1.35        15.05
AHCI           23.91        27.72       34.15      29.88       134.59         134.59         16.14         1.26        14.49
AHM            22.45        22.27       25.30      22.97       388.61         455.23         15.95         1.10        24.51
ALBC           19.20        23.37       24.43      22.40       131.10         131.10         11.24         0.99        23.17
ALBK           11.37        15.93       16.08      11.48       181.26         233.36         15.96         1.43        20.82
ALLB           67.31        56.45       56.45      67.31       392.82         392.82         43.98         1.03        58.06
AMFC           15.40        15.68       24.30      26.95       112.52         112.52         16.62         1.62        22.73
ANA            16.52        19.27       19.94      17.00       133.98         133.98         21.54         1.90        31.67
ANDB           15.38        16.06       16.39      15.87       193.05         193.05         15.63         1.90        27.31
ANE            16.76        17.99       26.03      42.55       192.56         198.08         14.65         0.90        14.23
ASBI           19.10        18.58       21.26      25.78       150.11         150.22         17.06         3.10        55.86
ASBP           22.27        22.27       22.27      22.27       134.56         134.56         20.82         2.81        62.50
ASFC           20.38        19.84       21.31      22.17       186.04         267.34         15.01         1.33        18.42
ATSB           29.81        27.19       62.00      NM          105.73         106.82         11.45         1.29        35.09
AVND            6.35        NM          NM         NM          113.88         113.88          9.65         0.00         0.00
BANC           13.14        14.48       27.82      35.47       176.47         202.11         11.93         0.93       838.57
BDJI           19.11        23.11       23.11      19.11       164.12         164.12         16.70         0.00         0.00
BFD            19.61        19.61       21.90      23.38       154.66         160.48         13.77         1.15        20.97
BFFC           26.09        NA          NA         40.14       138.34         138.34         24.25         0.00        NA
BFSB           21.21        19.72       19.72      21.21       153.17         153.17         23.36         2.00        38.73
BKC            16.26        17.07       19.69      20.97       233.18         241.15         21.02         2.63        46.61
BKCT           18.63        18.63       20.96      20.96       218.28         218.28         23.13         2.58        42.82
BKUNA          30.47        27.59       34.01      52.23       160.19         180.33          6.86         0.00         0.00
BNKU           20.83        21.17       24.08      21.17       270.76         277.78         13.25         1.22        23.39
BPLS           41.67        22.73       20.55      15.00       160.26         176.06          6.97         0.00         0.00
BRKL           NA           NA          NA         NA           NA             NA            NA            0.00        NA
BTHL           16.45        13.02       16.89      19.53        91.17         108.60          6.89         2.56        20.83
BVCC           97.22        33.02       24.14      25.00       243.39         293.13         13.01         1.14        32.08
BWFC           NM           32.22       43.94      51.79       164.21         164.21         22.42         1.66        43.42
BYFC           28.41        32.05       29.07     156.25        84.63          84.63          8.33         1.60        51.28
BYS            NA           NA          NA         NA           NA             NA            NA            0.00        NA
CAFI           17.34        16.23       19.96      26.68       182.33         196.53         17.15         2.02        29.70
CAPS           17.97        18.70       19.66      19.83       190.40         190.40         17.96         1.04        19.51
CASB           17.86        19.74       20.27      19.74       173.81         173.81         12.05         0.00         0.00
CASH           16.23        17.84       19.16      17.71       142.62         159.88         15.44         2.05        29.77
CATB           20.24        20.96       20.96      20.24       115.07         115.07         27.99         1.80        34.12
CAVB           NM           NM          NA         NA           NA             NA            NA            0.00        NM
CBCI           12.46        15.67       15.60      11.80       138.09         138.09         23.16         0.00         0.00
CBES           25.57        19.07       21.84      35.16       131.73         131.73         20.69         1.78        33.90

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
-------------------------------------------------------------------------------------------------------------------------------
CBK            Citizens First Financial Corp.                  IL           AMSE                273,600      21.50       51.54
CBSA           Coastal Bancorp Inc.                            TX           NASDAQ            2,911,410      34.75      174.06
CBSB           Charter Financial Inc.                          IL           NASDAQ              382,384      33.69      140.74
CCFH           CCF Holding Co.                                 GA           NASDAQ              125,025      21.56       19.40
CEBK           Central Co-operative Bank                       MA           NASDAQ              367,096      32.38       63.62
CENB           Century Bancorp Inc.                            NC           NASDAQ              102,281     110.25       44.91
CENF           CENFED Financial Corp.                          CA           NASDAQ            2,209,038      47.25      283.77
CFB            Commercial Federal Corp.                        NE           NYSE              7,189,342      37.00    1,491.24
CFBC           Community First Banking Co.                     GA           NASDAQ              394,570      46.75      100.70
CFCP           Coastal Financial Corp.                         SC           NASDAQ              563,866      24.00      112.18
CFFC           Community Financial Corp.                       VA           NASDAQ              182,879      16.00       40.95
CFNC           Carolina Fincorp Inc.                           NC           NASDAQ              114,660      17.81       33.94
CFSB           CFSB Bancorp Inc.                               MI           NASDAQ              852,888      29.13      218.99
CFTP           Community Federal Bancorp                       MS           NASDAQ              228,656      18.50       85.63
CFX            CFX Corp.                                       NH           AMSE              2,873,767      33.50      806.38
CIBI           Community Investors Bancorp                     OH           NASDAQ               95,876      19.00       17.15
CKFB           CKF Bancorp Inc.                                KY           NASDAQ               62,865      19.75       17.12
CLAS           Classic Bancshares Inc.                         KY           NASDAQ              132,793      20.00       26.00
CMRN           Cameron Financial Corp                          MO           NASDAQ              211,253      20.50       52.52
CMSB           Commonwealth Bancorp Inc.                       PA           NASDAQ            2,268,595      22.63      367.59
CMSV           Community Savings Bnkshrs(MHC)                  FL           NASDAQ              720,133      37.50      191.06
CNIT           CENIT Bancorp Inc.                              VA           NASDAQ              718,083      79.50      131.90
CNSB           CNS Bancorp Inc.                                MO           NASDAQ               97,891      18.25       30.17
CNY            Carver Bancorp Inc.                             NY           AMSE                415,767      14.88       34.42
COFI           Charter One Financial                           OH           NASDAQ           19,760,265      66.94    4,273.91
CONE           Conestoga Bancorp, Inc.                         NY           NASDAQ              494,348      NA          NA
COOP           Cooperative Bankshares Inc.                     NC           NASDAQ              369,121      19.25       57.45
CRSB           Crusader Holding Corp.                          PA           NASDAQ              161,328      15.38       56.12
CRZY           Crazy Woman Creek Bancorp                       WY           NASDAQ               60,774      16.88       16.11
CSBF           CSB Financial Group Inc.                        IL           NASDAQ               47,602      13.25       11.13
CTZN           CitFed Bancorp Inc.                             OH           NASDAQ            3,460,297      57.25      748.10
CVAL           Chester Valley Bancorp Inc.                     PA           NASDAQ              325,643      35.00       76.21
DCBI           Delphos Citizens Bancorp Inc.                   OH           NASDAQ              107,747      21.00       40.86
DIBK           Dime Financial Corp.                            CT           NASDAQ              958,503      35.69      184.29
DIME           Dime Community Bancorp Inc.                     NY           NASDAQ            1,488,074      26.25      326.50
DME            Dime Bancorp Inc.                               NY           NYSE             21,848,000      30.13    3,505.28
DNFC           D & N Financial Corp.                           MI           NASDAQ            1,815,315      27.75      252.50
DSL            Downey Financial Corp.                          CA           NYSE              5,835,825      32.44      867.91
EBI            Equality Bancorp Inc.                           MO           AMSE                229,280      15.50       38.53
EBSI           Eagle Bancshares                                GA           NASDAQ              934,458      27.25      155.83
EFBC           Empire Federal Bancorp Inc.                     MT           NASDAQ              109,801      17.13       44.39
EFBI           Enterprise Federal Bancorp                      OH           NASDAQ              301,261      32.50       64.54
EGFC           Eagle Financial Corp.                           CT           NASDAQ            2,157,171      59.00      384.31
EGLB           Eagle BancGroup Inc.                            IL           NASDAQ              171,134      20.63       24.29
EMLD           Emerald Financial Corp.                         OH           NASDAQ              603,965      22.25      112.87
EQSB           Equitable Federal Savings Bank                  MD           NASDAQ              321,687      34.00       41.37
ESBK           Elmira Savings Bank (The)                       NY           NASDAQ              230,981      30.00       22.22


                              Current Price in Relation to
          ------------------------------------------------------------------------------------------     Current        LTM
                                      Price/       Price/                    Tangible                   Dividend     Dividend
               Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker           (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
CBK            19.91         29.05     43.00        76.79      129.52         129.52         18.84        0.00         0.00
CBSA           16.09         15.44     15.51        16.09      168.12         197.78          5.98        1.38        20.44
CBSB           36.62         27.39     34.73        40.10      236.57         264.22         36.77        0.95        26.02
CCFH           44.92        134.77     NM           NM         164.98         164.98         15.52        2.97       326.69
CEBK           23.81         22.64     24.71        23.81      176.43         195.15         17.33        0.99        22.38
CENB           29.64         25.46     25.40        29.64      145.64         145.64         43.91        1.81        34.64
CENF           33.75         20.81     23.05        34.74      209.26         209.53         12.85        0.76        15.14
CFB            17.13         17.87     18.14        17.79      263.16         291.80         16.78        0.60         9.43
CFBC           NA            NA        NA           NA         148.46         150.47         28.60        1.28        NA
CFCP           18.18         19.05     22.86        24.00      332.87         332.87         19.89        1.50        27.98
CFFC           19.05         21.62     21.62        19.05      163.93         164.61         22.35        1.75        37.84
CFNC           23.44         23.44     24.40        24.74      126.69         126.69         28.76        1.35        22.37
CFSB           20.80         21.74     23.30        22.75      327.98         327.98         25.98        1.79        31.66
CFTP           30.83         28.91     28.91        30.83      125.59         125.59         37.45        1.73       438.28
CFX            52.34         42.95     31.31        29.91      328.11         340.10         28.06        1.31       112.82
CIBI           19.00         17.92     17.92        19.00      154.35         154.35         17.88        1.68        27.68
CKFB           18.99         15.31     20.36        18.99      115.23         115.23         27.24        2.53       113.95
CLAS           21.74         22.47     28.57        21.74      130.04         152.44         19.58        1.40        31.46
CMRN           23.30         21.35     21.35        23.30      116.08         116.08         24.88        1.37        29.17
CMSB           21.75         22.18     32.32        33.27      171.14         216.71         16.20        1.41        27.45
CMSV           44.64         35.38     38.27        44.64      228.80         228.80         26.53        2.40        84.91
CNIT           19.11         22.02     22.59        20.28      250.63         272.54         18.35        1.51        27.70
CNSB           32.59         35.10     35.78        32.59      126.12         126.12         30.82        1.32        42.31
CNY            26.56         NM        43.75        46.48       97.67         101.54          8.28        0.00        NM
COFI           NM            29.23     21.05        22.02      310.47         332.36         21.63        1.49        41.28
CONE           NA            NA        NA           NA          NA             NA            NA           NA           28.17
COOP           26.74         27.50     27.90        28.31      203.06         203.06         15.56        0.00         0.00
CRSB            9.86         NA        NA           10.39      677.31         677.31         23.83        0.00        NA
CRZY           20.09         21.63     21.36        20.09      112.20         112.20         26.51        2.37        51.28
CSBF           27.60         49.07     53.00        30.11      101.22         107.55         23.37        0.00         0.00
CTZN           26.02         28.20     28.20        26.02      354.71         388.40         21.51        0.63        11.16
CVAL           23.03         24.31     25.74        24.31      264.35         264.35         23.31        1.26        31.49
DCBI           23.86         22.11     22.11        23.86      141.60         141.60         37.92        1.14         0.00
DIBK           10.75         11.29     11.37        10.75      232.50         238.72         19.23        1.35        12.66
DIME           27.34         27.93     29.49        28.53      175.35         202.86         21.94        1.22        11.17
DME            41.84         26.90     26.90        34.23      266.59         324.97         16.04        0.53        10.71
DNFC           17.34         18.14     20.26        20.40      257.42         259.83         13.91        0.72         5.95
DSL            15.30         19.19     19.90        15.60      201.73         204.27         14.87        0.99        18.71
EBI            NA            NA        NA           NA         150.34         150.34         16.81        1.55        NA
EBSI           22.71         30.28     25.00        22.71      212.23         212.23         16.68        2.20        66.67
EFBC           26.76         NA        NA           26.76      109.36         109.36         40.43        1.75        NA
EFBI           32.50         29.02     32.50        33.85      199.26         199.39         21.42        3.08        89.29
EGFC           19.93         43.70     34.10        20.21      252.24         311.18         17.82        1.70        71.11
EGLB           57.29         47.97     66.53       103.13      119.63         119.63         14.19        0.00         0.00
EMLD           18.54         18.86     19.87        20.60      232.74         235.95         18.69        1.26        20.34
EQSB           19.32         18.89     19.10        19.77      246.91         246.91         12.84        0.00         0.00
ESBK           41.67         24.79     23.08        14.71      149.48         149.48          9.62        2.13        50.38

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
ESX            Essex Bancorp Inc.                              VA           AMSE                191,886     4.75            5.03
ETFS           East Texas Financial Services                   TX           NASDAQ              120,093    14.63           22.52
FAB            FIRSTFED AMERICA BANCORP INC.                   MA           AMSE              1,159,508    21.06          183.40
FBBC           First Bell Bancorp Inc.                         PA           NASDAQ              675,684    20.50          133.47
FBCI           Fidelity Bancorp Inc.                           IL           NASDAQ              489,673    25.00           70.37
FBCV           1ST Bancorp                                     IN           NASDAQ              255,927    28.00           30.51
FBER           1st Bergen Bancorp                              NJ           NASDAQ              290,435    19.25           55.14
FBHC           Fort Bend Holding Corp.                         TX           NASDAQ              302,728    27.75           46.48
FBNW           FirstBank Corp.                                 ID           NASDAQ              183,292    20.00           39.68
FBSI           First Bancshares Inc.                           MO           NASDAQ              161,527    15.88           35.04
FCB            Falmouth Bancorp Inc.                           MA           AMSE                 97,564    22.88           33.28
FCBF           FCB Financial Corp.                             WI           NASDAQ              519,911    33.00          127.46
FCME           First Coastal Corp.                             ME           NASDAQ              146,400    14.25           19.37
FDEF           First Defiance Financial                        OH           NASDAQ              579,698    15.50          132.18
FED            FirstFed Financial Corp.                        CA           NYSE              4,160,115    41.75          442.23
FESX           First Essex Bancorp Inc.                        MA           NASDAQ            1,197,459    24.06          181.35
FFBA           First Colorado Bancorp Inc.                     CO           NASDAQ            1,555,274    29.69          499.01
FFBH           First Federal Bancshares of AR                  AR           NASDAQ              549,607    28.75          140.76
FFBI           First Financial Bancorp Inc.                    IL           NASDAQ               82,682    25.25           10.49
FFBS           FFBS BanCorp Inc.                               MS           NASDAQ              134,952    22.25           34.98
FFBZ           First Federal Bancorp Inc.                      OH           NASDAQ              208,840    24.00           37.80
FFCH           First Financial Holdings Inc.                   SC           NASDAQ            1,793,325    26.38          356.62
FFDB           FirstFed Bancorp Inc.                           AL           NASDAQ              178,792    24.00           27.72
FFDF           FFD Financial Corp.                             OH           NASDAQ               92,364    22.50           32.51
FFED           Fidelity Federal Bancorp                        IN           NASDAQ              215,821     9.38           29.32
FFES           First Federal of East Hartford                  CT           NASDAQ              982,747    42.25          114.31
FFFD           North Central Bancshares Inc.                   IA           NASDAQ              221,954    23.31           76.15
FFFL           Fidelity Bankshares Inc. (MHC)                  FL           NASDAQ            1,045,692    30.50          207.35
FFHH           FSF Financial Corp.                             MN           NASDAQ              402,850    20.38           62.05
FFHS           First Franklin Corp.                            OH           NASDAQ              230,504    26.88           32.04
FFIC           Flushing Financial Corp.                        NY           NASDAQ            1,088,476    27.50          216.28
FFKY           First Federal Financial Corp.                   KY           NASDAQ              388,329    22.25           91.86
FFLC           FFLC Bancorp Inc.                               FL           NASDAQ              400,237    20.00           74.88
FFOH           Fidelity Financial of Ohio                      OH           NASDAQ              535,100    18.25          102.07
FFPB           First Palm Beach Bancorp Inc.                   FL           NASDAQ            1,821,077    40.25          203.45
FFSL           First Independence Corp.                        KS           NASDAQ              113,669    15.00           14.31
FFSX           First Fed SB of Siouxland(MHC)                  IA           NASDAQ              458,940    37.00          104.87
FFWC           FFW Corp.                                       IN           NASDAQ              191,298    20.00           28.99
FFWD           Wood Bancorp Inc.                               OH           NASDAQ              166,546    20.00           53.02
FFYF           FFY Financial Corp.                             OH           NASDAQ              614,749    33.25          135.33
FGHC           First Georgia Holding Inc.                      GA           NASDAQ              166,386    12.13           37.01
FIBC           Financial Bancorp Inc.                          NY           NASDAQ              308,248    25.00           42.74
FISB           First Indiana Corp.                             IN           NASDAQ            1,613,405    27.38          346.79
FKFS           First Keystone Financial                        PA           NASDAQ              378,527    19.50           47.05
FKKY           Frankfort First Bancorp Inc.                    KY           NASDAQ              132,809    16.75           27.12
FLAG           FLAG Financial Corp.                            GA           NASDAQ              247,985    20.13           40.99
FLFC           First Liberty Financial Corp.                   GA           NASDAQ            1,275,398    33.00          255.70

                              Current Price in Relation to
        --------------------------------------------------------------------------------------------     Current        LTM
                                      Price/       Price/                    Tangible                   Dividend     Dividend
               Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker           (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
ESX              NM           NM       NM          NM          NM              NM              2.62       0.00           0.00
ETFS             36.56        29.25    31.79       40.63      107.30          107.30          18.75       0.91          26.64
FAB              21.94        NA       NA          27.71      131.56          131.56          15.82       0.00          NA
FBBC             16.53        16.67    17.08       16.53      182.87          182.87          19.75       1.95          32.52
FBCI             18.38        69.44    23.36       18.38      137.21          137.44          14.37       1.60          88.89
FBCV             17.50        15.56    23.73       21.21      132.83          135.20          11.92       0.95          14.29
FBER             22.92        24.37    24.37       22.92      140.41          140.41          18.99       1.04          20.25
FBHC             30.16        28.61    40.22       49.55      225.98          241.09          15.29       1.44          22.68
FBNW             20.00        NA       NA          35.71      123.53          123.53          21.65       1.40          NA
FBSI             17.26        18.25    19.13       17.26      149.20          149.20          21.48       0.76          11.49
FCB              22.88        34.14    40.85       28.59      142.43          142.43          34.11       1.05          29.85
FCBF             18.33        23.74    23.08       19.64      173.96          173.96          24.52       2.42          54.68
FCME             16.19        15.66    19.26       16.96      130.85          130.85          13.23       0.00           0.00
FDEF             35.23        25.00    25.83       35.23      123.70          123.70          22.80       2.32          53.23
FED              17.11        19.42    19.79       18.00      198.43          200.14          10.63       0.00           0.00
FESX             20.05        19.25    21.48       20.05      199.20          226.58          15.14       2.33          40.00
FFBA             20.62        24.33    25.59       23.94      238.46          243.34          32.08       1.75          37.70
FFBH             23.96        23.76    25.00       23.96      169.82          169.82          25.61       0.97          18.18
FFBI             52.60        84.17    41.39       NM         137.45          137.45          12.69       0.00           0.00
FFBS             18.54        18.54    18.54       18.54      147.64          147.64          25.92       2.25         208.33
FFBZ             28.57        21.82    22.86       30.00      262.58          262.87          18.10       1.17          22.73
FFCH             23.55        23.34    23.76       23.55      308.84          308.84          19.89       1.59          33.19
FFDB             17.65        17.39    17.39       17.65      160.00          174.29          15.50       2.08          41.67
FFDF             46.88        18.91    40.18       46.88      146.29          146.29          35.19       1.33          23.11
FFED             18.03        14.65    15.37       23.44      186.75          186.75          13.59       4.27          62.50
FFES             18.53        20.92    18.95       18.21      170.64          170.64          11.63       1.61          29.70
FFFD             17.14        19.27    20.10       20.10      151.09          151.09          34.31       1.37          20.66
FFFL             25.42        32.45    38.13       34.66      241.11          242.64          19.78       2.95          87.77
FFHH             19.59        18.52    18.52       19.59      124.69          124.69          15.25       2.45          45.45
FFHS             16.80        19.47    21.16       18.66      150.90          151.66          13.90       1.49          26.09
FFIC             21.48        23.31    24.34       22.92      158.50          164.97          19.87       1.16          18.64
FFKY             15.89        15.03    15.24       15.89      173.69          183.73          23.74       2.52          36.49
FFLC             20.00        20.83    21.98       20.00      145.56          145.56          18.71       1.80          30.00
FFOH             19.84        20.51    21.47       21.73      158.83          180.16          19.07       1.75         143.82
FFPB             22.36        21.76    28.35       38.70      175.38          179.37          11.17       1.74          33.78
FFSL             20.83        20.83    20.83       20.83      125.94          125.94          12.59       2.00          34.72
FFSX             33.04        31.09    32.17       34.26      258.02          260.01          22.85       1.30          40.34
FFWC             14.71        15.87    16.13       15.15      157.60          172.86          15.09       1.80          27.38
FFWD             23.81        23.53    26.32       27.78      248.76          248.76          31.84       1.70          31.39
FFYF             16.63        17.05    17.23       16.96      161.96          161.96          22.01       2.41          37.18
FGHC             20.21        22.45    26.94       20.21      267.66          288.69          22.24       3.30           0.00
FIBC             14.88        15.92    14.88       14.88      155.28          155.96          13.87       2.00          25.48
FISB             18.01        20.13    24.89       24.44      226.61          229.27          21.49       1.75          29.41
FKFS             16.81        16.39    18.40       19.50      187.86          187.86          12.43       1.03           8.40
FKKY             17.45       119.64    27.92       17.45      120.33          120.33          20.42       4.78          NM
FLAG             25.16        20.33    27.20       83.85      185.83          185.83          16.53       1.69          34.34
FLFC             17.93        26.83    26.19       23.57      264.21          290.75          20.05       1.33          33.33

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
FLGS           Flagstar Bancorp Inc.                           MI           NASDAQ            1,901,084    26.56          363.12
FLKY           First Lancaster Bancshares                      KY           NASDAQ               49,880    15.50           14.77
FMBD           First Mutual Bancorp Inc.                       IL           NASDAQ              391,439    19.63           68.83
FMCO           FMS Financial Corp.                             NJ           NASDAQ              628,403    39.50           94.72
FMSB           First Mutual Savings Bank                       WA           NASDAQ              445,762    18.13           74.77
FNGB           First Northern Capital Corp.                    WI           NASDAQ              667,696    13.63          120.52
FOBC           Fed One Bancorp                                 WV           NASDAQ              366,776    37.38           88.77
FPRY           First Financial Bancorp                         FL           NASDAQ              240,379    NA              NA
FSBI           Fidelity Bancorp Inc.                           PA           NASDAQ              393,076    25.38           49.63
FSFF           First SecurityFed Financial                     IL           NASDAQ              315,849    15.50           99.32
FSLA           First Savings Bank (MHC)                        NJ           NASDAQ            1,049,316    41.00          328.67
FSNJ           Bayonne Bancshares Inc.                         NJ           NASDAQ              610,639    15.50          140.87
FSPG           First Home Bancorp Inc.                         NJ           NASDAQ              537,798    32.63           88.36
FSPT           FirstSpartan Financial Corp.                    SC           NASDAQ              495,319    45.00          199.35
FSSB           First FS&LA of San Bernardino                   CA           NASDAQ              103,674     9.63            3.16
FSTC           First Citizens Corp.                            GA           NASDAQ              352,233    32.75           90.80
FTF            Texarkana First Financial Corp                  AR           AMSE                180,259    28.00           49.27
FTFC           First Federal Capital Corp.                     WI           NASDAQ            1,544,294    33.00          303.29
FTNB           Fulton Bancorp Inc.                             MO           NASDAQ              107,988    22.00           37.71
FTSB           Fort Thomas Financial Corp.                     KY           NASDAQ               99,873    15.25           22.49
FWWB           First SB of Washington Bancorp                  WA           NASDAQ            1,136,693    25.75          257.79
GAF            GA Financial Inc.                               PA           AMSE                783,948    20.13          155.32
GDW            Golden West Financial                           CA           NYSE             39,590,271    96.50        5,507.11
GFCO           Glenway Financial Corp.                         OH           NASDAQ              304,621    20.00           45.65
GFED           Guaranty Federal Bcshs Inc.                     MO           NASDAQ              230,616    12.25           76.21
GLMR           Gilmer Financial Svcs, Inc.                     TX           NASDAQ               42,171    14.13            2.70
GOSB           GSB Financial Corp.                             NY           NASDAQ              115,884    17.00           38.22
GPT            GreenPoint Financial Corp.                      NY           NYSE             13,083,518    37.19        3,147.59
GSB            Golden State Bancorp Inc.                       CA           NYSE             16,029,116    39.13        1,998.71
GSBC           Great Southern Bancorp Inc.                     MO           NASDAQ              750,458    26.13          210.25
GSFC           Green Street Financial Corp.                    NC           NASDAQ              179,700    18.38           78.98
GSLA           GS Financial Corp.                              LA           NASDAQ              131,396    20.13           69.20
GTPS           Great American Bancorp                          IL           NASDAQ              141,976    21.25           35.53
GUPB           GFSB Bancorp Inc.                               NM           NASDAQ              114,745    23.50           18.82
HALL           Hallmark Capital Corp.                          WI           NASDAQ              413,511    15.25           44.74
HARBD          Harbor Florida Bancshares Inc.                  FL           NASDAQ            1,128,942    12.00          368.39
HARL           Harleysville Savings Bank                       PA           NASDAQ              347,882    31.13           51.89
HARS           Harris Financial Inc. (MHC)                     PA           NASDAQ            2,201,304    27.00          912.34
HAVN           Haven Bancorp Inc.                              NY           NASDAQ            1,974,890    27.63          242.68
HBBI           Home Building Bancorp                           IN           NASDAQ               42,430    24.00            7.48
HBEI           Home Bancorp of Elgin Inc.                      IL           NASDAQ              352,595    17.38          119.12
HBFW           Home Bancorp                                    IN           NASDAQ              350,038    34.00           81.10
HBNK           Highland Bancorp Inc.                           CA           NASDAQ              549,638    37.50           86.94
HBS            Haywood Bancshares Inc.                         NC           AMSE                153,480    22.75           28.45
HCBB           HCB Bancshares Inc.                             AR           NASDAQ              204,944    14.88           39.34
HCBC           High Country Bancorp Inc.                       CO           NASDAQ               87,130    15.25           20.17
HCFC           Home City Financial Corp.                       OH           NASDAQ               71,854    18.63           16.85


                              Current Price in Relation to
           -----------------------------------------------------------------------------------------     Current        LTM
                                      Price/       Price/                    Tangible                   Dividend     Dividend
               Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker           (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
-------------------------------------------------------------------------------------------------------------------------------
FLGS           15.09         15.81     15.81        15.09      286.86         297.46         19.10         0.90           3.57
FLKY           24.22         28.18     28.18        24.22      103.89         103.89         29.62         3.23          45.45
FMBD           81.77         63.31     75.48       122.66      116.82         152.37         17.58         1.63         103.23
FMCO           18.63         17.63     17.63        18.63      242.33         245.34         15.01         0.71          10.71
FMSB           16.78         16.94     17.26        16.18      243.94         243.94         16.77         1.10          46.44
FNGB           18.92         20.64     21.63        20.04      163.17         163.17         18.05         2.64          48.48
FOBC           27.48         27.48     27.69        27.48      211.52         220.76         24.20         1.66          44.12
FPRY           NA            NA        NA           NA          NA             NA            NA            NA            39.66
FSBI           19.22         18.39     18.80        19.22      184.28         184.28         12.60         1.14          20.39
FSFF           NA            NA        NA           NA         108.09         108.47         31.45         0.00          NA
FSLA           33.06         35.34     33.61        33.06      323.34         354.06         31.32         1.17          36.99
FSNJ           29.81         NA        NA           29.81      145.81         145.81         22.97         1.10          NA
FSPG           19.42         18.97     19.30        19.42      236.41         239.71         16.43         1.23          23.26
FSPT           26.16         NA        NA           26.16      152.44         152.44         40.25         1.33          NA
FSSB           NM            NM        NM           NM          70.36          73.03          3.05         0.00           0.00
FSTC           17.80         15.75     17.42        19.97      254.67         318.58         25.70         0.98          14.42
FTF            15.91         15.82     16.09        17.07      180.41         180.41         27.34         2.00          30.08
FTFC           17.19         18.64     23.57        24.26      277.31         293.07         19.64         1.46          26.37
FTNB           27.50         28.21     34.92        36.67      146.08         146.08         35.03         1.09          25.64
FTSB           18.15         18.60     18.60        18.15      142.39         142.39         22.51         1.64          36.59
FWWB           18.93         19.51     20.60        20.77      159.74         172.47         23.01         1.40          21.21
GAF            15.72         17.50     18.46        17.97      133.72         134.98         19.81         2.39          36.52
GDW            14.89         15.74     15.98        15.08      204.10         204.10         13.91         0.52           7.42
GFCO           18.52         19.23     19.23        18.52      161.16         162.87         14.98         2.00          35.58
GFED           NA            NA        NA           NA         109.57         109.57         33.05         2.45          NA
GLMR           NM           117.71     20.77        NM          71.05          71.05          6.41         0.00           0.00
GOSB           30.36         NA        NA           38.64      115.96         115.96         32.98         0.00          NA
GPT            18.97         19.99     20.66        19.37      218.75         401.17         24.06         1.72          26.88
GSB            23.86         26.08     21.74        19.96      235.41         260.83         12.45         0.00           0.00
GSBC           14.84         16.03     17.30        16.75      321.34         324.13         28.08         1.68          25.15
GSFC           27.02         27.02     27.02        27.02      124.75         124.75         43.95         2.40          85.29
GSLA           50.31         NA        NA           55.90      123.47         123.47         52.67         1.39          NA
GTPS           35.42         43.37     43.37        35.42      115.05         115.05         25.02         1.88          81.63
GUPB           19.58         21.56     21.56        19.58      131.21         131.21         16.40         1.70          36.70
HALL           15.89         16.05     16.40        15.89      141.86         141.86         10.82         0.00           0.00
HARBD          NA            NA        NA           NA          NA             NA            NA           11.67          NA
HARL           16.21         15.49     15.49        16.21      218.73         218.73         14.90         1.41          20.40
HARS           84.38         51.92     72.97       112.50      510.40         572.03         41.44         0.82          38.44
HAVN           20.31         22.28     22.10        20.31      214.98         215.65         12.29         1.09          24.19
HBBI           25.00         21.05     22.02        27.27      116.45         116.45         17.63         1.25          26.32
HBEI           43.44         39.49     41.37        43.44      125.09         125.09         33.78         2.30          68.18
HBFW           30.36         27.87     28.10        31.48      190.69         190.69         23.17         0.59          16.39
HBNK           13.02         14.53     18.75        13.59      209.50         209.50         15.82         0.00           0.00
HBS            21.88         14.97     14.97        21.88      128.31         132.65         18.53         2.64          37.50
HCBB           53.12         NA        NA           53.12      102.94         106.63         19.20         1.35          NA
HCBC           NA            NA        NA           NA         113.05         113.05         23.15         0.00          NA
HCFC           19.40         19.01     18.81        19.40      120.39         120.39         23.45         1.93          33.67

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
HEMT           HF Bancorp Inc.                                 CA           NASDAQ         1,063,267         16.88        106.33
HFBC           HopFed Bancorp Inc.                             KY           NASDAQ           202,009         18.38         74.12
HFFB           Harrodsburg First Fin Bancorp                   KY           NASDAQ           108,908         17.25         32.17
HFFC           HF Financial Corp.                              SD           NASDAQ           580,668         30.50         90.81
HFGI           Harrington Financial Group                      IN           NASDAQ           544,677         11.50         38.63
HFNC           HFNC Financial Corp.                            NC           NASDAQ           910,786         13.13        225.65
HFSA           Hardin Bancorp Inc.                             MO           NASDAQ           115,434         19.00         15.65
HFWA           Heritage Financial Corp.                        WA           NASDAQ           328,601         15.06        146.89
HHFC           Harvest Home Financial Corp.                    OH           NASDAQ            93,141         15.00         13.37
HIFS           Hingham Instit. for Savings                     MA           NASDAQ           222,584         36.50         47.58
HLFC           Home Loan Financial Corp.                       OH           NASDAQ            61,324         16.19         36.39
HMLK           Hemlock Federal Financial Corp                  IL           NASDAQ           176,683         19.00         39.45
HMNF           HMN Financial Inc.                              MN           NASDAQ           691,232         29.25        121.22
HOMF           Home Federal Bancorp                            IN           NASDAQ           709,412         31.00        158.72
HPBC           Home Port Bancorp Inc.                          MA           NASDAQ           208,815         25.13         46.28
HRBF           Harbor Federal Bancorp Inc.                     MD           NASDAQ           233,572         24.00         40.64
HRZB           Horizon Financial Corp.                         WA           NASDAQ           532,767         18.25        136.08
HTHR           Hawthorne Financial Corp.                       CA           NASDAQ           928,197         19.50         60.27
HWEN           Home Financial Bancorp                          IN           NASDAQ            43,504          9.25          8.59
HZFS           Horizon Financial Svcs Corp.                    IA           NASDAQ            88,769         16.25         13.86
IBSF           IBS Financial Corp.                             NJ           NASDAQ           728,181         19.06        208.63
ICBC           Independence Comm. Bank Corp.                   NY           NASDAQ         3,857,781         17.75      1,349.78
IFSB           Independence Federal Svgs Bank                  DC           NASDAQ           269,761         18.50         23.70
INBI           Industrial Bancorp Inc.                         OH           NASDAQ           364,023         23.00        117.36
INCB           Indiana Community Bank SB                       IN           NASDAQ            95,378         20.75         19.13
IPSW           Ipswich Savings Bank                            MA           NASDAQ           227,244         16.13         38.46
ITLA           ITLA Capital Corp.                              CA           NASDAQ         1,015,909         20.75        162.88
IWBK           InterWest Bancorp Inc.                          WA           NASDAQ         1,982,317         44.25        355.64
JOAC           Joachim Bancorp Inc.                            MO           NASDAQ            34,229         16.44         11.88
JSB            JSB Financial Inc.                              NY           NYSE           1,535,031         57.19        567.30
JSBA           Jefferson Savings Bancorp                       MO           NASDAQ         1,238,055         29.75        297.94
JXSB           Jacksonville Savings Bk (MHC)                   IL           NASDAQ           168,036         24.13         46.03
JXVL           Jacksonville Bancorp Inc.                       TX           NASDAQ           235,405         20.50         50.09
KFBI           Klamath First Bancorp                           OR           NASDAQ           975,207         22.75        227.36
KNK            Kankakee Bancorp Inc.                           IL           AMSE             343,409         37.25         51.09
KSAV           KS Bancorp Inc.                                 NC           NASDAQ           113,978         NA            NA
KSBK           KSB Bancorp Inc.                                ME           NASDAQ           152,752         18.50         22.92
KYF            Kentucky First Bancorp Inc.                     KY           AMSE              86,307         14.13         17.70
LARK           Landmark Bancshares Inc.                        KS           NASDAQ           233,640         25.25         42.64
LARL           Laurel Capital Group Inc.                       PA           NASDAQ           213,379         21.25         46.21
LFBI           Little Falls Bancorp Inc.                       NJ           NASDAQ           328,522         19.50         48.31
LFCO           Life Financial Corp.                            CA           NASDAQ           411,785         20.13        131.73
LFED           Leeds Federal Bankshares (MHC)                  MD           NASDAQ           291,408         21.63        112.06
LISB           Long Island Bancorp Inc.                        NY           NASDAQ         6,072,524         67.13      1,612.92
LOGN           Logansport Financial Corp.                      IN           NASDAQ            86,115         17.88         22.54
LONF           London Financial Corp.                          OH           NASDAQ            37,916         15.25          7.78
LSBI           LSB Financial Corp.                             IN           NASDAQ           206,584         31.50         28.87

                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
HEMT       38.35      NM           46.88       38.35      126.98        150.94           9.99         0.00         0.00
HFBC       NA         NA           NA          NA          NA            NA             NA            0.00        NA
HFFB       21.56      21.84        21.84       21.56      108.83        108.83          31.45         2.32        75.95
HFFC       13.86      15.40        16.58       14.39      163.10        163.10          15.64         1.38        19.70
HFGI       NM         37.10        37.10       NM         153.33        153.33           6.85         1.04        29.03
HFNC       19.30      19.59        24.76       29.83      135.87        135.87          24.77         2.44       788.06
HFSA       16.96      19.00        20.65       19.00      119.57        119.57          13.56         2.74        46.00
HFWA       NA         NA           NA          NA          NA            NA             NA            0.93        NA
HHFC       26.79      22.73        22.73       26.79      129.09        129.09          14.36         2.93        62.12
HIFS       17.89      18.25        18.25       17.89      222.56        222.56          21.38         1.43        29.50
HLFC       NA         NA           NA          NA          NA            NA             NA            0.00        NA
HMLK       21.59      NA           NA          21.59      129.69        129.69          22.33         1.47        NA
HMNF       23.59      20.74        25.88       31.79      143.52        154.60          17.54         0.00         0.00
HOMF       15.82      17.71        20.00       19.87      253.89        261.16          22.34         1.29        18.33
HPBC       13.36      14.04        14.36       13.96      210.78        210.78          22.16         3.18        44.69
HRBF       24.00      24.24        25.26       28.57      139.37        139.37          17.40         2.00        44.44
HRZB       16.29      16.44        16.59       15.73      160.37        160.37          25.54         2.41        36.67
HTHR       27.08      14.23        11.75       10.83      142.44        142.44           6.49         0.00         0.00
HWEN       23.13      24.34        31.90       38.54      116.35        116.35          19.75         1.08        26.32
HZFS       16.25      19.35        24.25       22.57      153.59        153.59          15.62         1.11        19.64
IBSF       34.04      35.30        35.30       34.04      161.55        161.55          28.65         2.10        64.74
ICBC       NA         NA           NA          NA          NA            NA             NA            0.00        NA
IFSB       14.45      15.16        52.86       92.50      122.92        136.73           8.79         1.35        18.03
INBI       20.54      22.33        22.33       20.54      192.79        192.79          32.24         2.61        46.60
INCB       34.58      39.90        39.90       34.58      165.08        165.08          20.06         1.74        69.23
IPSW       14.93      18.32        22.40       18.32      325.10        325.10          16.92         0.99        14.20
ITLA       12.35      13.22        13.22       12.35      160.73        161.23          16.03         0.00         0.00
IWBK       17.56      17.63        20.30       22.58      266.57        271.14          17.94         1.72        25.10
JOAC       45.66      45.66        45.66       45.66      119.99        119.99          34.69         3.04       138.89
JSB         9.79      15.71        17.93       11.91      154.35        154.35          36.96         2.80        38.46
JSBA       28.61      27.55        29.75       35.42      237.62        298.99          24.07         0.94        20.37
JXSB       60.31      48.25        60.31      100.52      263.09        263.09          27.40         1.24        55.02
JXVL       16.02      15.07        15.07       16.02      145.49        145.49          21.28         2.44        36.76
KFBI       25.85      24.46        24.46       25.85      142.90        156.36          23.31         1.50        33.33
KNK        18.63      18.63        19.01       19.40      135.11        143.32          14.88         1.29        24.00
KSAV       NA         NA           NA          NA          NA            NA             NA           NA           63.46
KSBK       12.85      14.23        14.68       13.60      198.29        207.63          15.01         0.54         5.64
KYF        22.07      18.11        18.34       22.07      124.78        124.78          21.24         3.54        64.10
LARK       18.04      18.43        20.04       19.13      129.55        129.55          18.25         1.58        29.20
LARL       18.32      16.73        16.73       17.14      204.92        204.92          21.66         1.63        25.20
LFBI       24.38      26.00        27.08       24.38      132.83        143.49          15.48         1.03        20.67
LFCO        6.89       8.08         7.74        6.21      240.44        240.44          31.99         0.00         0.00
LFED       33.79      32.77        32.77       33.79      231.28        231.28          38.46         2.59        78.80
LISB       29.44      31.08        37.50       37.29      289.46        292.10          26.56         0.89        27.78
LOGN       15.41      18.82        18.62       14.90      136.24        136.24          26.17         2.24        42.11
LONF       15.25      17.73        19.06       15.89      149.07        149.07          20.52         1.57       609.30
LSBI       16.07      17.80        19.81       18.31      152.62        152.62          13.97         1.27        18.49

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
LSBX           Lawrence Savings Bank                           MA           NASDAQ           359,855         18.25         78.25
LVSB           Lakeview Financial Corp.                        NJ           NASDAQ           472,691         24.00        102.86
LXMO           Lexington B&L Financial Corp.                   MO           NASDAQ            92,450         16.38         18.35
MAFB           MAF Bancorp Inc.                                IL           NASDAQ         3,457,664         39.50        593.01
MARN           Marion Capital Holdings                         IN           NASDAQ           191,854         28.50         50.78
MASB           MASSBANK Corp.                                  MA           NASDAQ           925,403         50.13        178.99
MBB            MSB Bancorp Inc.                                NY           AMSE             765,367         35.50        100.97
MBBC           Monterey Bay Bancorp Inc.                       CA           NASDAQ           408,096         25.50         82.36
MBLF           MBLA Financial Corp.                            MO           NASDAQ           223,558         27.38         34.33
MBSP           Mitchell Bancorp Inc.                           NC           NASDAQ            36,103         17.13         15.94
MCBN           Mid-Coast Bancorp Inc.                          ME           NASDAQ            62,632         12.75          9.06
MDBK           Medford Bancorp Inc.                            MA           NASDAQ         1,135,572         44.25        200.95
MECH           MECH Financial Inc.                             CT           NASDAQ           892,371         31.25        165.41
MERI           Meritrust Federal SB                            LA           NASDAQ           233,803         80.00         61.93
METF           Metropolitan Financial Corp.                    OH           NASDAQ           924,985         16.63        117.23
MFBC           MFB Corp.                                       IN           NASDAQ           264,097         26.50         43.11
MFFC           Milton Federal Financial Corp.                  OH           NASDAQ           218,826         15.88         35.99
MFLR           Mayflower Co-operative Bank                     MA           NASDAQ           131,908         27.13         24.39
MFSL           Maryland Federal Bancorp                        MD           NASDAQ         1,184,294         38.75        251.15
MIFC           Mid-Iowa Financial Corp.                        IA           NASDAQ           135,345         12.75         21.80
MIVI           Mississippi View Holding Co.                    MN           NASDAQ            68,619         20.00         14.80
MONT           Montgomery Financial Corp.                      IN           NASDAQ           105,671         12.75         21.08
MRKF           Market Financial Corp.                          OH           NASDAQ            56,833         17.25         23.04
MSBF           MSB Financial Inc.                              MI           NASDAQ            77,444         16.63         20.48
MSBK           Mutual Savings Bank FSB                         MI           NASDAQ           644,740         13.00         55.66
MWBI           Midwest Bancshares Inc.                         IA           NASDAQ           147,724         16.00         16.33
MWBX           MetroWest Bank                                  MA           NASDAQ           608,941          7.94        111.99
MYST           Mystic Financial Inc.                           MA           NASDAQ           198,417         18.50         50.16
NASB           NASB Financial Inc.                             MO           NASDAQ           734,091         63.75        142.78
NBN            Northeast Bancorp                               ME           AMSE             278,733         18.13         40.50
NBSI           North Bancshares Inc.                           IL           NASDAQ           122,978         17.50         25.02
NEIB           Northeast Indiana Bancorp                       IN           NASDAQ           199,368         21.50         36.53
NEP            Northeast PA Financial Corp.                    PA           AMSE             386,532         15.56        100.03
NHTB           New Hampshire Thrift Bncshrs                    NH           NASDAQ           317,989         21.25         44.37
NMSB           NewMil Bancorp Inc.                             CT           NASDAQ           355,526         13.94         54.07
NSLB           NS&L Bancorp Inc.                               MO           NASDAQ            57,823         17.50         12.00
NSSY           NSS Bancorp Inc.                                CT           NASDAQ           670,749         47.13        114.09
NTBK           Net.B@nk Inc.                                   GA           NASDAQ            93,220         27.75        170.54
NTMG           Nutmeg Federal S&LA                             CT           NASDAQ           105,151         10.50         10.36
NWEQ           Northwest Equity Corp.                          WI           NASDAQ            99,558         21.13         17.72
NWSB           Northwest Bancorp Inc. (MHC)                    PA           NASDAQ         2,248,816         17.00        795.56
OCFC           Ocean Financial Corp.                           NJ           NASDAQ         1,510,947         37.06        287.87
OCN            Ocwen Financial Corp.                           FL           NYSE           3,069,165         26.00      1,574.71
OFCP           Ottawa Financial Corp.                          MI           NASDAQ           885,817         29.50        156.74
OHSL           OHSL Financial Corp.                            OH           NASDAQ           238,905         32.25         40.02
OSFS           Ohio State Financial Services                   OH           NASDAQ            38,559         16.00         10.15
OTFC           Oregon Trail Financial Corp.                    OR           NASDAQ           257,049         17.75         76.91


                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
LSBX      5.43      10.03        10.14        5.50      208.10        208.10          21.74         0.00         0.00
LVSB      9.52      15.48        25.26       25.00      204.26        248.96          19.71         1.04         8.08
LXMO     22.74      23.39        23.39       22.74      108.23        115.40          19.85         1.83        42.86
MAFB     16.74      16.60        16.81       17.32      225.07        255.50          17.15         0.71        11.34
MARN     25.45      18.75        18.75       25.45      127.35        130.14          26.47         3.09        56.58
MASB     17.40      18.10        19.58       19.58      172.49        175.02          19.34         2.00        31.95
MBB      NM         88.75        33.18       40.34      161.95        304.46          13.19         1.58       150.00
MBBC     49.04      45.54        50.00       53.13      161.09        172.76          20.18         0.55        19.64
MBLF     19.01      20.58        20.28       19.55      122.65        122.65          15.55         1.46        30.08
MBSP     32.93      28.54        28.54       32.93      110.06        110.06          44.16         2.34        66.67
MCBN     17.71      19.62        20.90       19.92      173.71        173.71          14.47         1.36        26.68
MDBK     19.07      18.51        19.24       17.29      197.99        210.41          17.70         1.81        37.66
MECH     20.56      12.55        12.70       22.32      186.79        186.79          18.54         0.00         0.00
MERI     25.32      24.10        24.10       25.32      311.77        311.77          26.49         0.88        21.08
METF     15.99      20.27        21.59       16.63      319.71        347.80          12.67         0.00         0.00
MFBC     22.08      22.27        22.46       22.84      128.58        128.58          16.32         1.28        26.89
MFFC     30.53      27.37        28.35       30.53      130.02        130.02          16.45         3.78       103.45
MFLR     15.07      17.28        19.24       18.33      189.55        192.51          18.49         2.95        40.76
MFSL     25.49      26.72        28.28       27.68      244.63        247.13          21.19         1.16        28.79
MIFC     15.94      14.49        15.94       15.94      172.06        172.30          16.11         0.63         9.09
MIVI     20.83      21.05        21.28       20.83      118.69        118.69          21.57         1.60        16.84
MONT     24.52      NA           NA          24.52      107.23        107.23          19.94         1.73        NA
MRKF     35.94      NA           NA          35.94      114.01        114.01          40.54         1.62        NA
MSBF     16.63      18.27        19.79       19.79      157.43        157.43          26.54         1.81        29.95
MSBK     NM         NM           NM          NM         169.71        169.71           8.63         0.00         0.00
MWBI     14.29      14.04        15.84       15.38      152.96        152.96          11.06         1.50        18.42
MWBX     15.27      14.98        14.98       15.27      250.41        250.41          18.39         1.51        32.08
MYST     NA         NA           NA          NA          NA            NA             NA            0.00        NA
NASB     11.38      11.85        14.52       12.85      229.07        235.94          19.45         1.57        14.87
NBN      34.86      25.89        27.46       20.60      191.60        212.49          14.45         1.17        30.46
NBSI     54.69      41.67        44.87       54.69      150.86        150.86          20.35         2.29        76.19
NEIB     14.53      15.69        15.69       14.53      136.42        136.42          18.68         1.58        23.72
NEP      NA         NA           NA          NA          NA            NA             NA            0.00        NA
NHTB     14.76      15.98        17.56       16.60      173.61        200.85          13.95         2.82        37.59
NMSB     20.50      21.12        21.12       17.42      163.21        163.21          15.21         2.30        39.39
NSLB     31.25      26.52        26.92       31.25      105.17        105.93          20.76         2.86        75.76
NSSY     17.07      19.16        64.55       19.97      209.54        215.87          17.05         0.85        12.20
NTBK     NM         NM           NM          NM         500.00        500.00         182.93         0.00         0.00
NTMG     29.17      25.61        38.89       37.50      178.57        178.57           9.85         1.91        25.15
NWEQ     14.27      15.65        16.25       15.09      142.54        142.54          17.80         2.84        37.04
NWSB     38.64      40.48        40.48       38.64      382.88        431.47          35.38         0.94        38.10
OCFC     19.71      20.94        20.82       19.30      135.02        135.02          19.26         2.16        33.90
OCN      17.57      18.71        54.17       NM         375.18        389.81          51.31         0.00         0.00
OFCP     19.93      22.01        23.05       22.35      205.29        252.35          17.69         1.36        27.13
OHSL     21.22      19.91        20.67       23.71      149.31        149.31          16.75         2.73        54.32
OSFS     NA         NA           NA          NA          97.15         97.15          26.32         0.00        NA
OTFC     NA         NA           NA          NA         115.71        115.71          29.92         1.13        NA

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
PBCI           Pamrapo Bancorp Inc.                            NJ           NASDAQ           376,714         28.00         79.60
PBCT           People's Bank (MHC)                             CT           NASDAQ         8,184,000         39.38      2,408.27
PBHC           Pathfinder Bancorp Inc. (MHC)                   NY           NASDAQ           196,770         21.13         60.73
PBKB           People's Bancshares Inc.                        MA           NASDAQ           762,910         24.63         80.98
PCBC           Perry County Financial Corp.                    MO           NASDAQ            85,030         23.75         19.66
PDB            Piedmont Bancorp Inc.                           NC           AMSE             130,167         10.75         29.57
PEDE           Great Pee Dee Bancorp                           SC           NASDAQ            72,057         15.75         34.68
PEEK           Peekskill Financial Corp.                       NY           NASDAQ           184,215         17.44         54.53
PERM           Permanent Bancorp Inc.                          IN           NASDAQ           419,819         36.00         75.87
PERT           Perpetual Bank (MHC)                            SC           NASDAQ           292,059         65.00         98.08
PFDC           Peoples Bancorp                                 IN           NASDAQ           294,291         23.00         77.77
PFED           Park Bancorp Inc.                               IL           NASDAQ           176,957         18.25         42.57
PFFB           PFF Bancorp Inc.                                CA           NASDAQ         2,765,855         21.00        377.07
PFFC           Peoples Financial Corp.                         OH           NASDAQ            82,464         16.50         23.37
PFNC           Progress Financial Corp.                        PA           NASDAQ           493,406         17.75         72.13
PFSB           PennFed Financial Services Inc                  NJ           NASDAQ         1,475,509         17.88        172.42
PFSLD          Pocahontas Bancorp Inc.                         AR           NASDAQ           389,405         10.38         69.19
PHBK           Peoples Heritage Finl Group                     ME           NASDAQ         6,795,337         50.31      1,395.55
PHFC           Pittsburgh Home Financial Corp                  PA           NASDAQ           299,669         18.50         36.43
PHSB           Peoples Home Savings Bk (MHC)                   PA           NASDAQ           217,735         20.63         56.93
PKPS           Poughkeepsie Financial Corp.                    NY           NASDAQ           875,492         11.25        141.87
PLSK           Pulaski Savings Bank (MHC)                      NJ           NASDAQ           181,732         19.00         40.05
PMFI           Perpetual Midwest Financial                     IA           NASDAQ           392,093         31.50         60.35
PRBC           Prestige Bancorp Inc.                           PA           NASDAQ           143,263         20.25         18.53
PROV           Provident Financial Holdings                    CA           NASDAQ           723,696         23.00        107.51
PSBK           Progressive Bank Inc.                           NY           NASDAQ           883,494         42.38        162.37
PSFC           Peoples-Sidney Financial Corp.                  OH           NASDAQ           106,239         18.00         32.14
PSFI           PS Financial Inc.                               IL           NASDAQ            87,922         14.13         28.96
PTRS           Potters Financial Corp.                         OH           NASDAQ           122,637         20.50         20.02
PULB           Pulaski Bank, Svgs Bank (MHC)                   MO           NASDAQ           180,485         49.00        102.75
PULS           Pulse Bancorp                                   NJ           NASDAQ           539,322         27.38         84.65
PVFC           PVF Capital Corp.                               OH           NASDAQ           396,214         24.38         64.82
PVSA           Parkvale Financial Corp.                        PA           NASDAQ         1,019,143         31.75        162.83
PWBC           PennFirst Bancorp Inc.                          PA           NASDAQ           910,770         19.38        102.12
PWBK           Pennwood Bancorp Inc.                           PA           NASDAQ            47,211         22.00         12.11
QCBC           Quaker City Bancorp Inc.                        CA           NASDAQ           852,154         22.88        106.55
QCFB           QCF Bancorp Inc.                                MN           NASDAQ           152,668         27.25         37.65
QCSB           Queens County Bancorp Inc.                      NY           NASDAQ         1,603,269         45.25        674.80
RARB           Raritan Bancorp Inc.                            NJ           NASDAQ           408,308         27.75         65.83
RCBK           Richmond County Financial Corp                  NY           NASDAQ         1,096,040         19.13        467.92
REDF           RedFed Bancorp Inc.                             CA           NASDAQ         1,009,754         19.88        143.75
RELI           Reliance Bancshares Inc.                        WI           NASDAQ            44,544          9.25         23.70
RELY           Reliance Bancorp Inc.                           NY           NASDAQ         2,243,100         40.88        393.79
RIVR           River Valley Bancorp                            IN           NASDAQ           138,461         19.75         23.51
ROSE           TR Financial Corp.                              NY           NASDAQ         3,843,056         34.88        613.73
RSLN           Roslyn Bancorp Inc.                             NY           NASDAQ         3,601,079         24.25      1,058.33
RVSB           Riverview Bancorp Inc.                          WA           NASDAQ           263,045         17.00        104.27

                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
PBCI     15.91      16.09        16.87       18.42      164.03        165.09          21.13         4.00        57.47
PBCT     24.01      26.08        44.74       44.74      339.15        340.91          29.43         1.93        44.60
PBHC     66.02      32.50        37.72      105.63      257.62        303.96          30.87         0.95        26.68
PBKB     15.39      16.75        35.18       38.48      268.83        279.51          10.62         1.95        28.57
PCBC     22.84      20.47        20.47       22.84      120.19        120.19          23.12         2.11        34.48
PDB      20.67      19.20        19.20       20.67      140.34        140.34          22.72         3.72        71.43
PEDE     NA         NA           NA          NA         112.34        112.34          48.14         0.00        NA
PEEK     27.25      26.03        26.03       27.25      117.27        117.27          29.60         2.06        53.73
PERM     27.27      29.51        30.00       29.03      174.17        176.21          18.03         1.22        28.69
PERT     39.63      50.00        43.33       39.63      320.35        320.35          33.58         2.15       103.85
PFDC     19.17      18.40        18.40       19.17      173.58        173.58          26.50         1.91        33.34
PFED     76.04      27.24        28.08       57.03      110.27        110.27          24.06         0.00         0.00
PFFB     18.75      25.61        27.27       21.88      140.47        141.89          13.63         0.00         0.00
PFFC     45.83      33.67        33.67       45.83      150.27        150.27          28.35         3.03        NM
PFNC     20.17      19.72        25.72       27.73      287.22        342.00          14.62         0.68        10.73
PFSB     15.41      15.82        15.96       15.96      155.16        181.10          11.69         0.78        12.39
PFSLD    NA         NA           NA          NA          NA            NA             NA            8.68        NA
PHBK     17.72      19.43        19.81       17.72      293.71        390.93          20.54         1.75        29.34
PHFC     14.92      16.23        18.69       17.79      147.76        149.56          12.16         1.30       240.35
PHSB     28.65      NA           NA          30.33      198.89        198.89          26.14         1.16        NA
PKPS     NM         62.50        51.14       NM         195.65        195.65          16.20         2.13        69.44
PLSK     43.18      NA           NA          43.18      184.65        184.65          22.04         1.58        NA
PMFI     34.24      31.19        35.39       37.50      170.36        170.36          15.19         0.95        29.70
PRBC     28.13      22.01        22.50       31.64      118.56        118.56          12.93         0.99        13.04
PROV     23.00      21.90        41.82       57.50      128.85        128.85          14.91         0.00         0.00
PSBK     19.62      19.26        19.71       19.99      206.91        228.19          18.38         1.89        30.91
PSFC     22.50      NA           NA          22.50      113.56        113.56          30.25         1.56        NA
PSFI     NM         30.05        17.44       32.10      126.80        126.80          33.31         3.40       910.64
PTRS     26.97      16.94        17.23       26.97      181.26        181.26          16.27         0.98        14.46
PULB     55.68      53.85        61.25       61.25      424.61        424.61          56.93         2.25       115.38
PULS     16.29      15.29        15.47       16.29      191.30        191.30          15.67         2.92        40.50
PVFC     12.97      13.32        14.09       13.54      224.65        224.65          16.36         0.00         0.00
PVSA     15.26      15.72        15.72       15.26      201.08        202.23          15.91         1.89        23.17
PWBC     17.94      17.94        17.94       17.94      149.04        167.31          11.21         1.86        31.81
PWBK     26.19      26.19        25.58       34.38      131.26        131.26          25.66         1.64        38.10
QCBC     16.82      17.87        18.45       17.33      145.42        145.42          12.54         0.00         0.00
QCFB     11.95      13.36        13.36       11.95      140.39        140.39          24.67         0.00         0.00
QCSB     29.01      28.28        28.64       30.57      342.03        342.03          42.09         1.77        38.19
RARB     17.79      18.02        18.26       17.79      213.30        216.29          16.12         2.16        30.74
RCBK     NA         NA           NA          NA          NA            NA             NA            0.00        NA
REDF     13.08      14.10        13.80       12.12      170.60        171.19          14.24         0.00         0.00
RELI     46.25      44.05        46.25       46.25      106.20        106.20          53.22         0.00         0.00
RELY     20.44      20.75        21.98       20.85      205.20        301.22          17.56         1.76        32.49
RIVR     17.03      NA           NA          18.99      133.45        135.37          16.98         1.01        NA
ROSE     16.45      17.79        19.93       18.55      239.86        239.86          15.97         1.95        28.06
RSLN     25.26      NA           NA          22.45      168.40        169.23          29.39         1.32        NA
RVSB     NA         NA           NA          NA         174.36        180.66          39.64         0.82        NA

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
SBFL           SB of the Finger Lakes (MHC)                    NY           NASDAQ           247,708         20.25         72.29
SBOS           Boston Bancorp (The)                            MA           NASDAQ         1,715,070         NA            NA
SCBS           Southern Community Bancshares                   AL           NASDAQ            70,893         17.00         19.33
SCCB           S. Carolina Community Bancshrs                  SC           NASDAQ            45,092         21.50         12.54
SFED           SFS Bancorp Inc.                                NY           NASDAQ           174,428         26.00         31.42
SFFC           StateFed Financial Corp.                        IA           NASDAQ            88,608         14.50         22.61
SFIN           Statewide Financial Corp.                       NJ           NASDAQ           675,316         23.00        103.93
SFSB           SuburbFed Financial Corp.                       IL           NASDAQ           438,462         47.25         59.80
SFSL           Security First Corp.                            OH           NASDAQ           677,876         22.50        169.39
SGVB           SGV Bancorp Inc.                                CA           NASDAQ           407,821         18.00         42.22
SHEN           First Shenango Bancorp Inc.                     PA           NASDAQ           374,972         43.00         88.97
SHSB           SHS Bancorp Inc.                                PA           NASDAQ            88,572         17.62         14.45
SIB            Staten Island Bancorp Inc.                      NY           NYSE           2,651,170         20.63        930.81
SISB           SIS Bancorp Inc.                                MA           NASDAQ         1,733,618         41.13        285.73
SKAN           Skaneateles Bancorp Inc.                        NY           NASDAQ           256,101         19.50         28.02
SKBO           First Carnegie Deposit (MHC)                    PA           NASDAQ           143,650         20.00         46.00
SMBC           Southern Missouri Bancorp Inc.                  MO           NASDAQ           159,926         22.50         35.92
SOBI           Sobieski Bancorp Inc.                           IN           NASDAQ            87,553         20.25         15.88
SOPN           First Savings Bancorp Inc.                      NC           NASDAQ           300,816         25.97         96.21
SOSA           Somerset Savings Bank                           MA           NASDAQ           539,672          5.03         83.81
SPBC           St. Paul Bancorp Inc.                           IL           NASDAQ         4,557,336         25.88        885.05
SRN            Southern Banc Co.                               AL           AMSE             105,116         16.50         20.30
SSB            Scotland Bancorp Inc.                           NC           AMSE              61,473          9.63         18.42
SSFC           South Street Financial Corp.                    NC           NASDAQ           228,491         11.50         53.78
SSM            Stone Street Bancorp Inc.                       NC           AMSE             108,092         20.63         39.15
STFR           St. Francis Capital Corp.                       WI           NASDAQ         1,597,648         44.50        233.68
STSA           Sterling Financial Corp.                        WA           NASDAQ         1,876,250         26.00        196.81
SVRN           Sovereign Bancorp Inc.                          PA           NASDAQ        14,336,283         19.13      2,627.15
SWBI           Southwest Bancshares Inc.                       IL           NASDAQ           368,282         32.63         88.57
SWCB           Sandwich Bancorp Inc.                           MA           NASDAQ           518,697         64.00        124.30
SZB            SouthFirst Bancshares Inc.                      AL           AMSE             165,388         21.38         20.86
THR            Three Rivers Financial Corp.                    MI           AMSE              97,487         21.00         17.32
THRD           TF Financial Corp.                              PA           NASDAQ           597,047         28.50         90.84
TPNZ           Tappan Zee Financial Inc.                       NY           NASDAQ           126,470         20.13         29.75
TRIC           Tri-County Bancorp Inc.                         WY           NASDAQ            89,999         13.75         16.05
TSBK           Timberland Bancorp Inc.                         WA           NASDAQ           293,278         18.00        119.03
TSBS           Peoples Bancorp Inc. (MHC)                      NJ           NASDAQ           640,419         43.25        391.26
TSH            Teche Holding Co.                               LA           AMSE             408,591         22.00         75.63
TWIN           Twin City Bancorp                               TN           NASDAQ           108,687         14.75         18.71
UBMT           United Financial Corp.                          MT           NASDAQ            96,258         27.75         47.13
UCBC           Union Community Bancorp                         IN           NASDAQ           132,040         14.88         45.25
UFRM           United Federal Savings Bank                     NC           NASDAQ           304,159         18.38         58.24
USAB           USABancshares Inc.                              PA           NASDAQ            64,269         14.00         10.25
UTBI           United Tennessee Bankshares                     TN           NASDAQ            89,884         15.00         21.82
VABF           Virginia Beach Fed. Financial                   VA           NASDAQ           616,188         19.13         95.25
WAMU           Washington Mutual Inc.                          WA           NASDAQ        96,981,099         74.00     19,059.44
WAYN           Wayne Savings Bancshares (MHC)                  OH           NASDAQ           255,124         28.75         64.90


                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
SBFL      72.32      84.38        96.43       84.38      333.06        333.06          29.18         0.99        83.33
SBOS      NA         NA           NA          NA          NA            NA             NA           NA           10.89
SCBS      19.32      19.77        19.54       19.32      137.10        137.10          27.27         1.77        34.88
SCCB      44.79      30.71        30.71       44.79      134.46        134.46          27.81         2.98        88.57
SFED      25.00      27.96        28.89       28.26      146.64        146.64          18.01         1.23        29.03
SFFC      20.14      20.14        20.14       20.14      144.42        144.42          25.49         1.38        27.78
SFIN      16.91      17.69        17.83       17.42      159.83        160.06          15.36         1.91        32.31
SFSB      22.29      22.72        28.13       30.29      202.70        203.31          13.64         0.68        15.38
SFSL      20.09      21.03        21.03       20.09      268.50        272.73          25.13         1.42        29.28
SGVB      50.00      31.03        37.50       50.00      137.09        139.10          10.35         0.00         0.00
SHEN      20.67      19.20        19.20       20.67      185.91        185.91          23.73         1.40        25.45
SHSB      NA         NA           NA          NA         120.27        120.27          16.31         0.00        NA
SIB       NA         NA           NA          NA         135.69        139.45          35.11         0.00        NA
SISB     114.24      24.92        19.58       16.85      226.33        226.33          16.48         1.56        31.52
SKAN      18.75      17.26        17.89       18.75      158.54        162.91          10.94         1.44        23.61
SKBO      83.33      NA           NA         125.00      186.22        186.22          32.02         1.50        NA
SMBC      31.25      26.16        27.44       35.16      136.61        136.61          22.68         2.22        58.14
SOBI      29.78      30.68        30.68       29.78      114.08        114.08          17.67         1.58        45.45
SOPN      20.29      20.78        20.78       20.29      140.30        140.30          31.95         3.85        67.20
SOSA      13.98      14.37        14.80       13.98      234.00        234.00          15.53         0.00         0.00
SPBC      17.97      18.48        18.35       17.97      211.74        212.26          19.42         1.55        25.71
SRN       45.83      39.29        39.29       45.83      111.19        112.09          19.31         2.12        83.33
SSB       26.74      14.81        14.81       26.74      124.51        124.51          29.97         2.08       965.38
SSFC      NM         23.96        25.00       NM         146.50        146.50          23.54         3.48        NM
SSM       27.14      25.15        25.15       27.14      125.99        125.99          36.22         2.23       542.68
STFR      15.45      19.10        19.87       21.39      179.94        201.81          14.63         1.26        21.46
STSA      19.70      20.80        22.81       19.70      191.32        207.01          10.49         0.00         0.00
SVRN      19.92      30.36        25.16       20.79      301.66        363.59          14.96         0.42        10.59
SWBI      21.46      21.90        21.90       19.42      201.14        201.14          24.05         2.45        51.68
SWCB      22.54      26.12        26.78       23.53      295.89        306.51          23.96         2.19        51.02
SZB       19.79      28.89        24.02       18.43      130.34        133.76          12.61         2.81        67.57
THR       20.19      19.63        20.79       21.88      131.91        132.33          17.76         2.10        35.51
THRD      22.98      22.80        26.89       26.39      164.17        196.69          15.21         1.68        32.00
TPNZ      27.95      27.95        28.75       29.60      138.22        138.22          23.52         1.39        33.33
TRIC      19.10      18.33        17.86       19.10      116.13        116.13          17.84         2.91        43.33
TSBK      NA         NA           NA          NA          NA            NA             NA            0.00        NA
TSBS      63.60      52.74        70.90       63.60      355.67        393.90          61.10         0.81        42.68
TSH       19.64      18.33        19.13       19.64      136.73        136.73          18.51         2.27        41.67
TWIN      16.76      17.15        20.77       21.69      133.48        133.48          17.22         2.71        48.84
UBMT      40.81      25.23        25.23       40.81      137.72        137.72          35.26         3.60        88.18
UCBC      NA         NA           NA          NA         105.42        105.42          34.27         2.02        NA
UFRM      41.76      32.24        49.66       76.56      265.15        265.15          19.15         1.31        40.35
USAB      21.88      48.28        53.85       23.33      208.02        211.16          15.95         0.00         0.00
UTBI      NA         NA           NA          NA          NA            NA             NA            0.00        NA
VABF      21.73      23.91        29.88       28.13      215.86        215.86          15.46         1.26        25.00
WAMU      19.68      39.78        23.49       20.56      355.77        382.03          19.65         1.57        56.99
WAYN      35.94      34.64        37.34       39.93      268.19        268.19          25.44         2.16        74.49


                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
WBST           Webster Financial Corp.                         CT           NASDAQ         7,019,621         69.75        952.31
WCBI           Westco Bancorp Inc.                             IL           NASDAQ           315,944         29.50         72.70
WCFB           Webster City Federal SB (MHC)                   IA           NASDAQ            95,121         20.00         42.19
WEFC           Wells Financial Corp.                           MN           NASDAQ           201,436         19.25         37.72
WEHO           Westwood Homestead Fin. Corp.                   OH           NASDAQ           134,259         14.25         40.52
WES            Westcorp                                        CA           NYSE           3,728,865         16.88        443.45
WFI            Winton Financial Corp.                          OH           AMSE             329,897         16.13         64.73
WFSL           Washington Federal Inc.                         WA           NASDAQ         5,713,308         28.13      1,473.36
WHGB           WHG Bancshares Corp.                            MD           NASDAQ           101,331         18.75         26.04
WOFC           Western Ohio Financial Corp.                    OH           NASDAQ           371,988         26.75         62.92
WRNB           Warren Bancorp Inc.                             MA           NASDAQ           370,993         24.50         93.25
WSB            Washington Savings Bank, FSB                    MD           AMSE             265,742          8.00         35.25
WSBI           Warwick Community Bancorp                       NY           NASDAQ           298,170         17.63        116.44
WSFS           WSFS Financial Corp.                            DE           NASDAQ         1,515,217         21.75        271.00
WSTR           WesterFed Financial Corp.                       MT           NASDAQ         1,035,096         26.13        145.83
WVFC           WVS Financial Corp.                             PA           NASDAQ           292,022         39.50         69.25
WYNE           Wayne Bancorp Inc.                              NJ           NASDAQ           270,043         30.00         60.41
YFCB           Yonkers Financial Corp.                         NY           NASDAQ           331,802         19.13         57.77
YFED           York Financial Corp.                            PA           NASDAQ         1,182,276         25.50        225.72



                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
WBST     16.45      28.59        19.76       17.61      249.20        285.74          13.57         1.15        31.97
WCBI     16.39      16.86        18.10       17.99      149.59        149.59          23.01         2.31        35.43
WCFB     31.25      30.77        30.77       31.25      188.68        188.68          44.36         4.00       123.08
WEFC     16.59      16.59        17.04       17.19      127.23        127.23          18.72         2.49        20.69
WEHO     NM         43.18        27.40       NA         134.43        134.43          30.18         2.53        NM
WES      11.10      12.05        NM          NM         127.17        127.45          11.89         2.37        28.57
WFI      16.80      18.75        22.40       20.16      265.21        270.10          19.61         1.55        27.33
WFSL     13.79      13.79        13.92       14.06      199.61        216.51          25.74         3.13        41.00
WHGB     39.06      34.09        33.48       39.06      130.75        130.75          25.70         1.71        41.82
WOFC     NM         NM          157.35       NM         116.76        124.94          17.14         3.74        NM
WRNB     16.55      13.39        16.78       17.50      232.89        232.89          25.14         2.12        47.54
WSB      22.22      18.18        25.00       28.57      152.96        152.96          13.26         1.25        22.73
WSBI     NA         NA           NA          NA          NA            NA             NA            0.00        NA
WSFS     17.54      16.86        17.13       18.13      312.50        314.31          17.89         0.00         0.00
WSTR     17.65      19.64        20.10       18.14      135.29        166.51          14.08         1.84        35.41
WVFC     17.63      18.72        18.63       17.03      222.54        222.54          23.72         3.04       255.92
WYNE     32.61      29.13        29.13       32.61      177.94        177.94          22.37         0.67        19.42
YFCB     16.49      17.55        17.87       18.39      128.61        128.61          17.41         1.46        20.18
YFED     20.56      21.07        25.00       27.72      215.37        215.37          19.09         2.04        39.67

                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
               Assets  less than  $100 Million

ALBC           Albion Banc Corp.                               NY           NASDAQ            71,719         10.75          8.06
ATSB           AmTrust Capital Corp.                           IN           NASDAQ            69,106         15.50          7.91
CIBI           Community Investors Bancorp                     OH           NASDAQ            95,876         19.00         17.15
CKFB           CKF Bancorp Inc.                                KY           NASDAQ            62,865         19.75         17.12
CNSB           CNS Bancorp Inc.                                MO           NASDAQ            97,891         18.25         30.17
CRZY           Crazy Woman Creek Bancorp                       WY           NASDAQ            60,774         16.88         16.11
CSBF           CSB Financial Group Inc.                        IL           NASDAQ            47,602         13.25         11.13
FCB            Falmouth Bancorp Inc.                           MA           AMSE              97,564         22.88         33.28
FFBI           First Financial Bancorp Inc.                    IL           NASDAQ            82,682         25.25         10.49
FFDF           FFD Financial Corp.                             OH           NASDAQ            92,364         22.50         32.51
FLKY           First Lancaster Bancshares                      KY           NASDAQ            49,880         15.50         14.77
FTSB           Fort Thomas Financial Corp.                     KY           NASDAQ            99,873         15.25         22.49
GLMR           Gilmer Financial Svcs, Inc.                     TX           NASDAQ            42,171         14.13          2.70
HBBI           Home Building Bancorp                           IN           NASDAQ            42,430         24.00          7.48
HCBC           High Country Bancorp Inc.                       CO           NASDAQ            87,130         15.25         20.17
HCFC           Home City Financial Corp.                       OH           NASDAQ            71,854         18.63         16.85
HHFC           Harvest Home Financial Corp.                    OH           NASDAQ            93,141         15.00         13.37
HLFC           Home Loan Financial Corp.                       OH           NASDAQ            61,324         16.19         36.39
HWEN           Home Financial Bancorp                          IN           NASDAQ            43,504          9.25          8.59
HZFS           Horizon Financial Svcs Corp.                    IA           NASDAQ            88,769         16.25         13.86
INCB           Indiana Community Bank SB                       IN           NASDAQ            95,378         20.75         19.13
JOAC           Joachim Bancorp Inc.                            MO           NASDAQ            34,229         16.44         11.88
KYF            Kentucky First Bancorp Inc.                     KY           AMSE              86,307         14.13         17.70
LOGN           Logansport Financial Corp.                      IN           NASDAQ            86,115         17.88         22.54
LONF           London Financial Corp.                          OH           NASDAQ            37,916         15.25          7.78
LXMO           Lexington B&L Financial Corp.                   MO           NASDAQ            92,450         16.38         18.35
MBSP           Mitchell Bancorp Inc.                           NC           NASDAQ            36,103         17.13         15.94
MCBN           Mid-Coast Bancorp Inc.                          ME           NASDAQ            62,632         12.75          9.06
MIVI           Mississippi View Holding Co.                    MN           NASDAQ            68,619         20.00         14.80
MRKF           Market Financial Corp.                          OH           NASDAQ            56,833         17.25         23.04
MSBF           MSB Financial Inc.                              MI           NASDAQ            77,444         16.63         20.48
NSLB           NS&L Bancorp Inc.                               MO           NASDAQ            57,823         17.50         12.00
NTBK           Net.B@nk Inc.                                   GA           NASDAQ            93,220         27.75        170.54
NWEQ           Northwest Equity Corp.                          WI           NASDAQ            99,558         21.13         17.72
OSFS           Ohio State Financial Services                   OH           NASDAQ            38,559         16.00         10.15
PCBC           Perry County Financial Corp.                    MO           NASDAQ            85,030         23.75         19.66
PEDE           Great Pee Dee Bancorp                           SC           NASDAQ            72,057         15.75         34.68
PFFC           Peoples Financial Corp.                         OH           NASDAQ            82,464         16.50         23.37
PSFI           PS Financial Inc.                               IL           NASDAQ            87,922         14.13         28.96
PWBK           Pennwood Bancorp Inc.                           PA           NASDAQ            47,211         22.00         12.11
RELI           Reliance Bancshares Inc.                        WI           NASDAQ            44,544          9.25         23.70
SCBS           Southern Community Bancshares                   AL           NASDAQ            70,893         17.00         19.33
SCCB           S. Carolina Community Bancshrs                  SC           NASDAQ            45,092         21.50         12.54
SFFC           StateFed Financial Corp.                        IA           NASDAQ            88,608         14.50         22.61


                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
ALBC     19.20      19.20        19.20       19.20      131.10        131.10         131.10       131.10       131.10
ATSB     29.81      29.81        29.81       29.81      105.73        105.73         105.73       105.73       105.73
CIBI     19.00      19.00        19.00       19.00      154.35        154.35         154.35       154.35       154.35
CKFB     18.99      18.99        18.99       18.99      115.23        115.23         115.23       115.23       115.23
CNSB     32.59      32.59        32.59       32.59      126.12        126.12         126.12       126.12       126.12
CRZY     20.09      20.09        20.09       20.09      112.20        112.20         112.20       112.20       112.20
CSBF     27.60      27.60        27.60       27.60      101.22        101.22         101.22       101.22       101.22
FCB      22.88      22.88        22.88       22.88      142.43        142.43         142.43       142.43       142.43
FFBI     52.60      52.60        52.60       52.60      137.45        137.45         137.45       137.45       137.45
FFDF     46.88      46.88        46.88       46.88      146.29        146.29         146.29       146.29       146.29
FLKY     24.22      24.22        24.22       24.22      103.89        103.89         103.89       103.89       103.89
FTSB     18.15      18.15        18.15       18.15      142.39        142.39         142.39       142.39       142.39
GLMR     NM         NM           NM          NM          71.05         71.05          71.05        71.05        71.05
HBBI     25.00      25.00        25.00       25.00      116.45        116.45         116.45       116.45       116.45
HCBC     NA         NA           NA          NA         113.05        113.05         113.05       113.05       113.05
HCFC     19.40      19.40        19.40       19.40      120.39        120.39         120.39       120.39       120.39
HHFC     26.79      26.79        26.79       26.79      129.09        129.09         129.09       129.09       129.09
HLFC     NA         NA           NA          NA          NA            NA             NA           NA           NA
HWEN     23.13      23.13        23.13       23.13      116.35        116.35         116.35       116.35       116.35
HZFS     16.25      16.25        16.25       16.25      153.59        153.59         153.59       153.59       153.59
INCB     34.58      34.58        34.58       34.58      165.08        165.08         165.08       165.08       165.08
JOAC     45.66      45.66        45.66       45.66      119.99        119.99         119.99       119.99       119.99
KYF      22.07      22.07        22.07       22.07      124.78        124.78         124.78       124.78       124.78
LOGN     15.41      15.41        15.41       15.41      136.24        136.24         136.24       136.24       136.24
LONF     15.25      15.25        15.25       15.25      149.07        149.07         149.07       149.07       149.07
LXMO     22.74      22.74        22.74       22.74      108.23        108.23         108.23       108.23       108.23
MBSP     32.93      32.93        32.93       32.93      110.06        110.06         110.06       110.06       110.06
MCBN     17.71      17.71        17.71       17.71      173.71        173.71         173.71       173.71       173.71
MIVI     20.83      20.83        20.83       20.83      118.69        118.69         118.69       118.69       118.69
MRKF     35.94      35.94        35.94       35.94      114.01        114.01         114.01       114.01       114.01
MSBF     16.63      16.63        16.63       16.63      157.43        157.43         157.43       157.43       157.43
NSLB     31.25      31.25        31.25       31.25      105.17        105.17         105.17       105.17       105.17
NTBK     NM         NM           NM          NM         500.00        500.00         500.00       500.00       500.00
NWEQ     14.27      14.27        14.27       14.27      142.54        142.54         142.54       142.54       142.54
OSFS     NA         NA           NA          NA          97.15         97.15          97.15        97.15        97.15
PCBC     22.84      22.84        22.84       22.84      120.19        120.19         120.19       120.19       120.19
PEDE     NA         NA           NA          NA         112.34        112.34         112.34       112.34       112.34
PFFC     45.83      45.83        45.83       45.83      150.27        150.27         150.27       150.27       150.27
PSFI     NM         NM           NM          NM         126.80        126.80         126.80       126.80       126.80
PWBK     26.19      26.19        26.19       26.19      131.26        131.26         131.26       131.26       131.26
RELI     46.25      46.25        46.25       46.25      106.20        106.20         106.20       106.20       106.20
SCBS     19.32      19.32        19.32       19.32      137.10        137.10         137.10       137.10       137.10
SCCB     44.79      44.79        44.79       44.79      134.46        134.46         134.46       134.46       134.46
SFFC     20.14      20.14        20.14       20.14      144.42        144.42         144.42       144.42       144.42


                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
SHSB           SHS Bancorp Inc.                                PA           NASDAQ            88,572         17.62         14.45
SOBI           Sobieski Bancorp Inc.                           IN           NASDAQ            87,553         20.25         15.88
SSB            Scotland Bancorp Inc.                           NC           AMSE              61,473          9.63         18.42
THR            Three Rivers Financial Corp.                    MI           AMSE              97,487         21.00         17.32
TRIC           Tri-County Bancorp Inc.                         WY           NASDAQ            89,999         13.75         16.05
UBMT           United Financial Corp.                          MT           NASDAQ            96,258         27.75         47.13
USAB           USABancshares Inc.                              PA           NASDAQ            64,269         14.00         10.25
UTBI           United Tennessee Bankshares                     TN           NASDAQ            89,884         15.00         21.82
WCFB           Webster City Federal SB (MHC)                   IA           NASDAQ            95,121         20.00         42.19

                                         Assets less than $100 Million Average                73,135                       21.36
                                         Assets less than $100 Million Median                 77,444                       17.15


                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
SHSB     NA         NA           NA          NA         120.27        120.27         120.27       120.27       120.27
SOBI     29.78      29.78        29.78       29.78      114.08        114.08         114.08       114.08       114.08
SSB      26.74      26.74        26.74       26.74      124.51        124.51         124.51       124.51       124.51
THR      20.19      20.19        20.19       20.19      131.91        131.91         131.91       131.91       131.91
TRIC     19.10      19.10        19.10       19.10      116.13        116.13         116.13       116.13       116.13
UBMT     40.81      40.81        40.81       40.81      137.72        137.72         137.72       137.72       137.72
USAB     21.88      21.88        21.88       21.88      208.02        208.02         208.02       208.02       208.02
UTBI     NA         NA           NA          NA          NA            NA             NA           NA           NA
WCFB     31.25      31.25        31.25       31.25      188.68        188.68         188.68       188.68       188.68

        26.89      26.89        26.89       26.89      136.57        136.57         136.57       136.57       136.57
        23.01      23.01        23.01       23.01      126.12        126.12         126.12       126.12       126.12


                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------
               Minnesota
BDJI           First Federal Bancorp.                          MN           NASDAQ           118,838         19.88         19.84
FFHH           FSF Financial Corp.                             MN           NASDAQ           402,850         20.38         62.05
HMNF           HMN Financial Inc.                              MN           NASDAQ           691,232         29.25        121.22
MIVI           Mississippi View Holding Co.                    MN           NASDAQ            68,619         20.00         14.80
QCFB           QCF Bancorp Inc.                                MN           NASDAQ           152,668         27.25         37.65
WEFC           Wells Financial Corp.                           MN           NASDAQ           201,436         19.25         37.72

                                             Minnesota Average                               272,607                       48.88
                                              Minnesota Median                               177,052                       37.69

                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------

BDJI     19.11        23.11        23.11       19.11      164.12        164.12          16.70         0.00         0.00
FFHH     19.59        18.52        18.52       19.59      124.69        124.69          15.25         2.45        45.45
HMNF     23.59        20.74        25.88       31.79      143.52        154.60          17.54         0.00         0.00
MIVI     20.83        21.05        21.28       20.83      118.69        118.69          21.57         1.60        16.84
QCFB     11.95        13.36        13.36       11.95      140.39        140.39          24.67         0.00         0.00
WEFC     16.59        16.59        17.04       17.19      127.23        127.23          18.72         2.49        20.69

         18.61        18.90        19.87       20.08      136.44        138.29          19.08         1.09        13.83
         19.35        19.63        19.90       19.35      133.81        133.81          18.13         0.80         8.42


                                                                                                          Current       Current
                                                                                                           Stock         Market
                                                                                              Total        Price         Value
Ticker                                                         State        Exchange          Assets         ($)          ($M)
--------------------------------------------------------------------------------------------------------------------------------

                                           Comparable Group
ATSB           AmTrust Capital Corp.                           IN           NASDAQ            69,106         15.50          7.91
CKFB           CKF Bancorp Inc.                                KY           NASDAQ            62,865         19.75         17.12
FFBI           First Financial Bancorp Inc.                    IL           NASDAQ            82,682         25.25         10.49
FFDF           FFD Financial Corp.                             OH           NASDAQ            92,364         22.50         32.51
FTSB           Fort Thomas Financial Corp.                     KY           NASDAQ            99,873         15.25         22.49
HCFC           Home City Financial Corp.                       OH           NASDAQ            71,854         18.63         16.85
KYF            Kentucky First Bancorp Inc.                     KY           AMSE              86,307         14.13         17.70
LOGN           Logansport Financial Corp.                      IN           NASDAQ            86,115         17.88         22.54
MSBF           MSB Financial Inc.                              MI           NASDAQ            77,444         16.63         20.48
NSLB           NS&L Bancorp Inc.                               MO           NASDAQ            57,823         17.50         12.00
PFFC           Peoples Financial Corp.                         OH           NASDAQ            82,464         16.50         23.37
SFFC           StateFed Financial Corp.                        IA           NASDAQ            88,608         14.50         22.61



                                            Comparable Average                                79,792                       18.84
                                             Comparable Median                                82,573                       19.09

                                            All Public Average                             1,530,203                      279.67
                                             All Public Median                               325,643                       64.90

                                             Minnesota Average                               272,607                       48.88
                                              Minnesota Median                               177,052                       37.69

                              Assets less than $100 Million Average                           73,135                       21.36
                               Assets less than $100 Million Median                           77,444                       17.15

MIVI *         Mississippi View Holding Co.                    MN           NASDAQ            68,619         20.00         14.80
* Pricing data is based upon last trade on NASDAQ, the Bank's most current price is $18.50
                          MIVI Premium / (Discount) to Median:         Comparables            -16.90%                     -22.47%
                                                                        All Public            -78.93%                     -77.20%
                                                                         Minnesota            -61.24%                     -60.73%
                                                     Assets less than $100 Million            -11.40%                     -13.70%

                                  Current Price in Relation to
       ---------------------------------------------------------------------------------------     Current        LTM
                                 Price/       Price/                    Tangible                   Dividend     Dividend
         Earnings     LTM EPS  LTM Core EPS   Core      Book Value     Book Value      Assets       Yield     Payout Ratio
Ticker     (x)         (x)        (x)         (x)          (%)            (%)           (%)          (%)          (%)
---------------------------------------------------------------------------------------------------------------------------
ATSB      29.81      27.19        62.00       NM         105.73        106.82          11.45         1.29        35.09
CKFB      18.99      15.31        20.36       18.99      115.23        115.23          27.24         2.53       113.95
FFBI      52.60      84.17        41.39       NM         137.45        137.45          12.69         0.00         0.00
FFDF      46.88      18.91        40.18       46.88      146.29        146.29          35.19         1.33        23.11
FTSB      18.15      18.60        18.60       18.15      142.39        142.39          22.51         1.64        36.59
HCFC      19.40      19.01        18.81       19.40      120.39        120.39          23.45         1.93        33.67
KYF       22.07      18.11        18.34       22.07      124.78        124.78          21.24         3.54        64.10
LOGN      15.41      18.82        18.62       14.90      136.24        136.24          26.17         2.24        42.11
MSBF      16.63      18.27        19.79       19.79      157.43        157.43          26.54         1.81        29.95
NSLB      31.25      26.52        26.92       31.25      105.17        105.93          20.76         2.86        75.76
PFFC      45.83      33.67        33.67       45.83      150.27        150.27          28.35         3.03        NM
SFFC      20.14      20.14        20.14       20.14      144.42        144.42          25.49         1.38        27.78



          28.10      26.56        28.24       25.74      132.15        132.30          23.42         1.96        43.83
          21.11      18.96        20.25       19.97      136.85        136.85          24.47         1.87        35.09

          24.84      24.73        25.98       27.67      182.83        190.48          21.45         1.49        49.38
          20.23      20.81        22.11       22.02      161.16        165.08          19.22         1.44        29.46

          18.61      18.90        19.87       20.08      136.44        138.29          19.08         1.09        13.83
          19.35      19.63        19.90       19.35      133.81        133.81          18.13         0.80         8.42

          26.89      26.89        26.89       26.89      136.57        136.57         136.57       136.57       136.57
          23.01      23.01        23.01       23.01      126.12        126.12         126.12       126.12       126.12

          20.83      21.05        21.28       20.83      118.69        118.69          21.57         1.60        16.84

          -1.30%     11.02%        5.09%       4.33%     -13.27%       -13.27%        -11.85%      -14.39%      -52.01%
           2.99%      1.18%       -3.75%      -5.40%     -26.35%       -28.10%         12.26%       11.42%      -42.83%
           7.65%      7.23%        6.93%       7.65%     -11.30%       -11.30%         18.97%      100.00%      100.00%
          -9.45%     -8.50%       -7.50%      -9.45%      -5.89%        -5.89%        -82.90%      -98.73%      -86.65%

                                    Exhibit 3

                       Selected Data on all Public Thrifts

                                                                    Page 1 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
%CAL     California Federal Bank           Private       San Francisco        CA      227       NA            SAIF      Not Avail.
%CCMD    Chevy Chase Bank, FSB             Private       Chevy Chase          MD      128       NA            SAIF      Not Avail.
AABC     Access Anytime Bancorp Inc.       NASDAQ        Clovis               NM      3         08/08/86      SAIF      Regular
ABBK     Abington Bancorp Inc.             NASDAQ        Abington             MA      8         06/10/86       BIF      Regular
ABCL     Alliance Bancorp                  NASDAQ        Hinsdale             IL      14        07/07/92      SAIF      Regular
ABCW     Anchor BanCorp Wisconsin          NASDAQ        Madison              WI      35        07/16/92      SAIF      Regular
AFBC     Advance Financial Bancorp         NASDAQ        Wellsburg            WV      2         01/02/97      SAIF      Regular
AFCB     Affiliated Community Bancorp      NASDAQ        Waltham              MA      12        10/19/95      SAIF      Not Avail.
AFED     AFSALA Bancorp Inc.               NASDAQ        Amsterdam            NY      6         10/01/96      SAIF      Regular
AHCI     Ambanc Holding Co.                NASDAQ        Amsterdam            NY      12        12/27/95       BIF      Regular
AHM      H.F. Ahmanson & Co.               NYSE          Irwindale            CA      462       10/25/72      SAIF      Regular
ALBC     Albion Banc Corp.                 NASDAQ        Albion               NY      2         07/26/93      SAIF      Regular
ALBK     ALBANK Financial Corp.            NASDAQ        Albany               NY      109       04/01/92      SAIF      Regular
ALLB     Alliance Bank (MHC)               NASDAQ        Broomall             PA      7         03/03/95      SAIF      Mutual HC
AMFC     AMB Financial Corp.               NASDAQ        Munster              IN      4         04/01/96      SAIF      Regular
ANA      Acadiana Bancshares Inc.          AMSE          Lafayette            LA      5         07/16/96      SAIF      Regular
ANDB     Andover Bancorp Inc.              NASDAQ        Andover              MA      12        05/08/86       BIF      Regular
ANE      Alliance Bncp of New England      AMSE          Vernon               CT      7         12/19/86       BIF      Regular
ASBI     Ameriana Bancorp                  NASDAQ        New Castle           IN      9         03/02/87      SAIF      Regular
ASBP     ASB Financial Corp.               NASDAQ        Portsmouth           OH      1         05/11/95      SAIF      Regular
ASFC     Astoria Financial Corp.           NASDAQ        Lake Success         NY      61        11/18/93      SAIF      Regular
ATSB     AmTrust Capital Corp.             NASDAQ        Peru                 IN      2         03/28/95      SAIF      Regular
AVND     Avondale Financial Corp.          NASDAQ        Chicago              IL      5         04/07/95      SAIF      Regular
BANC     BankAtlantic Bancorp Inc.         NASDAQ        Fort Lauderdale      FL      65        11/29/83      SAIF      Regular
BDJI     First Federal Bancorp.            NASDAQ        Bemidji              MN      5         04/04/95      SAIF      Regular
BFD      BostonFed Bancorp Inc.            AMSE          Burlington           MA      10        10/24/95      SAIF      Regular
BFFC     Big Foot Financial Corp.          NASDAQ        Long Grove           IL      3         12/20/96      SAIF      Regular
BFSB     Bedford Bancshares Inc.           NASDAQ        Bedford              VA      3         08/22/94      SAIF      Regular
BKC      American Bank of Connecticut      AMSE          Waterbury            CT      14        12/01/81       BIF      Regular
BKCT     Bancorp Connecticut Inc.          NASDAQ        Southington          CT      3         07/03/86       BIF      Regular
BKUNA    BankUnited Financial Corp.        NASDAQ        Coral Gables         FL      18        12/11/85      SAIF      Regular
BNKU     Bank United Corp.                 NASDAQ        Houston              TX      80        08/09/96      SAIF      Not Avail.
BPLS     Bank Plus Corp.                   NASDAQ        Los Angeles          CA      38        NA            SAIF      Not Avail.
BRKL     Brookline Bancorp (MHC)           NASDAQ        Brookline            MA      5         03/25/98       BIF      Mutual HC
BTHL     Bethel Bancorp                    NASDAQ        Portland             ME      8         08/19/87       BIF      Regular
BVCC     Bay View Capital Corp.            NASDAQ        San Mateo            CA      63        05/09/86      SAIF      Regular
BWFC     Bank West Financial Corp.         NASDAQ        Grand Rapids         MI      3         03/30/95      SAIF      Regular
BYFC     Broadway Financial Corp.          NASDAQ        Los Angeles          CA      3         01/09/96      SAIF      Regular
BYS      Bay State Bancorp                 AMSE          Brookline            MA      5         03/30/98      SAIF      Regular
CAFI     Camco Financial Corp.             NASDAQ        Cambridge            OH      13        NA            SAIF      Not Avail.
CAPS     Capital Savings Bancorp Inc.      NASDAQ        Jefferson City       MO      8         12/29/93      SAIF      Regular
CASB     Cascade Financial Corp.           NASDAQ        Everett              WA      11        09/16/92      SAIF      Regular
CASH     First Midwest Financial Inc.      NASDAQ        Storm Lake           IA      13        09/20/93      SAIF      Regular
CATB     Catskill Financial Corp.          NASDAQ        Catskill             NY      4         04/18/96       BIF      Regular
CAVB     Cavalry Bancorp Inc.              NASDAQ        Murfreesboro         TN      9         NA            SAIF      Regular
CBCI     Calumet Bancorp Inc.              NASDAQ        Dolton               IL      5         02/20/92      SAIF      Regular
CBES     CBES Bancorp Inc.                 NASDAQ        Excelsior Springs    MO      2         09/30/96      SAIF      Regular
CBK      Citizens First Financial Corp.    AMSE          Bloomington          IL      6         05/01/96      SAIF      Regular
CBSA     Coastal Bancorp Inc.              NASDAQ        Houston              TX      37        NA            SAIF      Not Avail.
CBSB     Charter Financial Inc.            NASDAQ        Sparta               IL      8         12/29/95      SAIF      Not Avail.
CCFH     CCF Holding Co.                   NASDAQ        Jonesboro            GA      5         07/12/95      SAIF      Regular
CEBK     Central Co-operative Bank         NASDAQ        Somerville           MA      8         10/24/86       BIF      Regular
CENB     Century Bancorp Inc.              NASDAQ        Thomasville          NC      1         12/23/96      SAIF      Regular
CENF     CENFED Financial Corp.            NASDAQ        Pasadena             CA      18        10/25/91      SAIF      Regular
CFB      Commercial Federal Corp.          NYSE          Omaha                NE      164       12/31/84      SAIF      Regular
CFBC     Community First Banking Co.       NASDAQ        Carrollton           GA      12        07/01/97      SAIF      Regular
CFCP     Coastal Financial Corp.           NASDAQ        Myrtle Beach         SC      11        09/26/90      SAIF      Regular
CFFC     Community Financial Corp.         NASDAQ        Staunton             VA      4         03/30/88      SAIF      Regular
CFNC     Carolina Fincorp Inc.             NASDAQ        Rockingham           NC      4         11/25/96      SAIF      Regular
CFSB     CFSB Bancorp Inc.                 NASDAQ        Lansing              MI      17        06/22/90      SAIF      Regular
CFTP     Community Federal Bancorp         NASDAQ        Tupelo               MS      2         03/26/96      SAIF      Regular
CFX      CFX Corp.                         AMSE          Keene                NH      43        02/12/87       BIF      Regular
CIBI     Community Investors Bancorp       NASDAQ        Bucyrus              OH      3         02/07/95      SAIF      Regular
CKFB     CKF Bancorp Inc.                  NASDAQ        Danville             KY      1         01/04/95      SAIF      Regular

                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
%CAL               30,876,530           124              66.94            53.96             34.85
%CCMD               6,160,256            55              44.30            81.08              7.74
AABC                  107,213            61              55.03            90.86              0.00
ABBK                  531,986           103              62.61            61.08             31.19
ABCL                1,363,825            94              70.63            74.98             13.48
ABCW                1,941,180           115              80.31            69.84             22.66
AFBC                  108,032           117              87.64            75.19              9.01
AFCB                1,155,048            98              61.96            63.12             26.37
AFED                  160,408            57              48.16            84.84              1.13
AHCI                  510,444            86              55.82            65.29             21.85
AHM                46,678,752            96              66.11            69.13             23.20
ALBC                   71,719            97              74.31            76.56             12.83
ALBK                4,083,097            82              69.95            85.32              2.18
ALLB                  260,464            74              59.12            80.17              8.16
AMFC                  100,003           108              77.50            71.78             12.00
ANA                   277,066           111              77.82            69.81             13.22
ANDB                1,322,745           104              74.42            71.59             19.56
ANE                   247,129            71              63.71            89.72              2.32
ASBI                  390,868            92              75.61            82.44              4.10
ASBP                  113,176            86              69.06            80.24              2.89
ASFC               10,528,393            70              41.27            59.09             31.09
ATSB                   69,106           105              70.11            66.89             21.51
AVND                  542,196            62              45.42            73.24             16.75
BANC                3,064,480           119              68.57            57.55             30.54
BDJI                  118,838            66              46.94            71.00             16.38
BFD                   974,680           130              82.91            63.59             27.05
BFFC                  216,260            82              46.51            56.77             23.44
BFSB                  136,908           115              86.48            75.52              9.50
BKC                   639,013            80              57.59            71.94             18.21
BKCT                  443,025            83              58.85            71.23             17.15
BKUNA               3,028,776           185              88.35            47.68             42.64
BNKU               12,523,459           183              77.50            42.24             47.39
BPLS                4,167,806            99              68.96            69.38             25.47
BRKL                  666,988            99              72.07            72.57              9.08
BTHL                  218,187           115              77.14            67.20             22.23
BVCC                3,246,476           144              74.28            51.66             41.77
BWFC                  169,577           109              70.16            64.60             21.23
BYFC                  124,740            98              83.95            86.04              2.00
BYS                   233,074           106              89.56            84.55              6.22
CAFI                  520,582           117              86.02            73.42             15.43
CAPS                  242,208           116              81.36            70.29             18.99
CASB                  422,530           121              85.95            71.02             19.41
CASH                  407,592            98              62.63            63.63             24.57
CATB                  294,656            63              43.10            68.60              5.63
CAVB                  282,129            89              78.20            88.00              0.00
CBCI                  486,626           110              78.72            71.61              9.26
CBES                  111,127           125              90.19            72.08             11.02
CBK                   273,600           117              85.05            72.60             12.41
CBSA                2,911,410            92              43.58            47.23             47.48
CBSB                  382,384           105              74.67            71.12             12.62
CCFH                  125,025           108              79.22            73.13             14.81
CEBK                  367,096            96              72.38            75.50             13.88
CENB                  102,281            94              65.07            69.17              0.00
CENF                2,209,038            99              69.84            70.22             22.89
CFB                 7,189,342           126              74.49            59.10             32.53
CFBC                  394,570            94              75.08            79.84              1.72
CFCP                  563,866           123              75.09            60.96             31.88
CFFC                  182,879           122              88.50            72.70             12.58
CFNC                  114,660            95              72.01            75.94              0.00
CFSB                  852,888           135              89.05            65.94             24.94
CFTP                  228,656           100              58.44            58.56             12.11
CFX                 2,873,767           107              72.12            67.58             22.70
CIBI                   95,876           109              85.32            78.48              9.30
CKFB                   62,865           130              89.11            68.80              8.29

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 2 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
CLAS     Classic Bancshares Inc.           NASDAQ        Ashland              KY      3         12/29/95      SAIF      Regular
CMRN     Cameron Financial Corp            NASDAQ        Cameron              MO      4         04/03/95      SAIF      Regular
CMSB     Commonwealth Bancorp Inc.         NASDAQ        Norristown           PA      56        06/17/96      SAIF      Not Avail.
CMSV     Community Savings Bnkshrs(MHC)    NASDAQ        North Palm Beach     FL      21        10/24/94      SAIF      Mutual HC
CNIT     CENIT Bancorp Inc.                NASDAQ        Norfolk              VA      20        08/06/92      SAIF      Regular
CNSB     CNS Bancorp Inc.                  NASDAQ        Jefferson City       MO      5         06/12/96      SAIF      Regular
CNY      Carver Bancorp Inc.               AMSE          New York             NY      7         10/25/94      SAIF      Regular
COFI     Charter One Financial             NASDAQ        Cleveland            OH      220       01/22/88      SAIF      Regular
CONE     Conestoga Bancorp, Inc.           NASDAQ        Roslyn               NY      8         03/30/94      SAIF      Regular
COOP     Cooperative Bankshares Inc.       NASDAQ        Wilmington           NC      16        08/21/91      SAIF      Regular
CRSB     Crusader Holding Corp.            NASDAQ        Philadelphia         PA      2         NA            SAIF      Not Avail.
CRZY     Crazy Woman Creek Bancorp         NASDAQ        Buffalo              WY      1         03/29/96      SAIF      Regular
CSBF     CSB Financial Group Inc.          NASDAQ        Centralia            IL      2         10/09/95      SAIF      Regular
CTZN     CitFed Bancorp Inc.               NASDAQ        Dayton               OH      36        01/23/92      SAIF      Regular
CVAL     Chester Valley Bancorp Inc.       NASDAQ        Downingtown          PA      7         03/27/87      SAIF      Regular
DCBI     Delphos Citizens Bancorp Inc.     NASDAQ        Delphos              OH      1         11/21/96      SAIF      Regular
DIBK     Dime Financial Corp.              NASDAQ        Wallingford          CT      11        07/09/86       BIF      Regular
DIME     Dime Community Bancorp Inc.       NASDAQ        Brooklyn             NY      15        06/26/96       BIF      Regular
DME      Dime Bancorp Inc.                 NYSE          New York             NY      91        08/19/86       BIF      Regular
DNFC     D & N Financial Corp.             NASDAQ        Hancock              MI      36        02/13/85      SAIF      Regular
DSL      Downey Financial Corp.            NYSE          Newport Beach        CA      86        01/01/71      SAIF      Not Avail.
EBI      Equality Bancorp Inc.             AMSE          St. Louis            MO      3         12/02/97      SAIF      Mutual HC
EBSI     Eagle Bancshares                  NASDAQ        Tucker               GA      14        04/01/86      SAIF      Regular
EFBC     Empire Federal Bancorp Inc.       NASDAQ        Livingston           MT      3         01/27/97      SAIF      Regular
EFBI     Enterprise Federal Bancorp        NASDAQ        West Chester         OH      7         10/17/94      SAIF      Regular
EGFC     Eagle Financial Corp.             NASDAQ        Bristol              CT      30        02/03/87      SAIF      Regular
EGLB     Eagle BancGroup Inc.              NASDAQ        Bloomington          IL      3         07/01/96      SAIF      Regular
EMLD     Emerald Financial Corp.           NASDAQ        Strongsville         OH      14        10/05/93      SAIF      Regular
EQSB     Equitable Federal Savings Bank    NASDAQ        Wheaton              MD      4         09/10/93      SAIF      Supervisory
ESBK     Elmira Savings Bank (The)         NASDAQ        Elmira               NY      6         03/01/85       BIF      Regular
ESX      Essex Bancorp Inc.                AMSE          Norfolk              VA      4         07/18/90      SAIF      Not Avail.
ETFS     East Texas Financial Services     NASDAQ        Tyler                TX      2         01/10/95      SAIF      Regular
FAB      FIRSTFED AMERICA BANCORP INC.     AMSE          Swansea              MA      13        01/15/97      SAIF      Regular
FBBC     First Bell Bancorp Inc.           NASDAQ        Pittsburgh           PA      7         06/29/95      SAIF      Regular
FBCI     Fidelity Bancorp Inc.             NASDAQ        Chicago              IL      5         12/15/93      SAIF      Regular
FBCV     1ST Bancorp                       NASDAQ        Vincennes            IN      2         04/07/87      SAIF      Regular
FBER     1st Bergen Bancorp                NASDAQ        Wood-Ridge           NJ      4         04/01/96      SAIF      Regular
FBHC     Fort Bend Holding Corp.           NASDAQ        Rosenberg            TX      6         06/30/93      SAIF      Regular
FBNW     FirstBank Corp.                   NASDAQ        Lewiston             ID      6         07/02/97      SAIF      Regular
FBSI     First Bancshares Inc.             NASDAQ        Mountain Grove       MO      8         12/22/93      SAIF      Regular
FCB      Falmouth Bancorp Inc.             AMSE          Falmouth             MA      3         03/28/96       BIF      Regular
FCBF     FCB Financial Corp.               NASDAQ        Oshkosh              WI      13        09/24/93      SAIF      Regular
FCME     First Coastal Corp.               NASDAQ        Westbrook            ME      7         NA             BIF      Not Avail.
FDEF     First Defiance Financial          NASDAQ        Defiance             OH      10        10/02/95      SAIF      Not Avail.
FED      FirstFed Financial Corp.          NYSE          Santa Monica         CA      24        12/16/83      SAIF      Regular
FESX     First Essex Bancorp Inc.          NASDAQ        Andover              MA      15        08/04/87       BIF      Regular
FFBA     First Colorado Bancorp Inc.       NASDAQ        Lakewood             CO      27        01/02/96      SAIF      Not Avail.
FFBH     First Federal Bancshares of AR    NASDAQ        Harrison             AR      14        05/03/96      SAIF      Regular
FFBI     First Financial Bancorp Inc.      NASDAQ        Belvidere            IL      2         10/04/93      SAIF      Regular
FFBS     FFBS BanCorp Inc.                 NASDAQ        Columbus             MS      3         07/01/93      SAIF      Regular
FFBZ     First Federal Bancorp Inc.        NASDAQ        Zanesville           OH      6         07/13/92      SAIF      Regular
FFCH     First Financial Holdings Inc.     NASDAQ        Charleston           SC      34        11/10/83      SAIF      Regular
FFDB     FirstFed Bancorp Inc.             NASDAQ        Bessemer             AL      8         11/19/91      SAIF      Regular
FFDF     FFD Financial Corp.               NASDAQ        Dover                OH      1         04/03/96      SAIF      Regular
FFED     Fidelity Federal Bancorp          NASDAQ        Evansville           IN      4         08/31/87      SAIF      Regular
FFES     First Federal of East Hartford    NASDAQ        East Hartford        CT      12        06/23/87      SAIF      Regular
FFFD     North Central Bancshares Inc.     NASDAQ        Fort Dodge           IA      7         03/21/96      SAIF      Not Avail.
FFFL     Fidelity Bankshares Inc. (MHC)    NASDAQ        West Palm Beach      FL      21        01/07/94      SAIF      Mutual HC
FFHH     FSF Financial Corp.               NASDAQ        Hutchinson           MN      11        10/07/94      SAIF      Regular
FFHS     First Franklin Corp.              NASDAQ        Cincinnati           OH      7         01/26/88      SAIF      Regular
FFIC     Flushing Financial Corp.          NASDAQ        Flushing             NY      7         11/21/95       BIF      Regular
FFKY     First Federal Financial Corp.     NASDAQ        Elizabethtown        KY      8         07/15/87      SAIF      Regular
FFLC     FFLC Bancorp Inc.                 NASDAQ        Leesburg             FL      9         01/04/94      SAIF      Regular
FFOH     Fidelity Financial of Ohio        NASDAQ        Cincinnati           OH      12        03/04/96      SAIF      Not Avail.


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
CLAS                  132,793            90              67.70            75.09              8.71
CMRN                  211,253           138              85.48            62.04             15.27
CMSB                2,268,595            84              57.58            68.45             20.24
CMSV                  720,133            83              63.10            76.47             10.43
CNIT                  718,083            97              68.72            70.70             21.90
CNSB                   97,891            92              68.40            74.45              0.61
CNY                   415,767            92              59.60            64.73             26.37
COFI               19,760,265           125              64.86            51.72             38.95
CONE                  494,348            29              23.21            80.86              2.02
COOP                  369,121           100              77.91            78.21             13.61
CRSB                  161,328            NA              NA               87.19              6.68
CRZY                   60,774            95              47.73            50.20             25.42
CSBF                   47,602            75              57.23            76.21              0.00
CTZN                3,460,297            98              52.27            53.53             39.19
CVAL                  325,643           100              82.28            81.88              7.73
DCBI                  107,747           111              80.27            72.34              0.00
DIBK                  958,503            46              39.02            85.25              6.05
DIME                1,488,074            83              57.11            69.03             16.14
DME                21,848,000           107              67.86            63.38             28.03
DNFC                1,815,315           126              72.25            57.46             34.13
DSL                 5,835,825           110              91.66            83.45              8.29
EBI                   229,280            95              48.48            50.87             37.07
EBSI                  934,458           113              72.80            64.69             24.69
EFBC                  109,801            69              41.82            60.89              0.64
EFBI                  301,261           133              65.06            48.80             39.83
EGFC                2,157,171            83              52.56            63.52             26.12
EGLB                  171,134            94              72.07            76.81             10.52
EMLD                  603,965            90              77.94            86.21              4.66
EQSB                  321,687            89              69.16            77.38             16.79
ESBK                  230,981            85              77.60            91.80              1.08
ESX                   191,886           109              85.65            78.67             12.39
ETFS                  120,093            66              50.40            75.82              6.26
FAB                 1,159,508           127              77.37            60.85             25.75
FBBC                  675,684           117              85.86            73.27             13.32
FBCI                  489,673           119              80.36            67.38             19.87
FBCV                  255,927           140              73.90            52.62             37.28
FBER                  290,435            60              45.06            74.86             10.79
FBHC                  302,728            62              52.18            84.47              5.28
FBNW                  183,292           130              78.87            60.79             21.22
FBSI                  161,527           115              85.85            74.79             10.56
FCB                    97,564            83              61.57            74.21              1.09
FCBF                  519,911           127              77.30            60.78             22.43
FCME                  146,400            94              73.59            78.55             11.13
FDEF                  579,698           112              76.69            68.19             12.36
FED                 4,160,115           166              77.63            46.72             46.67
FESX                1,197,459            97              60.02            62.16             28.69
FFBA                1,555,274            99              75.18            76.00              8.16
FFBH                  549,607            97              79.17            82.04              2.18
FFBI                   82,682            81              66.52            81.70              8.10
FFBS                  134,952            91              71.00            78.35              3.41
FFBZ                  208,840           144              87.14            60.68             30.83
FFCH                1,793,325           128              80.57            62.86             29.13
FFDB                  178,792            76              68.05            89.68              0.00
FFDF                   92,364           110              69.80            63.63             10.86
FFED                  215,821           110              82.24            74.93             16.79
FFES                  982,747            34              19.80            58.60             34.12
FFFD                  221,954           137              87.14            63.58             12.86
FFFL                1,045,692            98              73.78            75.66             13.70
FFHH                  402,850           130              68.38            52.79             35.68
FFHS                  230,504            76              66.71            87.72              2.37
FFIC                1,088,476            93              55.57            60.07             26.38
FFKY                  388,329           119              89.05            74.77             10.68
FFLC                  400,237           101              79.21            78.80              7.50
FFOH                  535,100           102              81.95            80.74              6.40

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 3 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
FFPB     First Palm Beach Bancorp Inc.     NASDAQ        West Palm Beach      FL      48        09/29/93      SAIF      Regular
FFSL     First Independence Corp.          NASDAQ        Independence         KS      2         10/08/93      SAIF      Regular
FFSX     First Fed SB of Siouxland(MHC)    NASDAQ        Sioux City           IA      13        07/13/92      SAIF      Mutual HC
FFWC     FFW Corp.                         NASDAQ        Wabash               IN      4         04/05/93      SAIF      Regular
FFWD     Wood Bancorp Inc.                 NASDAQ        Bowling Green        OH      7         08/31/93      SAIF      Regular
FFYF     FFY Financial Corp.               NASDAQ        Youngstown           OH      10        06/28/93      SAIF      Regular
FGHC     First Georgia Holding Inc.        NASDAQ        Brunswick            GA      7         02/11/87      SAIF      Regular
FIBC     Financial Bancorp Inc.            NASDAQ        Long Island City     NY      5         08/17/94      SAIF      Regular
FISB     First Indiana Corp.               NASDAQ        Indianapolis         IN      26        08/02/83      SAIF      Regular
FKFS     First Keystone Financial          NASDAQ        Media                PA      6         01/26/95      SAIF      Regular
FKKY     Frankfort First Bancorp Inc.      NASDAQ        Frankfort            KY      3         07/10/95      SAIF      Regular
FLAG     FLAG Financial Corp.              NASDAQ        LaGrange             GA      4         12/11/86      SAIF      Regular
FLFC     First Liberty Financial Corp.     NASDAQ        Macon                GA      31        12/06/83      SAIF      Regular
FLGS     Flagstar Bancorp Inc.             NASDAQ        Bloomfield Hills     MI      19        NA            SAIF      Not Avail.
FLKY     First Lancaster Bancshares        NASDAQ        Lancaster            KY      1         07/01/96      SAIF      Regular
FMBD     First Mutual Bancorp Inc.         NASDAQ        Decatur              IL      14        07/05/95      SAIF      Regular
FMCO     FMS Financial Corp.               NASDAQ        Burlington           NJ      21        12/14/88      SAIF      Regular
FMSB     First Mutual Savings Bank         NASDAQ        Bellevue             WA      8         12/17/85       BIF      Regular
FNGB     First Northern Capital Corp.      NASDAQ        Green Bay            WI      19        12/29/83      SAIF      Regular
FOBC     Fed One Bancorp                   NASDAQ        Wheeling             WV      12        01/19/95      SAIF      Not Avail.
FPRY     First Financial Bancorp           NASDAQ        Tallahassee          FL      6         03/29/88      SAIF      Regular
FSBI     Fidelity Bancorp Inc.             NASDAQ        Pittsburgh           PA      8         06/24/88      SAIF      Regular
FSFF     First SecurityFed Financial       NASDAQ        Chicago              IL      5         10/31/97      SAIF      Regular
FSLA     First Savings Bank (MHC)          NASDAQ        Woodbridge           NJ      17        07/10/92      SAIF      Mutual HC
FSNJ     Bayonne Bancshares Inc.           NASDAQ        Bayonne              NJ      4         08/22/97      SAIF      Not Avail.
FSPG     First Home Bancorp Inc.           NASDAQ        Pennsville           NJ      10        04/20/87      SAIF      Regular
FSPT     FirstSpartan Financial Corp.      NASDAQ        Spartanburg          SC      7         07/09/97      SAIF      Regular
FSSB     First FS&LA of San Bernardino     NASDAQ        San Bernardino       CA      4         02/02/93      SAIF      Regular
FSTC     First Citizens Corp.              NASDAQ        Newnan               GA      9         03/01/86      SAIF      Regular
FTF      Texarkana First Financial Corp    AMSE          Texarkana            AR      5         07/07/95      SAIF      Regular
FTFC     First Federal Capital Corp.       NASDAQ        La Crosse            WI      50        11/02/89      SAIF      Regular
FTNB     Fulton Bancorp Inc.               NASDAQ        Fulton               MO      2         10/18/96      SAIF      Regular
FTSB     Fort Thomas Financial Corp.       NASDAQ        Fort Thomas          KY      2         06/28/95      SAIF      Regular
FWWB     First SB of Washington Bancorp    NASDAQ        Walla Walla          WA      20        11/01/95      SAIF      Regular
GAF      GA Financial Inc.                 AMSE          Pittsburgh           PA      13        03/26/96      SAIF      Regular
GDW      Golden West Financial             NYSE          Oakland              CA      250       05/29/59      SAIF      Not Avail.
GFCO     Glenway Financial Corp.           NASDAQ        Cincinnati           OH      5         11/30/90      SAIF      Regular
GFED     Guaranty Federal Bcshs Inc.       NASDAQ        Springfield          MO      5         12/31/97      SAIF      Mutual HC
GLMR     Gilmer Financial Svcs, Inc.       NASDAQ        Gilmer               TX      1         02/09/95      SAIF      Regular
GOSB     GSB Financial Corp.               NASDAQ        Goshen               NY      2         07/09/97       BIF      Regular
GPT      GreenPoint Financial Corp.        NYSE          New York             NY      74        01/28/94       BIF      Regular
GSB      Golden State Bancorp Inc.         NYSE          Glendale             CA      181       10/01/83      SAIF      Regular
GSBC     Great Southern Bancorp Inc.       NASDAQ        Springfield          MO      25        12/14/89      SAIF      Regular
GSFC     Green Street Financial Corp.      NASDAQ        Fayetteville         NC      3         04/04/96      SAIF      Regular
GSLA     GS Financial Corp.                NASDAQ        Metairie             LA      3         04/01/97      SAIF      Regular
GTPS     Great American Bancorp            NASDAQ        Champaign            IL      3         06/30/95      SAIF      Regular
GUPB     GFSB Bancorp Inc.                 NASDAQ        Gallup               NM      1         06/30/95      SAIF      Regular
HALL     Hallmark Capital Corp.            NASDAQ        West Allis           WI      3         01/03/94      SAIF      Regular
HARBD    Harbor Florida Bancshares Inc.    NASDAQ        Fort Pierce          FL      24        03/19/98      SAIF      Not Avail.
HARL     Harleysville Savings Bank         NASDAQ        Harleysville         PA      4         08/04/87      SAIF      Regular
HARS     Harris Financial Inc. (MHC)       NASDAQ        Harrisburg           PA      34        01/25/94      SAIF      Mutual HC
HAVN     Haven Bancorp Inc.                NASDAQ        Woodhaven            NY      40        09/23/93      SAIF      Regular
HBBI     Home Building Bancorp             NASDAQ        Washington           IN      2         02/08/95      SAIF      Regular
HBEI     Home Bancorp of Elgin Inc.        NASDAQ        Elgin                IL      4         09/27/96      SAIF      Regular
HBFW     Home Bancorp                      NASDAQ        Fort Wayne           IN      9         03/30/95      SAIF      Regular
HBNK     Highland Bancorp Inc.             NASDAQ        Burbank              CA      7         NA            SAIF      Not Avail.
HBS      Haywood Bancshares Inc.           AMSE          Waynesville          NC      4         12/18/87       BIF      Not Avail.
HCBB     HCB Bancshares Inc.               NASDAQ        Camden               AR      7         05/07/97      SAIF      Regular
HCBC     High Country Bancorp Inc.         NASDAQ        Salida               CO      3         12/10/97      SAIF      Regular
HCFC     Home City Financial Corp.         NASDAQ        Springfield          OH      1         12/30/96      SAIF      Regular
HEMT     HF Bancorp Inc.                   NASDAQ        Hemet                CA      19        06/30/95      SAIF      Regular
HFBC     HopFed Bancorp Inc.               NASDAQ        Hopkinsville         KY      5         02/09/98      SAIF      Regular
HFFB     Harrodsburg First Fin Bancorp     NASDAQ        Harrodsburg          KY      2         10/04/95      SAIF      Regular
HFFC     HF Financial Corp.                NASDAQ        Sioux Falls          SD      19        04/08/92      SAIF      Regular


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
FFPB                1,821,077            93              63.81            68.59             23.61
FFSL                  113,669           108              72.19            66.97             22.31
FFSX                  458,940           105              74.86            71.59             18.30
FFWC                  191,298           111              67.41            60.63             27.54
FFWD                  166,546           108              82.40            76.41             10.11
FFYF                  614,749           103              75.73            73.83             11.39
FGHC                  166,386           109              87.35            80.40             10.04
FIBC                  308,248            73              51.95            71.25             18.42
FISB                1,613,405           124              84.97            68.65             20.65
FKFS                  378,527            86              52.24            60.86             26.62
FKKY                  132,809           150              93.58            62.57             19.44
FLAG                  247,985            95              69.23            72.85             16.82
FLFC                1,275,398            96              70.84            73.60             17.72
FLGS                1,901,084           150              87.36            58.38             25.37
FLKY                   49,880           194              89.75            46.27             23.83
FMBD                  391,439            97              79.38            81.76              3.19
FMCO                  628,403            63              48.69            77.89             15.04
FMSB                  445,762            98              81.92            83.64              7.68
FNGB                  667,696           124              89.69            72.16             15.47
FOBC                  366,776            65              45.70            70.59             17.75
FPRY                  240,379            89              77.63            87.36              5.41
FSBI                  393,076            76              49.20            64.33             25.07
FSFF                  315,849            90              59.55            66.52              3.17
FSLA                1,049,316            73              56.67            77.79             11.34
FSNJ                  610,639            56              38.51            69.23             13.98
FSPG                  537,798            86              52.05            60.63             31.95
FSPT                  495,319           112              80.67            72.29              0.00
FSSB                  103,674            75              71.56            95.05              0.00
FSTC                  352,233            88              76.16            86.29              2.93
FTF                   180,259           103              82.23            79.79              3.59
FTFC                1,544,294           109              80.76            74.24             17.86
FTNB                  107,988           129              82.19            63.80             11.54
FTSB                   99,873           128              91.66            71.68             11.31
FWWB                1,136,693           132              67.61            51.23             33.72
GAF                   783,948            67              39.27            58.95             25.29
GDW                39,590,271           139              84.60            60.90             30.49
GFCO                  304,621           114              84.64            74.52             14.24
GFED                  230,616           122              76.06            62.27              6.56
GLMR                   42,171            81              56.24            69.02             20.27
GOSB                  115,884            84              59.22            70.28              0.00
GPT                13,083,518            81              68.10            83.87              2.34
GSB                16,029,116           125              74.18            59.54             32.08
GSBC                  750,458           138              85.11            61.89             28.89
GSFC                  179,700           114              72.61            63.63              0.00
GSLA                  131,396            95              41.09            43.24             12.30
GTPS                  141,976           100              79.11            78.88              0.00
GUPB                  114,745           100              55.33            55.12             31.43
HALL                  413,511           110              69.83            63.63             27.95
HARBD               1,128,942            94              77.24            81.99              8.01
HARL                  347,882            90              71.95            79.79             12.35
HARS                2,201,304            80              41.52            52.07             38.79
HAVN                1,974,890            84              58.27            69.12             22.37
HBBI                   42,430            90              68.17            75.61              9.43
HBEI                  352,595           121              85.01            70.40              1.42
HBFW                  350,038            98              84.49            86.51              0.00
HBNK                  549,638           120              79.34            66.17             24.56
HBS                   153,480            97              74.86            77.32              6.84
HCBB                  204,944            71              51.73            72.44              7.86
HCBC                   87,130           123              80.10            65.10             13.15
HCFC                   71,854           122              87.66            71.94              7.95
HEMT                1,063,267            70              56.24            80.47             10.35
HFBC                  202,009            56              49.95            89.48              0.00
HFFB                  108,908           106              76.37            71.85              0.00
HFFC                  580,668           100              76.30            76.57             11.31

                                    Exhibit 3
                       Selected Data on all Public Thrifts


                                                                    Page 4 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
HFGI     Harrington Financial Group        NASDAQ        Richmond             IN      5         NA            SAIF      Not Avail.
HFNC     HFNC Financial Corp.              NASDAQ        Charlotte            NC      10        12/29/95      SAIF      Regular
HFSA     Hardin Bancorp Inc.               NASDAQ        Hardin               MO      3         09/29/95      SAIF      Regular
HFWA     Heritage Financial Corp.          NASDAQ        Olympia              WA      10        01/09/98      SAIF      Mutual HC
HHFC     Harvest Home Financial Corp.      NASDAQ        Cheviot              OH      3         10/10/94      SAIF      Regular
HIFS     Hingham Instit. for Savings       NASDAQ        Hingham              MA      5         12/20/88       BIF      Regular
HLFC     Home Loan Financial Corp.         NASDAQ        Coshocton            OH      2         03/26/98      SAIF      Regular
HMLK     Hemlock Federal Financial Corp    NASDAQ        Oak Forest           IL      3         04/02/97      SAIF      Regular
HMNF     HMN Financial Inc.                NASDAQ        Spring Valley        MN      10        06/30/94      SAIF      Regular
HOMF     Home Federal Bancorp              NASDAQ        Seymour              IN      16        01/23/88      SAIF      Regular
HPBC     Home Port Bancorp Inc.            NASDAQ        Nantucket            MA      2         08/25/88       BIF      Regular
HRBF     Harbor Federal Bancorp Inc.       NASDAQ        Baltimore            MD      9         08/12/94      SAIF      Regular
HRZB     Horizon Financial Corp.           NASDAQ        Bellingham           WA      12        08/01/86       BIF      Regular
HTHR     Hawthorne Financial Corp.         NASDAQ        El Segundo           CA      6         NA            SAIF      Not Avail.
HWEN     Home Financial Bancorp            NASDAQ        Spencer              IN      1         07/02/96      SAIF      Regular
HZFS     Horizon Financial Svcs Corp.      NASDAQ        Oskaloosa            IA      3         06/30/94      SAIF      Regular
IBSF     IBS Financial Corp.               NASDAQ        Cherry Hill          NJ      10        10/13/94      SAIF      Regular
ICBC     Independence Comm. Bank Corp.     NASDAQ        Brooklyn             NY      34        03/17/98      SAIF      Regular
IFSB     Independence Federal Svgs Bank    NASDAQ        Washington           DC      2         06/06/85      SAIF      Regular
INBI     Industrial Bancorp Inc.           NASDAQ        Bellevue             OH      10        08/01/95      SAIF      Regular
INCB     Indiana Community Bank SB         NASDAQ        Lebanon              IN      4         12/15/94      SAIF      Regular
IPSW     Ipswich Savings Bank              NASDAQ        Ipswich              MA      6         05/26/93       BIF      Regular
ITLA     ITLA Capital Corp.                NASDAQ        La Jolla             CA      6         10/24/95       BIF      Not Avail.
IWBK     InterWest Bancorp Inc.            NASDAQ        Oak Harbor           WA      42        NA            SAIF      Not Avail.
JOAC     Joachim Bancorp Inc.              NASDAQ        De Soto              MO      1         12/28/95      SAIF      Regular
JSB      JSB Financial Inc.                NYSE          Lynbrook             NY      13        06/27/90       BIF      Regular
JSBA     Jefferson Savings Bancorp         NASDAQ        Ballwin              MO      31        04/08/93      SAIF      Regular
JXSB     Jacksonville Savings Bk (MHC)     NASDAQ        Jacksonville         IL      5         04/21/95      SAIF      Mutual HC
JXVL     Jacksonville Bancorp Inc.         NASDAQ        Jacksonville         TX      7         04/01/96      SAIF      Not Avail.
KFBI     Klamath First Bancorp             NASDAQ        Klamath Falls        OR      33        10/05/95      SAIF      Regular
KNK      Kankakee Bancorp Inc.             AMSE          Kankakee             IL      9         01/06/93      SAIF      Regular
KSAV     KS Bancorp Inc.                   NASDAQ        Kenly                NC      5         12/30/93      SAIF      Regular
KSBK     KSB Bancorp Inc.                  NASDAQ        Kingfield            ME      8         06/24/93       BIF      Regular
KYF      Kentucky First Bancorp Inc.       AMSE          Cynthiana            KY      2         08/29/95      SAIF      Regular
LARK     Landmark Bancshares Inc.          NASDAQ        Dodge City           KS      5         03/28/94      SAIF      Regular
LARL     Laurel Capital Group Inc.         NASDAQ        Allison Park         PA      6         02/20/87      SAIF      Regular
LFBI     Little Falls Bancorp Inc.         NASDAQ        Little Falls         NJ      6         01/05/96      SAIF      Regular
LFCO     Life Financial Corp.              NASDAQ        Riverside            CA      2         NA            SAIF      Not Avail.
LFED     Leeds Federal Bankshares (MHC)    NASDAQ        Baltimore            MD      1         05/02/94      SAIF      Mutual HC
LISB     Long Island Bancorp Inc.          NASDAQ        Melville             NY      35        04/18/94      SAIF      Regular
LOGN     Logansport Financial Corp.        NASDAQ        Logansport           IN      1         06/14/95      SAIF      Regular
LONF     London Financial Corp.            NASDAQ        London               OH      1         04/01/96      SAIF      Regular
LSBI     LSB Financial Corp.               NASDAQ        Lafayette            IN      4         02/03/95       BIF      Regular
LSBX     Lawrence Savings Bank             NASDAQ        North Andover        MA      5         05/02/86       BIF      Regular
LVSB     Lakeview Financial Corp.          NASDAQ        Paterson             NJ      8         12/22/93      SAIF      Regular
LXMO     Lexington B&L Financial Corp.     NASDAQ        Lexington            MO      4         06/06/96      SAIF      Regular
MAFB     MAF Bancorp Inc.                  NASDAQ        Clarendon Hills      IL      22        01/12/90      SAIF      Regular
MARN     Marion Capital Holdings           NASDAQ        Marion               IN      4         03/18/93      SAIF      Regular
MASB     MASSBANK Corp.                    NASDAQ        Reading              MA      15        05/28/86       BIF      Regular
MBB      MSB Bancorp Inc.                  AMSE          Goshen               NY      16        09/03/92       BIF      Regular
MBBC     Monterey Bay Bancorp Inc.         NASDAQ        Watsonville          CA      7         02/15/95      SAIF      Regular
MBLF     MBLA Financial Corp.              NASDAQ        Macon                MO      2         06/24/93      SAIF      Regular
MBSP     Mitchell Bancorp Inc.             NASDAQ        Spruce Pine          NC      1         07/12/96      SAIF      Regular
MCBN     Mid-Coast Bancorp Inc.            NASDAQ        Waldoboro            ME      2         11/02/89      SAIF      Regular
MDBK     Medford Bancorp Inc.              NASDAQ        Medford              MA      16        03/18/86       BIF      Regular
MECH     MECH Financial Inc.               NASDAQ        Hartford             CT      14        06/26/96       BIF      Regular
MERI     Meritrust Federal SB              NASDAQ        Thibodaux            LA      8         NA            SAIF      Not Avail.
METF     Metropolitan Financial Corp.      NASDAQ        Mayfield Heights     OH      15        NA            SAIF      Not Avail.
MFBC     MFB Corp.                         NASDAQ        Mishawaka            IN      5         03/25/94      SAIF      Regular
MFFC     Milton Federal Financial Corp.    NASDAQ        West Milton          OH      3         10/07/94      SAIF      Regular
MFLR     Mayflower Co-operative Bank       NASDAQ        Middleboro           MA      4         12/23/87       BIF      Regular
MFSL     Maryland Federal Bancorp          NASDAQ        Hyattsville          MD      27        06/02/87      SAIF      Regular
MIFC     Mid-Iowa Financial Corp.          NASDAQ        Newton               IA      7         10/14/92      SAIF      Regular
MIVI     Mississippi View Holding Co.      NASDAQ        Little Falls         MN      1         03/24/95      SAIF      Regular


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
HFGI                  544,677            80              20.27            25.25             69.47
HFNC                  910,786           168              80.99            48.08             32.59
HFSA                  115,434            79              52.17            66.39             21.22
HFWA                  328,601            96              65.58            68.13              0.00
HHFC                   93,141            74              47.74            64.72             23.43
HIFS                  222,584           109              78.35            72.11             17.28
HLFC                   61,324           109              86.58            79.23              1.63
HMLK                  176,683            59              43.54            74.12              6.23
HMNF                  691,232            96              64.68            67.61             18.47
HOMF                  709,412           110              83.51            75.87             14.60
HPBC                  208,815           125              85.01            68.21             19.99
HRBF                  233,572            84              63.59            75.64             10.74
HRZB                  532,767            98              80.46            82.32              0.00
HTHR                  928,197           107              91.74            86.13              8.62
HWEN                   43,504           135              80.32            59.55             22.99
HZFS                   88,769            99              63.43            64.05             24.86
IBSF                  728,181            39              29.98            76.91              4.54
ICBC                3,857,781            81              71.54            88.31              0.43
IFSB                  269,761            75              56.58            75.66             15.32
INBI                  364,023           119              88.84            74.43              7.97
INCB                   95,378            86              74.47            87.05              0.00
IPSW                  227,244           101              76.34            75.36             17.76
ITLA                1,015,909            96              80.08            83.06              6.05
IWBK                1,982,317           100              58.48            58.26             34.43
JOAC                   34,229           106              74.11            70.20              0.00
JSB                 1,535,031            90              65.51            73.04              0.00
JSBA                1,238,055            89              75.37            84.40              5.32
JXSB                  168,036            89              77.83            87.56              0.13
JXVL                  235,405            90              74.84            83.27              0.88
KFBI                  975,207            85              58.93            69.61             14.46
KNK                   343,409            86              70.23            81.54              6.84
KSAV                  113,978           106              83.64            79.24              7.02
KSBK                  152,752           109              78.69            72.48             18.47
KYF                    86,307            91              57.96            63.55             18.50
LARK                  233,640           115              71.83            62.48             22.04
LARL                  213,379            86              69.99            81.53              6.11
LFBI                  328,522            64              45.11            70.05             17.87
LFCO                  411,785           152              77.93            51.43             28.94
LFED                  291,408            77              62.93            81.41              0.21
LISB                6,072,524            99              61.09            61.63             26.58
LOGN                   86,115           105              74.18            70.37              7.55
LONF                   37,916            95              76.78            80.90              4.48
LSBI                  206,584           131              87.14            66.65             24.29
LSBX                  359,855            65              45.71            70.71             17.62
LVSB                  472,691            67              51.25            76.30             12.83
LXMO                   92,450            85              68.38            80.19              0.87
MAFB                3,457,664           117              78.74            67.59             23.04
MARN                  191,854           118              81.96            69.66              5.57
MASB                  925,403            34              29.43            87.51              0.08
MBB                   765,367            59              51.51            87.99              0.02
MBBC                  408,096            83              65.16            78.55              9.18
MBLF                  223,558           120              58.40            48.72             37.91
MBSP                   36,103           143              80.82            56.54              0.00
MCBN                   62,632           106              79.24            74.43             16.27
MDBK                1,135,572            70              50.86            72.36             18.12
MECH                  892,371            88              65.79            74.81             14.54
MERI                  233,803            58              52.29            90.20              0.00
METF                  924,985            97              77.14            79.76             14.69
MFBC                  264,097           120              78.98            65.67             20.90
MFFC                  218,826            96              63.39            66.22             21.26
MFLR                  131,908            75              58.05            77.27             12.13
MFSL                1,184,294           121              84.08            69.57             20.43
MIFC                  135,345            84              53.05            63.50             25.86
MIVI                   68,619            83              66.10            79.96              0.00

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 5 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name              Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
MONT     Montgomery Financial Corp.        NASDAQ        Crawfordsville       IN      4         07/01/97      SAIF      Not Avail.
MRKF     Market Financial Corp.            NASDAQ        Mount Healthy        OH      2         03/27/97      SAIF      Regular
MSBF     MSB Financial Inc.                NASDAQ        Marshall             MI      2         02/06/95      SAIF      Regular
MSBK     Mutual Savings Bank FSB           NASDAQ        Bay City             MI      22        07/17/92      SAIF      Regular
MWBI     Midwest Bancshares Inc.           NASDAQ        Burlington           IA      5         11/12/92      SAIF      Regular
MWBX     MetroWest Bank                    NASDAQ        Framingham           MA      13        10/10/86       BIF      Regular
MYST     Mystic Financial Inc.             NASDAQ        Medford              MA      3         01/09/98       BIF      Regular
NASB     NASB Financial Inc.               NASDAQ        Grandview            MO      7         09/27/85      SAIF      Not Avail.
NBN      Northeast Bancorp                 AMSE          Auburn               ME      12        08/19/87       BIF      Regular
NBSI     North Bancshares Inc.             NASDAQ        Chicago              IL      2         12/21/93      SAIF      Regular
NEIB     Northeast Indiana Bancorp         NASDAQ        Huntington           IN      3         06/28/95      SAIF      Regular
NEP      Northeast PA Financial Corp.      AMSE          Hazleton             PA      10        04/01/98      SAIF      Regular
NHTB     New Hampshire Thrift Bncshrs      NASDAQ        Newport              NH      11        05/22/86      SAIF      Regular
NMSB     NewMil Bancorp Inc.               NASDAQ        New Milford          CT      15        02/01/86       BIF      Regular
NSLB     NS&L Bancorp Inc.                 NASDAQ        Neosho               MO      2         06/08/95      SAIF      Regular
NSSY     NSS Bancorp Inc.                  NASDAQ        Norwalk              CT      8         06/16/94       BIF      Regular
NTBK     Net.B@nk Inc.                     NASDAQ        Alpharetta           GA      NA        NA            SAIF      Not Avail.
NTMG     Nutmeg Federal S&LA               NASDAQ        Danbury              CT      3         NA            SAIF      Not Avail.
NWEQ     Northwest Equity Corp.            NASDAQ        Amery                WI      3         10/11/94      SAIF      Regular
NWSB     Northwest Bancorp Inc. (MHC)      NASDAQ        Warren               PA      67        11/07/94      SAIF      Mutual HC
OCFC     Ocean Financial Corp.             NASDAQ        Toms River           NJ      10        07/03/96      SAIF      Regular
OCN      Ocwen Financial Corp.             NYSE          West Palm Beach      FL      1         NA            SAIF      Not Avail.
OFCP     Ottawa Financial Corp.            NASDAQ        Holland              MI      26        08/19/94      SAIF      Regular
OHSL     OHSL Financial Corp.              NASDAQ        Cincinnati           OH      5         02/10/93      SAIF      Regular
OSFS     Ohio State Financial Services     NASDAQ        Bridgeport           OH      2         09/29/97      SAIF      Regular
OTFC     Oregon Trail Financial Corp.      NASDAQ        Baker City           OR      7         10/06/97      SAIF      Regular
PBCI     Pamrapo Bancorp Inc.              NASDAQ        Bayonne              NJ      9         11/14/89      SAIF      Regular
PBCT     People's Bank (MHC)               NASDAQ        Bridgeport           CT      128       07/06/88       BIF      Mutual HC
PBHC     Pathfinder Bancorp Inc. (MHC)     NASDAQ        Oswego               NY      5         11/16/95       BIF      Mutual HC
PBKB     People's Bancshares Inc.          NASDAQ        New Bedford          MA      14        10/30/86       BIF      Regular
PCBC     Perry County Financial Corp.      NASDAQ        Perryville           MO      1         02/13/95      SAIF      Regular
PDB      Piedmont Bancorp Inc.             AMSE          Hillsborough         NC      1         12/08/95      SAIF      Regular
PEDE     Great Pee Dee Bancorp             NASDAQ        Cheraw               SC      1         12/31/97      SAIF      Regular
PEEK     Peekskill Financial Corp.         NASDAQ        Peekskill            NY      3         12/29/95      SAIF      Regular
PERM     Permanent Bancorp Inc.            NASDAQ        Evansville           IN      11        04/04/94      SAIF      Regular
PERT     Perpetual Bank (MHC)              NASDAQ        Anderson             SC      6         10/26/93      SAIF      Mutual HC
PFDC     Peoples Bancorp                   NASDAQ        Auburn               IN      7         07/07/87      SAIF      Regular
PFED     Park Bancorp Inc.                 NASDAQ        Chicago              IL      3         08/12/96      SAIF      Regular
PFFB     PFF Bancorp Inc.                  NASDAQ        Pomona               CA      23        03/29/96      SAIF      Regular
PFFC     Peoples Financial Corp.           NASDAQ        Massillon            OH      2         09/13/96      SAIF      Regular
PFNC     Progress Financial Corp.          NASDAQ        Blue Bell            PA      10        07/18/83      SAIF      Regular
PFSB     PennFed Financial Services Inc    NASDAQ        West Orange          NJ      18        07/15/94      SAIF      Regular
PFSLD    Pocahontas Bancorp Inc.           NASDAQ        Pocahontas           AR      6         04/01/98      SAIF      Not Avail.
PHBK     Peoples Heritage Finl Group       NASDAQ        Portland             ME      142       12/04/86       BIF      Regular
PHFC     Pittsburgh Home Financial Corp    NASDAQ        Pittsburgh           PA      8         04/01/96      SAIF      Regular
PHSB     Peoples Home Savings Bk (MHC)     NASDAQ        Beaver Falls         PA      9         07/10/97      SAIF      Mutual HC
PKPS     Poughkeepsie Financial Corp.      NASDAQ        Poughkeepsie         NY      16        11/19/85      SAIF      Regular
PLSK     Pulaski Savings Bank (MHC)        NASDAQ        Springfield          NJ      6         04/03/97      SAIF      Mutual HC
PMFI     Perpetual Midwest Financial       NASDAQ        Cedar Rapids         IA      5         03/31/94      SAIF      Regular
PRBC     Prestige Bancorp Inc.             NASDAQ        Pleasant Hills       PA      5         06/27/96      SAIF      Regular
PROV     Provident Financial Holdings      NASDAQ        Riverside            CA      10        06/28/96      SAIF      Regular
PSBK     Progressive Bank Inc.             NASDAQ        Fishkill             NY      17        08/01/84       BIF      Regular
PSFC     Peoples-Sidney Financial Corp.    NASDAQ        Sidney               OH      1         04/28/97      SAIF      Regular
PSFI     PS Financial Inc.                 NASDAQ        Chicago              IL      1         11/27/96      SAIF      Regular
PTRS     Potters Financial Corp.           NASDAQ        East Liverpool       OH      4         12/31/93      SAIF      Regular
PULB     Pulaski Bank, Svgs Bank (MHC)     NASDAQ        St. Louis            MO      5         05/11/94      SAIF      Mutual HC
PULS     Pulse Bancorp                     NASDAQ        South River          NJ      5         09/18/86      SAIF      Regular
PVFC     PVF Capital Corp.                 NASDAQ        Bedford Heights      OH      9         12/30/92      SAIF      Supervisory
PVSA     Parkvale Financial Corp.          NASDAQ        Monroeville          PA      29        07/16/87      SAIF      Regular
PWBC     PennFirst Bancorp Inc.            NASDAQ        Ellwood City         PA      11        06/13/90      SAIF      Regular
PWBK     Pennwood Bancorp Inc.             NASDAQ        Pittsburgh           PA      3         07/15/96      SAIF      Regular
QCBC     Quaker City Bancorp Inc.          NASDAQ        Whittier             CA      8         12/30/93      SAIF      Regular
QCFB     QCF Bancorp Inc.                  NASDAQ        Virginia             MN      2         04/03/95      SAIF      Regular
QCSB     Queens County Bancorp Inc.        NASDAQ        Flushing             NY      11        11/23/93       BIF      Regular


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
MONT                  105,671           123              88.98            72.06              7.82
MRKF                   56,833            81              50.91            62.64              0.00
MSBF                   77,444           170              93.18            54.70             27.33
MSBK                  644,740            78              49.47            63.19             28.78
MWBI                  147,724            87              62.17            71.27             20.65
MWBX                  608,941            92              75.56            82.51              9.10
MYST                  198,417            72              62.99            87.32              5.80
NASB                  734,091           121              86.66            71.34             19.35
NBN                   278,733           131              82.14            62.55             28.50
NBSI                  122,978           106              64.43            61.03             23.66
NEIB                  199,368           163              88.15            53.95             31.86
NEP                   386,532            87              68.82            78.68             12.86
NHTB                  317,989            95              81.44            85.29              5.96
NMSB                  355,526            60              48.16            80.31              9.56
NSLB                   57,823            80              61.46            77.09              1.73
NSSY                  670,749           104              66.01            63.43             27.12
NTBK                   93,220            77              48.2             63                 0.00
NTMG                  105,151           112              88.08            78.94              9.99
NWEQ                   99,558           129              81.80            63.25             24.47
NWSB                2,248,816            87              73.31            84.73              5.06
OCFC                1,510,947            81              52.31            64.65             20.42
OCN                 3,069,165            96              62.06            64.60             14.78
OFCP                  885,817           115              84.97            73.89             16.42
OHSL                  238,905            94              72.43            77.31             11.12
OSFS                   38,559            89              63.95            71.46              0.00
OTFC                  257,049            81              58.73            72.94              0.00
PBCI                  376,714            69              56.71            81.62              3.68
PBCT                8,184,000            94              66.90            71.09             19.01
PBHC                  196,770            80              62.21            77.45              9.49
PBKB                  762,910           116              53.93            46.54             46.74
PCBC                   85,030            24              17.73            72.56              7.64
PDB                   130,167           125              83.05            66.35             16.59
PEDE                   72,057           140              76.90            54.80              1.60
PEEK                  184,215            36              26.40            73.20              0.00
PERM                  419,819            79              51.70            65.07             23.71
PERT                  292,059            95              65.71            69.36             18.49
PFDC                  294,291           100              82.42            82.75              1.41
PFED                  176,957            51              38.90            76.92              0.00
PFFB                2,765,855           110              67.98            61.70             27.41
PFFC                   82,464            91              72.37            79.49              0.00
PFNC                  493,406            97              66.72            69.06             14.42
PFSB                1,475,509           103              67.74            65.83             24.25
PFSLD                 389,405           114              43.33            38.10             54.54
PHBK                6,795,337           101              71.37            70.68             19.57
PHFC                  299,669           135              63.99            47.36             42.53
PHSB                  217,735            58              46.43            80.05              6.08
PKPS                  875,492           109              77.05            70.86             19.28
PLSK                  181,732            67              56.75            84.31              3.10
PMFI                  392,093           109              86.97            80.05              9.87
PRBC                  143,263           106              67.42            63.63             24.21
PROV                  723,696           118              86.72            73.77             12.80
PSBK                  883,494            72              65.00            90.39              0.00
PSFC                  106,239           118              88.16            74.94              0.00
PSFI                   87,922            91              42.48            46.95             15.64
PTRS                  122,637            84              68.69            81.62              8.15
PULB                  180,485            96              80.53            84.26              1.22
PULS                  539,322            33              25.70            77.24             13.66
PVFC                  396,214           117              92.95            79.76             10.49
PVSA                1,019,143            85              75.17            88.84              1.95
PWBC                  910,770            85              37.50            43.87             45.00
PWBK                   47,211            84              64.71            76.82              3.07
QCBC                  852,154           120              78.97            65.66             24.35
QCFB                  152,668            64              43.30            67.92             11.89
QCSB                1,603,269           131              87.60            66.69             19.31

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 6 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
RARB     Raritan Bancorp Inc.              NASDAQ        Bridgewater          NJ      7         03/01/87       BIF      Regular
RCBK     Richmond County Financial Corp    NASDAQ        Staten Island        NY      13        02/18/98      SAIF      Regular
REDF     RedFed Bancorp Inc.               NASDAQ        Redlands             CA      14        04/08/94      SAIF      Regular
RELI     Reliance Bancshares Inc.          NASDAQ        Milwaukee            WI      1         04/19/96      SAIF      Regular
RELY     Reliance Bancorp Inc.             NASDAQ        Garden City          NY      30        03/31/94      SAIF      Regular
RIVR     River Valley Bancorp              NASDAQ        Madison              IN      6         12/20/96      SAIF      Regular
ROSE     TR Financial Corp.                NASDAQ        Garden City          NY      15        06/29/93       BIF      Regular
RSLN     Roslyn Bancorp Inc.               NASDAQ        Roslyn               NY      8         01/13/97       BIF      Regular
RVSB     Riverview Bancorp Inc.            NASDAQ        Camas                WA      9         10/01/97      SAIF      Regular
SBFL     SB of the Finger Lakes (MHC)      NASDAQ        Geneva               NY      5         11/11/94      SAIF      Mutual HC
SBOS     Boston Bancorp (The)              NASDAQ        South Boston         MA      7         11/09/83       BIF      Regular
SCBS     Southern Community Bancshares     NASDAQ        Cullman              AL      1         12/23/96      SAIF      Regular
SCCB     S. Carolina Community Bancshrs    NASDAQ        Winnsboro            SC      3         07/07/94      SAIF      Regular
SFED     SFS Bancorp Inc.                  NASDAQ        Schenectady          NY      4         06/30/95      SAIF      Regular
SFFC     StateFed Financial Corp.          NASDAQ        Des Moines           IA      2         01/05/94      SAIF      Regular
SFIN     Statewide Financial Corp.         NASDAQ        Jersey City          NJ      16        10/02/95      SAIF      Regular
SFSB     SuburbFed Financial Corp.         NASDAQ        Flossmoor            IL      12        03/04/92      SAIF      Regular
SFSL     Security First Corp.              NASDAQ        Mayfield Heights     OH      14        01/22/88      SAIF      Regular
SGVB     SGV Bancorp Inc.                  NASDAQ        West Covina          CA      8         06/29/95      SAIF      Regular
SHEN     First Shenango Bancorp Inc.       NASDAQ        New Castle           PA      4         04/06/93      SAIF      Regular
SHSB     SHS Bancorp Inc.                  NASDAQ        Pittsburgh           PA      3         10/01/97      SAIF      Regular
SIB      Staten Island Bancorp Inc.        NYSE          Staten Island        NY      17        12/22/97       BIF      Regular
SISB     SIS Bancorp Inc.                  NASDAQ        Springfield          MA      34        02/08/95       BIF      Regular
SKAN     Skaneateles Bancorp Inc.          NASDAQ        Skaneateles          NY      9         06/02/86       BIF      Regular
SKBO     First Carnegie Deposit (MHC)      NASDAQ        Carnegie             PA      3         04/04/97      SAIF      Mutual HC
SMBC     Southern Missouri Bancorp Inc.    NASDAQ        Poplar Bluff         MO      8         04/13/94      SAIF      Regular
SOBI     Sobieski Bancorp Inc.             NASDAQ        South Bend           IN      3         03/31/95      SAIF      Regular
SOPN     First Savings Bancorp Inc.        NASDAQ        Southern Pines       NC      5         01/06/94      SAIF      Regular
SOSA     Somerset Savings Bank             NASDAQ        Somerville           MA      5         07/09/86       BIF      Regular
SPBC     St. Paul Bancorp Inc.             NASDAQ        Chicago              IL      53        05/18/87      SAIF      Regular
SRN      Southern Banc Co.                 AMSE          Gadsden              AL      4         10/05/95      SAIF      Regular
SSB      Scotland Bancorp Inc.             AMSE          Laurinburg           NC      2         04/01/96      SAIF      Regular
SSFC     South Street Financial Corp.      NASDAQ        Albemarle            NC      2         10/03/96      SAIF      Regular
SSM      Stone Street Bancorp Inc.         AMSE          Mocksville           NC      2         04/01/96      SAIF      Regular
STFR     St. Francis Capital Corp.         NASDAQ        Brookfield           WI      24        06/21/93      SAIF      Regular
STSA     Sterling Financial Corp.          NASDAQ        Spokane              WA      41        NA            SAIF      Not Avail.
SVRN     Sovereign Bancorp Inc.            NASDAQ        Wyomissing           PA      179       08/12/86      SAIF      Regular
SWBI     Southwest Bancshares Inc.         NASDAQ        Hometown             IL      6         06/24/92      SAIF      Regular
SWCB     Sandwich Bancorp Inc.             NASDAQ        Sandwich             MA      11        07/25/86       BIF      Regular
SZB      SouthFirst Bancshares Inc.        AMSE          Sylacauga            AL      4         02/14/95      SAIF      Regular
THR      Three Rivers Financial Corp.      AMSE          Three Rivers         MI      4         08/24/95      SAIF      Regular
THRD     TF Financial Corp.                NASDAQ        Newtown              PA      14        07/13/94      SAIF      Regular
TPNZ     Tappan Zee Financial Inc.         NASDAQ        Tarrytown            NY      1         10/05/95      SAIF      Regular
TRIC     Tri-County Bancorp Inc.           NASDAQ        Torrington           WY      2         09/30/93      SAIF      Regular
TSBK     Timberland Bancorp Inc.           NASDAQ        Hoquiam              WA      8         01/13/98      SAIF      Regular
TSBS     Peoples Bancorp Inc. (MHC)        NASDAQ        Lawrenceville        NJ      14        08/03/95       BIF      Mutual HC
TSH      Teche Holding Co.                 AMSE          Franklin             LA      9         04/19/95      SAIF      Regular
TWIN     Twin City Bancorp                 NASDAQ        Bristol              TN      3         01/04/95      SAIF      Regular
UBMT     United Financial Corp.            NASDAQ        Great Falls          MT      5         09/23/86      SAIF      Regular
UCBC     Union Community Bancorp           NASDAQ        Crawfordsville       IN      1         12/29/97      SAIF      Regular
UFRM     United Federal Savings Bank       NASDAQ        Rocky Mount          NC      13        07/01/80      SAIF      Regular
USAB     USABancshares Inc.                NASDAQ        Philadelphia         PA      2         NA             BIF      Not Avail.
UTBI     United Tennessee Bankshares       NASDAQ        Newport              TN      2         01/05/98      SAIF      Regular
VABF     Virginia Beach Fed. Financial     NASDAQ        Virginia Beach       VA      14        11/01/80      SAIF      Not Avail.
WAMU     Washington Mutual Inc.            NASDAQ        Seattle              WA      914       03/11/83       BIF      Regular
WAYN     Wayne Savings Bancshares (MHC)    NASDAQ        Wooster              OH      6         06/25/93      SAIF      Mutual HC
WBST     Webster Financial Corp.           NASDAQ        Waterbury            CT      84        12/12/86      SAIF      Regular
WCBI     Westco Bancorp Inc.               NASDAQ        Westchester          IL      1         06/26/92      SAIF      Regular
WCFB     Webster City Federal SB (MHC)     NASDAQ        Webster City         IA      1         08/15/94      SAIF      Mutual HC
WEFC     Wells Financial Corp.             NASDAQ        Wells                MN      8         04/11/95      SAIF      Regular
WEHO     Westwood Homestead Fin. Corp.     NASDAQ        Cincinnati           OH      2         09/30/96      SAIF      Regular
WES      Westcorp                          NYSE          Irvine               CA      26        05/01/86      SAIF      Not Avail.
WFI      Winton Financial Corp.            AMSE          Cincinnati           OH      5         08/04/88      SAIF      Regular
WFSL     Washington Federal Inc.           NASDAQ        Seattle              WA      104       11/17/82      SAIF      Regular


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
RARB                  408,308            79              65.56            82.56              8.60
RCBK                1,096,040            60              49.82            83.23              6.36
REDF                1,009,754           107              89.41            83.65              6.38
RELI                   44,544           156              61.99            39.68              8.98
RELY                2,243,100            62              44.18            71.46             17.62
RIVR                  138,461            98              82.13            83.54              2.17
ROSE                3,843,056            94              53.68            57.31             33.79
RSLN                3,601,079            51              27.59            53.94             26.84
RVSB                  263,045            96              62.52            65.15             11.23
SBFL                  247,708            64              48.28            75.30             14.93
SBOS                1,715,070            24              19.25            78.85              7.61
SCBS                   70,893            82              65.68            79.73              0.00
SCCB                   45,092           102              79.79            78.16              0.00
SFED                  174,428            89              77.15            86.26              0.00
SFFC                   88,608           129              77.43            59.98             21.44
SFIN                  675,316            76              49.66            65.73             23.74
SFSB                  438,462            93              67.17            72.22             19.40
SFSL                  677,876           122              90.78            74.30             15.22
SGVB                  407,821           107              77.78            72.47             18.94
SHEN                  374,972            94              69.14            73.40             12.73
SHSB                   88,572            91              65.92            72.84             11.58
SIB                 2,651,170            68              41.44            61.24              9.43
SISB                1,733,618            67              49.12            73.1              17.30
SKAN                  256,101            99              83.96            84.52              7.05
SKBO                  143,650            81              43.54            53.81             27.58
SMBC                  159,926           106              73.51            69.40             13.15
SOBI                   87,553           120              78.90            65.80             19.25
SOPN                  300,816            96              66.82            69.78              6.65
SOSA                  539,672            92              77.80            84.47              8.04
SPBC                4,557,336            99              71.46            72.07             17.31
SRN                   105,116            46              37.36            81.78              0.00
SSB                    61,473            98              72.79            74.24              0.00
SSFC                  228,491            79              49.54            62.58              9.19
SSM                   108,092           140              86.53            61.96              7.22
STFR                1,597,648            70              46.86            66.63             24.26
STSA                1,876,250           105              57.76            55.24             35.57
SVRN               14,336,283           126              69.38            55.03             38.31
SWBI                  368,282            96              73.68            76.86              9.19
SWCB                  518,697            88              71.48            81.55              8.79
SZB                   165,388            78              61.16            78.86             10.73
THR                    97,487           103              64.69            62.93             22.30
THRD                  597,047            56              42.33            75.44             14.80
TPNZ                  126,470            57              46.57            81.63              0.00
TRIC                   89,999            90              45.50            50.45             33.00
TSBK                  293,278            74              64.47            86.63              4.16
TSBS                  640,419            81              62.44            77.04              4.68
TSH                   408,591           126              85.57            68.09             17.60
TWIN                  108,687            84              71.59            84.94              0.92
UBMT                   96,258            53              39.19            73.68              0.00
UCBC                  132,040           126              59.59            47.15              2.71
UFRM                  304,159            97              84.64            87.42              3.29
USAB                   64,269            74              53.03            71.88             18.99
UTBI                   89,884            59              53.97            90.86              0.00
VABF                  616,188           115              75.81            66.12             25.99
WAMU               96,981,099           133              69.92            52.57             39.39
WAYN                  255,124            97              81.25            84.12              5.49
WBST                7,019,621            90              55.81            62.19             28.89
WCBI                  315,944            93              76.28            82.17              0.00
WCFB                   95,121            76              57.51            75.20              0.25
WEFC                  201,436            NA              NA               72.17             12.16
WEHO                  134,259           134              87.83            65.72             11.00
WES                 3,728,865            94              50.22            53.66             21.54
WFI                   329,897           114              86.07            75.20             16.19
WFSL                5,713,308           145              74.04            50.96             33.90

                                    Exhibit 3
                       Selected Data on all Public Thrifts


                                                                    Page 7 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name               Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
WHGB     WHG Bancshares Corp.              NASDAQ        Lutherville          MD      5         04/01/96      SAIF      Regular
WOFC     Western Ohio Financial Corp.      NASDAQ        Springfield          OH      10        07/29/94      SAIF      Regular
WRNB     Warren Bancorp Inc.               NASDAQ        Peabody              MA      6         07/09/86       BIF      Regular
WSB      Washington Savings Bank, FSB      AMSE          Bowie                MD      5         NA            SAIF      Not Avail.
WSBI     Warwick Community Bancorp         NASDAQ        Warwick              NY      4         12/23/97       BIF      Regular
WSFS     WSFS Financial Corp.              NASDAQ        Wilmington           DE      16        11/26/86       BIF      Regular
WSTR     WesterFed Financial Corp.         NASDAQ        Missoula             MT      36        01/10/94      SAIF      Regular
WVFC     WVS Financial Corp.               NASDAQ        Pittsburgh           PA      5         11/29/93      SAIF      Regular
WYNE     Wayne Bancorp Inc.                NASDAQ        Wayne                NJ      5         06/27/96      SAIF      Regular
YFCB     Yonkers Financial Corp.           NASDAQ        Yonkers              NY      5         04/18/96      SAIF      Regular
YFED     York Financial Corp.              NASDAQ        York                 PA      22        02/01/84      SAIF      Regular

------------------------------------------------------------------------------------------------------------------------------------
         Average
         Median


                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
WHGB                  101,331           104              78.47            75.39              3.95
WOFC                  371,988           114              75.72            66.38             18.37
WRNB                  370,993            74              65.17            87.68              0.79
WSB                   265,742            52              45.84            88.78              2.01
WSBI                  298,170            80              57.96            72.49             14.54
WSFS                1,515,217           103              52.09            50.62             42.55
WSTR                1,035,096           105              65.50            62.29             25.33
WVFC                  292,022            97              55.77            57.23             28.97
WYNE                  270,043            91              67.06            73.50             11.85
YFCB                  331,802            66              42.85            65.36             20.43
YFED                1,182,276           102              87.29            85.81              3.46

---------     -----------------------------------------------------------------------------------
                    1,530,203         97.49              67.64            70.80             14.83
                      325,643         96.56              69.92            71.94             12.83

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 8 of 40

                                                                        Corporate
                                           ---------------------------------------------------------------------------------------
                                                                                                            Deposit
                                                                                    Number                  Insurance
                                                                                      of                     Agency     Conversion
 Ticker           Short Name              Exchange          City          State    Offices    IPO Date     (BIF/SAIF)     Type
-----------------------------------------  ---------------------------------------------------------------------------------------
                     Comparable Thrift Data
ATSB     AmTrust Capital Corp.             NASDAQ        Peru                 IN      2         03/28/95      SAIF      Regular
CKFB     CKF Bancorp Inc.                  NASDAQ        Danville             KY      1         01/04/95      SAIF      Regular
FFBI     First Financial Bancorp Inc.      NASDAQ        Belvidere            IL      2         10/04/93      SAIF      Regular
FFDF     FFD Financial Corp.               NASDAQ        Dover                OH      1         04/03/96      SAIF      Regular
FTSB     Fort Thomas Financial Corp.       NASDAQ        Fort Thomas          KY      2         06/28/95      SAIF      Regular
HCFC     Home City Financial Corp.         NASDAQ        Springfield          OH      1         12/30/96      SAIF      Regular
KYF      Kentucky First Bancorp Inc.       AMSE          Cynthiana            KY      2         08/29/95      SAIF      Regular
LOGN     Logansport Financial Corp.        NASDAQ        Logansport           IN      1         06/14/95      SAIF      Regular
MSBF     MSB Financial Inc.                NASDAQ        Marshall             MI      2         02/06/95      SAIF      Regular
NSLB     NS&L Bancorp Inc.                 NASDAQ        Neosho               MO      2         06/08/95      SAIF      Regular
PFFC     Peoples Financial Corp.           NASDAQ        Massillon            OH      2         09/13/96      SAIF      Regular
SFFC     StateFed Financial Corp.          NASDAQ        Des Moines           IA      2         01/05/94      SAIF      Regular
-----------------------------------------  -----------------------------------------------------------------------------------------
         Average
         Median
         Maximum
         Minimum

MIVI *   Mississippi View Holding Co.      NASDAQ        Little Falls         MN      1         03/24/95      SAIF      Regular
* Pricing data is based upon the last trade on NASDAQ, the Bank's most current price is $18.50
 Variance to the Comparable Median

                                     Key Financial Data as of The Most Recent Quarter
            ----------------------------------------------------------------------------------------
                       Total           Loans/            Loans/          Deposits/        Borrowings/
                       Assets         Deposits           Assets            Assets           Assets
 Ticker               ($000)             (%)               (%)              (%)               (%)
---------   ----------------------------------------------------------------------------------------
ATSB                   69,106           104.82           70.11            66.89             21.51
CKFB                   62,865           129.52           89.11            68.80              8.29
FFBI                   82,682            81.43           66.52            81.70              8.10
FFDF                   92,364           109.70           69.80            63.63             10.86
FTSB                   99,873           127.88           91.66            71.68             11.31
HCFC                   71,854           121.86           87.66            71.94              7.95
KYF                    86,307            91.21           57.96            63.55             18.50
LOGN                   86,115           105.42           74.18            70.37              7.55
MSBF                   77,444           170.35           93.18            54.70             27.33
NSLB                   57,823            79.72           61.46            77.09              1.73
PFFC                   82,464            91.04           72.37            79.49              0.00
SFFC                   88,608           129.09           77.43            59.98             21.44
---------     -----------------------------------------------------------------------------------
                       79,792           111.84           75.95            69.15             12.05
                       82,573           107.56           73.28            69.59              9.58
                       99,873           170.35           93.18            81.70             27.33
                       57,823            79.72           57.96            54.70              0.00

                       68,619            82.66           66.10            79.96              0.00


                      (13,954)          (24.90)          (7.18)           10.38             (9.58)

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                    Page 9 of 40

                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
%CAL    California Federal Bank                  7.44          5.33       29.97         5.73             8.77            11.83
%CCMD   Chevy Chase Bank, FSB                    6.08          5.05       17.72         6.65             7.91            13.01
AABC    Access Anytime Bancorp Inc.              8.53          8.53        0.00         7.51             9.02            16.81
ABBK    Abington Bancorp Inc.                    6.83          6.25        8.97         6.01             7.26            13.02
ABCL    Alliance Bancorp                         9.60          9.50        1.16         8.50            10.00            16.48
ABCW    Anchor BanCorp Wisconsin                 6.65          6.54        1.63         5.79             7.78            10.51
AFBC    Advance Financial Bancorp               15.22         15.22        0.00        15.50            15.53            23.60
AFCB    Affiliated Community Bancorp             9.79          9.74        0.50         9.79            10.54            18.65
AFED    AFSALA Bancorp Inc.                     12.52         12.52        0.00        12.48            13.22            29.70
AHCI    Ambanc Holding Co.                      11.99         11.99        0.00         9.88            12.74            24.68
AHM     H.F. Ahmanson & Co.                      5.13          4.56       11.70         5.87             5.94            11.82
ALBC    Albion Banc Corp.                        8.58          8.58        0.00         7.50             8.97            15.70
ALBK    ALBANK Financial Corp.                   8.81          6.98       22.32        NA                9.52            NA
ALLB    Alliance Bank (MHC)                     11.19         11.19        0.00        11.36            11.78            26.47
AMFC    AMB Financial Corp.                     14.77         14.77        0.00        NA               15.18            NA
ANA     Acadiana Bancshares Inc.                16.08         16.08        0.00        12.46            17.08            24.43
ANDB    Andover Bancorp Inc.                     8.10          8.10        0.00         8.20             9.04            15.04
ANE     Alliance Bncp of New England             7.61          7.41        2.79         7.20             8.82            13.20
ASBI    Ameriana Bancorp                        11.37         11.36        0.04        NA               11.67            NA
ASBP    ASB Financial Corp.                     15.46         15.46        0.00        12.70            16.18            27.60
ASFC    Astoria Financial Corp.                  8.54          6.24       28.72         5.41             8.92            15.08
ATSB    AmTrust Capital Corp.                   10.83         10.73        0.99        10.00            11.55            17.00
AVND    Avondale Financial Corp.                 8.48          8.48        0.00         8.31             9.64            16.54
BANC    BankAtlantic Bancorp Inc.                6.76          5.96       12.64        11.12             7.69            18.64
BDJI    First Federal Bancorp.                  10.18         10.18        0.00         9.27            10.55            18.78
BFD     BostonFed Bancorp Inc.                   8.37          8.09        3.66        NA                9.05            NA
BFFC    Big Foot Financial Corp.                17.54         17.54        0.00        12.38            17.68            34.07
BFSB    Bedford Bancshares Inc.                 14.52         14.52        0.00        12.88            15.04            25.37
BKC     American Bank of Connecticut             9.02          8.75        3.29         7.58             9.9             14.40
BKCT    Bancorp Connecticut Inc.                10.60         10.60        0.00        10.02            11.79            17.33
BKUNA   BankUnited Financial Corp.               4.81          4.35       10.00         7.12             4.95            12.91
BNKU    Bank United Corp.                        4.89          4.77        2.54         7.41             5.17            11.98
BPLS    Bank Plus Corp.                          4.35          3.98        8.92         5.48             5.56            11.99
BRKL    Brookline Bancorp (MHC)                 17.08         17.08        0.00        15.86            18.93            20.53
BTHL    Bethel Bancorp                           8.48          7.36       14.28         7.38             9.63            13.39
BVCC    Bay View Capital Corp.                   5.35          4.48       16.99         6.36             6.53            10.87
BWFC    Bank West Financial Corp.               13.66         13.66        0.00        11.62            13.81            22.22
BYFC    Broadway Financial Corp.                10.57         10.57        0.00         8.61            11.43            14.69
BYS     Bay State Bancorp                        8.36          8.36        0.00         8.20             9.08            16.02
CAFI    Camco Financial Corp.                    9.41          8.78        7.25         9.16             9.66            16.74
CAPS    Capital Savings Bancorp Inc.             9.43          9.43        0.00         8.26             9.75            16.86
CASB    Cascade Financial Corp.                  6.94          6.94        0.00         6.88             7.91            11.96
CASH    First Midwest Financial Inc.            10.83          9.77       10.82         8.40            11.33            14.30
CATB    Catskill Financial Corp.                24.32         24.32        0.00        20.65            24.96            61.01
CAVB    Cavalry Bancorp Inc.                    10.79         10.79        0.00        10.88            11.79            13.55
CBCI    Calumet Bancorp Inc.                    16.77         16.77        0.00        10.68            18.02            17.38
CBES    CBES Bancorp Inc.                       15.78         15.78        0.00        12.01            16.27            14.89
CBK     Citizens First Financial Corp.          13.88         13.88        0.00        11.08            14.18            18.49
CBSA    Coastal Bancorp Inc.                     3.60          3.08       14.99         5.52             3.86            11.98
CBSB    Charter Financial Inc.                  15.54         14.14       10.49        12.53            16.11            22.83
CCFH    CCF Holding Co.                          9.40          9.40        0.00         8.31             9.93            13.19
CEBK    Central Co-operative Bank                9.82          8.97        9.58        NA               10.61            NA
CENB    Century Bancorp Inc.                    30.15         30.15        0.00        19.17            30.69            44.51
CENF    CENFED Financial Corp.                   6.14          6.13        0.15         6.04             6.92            12.10
CFB     Commercial Federal Corp.                 6.38          5.79        9.83         6.83             7.04            14.40
CFBC    Community First Banking Co.             17.80         17.61        1.32        12.00            18.36            17.42
CFCP    Coastal Financial Corp.                  5.97          5.97        0.00         6.01             6.87            11.09
CFFC    Community Financial Corp.               13.63         13.58        0.44        11.68            14.20            17.45
CFNC    Carolina Fincorp Inc.                   22.71         22.71        0.00        14.98            23.07            NA
CFSB    CFSB Bancorp Inc.                        7.92          7.92        0.00         7.63             8.47            13.77
CFTP    Community Federal Bancorp               26.46         26.46        0.00        23.54            26.72            54.93
CFX     CFX Corp.                                8.55          8.27        3.54         8.32             9.31            14.39
CIBI    Community Investors Bancorp             11.58         11.58        0.00        11.00            12.12            20.70
CKFB    CKF Bancorp Inc.                        21.89         21.89        0.00        19.59            22.09            34.13

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
%CAL         1.24     160.38       1.11       14.92       1.99           119.83             0.86               11.17
%CCMD        1.03     402.39       1.84       30.30       4.15            80.93             0.77               13.65
AABC         0.01      NM          0.08        0.91       0.89           634.94             1.49               22.43
ABBK         0.19     366.56       0.17        2.44       0.68           233.13             0.87               12.60
ABCL         0.31     178.52       0.27        2.79       0.56           147.57             0.79                8.54
ABCW         0.60     235.13       0.97       14.59       1.42           117.38             1.04               15.95
AFBC         0.90      38.71       0.79        5.17       0.35            27.69             0.87                5.67
AFCB         0.63     192.11       0.39        3.98       1.21           192.06             1.09               11.14
AFED         0.58     250.44       0.30        2.39       1.46           234.30             0.79                5.91
AHCI         0.98     135.67       0.58        4.82       1.34           112.17             0.56                4.52
AHM          2.09      58.49       1.73       33.72       1.22            46.72             0.87               17.14
ALBC         0.52     100.00       0.38        4.48       0.52           100.00             0.51                5.84
ALBK         0.86     118.60       0.70        7.94       1.02            81.33             1.19               13.03
ALLB         0.49     203.17       1.32       11.80       1.00            38.83             0.83                7.20
AMFC        NA         NA         NA          NA          0.53            NA                1.10                6.83
ANA          0.43     297.09       0.41        2.54       1.28           243.60             1.10                6.38
ANDB         0.80     159.52       0.62        7.71       1.27           151.68             1.06               13.24
ANE          2.06      92.34       1.56       20.56       1.91            75.91             0.86               12.29
ASBI        NA         NA         NA          NA          0.39            NA                0.92                8.22
ASBP         0.12     876.09       0.08        0.53       1.03            78.25             0.92                5.89
ASFC         0.88     105.11       0.52        6.04       0.92            67.77             0.82               10.23
ATSB         2.37      43.83       1.81       16.68       1.04            40.38             0.41                3.87
AVND         2.52     101.74       1.35       15.88       2.56            86.34            (2.03)             (22.59)
BANC        NA         NA          1.07       15.90       1.35            84.73             1.01               17.43
BDJI         0.03      NM          0.03        0.27       0.79           198.64             0.66                6.10
BFD          0.22     372.04       0.20        2.41       0.82           335.20             0.75                8.21
BFFC         0.20     150.75       0.09        0.52       0.30           150.75            NA                  NA
BFSB         -         NM          0           0.00       0.60            96.46             1.20                8.39
BKC          3.07      49.97       2.11       23.44       1.54            41.86             1.33               15.85
BKCT         1.10     185.46       0.91        8.60       2.04           131.37             1.39               13.48
BKUNA        0.39      40.78       0.37        7.78       0.16            37.97             0.44                7.37
BNKU         0.72      50.53       0.68       14.00       0.36            41.06             0.70               13.66
BPLS         1.99      88.56       1.66       38.25       1.76            72.86             0.35                6.36
BRKL         1.41     181.93       1.27        7.43       2.56           145.63             1.84               11.15
BTHL        NA         NA         NA          NA          1.48            NA                0.68                7.97
BVCC         0.49     328.08       0.51        9.50       1.59           230.25             0.45                7.32
BWFC         0.50      44.48       0.48        3.53       0.22            32.03             0.72                4.92
BYFC         0.93     109.40       1.62       15.37       1.02            52.84             0.29                2.61
BYS          0.74     109.12       0.69        8.31       0.81           104.20             0.50                6.00
CAFI         0.18     162.58       0.29        3.04       0.30            53.21             1.15               12.00
CAPS         0.31     126.46       0.28        2.92       0.40            78.85             0.99               11.07
CASB         0.17     663.11       0.35        5.09       1.13           274.48             0.66               10.11
CASH         0.58     137.44       0.74        6.84       0.80            67.97             0.96                8.51
CATB         0.62     241.07       0.35        1.43       1.49           184.75             1.35                5.24
CAVB         0.07      NM          0.05        0.49       1.27            NM                1.22               11.09
CBCI         1.43     110.93       1.64        9.76       1.58            76.23             1.61               10.20
CBES         0.36     151.96       0.54        3.42       0.54            90.67             1.11                6.32
CBK          0.46      77.92       0.62        4.43       0.36            44.35             0.71                4.82
CBSA         1.37      42.72       0.71       19.60       0.58            35.48             0.40               11.68
CBSB         0.67     113.66       0.62        4.02       0.76            90.95             1.35                9.19
CCFH         0.63     106.86       0.50        5.34       0.68           106.86             0.13                1.10
CEBK         0.58     185.68       0.42        4.30       1.08           185.68             0.82                8.11
CENB         0.82     102.01       0.58        1.93       0.84            93.95             1.63                5.89
CENF        NA         NA         NA          NA          1.12            NA                0.61               11.06
CFB          0.86     104.11       0.84       13.10       0.90            80.01             0.97               16.07
CFBC         0.74     101.37       2.19       12.28       0.75            25.76             0.51                4.66
CFCP         0.73     164.09       0.59        9.93       1.20           151.67             1.23               19.77
CFFC         0.32     203.68       0.44        3.25       0.65           129.75             1.07                7.85
CFNC         0.14     365.18       0.10        0.43       0.50           365.18             1.22                5.29
CFSB         0.12     535.67       0.10        1.31       0.62           526.14             1.26               16.39
CFTP         0.69      65.50       0.49        1.87       0.45            53.05             1.32                4.54
CFX          0.67     156.56       0.59        6.91       1.06           128.94             0.71                7.63
CIBI         0.71      88.24       0.65        5.57       0.62            82.39             0.97                8.33
CKFB         0.12     189.39       0.10        0.48       0.22            42.66             1.82                7.74

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                   Page 10 of 40

                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
CLAS    Classic Bancshares Inc.                 15.06         13.14       14.67        11.60            15.68            23.50
CMRN    Cameron Financial Corp                  21.44         21.44        0.00        16.89            22.25            25.56
CMSB    Commonwealth Bancorp Inc.                9.47          7.63       21.06         6.60             9.87            13.40
CMSV    Community Savings Bnkshrs(MHC)          11.28         11.28        0.00        NA               11.65            NA
CNIT    CENIT Bancorp Inc.                       6.95          6.43        8.03         6.60             7.48            12.00
CNSB    CNS Bancorp Inc.                        24.44         24.44        0.00        20.01            24.83            41.37
CNY     Carver Bancorp Inc.                      8.48          8.19        3.78         7.63             9.17            18.01
COFI    Charter One Financial                    6.97          6.54        6.57        NA                7.54            NA
CONE    Conestoga Bancorp, Inc.                 16.18         16.18        0.00        12.17            16.22            27.71
COOP    Cooperative Bankshares Inc.              7.67          7.67        0.00         7.67             7.90            14.92
CRSB    Crusader Holding Corp.                   3.52          3.52        0.00         5.03            NA               10.57
CRZY    Crazy Woman Creek Bancorp               23.64         23.64        0.00        18.41            24.07            46.36
CSBF    CSB Financial Group Inc.                23.10         22.04        5.87        21.41            23.46            48.40
CTZN    CitFed Bancorp Inc.                      6.06          5.57        8.65         5.70             6.59            13.36
CVAL    Chester Valley Bancorp Inc.              8.82          8.82        0.00         8.54             9.76            14.56
DCBI    Delphos Citizens Bancorp Inc.           26.78         26.78        0.00        12.50            26.89            26.50
DIBK    Dime Financial Corp.                     8.27          8.07        2.61         8.17             9.56            21.90
DIME    Dime Community Bancorp Inc.             12.51         11.00       13.55         9.22            13.29            18.68
DME     Dime Bancorp Inc.                        6.02          4.99       17.97         5.64             6.50            11.17
DNFC    D & N Financial Corp.                    5.40          5.36        0.91         6.55             5.98            11.98
DSL     Downey Financial Corp.                   7.37          7.29        1.22         6.61             7.92            12.64
EBI     Equality Bancorp Inc.                   11.18         11.18        0.00         9.60            11.31            25.90
EBSI    Eagle Bancshares                         7.83          7.83        0.00         5.91             8.50             9.08
EFBC    Empire Federal Bancorp Inc.             36.97         36.97        0.00        24.50            37.16            65.30
EFBI    Enterprise Federal Bancorp              10.75         10.75        0.04         9.97            10.96            17.95
EGFC    Eagle Financial Corp.                    7.06          5.80       18.94         7.65             7.51            18.37
EGLB    Eagle BancGroup Inc.                    11.86         11.86        0.00         9.99            12.41            16.30
EMLD    Emerald Financial Corp.                  8.03          7.93        1.37         7.74             8.30            12.85
EQSB    Equitable Federal Savings Bank           5.20          5.20        0.00         5.20             5.38            11.66
ESBK    Elmira Savings Bank (The)                6.32          6.32        0.00         6.31             6.96            10.35
ESX     Essex Bancorp Inc.                       7.83          7.75        1.16         8.07             8.92            14.47
ETFS    East Texas Financial Services           17.47         17.47        0.00        14.80            17.70            38.77
FAB     FIRSTFED AMERICA BANCORP INC.           11.17         11.17        0.00         9.36            12.09            19.35
FBBC    First Bell Bancorp Inc.                 10.80         10.80        0.00        10.59            10.91            23.39
FBCI    Fidelity Bancorp Inc.                   10.47         10.45        0.19         9.00            10.57            19.10
FBCV    1ST Bancorp                              8.98          8.83        1.76         8.56             9.44            15.49
FBER    1st Bergen Bancorp                      13.52         13.52        0.00        10.59            14.57            26.20
FBHC    Fort Bend Holding Corp.                  6.77          6.37        6.25         7.40             7.30            15.16
FBNW    FirstBank Corp.                         16.18         16.18        0.00        11.18            16.76            17.70
FBSI    First Bancshares Inc.                   14.40         14.40        0.00        11.72            14.72            17.62
FCB     Falmouth Bancorp Inc.                   23.94         23.94        0.00        14.68            24.45            28.10
FCBF    FCB Financial Corp.                     14.10         14.10        0.00        11.51            14.79            19.79
FCME    First Coastal Corp.                     10.11         10.11        0.00         7.71            11.94            13.29
FDEF    First Defiance Financial                18.44         18.44        0.00        13.65            18.9             21.55
FED     FirstFed Financial Corp.                 5.36          5.31        0.84         6.28             7.39            12.29
FESX    First Essex Bancorp Inc.                 7.60          6.75       12.10         6.65             8.49            12.28
FFBA    First Colorado Bancorp Inc.             13.46         13.22        2.03        12.49            13.76            23.76
FFBH    First Federal Bancshares of AR          15.08         15.08        0.00        11.98            15.30            22.52
FFBI    First Financial Bancorp Inc.             9.23          9.23        0.00         8.67             9.87            15.38
FFBS    FFBS BanCorp Inc.                       16.71         16.71        0.00        14.04            17.13            26.11
FFBZ    First Federal Bancorp Inc.               7.61          7.60        0.10         6.75             8.57            11.10
FFCH    First Financial Holdings Inc.            6.44          6.44        0.00         6.71             7.10            11.30
FFDB    FirstFed Bancorp Inc.                    9.69          8.97        8.17         8.91            10.34            17.01
FFDF    FFD Financial Corp.                     24.06         24.06        0.00        16.40            24.35            32.70
FFED    Fidelity Federal Bancorp                 7.28          7.28        0.00         8.74             8.11            13.16
FFES    First Federal of East Hartford           6.82          6.82        0.00         6.95             7.08            23.13
FFFD    North Central Bancshares Inc.           22.72         22.72        0.00        NA               23.68            NA
FFFL    Fidelity Bankshares Inc. (MHC)           8.20          8.16        0.62         7.90             8.41            15.80
FFHH    FSF Financial Corp.                     10.91         10.91        0.00         9.90            11.13            18.50
FFHS    First Franklin Corp.                     9.21          9.17        0.50         6.75             9.65            14.90
FFIC    Flushing Financial Corp.                12.54         12.10        3.94         9.11            13.13            19.76
FFKY    First Federal Financial Corp.           13.67         13.02        5.47        12.26            14.14            19.48
FFLC    FFLC Bancorp Inc.                       12.85         12.85        0.00        11.08            13.27            21.70
FFOH    Fidelity Financial of Ohio              12.01         10.74       11.87        10.12            12.32            19.33

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
CLAS         0.25     374.21       0.34        2.25       0.92           148.74             0.83                5.58
CMRN         0.34     279.51       0.38        1.78       0.94            82.65             1.17                5.30
CMSB         0.68     100.96       0.42        4.45       0.69            94.35             0.73                7.56
CMSV         0.53     109.86       0.42        3.71       0.59            88.29             0.77                6.79
CNIT         0.21     363.75       0.33        4.74       0.77           155.74             0.86               12.00
CNSB         0.20     293.18       0.13        0.55       0.58           293.18             0.88                3.59
CNY          1.73      66.93       1.05       12.36       1.15            41.11            (0.11)              (1.33)
COFI         0.35     251.20       0.30        4.27       0.89           150.61             0.79               11.28
CONE         0.23      80.00       0.16        0.99       0.18            26.87             0.66                4.10
COOP         -         NM          0.07        0.90       0.30           142.58             0.61                7.87
CRSB         NA        NA          0.65       18.47      NA               NA               NA                  NA
CRZY         0.39     237.5        0.18        0.78       0.92           237.50             1.29                5.05
CSBF         NA         NA         NA          NA         0.63            52.91             0.49                1.98
CTZN         0.51     198.71       0.37        6.03       1.01           143.60             0.88               13.82
CVAL         0.30     385.96       0.25        2.78       1.15           385.96             1.00               11.64
DCBI         0.43      29.22       0.35        1.29       0.13            29.22             1.62                5.82
DIBK         0.61     539.86       0.29        3.49       3.30           433.25             1.94               24.20
DIME         0.82     165.95       0.53        4.24       1.36           145.69             0.90                6.15
DME          1.37      51.54       1.06       17.57       0.71            45.34             0.60               11.04
DNFC         0.29     275.65       0.29        5.40       0.80           199.00             0.88               15.75
DSL          0.78      76.96       0.89       12.05       0.60            61.86             0.79               11.07
EBI          0.79      32.16       0.39        3.48       0.25            31.69             0.55                8.13
EBSI         1.31      70.43       1.18       15.04       0.92            56.90             0.64                7.50
EFBC         -         NM          0.00        0.00       0.44           645.16             1.43                3.94
EFBI         -         NM          0.00        0.00       0.32            NM                0.83                6.94
EGFC         0.74     116.03       0.52        7.32       0.86            87.45             0.42                5.93
EGLB         1.37      55.33       1.36       11.44       0.76            40.27             0.30                2.46
EMLD         0.30     113.80       0.35        4.35       0.35            57.48             1.03               13.45
EQSB         -         NM          0.38        7.31       0.26            32.66             0.75               14.84
ESBK         0.66     124.96       0.69       10.95       0.82            90.95             0.39                6.13
ESX          1.06     119.50       1.92       24.53       1.27            51.58             0.12                1.41
ETFS         0.66      68.42       0.33        1.90       0.45            68.42             0.64                3.48
FAB          0.37     324.39       0.35        3.14       1.19           263.67             0.17                1.49
FBBC         0.11     112.78       0.09        0.87       0.12           112.78             1.08               10.25
FBCI         0.43      29.54      NA          NA          0.13            NA                0.22                2.11
FBCV         1.26      49.69       1.23       13.68       0.63            31.23             0.74                8.86
FBER         1.57     148.98       0.75        5.53       2.34           140.88             0.78                5.26
FBHC         0.84     120.69       0.47        6.88       1.02           114.18             0.67               10.68
FBNW         0.39     187.17       0.63        3.9        0.74            90.64             0.92                8.82
FBSI         0.04     905.26       0.04        0.25       0.37            76.11             1.16                8.38
FCB          -         NM          0.00        0.00       0.83            NM                1.00                4.04
FCBF         0.29     305.09       0.26        1.82       0.89           269.82             1.12                7.50
FCME         0.61     408.74       0.49        4.84       2.47           325.79             0.84                8.72
FDEF         0.31     196.78       0.33        1.78       0.6            140.92             0.96                4.69
FED          0.91     287.76       0.96       18.00       2.62           210.84             0.56               11.25
FESX         0.77     190.66       0.54        7.07       1.47           164.26             0.82               11.18
FFBA         0.18     223.19       0.15        1.12       0.40           201.71             1.31                9.92
FFBH         1.14      24.13       0.94        6.22       0.27            23.21             1.03                6.76
FFBI         1.50      64.36       1.00       10.81       0.97            64.36             0.14                1.65
FFBS         0.04      NM          0.03        0.17       0.59            72.88             1.41                7.42
FFBZ         0.66     166.83       0.57        7.55       1.10           149.74             0.97               12.67
FFCH         0.86      95.05       1.35       20.92       0.82            48.83             0.88               14.21
FFDB         0.92     103.21       0.99       10.19       0.95            45.57             0.96                9.89
FFDF         0.07     642.86       0.05        0.19       0.42           642.86             1.83                7.49
FFED         0.34     299.50       0.30        4.11       1.01           240.48             0.73               12.62
FFES         1.23     108.72       0.25        3.64       1.33            88.43             0.57                8.80
FFFD        NA         NA         NA          NA          1.11            NA                1.86                7.94
FFFL         0.47      58.82       0.40        4.82       0.28            51.95             0.67                7.63
FFHH         0.30     108.91       0.22        1.98       0.32           102.41             0.83                7.24
FFHS         0.47     139.04       0.32        3.44       0.66            76.37             0.74                8.24
FFIC         0.41     263.38       0.27        2.12       1.07           223.94             0.92                6.33
FFKY         -         NM          0.07        0.49       0.52            98.79             1.63               11.94
FFLC         0.08     695.87       0.19        1.46       0.53           224.83             1.00                7.18
FFOH         0.23     167.81       0.18        1.54       0.38           167.81             0.93                7.22

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                   Page 11 of 40

                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.            6.37          6.24        2.22         7.23             6.66            15.10
FFSL    First Independence Corp.                 9.99          9.99        0.00         8.51            10.58            19.87
FFSX    First Fed SB of Siouxland(MHC)           8.85          8.79        0.77         8.73             9.22            17.24
FFWC    FFW Corp.                                9.57          8.81        8.81         6.75             9.95            12.05
FFWD    Wood Bancorp Inc.                       12.80         12.80        0.00         9.41            13.16            15.76
FFYF    FFY Financial Corp.                     13.59         13.59        0.00         9.16            14.06            16.26
FGHC    First Georgia Holding Inc.               8.30          7.75        7.25         8.24             8.92            10.14
FIBC    Financial Bancorp Inc.                   8.93          8.90        0.44         6.58             9.43            17.93
FISB    First Indiana Corp.                      9.49          9.39        1.15         8.37            10.87            12.05
FKFS    First Keystone Financial                 6.62          6.62        0.00         8.42             7.07            20.51
FKKY    Frankfort First Bancorp Inc.            16.96         16.96        0.00        18.83            17.04            36.55
FLAG    FLAG Financial Corp.                     8.90          8.90        0.00         8.90             9.81            14.90
FLFC    First Liberty Financial Corp.            7.59          6.95        9.11         7.60             8.56            11.61
FLGS    Flagstar Bancorp Inc.                    6.66          6.44        3.57         5.62             6.95            11.74
FLKY    First Lancaster Bancshares              28.50         28.50        0.00        27.40            28.81            39.80
FMBD    First Mutual Bancorp Inc.               13.84         10.97       23.33        18.91            14.21            19.56
FMCO    FMS Financial Corp.                      6.19          6.12        1.21         7.05             6.69            15.85
FMSB    First Mutual Savings Bank                6.88          6.88        0.00        NA                7.97            NA
FNGB    First Northern Capital Corp.            11.06         11.06        0.00        10.19            11.53            16.65
FOBC    Fed One Bancorp                         11.06         10.65        4.21         9.80            11.47            24.50
FPRY    First Financial Bancorp                  6.35          6.35        0.00         6.20             7.00            10.80
FSBI    Fidelity Bancorp Inc.                    6.84          6.84        0.00         9.05             7.35            18.98
FSFF    First SecurityFed Financial             29.09         29.02        0.32        21.60            29.67            42.80
FSLA    First Savings Bank (MHC)                 9.69          8.93        8.66         8.86            10.27            22.44
FSNJ    Bayonne Bancshares Inc.                 15.75         15.75        0.00        12.17            16.24            34.91
FSPG    First Home Bancorp Inc.                  6.95          6.86        1.38         6.60             7.62            16.55
FSPT    FirstSpartan Financial Corp.            26.40         26.40        0.00        19.00            26.79            31.57
FSSB    First FS&LA of San Bernardino            4.33          4.18        3.63         4.29             5.38             8.52
FSTC    First Citizens Corp.                    10.09          8.24       20.03         8.20            11.20            12.56
FTF     Texarkana First Financial Corp          15.15         15.15        0.00        15.11            15.78            25.68
FTFC    First Federal Capital Corp.              7.08          6.72        5.41         6.39             7.58            12.23
FTNB    Fulton Bancorp Inc.                     23.98         23.98        0.00        16.20            24.89            29.60
FTSB    Fort Thomas Financial Corp.             15.82         15.82        0.00        15.04            16.29            24.15
FWWB    First SB of Washington Bancorp          13.38         12.51        7.39        12.63            14.03            23.03
GAF     GA Financial Inc.                       14.81         14.69        0.94        12.59            14.98            33.76
GDW     Golden West Financial                    6.81          6.81        0.00         6.47             7.40            13.14
GFCO    Glenway Financial Corp.                  9.29          9.20        1.05         8.40             9.61            13.80
GFED    Guaranty Federal Bcshs Inc.             30.15         30.15        0.00        29.06            31.10            51.14
GLMR    Gilmer Financial Svcs, Inc.              9.02          9.02        0.00         8.80             9.75            19.20
GOSB    GSB Financial Corp.                     28.44         28.44        0.00        20.10            28.57            40.64
GPT     GreenPoint Financial Corp.               9.70          5.54       45.46         7.08            10.54            15.49
GSB     Golden State Bancorp Inc.                6.76          6.20        8.73         6.10             7.73            12.18
GSBC    Great Southern Bancorp Inc.              8.74          8.68        0.81         7.50            10.85            11.20
GSFC    Green Street Financial Corp.            35.23         35.23        0.00        35.23            35.37            79.66
GSLA    GS Financial Corp.                      42.66         42.66        0.00        31.82            42.97            78.93
GTPS    Great American Bancorp                  19.93         19.93        0.00        NA               20.28            NA
GUPB    GFSB Bancorp Inc.                       12.50         12.50        0.00        NA               12.82            NA
HALL    Hallmark Capital Corp.                   7.62          7.62        0.00         6.70             8.12            12.32
HARBD   Harbor Florida Bancshares Inc.           8.93          8.68        2.97         7.69             9.94            15.52
HARL    Harleysville Savings Bank                6.81          6.81        0.00         6.82             7.37            14.24
HARS    Harris Financial Inc. (MHC)              8.12          7.31       10.85         6.81             8.51            13.65
HAVN    Haven Bancorp Inc.                       5.72          5.70        0.28         6.42             6.35            14.04
HBBI    Home Building Bancorp                   14.06         14.06        0.00        10.77            14.26            21.56
HBEI    Home Bancorp of Elgin Inc.              27.00         27.00        0.00        20.88            27.31            37.23
HBFW    Home Bancorp                            12.15         12.15        0.00         9.71            12.55            20.66
HBNK    Highland Bancorp Inc.                    7.55          7.55        0.00         6.85             9.16            10.65
HBS     Haywood Bancshares Inc.                 14.45         14.04        3.28        13.91            14.93            27.68
HCBB    HCB Bancshares Inc.                     18.65         18.12        3.49        13.80            19.38            29.80
HCBC    High Country Bancorp Inc.               20.47         20.47        0.00        14.70            21.22            24.53
HCFC    Home City Financial Corp.               19.49         19.49        0.00        15.20            20.12            26.59
HEMT    HF Bancorp Inc.                          7.87          6.70       15.90         6.17             8.24            15.58
HFBC    HopFed Bancorp Inc.                      9.27          9.27        0.00         7.98             9.39            21.95
HFFB    Harrodsburg First Fin Bancorp           26.73         26.73        0.00        22.50            27.05            43.10
HFFC    HF Financial Corp.                       9.58          9.58        0.00         7.47            10.45            12.77

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
FFPB         0.56      80.21       0.52        8.22       0.45            53.27             0.57                8.53
FFSL         1.15      70.91       0.89        8.90       0.81            40.91             0.65                6.26
FFSX         0.19     257.66       0.14        1.62       0.49           195.85             0.74                8.70
FFWC         0.33     168.93       0.31        3.28       0.56           120.30             1.03               10.50
FFWD         -         NM          0.02        0.14       0.44            93.94             1.44               11.43
FFYF         0.82      74.80       0.62        4.57       0.61            74.80             1.29                9.34
FGHC         1.59      44.40       1.64       19.79       0.71            12.42             1.12               13.49
FIBC         1.15      83.07       1.89       21.11       0.95            25.52             0.93                9.85
FISB         1.34     121.60       1.38       14.60       1.63           100.34             1.17               12.16
FKFS         1.29      66.39       1.15       17.38       0.86            38.88             0.81               11.60
FKKY         -         NM          0.00        0.00       0.08            71.94             0.18                0.84
FLAG        NA         NA         NA          NA          1.31            NA                0.88                9.55
FLFC         0.81     168.99       1.00       13.21       1.37            96.64             0.76               10.16
FLGS         2.67      12.41       3.29       49.43       0.33             8.79             1.29               20.69
FLKY         1.55      21.68       2.25        7.88       0.34             8.62             1.17                3.64
FMBD         0.15     302.11       0.13        0.93       0.46            92.09             0.24                1.79
FMCO         1.41      72.62       0.86       13.91       1.03            57.98             0.98               15.11
FMSB         -         NM          0.00        0.00       1.33           720.77             1.05               15.58
FNGB         0.07     722.05       0.09        0.80       0.53           535.75             0.94                8.38
FOBC         0.37     241.60       0.17        1.55       0.88           111.94             0.92                8.18
FPRY        NA         NA         NA          NA          0.84            NA                0.57                8.95
FSBI         0.29     362.66       0.15        2.15       1.04           349.48             0.78               11.40
FSFF         0.05      NM          0.03        0.10       0.97           124.86             0.64                4.66
FSLA         0.71     143.66       0.54        5.53       1.03            98.01             0.90                9.55
FSNJ         2.09      60.45       0.90        5.71       1.27            48.09             0.45                4.04
FSPG         1.20     107.68       0.78       11.27       1.29            85.83             0.92               13.68
FSPT         0.33     144.54       0.28        1.04       0.48            82.73             1.24                6.93
FSSB         1.43     102.26       2.31       53.29       1.47            45.41            (1.18)             (24.70)
FSTC         1.45     100.93       1.12       11.11       1.46            99.21             1.88               19.41
FTF          -         NM          0.07        0.49       0.76           377.18             1.74               11.13
FTFC         0.35     173.2        0.32        4.48       0.61           155.81             1.13               17.20
FTNB         1.10     100.10       1.05        4.38       1.10            86.26             1.26                5.09
FTSB         2.22      23.24       2.04       12.88       0.52            23.24             1.23                7.53
FWWB         0.11     914.11       0.19        1.42       0.97           263.53             1.21                8.47
GAF          0.56      76.28       0.22        1.49       0.43            76.28             1.15                7.19
GDW          1.08      64.56       1.07       15.68       0.70            55.16             0.91               14.14
GFCO         0.05     718.38       0.06        0.64       0.38           542.78             0.83                8.78
GFED         0.52     237.08       0.61        2.02       1.24           154.73             1.02                7.19
GLMR         2.51      51.93       1.65       18.25       1.30            44.52             0.06                0.59
GOSB         0.17     137.39       0.10        0.35       0.23           137.39             0.64                3.79
GPT          3.99      30.70       2.9        29.86       1.22            28.75             1.12               11.00
GSB          1.04     125.35       1.08       15.92       1.31            90.12             0.66               10.22
GSBC         1.60     155.26       1.84       20.99       2.48           114.98             1.90               22.00
GSFC         0.10     197.67       0.07        0.20       0.20           197.67             1.60                4.48
GSLA         -         NM          0.00        0.00       0.76           246.99             1.38                3.34
GTPS         NA         NA         NA          NA         0.44           126.79             0.63                3.02
GUPB         0.44     132.26       0.24        1.95       0.58           132.26             0.89                6.11
HALL         0.13     563.39       0.09        1.20       0.71           471.85             0.67                9.31
HARBD        0.37     355.94       0.51        5.69       1.31           197.92             1.28               15.29
HARL         -         NM          0.00        0.02       0.78            NM                1.02               15.63
HARS         0.76     124.14       0.62        7.63       0.94            63.10             0.89               10.80
HAVN         1.09      99.97       0.66       11.51       1.09            96.47             0.62               10.41
HBBI         0.99      29.02       0.67        4.79       0.29            29.02             0.75                5.70
HBEI         0.32     110.49       0.35        1.31       0.35            85.19             0.80                2.93
HBFW         -         NM          0           0          0.47           464.55             0.86                6.54
HBNK         2.09      96.94       1.94       25.70       2.03            82.92             1.20               16.17
HBS          0.51     126.76       0.54        3.74       0.64            89.14             1.26                9.12
HCBB         0.44     323.01       0.23        1.24       1.42           316.88             0.30                2.00
HCBC         0.52     177.96       0.42        2.03       0.93           177.96            NA                  NA
HCFC         0.41     174.52       0.36        1.85       0.72           174.52             1.39                9.15
HEMT         1.45      46.07       1.38       17.49       0.67            27.21             0.03                0.43
HFBC         -         NM          0           0.00       0.23            93.93             0.77                8.99
HFFB         -         NM          0           0          0.41            70.72             1.36                5.06
HFFC         0.35     324.37       0.33        3.44       1.14           241.11             1.07               11.48

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                   Page 12 of 40


                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
HFGI    Harrington Financial Group               4.47          4.47        0.00         6.08             4.51            26.82
HFNC    HFNC Financial Corp.                    18.24         18.24        0.00        16.20            19.03            30.60
HFSA    Hardin Bancorp Inc.                     11.34         11.34        0.00        10.32            11.54            20.84
HFWA    Heritage Financial Corp.                 8.82          8.82        0.00        10.90             9.67            15.80
HHFC    Harvest Home Financial Corp.            11.12         11.12        0.00        NA               11.25            NA
HIFS    Hingham Instit. for Savings              9.60          9.60        0.00         9.80            10.30            15.66
HLFC    Home Loan Financial Corp.               17.59         17.59        0.00        17.59            17.88            30.12
HMLK    Hemlock Federal Financial Corp          17.22         17.22        0.00        NA               17.66            NA
HMNF    HMN Financial Inc.                      12.22         11.45        7.16        NA               12.62            NA
HOMF    Home Federal Bancorp                     8.80          8.58        2.80         8.20             9.36            12.41
HPBC    Home Port Bancorp Inc.                  10.51         10.51        0.00        10.51            11.76            18.59
HRBF    Harbor Federal Bancorp Inc.             12.49         12.49        0.00         9.41            12.68            21.79
HRZB    Horizon Financial Corp.                 15.93         15.93        0.00        15.90            16.60            29.25
HTHR    Hawthorne Financial Corp.                4.56          4.56        0.00         7.55             5.99            11.48
HWEN    Home Financial Bancorp                  16.99         16.99        0.00        14.40            17.62            25.50
HZFS    Horizon Financial Svcs Corp.            10.16         10.16        0.00         7.48            10.59            13.76
IBSF    IBS Financial Corp.                     17.74         17.74        0.00        17.58            17.89            61.69
ICBC    Independence Comm. Bank Corp.            8.67          7.28       17.35         7.30             9.55            11.90
IFSB    Independence Federal Svgs Bank           7.15          6.47       10.09         6.20             7.37            16.20
INBI    Industrial Bancorp Inc.                 16.72         16.72        0.00         9.86            17.20            19.03
INCB    Indiana Community Bank SB               12.15         12.15        0.00        NA               12.85            NA
IPSW    Ipswich Savings Bank                     5.21          5.21        0.00         5.40             5.94            10.81
ITLA    ITLA Capital Corp.                       9.78          9.75        0.34         9.61            10.98            12.67
IWBK    InterWest Bancorp Inc.                   6.73          6.62        1.68         6.56             7.16            13.89
JOAC    Joachim Bancorp Inc.                    28.91         28.91        0.00        24.20            29.13            48.40
JSB     JSB Financial Inc.                      23.94         23.94        0.00        NA               24.32            NA
JSBA    Jefferson Savings Bancorp                9.39          7.61       20.51         7.80            10.05            14.43
JXSB    Jacksonville Savings Bk (MHC)           10.41         10.41        0.00        10.36            10.81            15.24
JXVL    Jacksonville Bancorp Inc.               14.63         14.63        0.00        NA               15.12            NA
KFBI    Klamath First Bancorp                   15.07         13.96        8.62        11.44            15.22            24.34
KNK     Kankakee Bancorp Inc.                   11.01         10.45        5.72         9.00            11.63            16.30
KSAV    KS Bancorp Inc.                         12.81         12.81        0.02        NA               13.10            12.03
KSBK    KSB Bancorp Inc.                         7.56          7.25        4.47        NA                8.44            NA
KYF     Kentucky First Bancorp Inc.             17.02         17.02        0.00        14.50            17.47            27.06
LARK    Landmark Bancshares Inc.                14.09         14.09        0.00        10.77            14.54            22.68
LARL    Laurel Capital Group Inc.               10.57         10.57        0.00        10.33            11.42            21.21
LFBI    Little Falls Bancorp Inc.               11.66         10.88        7.46         8.10            12.01            23.83
LFCO    Life Financial Corp.                    13.31         13.31        0.00         5.30            13.94            10.32
LFED    Leeds Federal Bankshares (MHC)          16.63         16.63        0.00        16.19            16.82            32.64
LISB    Long Island Bancorp Inc.                 9.18          9.10        0.89         7.37             9.73            15.81
LOGN    Logansport Financial Corp.              19.21         19.21        0.00        19.10            19.49            35.37
LONF    London Financial Corp.                  13.76         13.76        0.00        16.00            14.24            31.48
LSBI    LSB Financial Corp.                      8.58          8.58        0.00         8.01             9.30            11.98
LSBX    Lawrence Savings Bank                   10.45         10.45        0.00         9.85            11.33            18.14
LVSB    Lakeview Financial Corp.                 9.65          8.06       17.96         7.90            10.38            14.00
LXMO    Lexington B&L Financial Corp.           18.34         17.39        6.24        21.80            18.98            40.10
MAFB    MAF Bancorp Inc.                         7.62          6.77       11.89         6.88             8.07            14.34
MARN    Marion Capital Holdings                 20.78         20.43        2.15        18.74            21.85            29.81
MASB    MASSBANK Corp.                          11.21         11.07        1.43        10.15            11.47            35.01
MBB     MSB Bancorp Inc.                         9.77          6.19       39.01         6.15            10.14            12.79
MBBC    Monterey Bay Bancorp Inc.               11.75         11.04        6.74         9.40            12.15            17.24
MBLF    MBLA Financial Corp.                    12.68         12.68        0.00        11.88            12.98            32.10
MBSP    Mitchell Bancorp Inc.                   40.13         40.13        0.00        32.30            40.65            57.00
MCBN    Mid-Coast Bancorp Inc.                   8.34          8.34        0.00         8.01             8.86            14.92
MDBK    Medford Bancorp Inc.                     8.94          8.46        5.89         8.46             9.53            15.75
MECH    MECH Financial Inc.                      9.92          9.92        0.00        NA               11.50            NA
MERI    Meritrust Federal SB                     8.50          8.50        0.00         8.68             8.71            18.08
METF    Metropolitan Financial Corp.             3.96          3.65        8.15         5.47             4.57             8.39
MFBC    MFB Corp.                               12.70         12.70        0.00        12.30            12.84            24.68
MFFC    Milton Federal Financial Corp.          11.84         11.84        0.00        10.02            12.07            21.77
MFLR    Mayflower Co-operative Bank              9.75          9.62        1.52         9.75            10.62            15.55
MFSL    Maryland Federal Bancorp                 8.66          8.58        1.04         8.08             9.06            16.13
MIFC    Mid-Iowa Financial Corp.                 9.36          9.35        0.09         7.58             9.58            18.81
MIVI    Mississippi View Holding Co.            18.18         18.18        0.00        16.36            19.44            33.09

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
HFGI         0.27      69.97       0.18        3.96       0.19            21.99             0.20                3.99
HFNC         0.62     157.77       0.79        4.33       0.98           100.96             1.22                5.96
HFSA         0.36     106.88       0.19        1.67       0.39           106.88             0.76                6.06
HFWA         0.16     817.44       0.10        1.19       1.30           817.44            NA                  NA
HHFC         0.07     393.33       0.03        0.29       0.27           393.33             0.67                5.73
HIFS         0.98      91.33       0.77        7.99       0.89            91.33             1.26               13.00
HLFC         -         NM          0.00        0.00       0.33           463.16             1.35                7.73
HMLK         0.33     301.56       0.15        0.84       1.01           301.56             0.58                4.44
HMNF        NA         NA         NA          NA          0.61           340.52             0.98                6.79
HOMF         0.64     104.49       0.55        6.25       0.67           101.25             1.38               16.20
HPBC         -         NM          0           0          1.47            NM                1.68               15.77
HRBF         0.83      37.43       0.53        4.21       0.31            37.43             0.75                5.77
HRZB         -         NM          0           0          0.84            NM                1.57               10.05
HTHR        NA         NA         NA          NA          1.56            NA                1.08               22.30
HWEN         1.23      64.10       1.63        9.61       0.79            38.73             0.81                4.55
HZFS         1.29      52.34       0.96        9.45       0.67            44.55             0.85                8.36
IBSF         0.38     130.18       0.11        0.64       0.49           130.18             0.79                4.36
ICBC         0.40     307.47       0.29        3.38       1.24           126.32            NA                  NA
IFSB        NA         NA         NA          NA          0.39            NA                0.59                8.70
INBI         0.23     236.04       0.23        1.35       0.54           155.81             1.48                8.38
INCB        NA         NA         NA          NA          0.94            NA                0.52                4.28
IPSW         0.55     176.11       0.95       18.29       0.96            77.31             1.18               20.68
ITLA         1.02     146.16       1.21       12.36       1.50            99.19             1.46               13.23
IWBK         0.56     132.39       0.69       10.26       0.74            62.65             1.09               16.51
JOAC         0.29     102.74       0.21        0.74       0.30            89.29             0.75                2.62
JSB         NA         NA         NA          NA          0.58            NA                2.43               10.55
JSBA         0.60     145.69       0.8         8.49       0.88            82.88             0.81                9.49
JXSB         1.17      43.32       0.94        9.05       0.51            42.01             0.59                5.69
JXVL         0.63     104.86       0.70        4.81       0.66            70.27             1.49                9.90
KFBI         0.03     932.65       0.02        0.1        0.24           932.65             1.07                6.11
KNK          0.72     122.13       0.89        8.10       0.88            49.02             0.87                8.04
KSAV         0.53      64.74       0.44        3.44       0.34            64.74             1.09                8.37
KSBK        NA         NA         NA          NA          1.12            NA                1.08               14.51
KYF          0.07      NM          0.04        0.22       0.77           348.65             1.13                6.77
LARK         0.07     949.09       0.15        1.08       0.62           151.09             1.08                7.63
LARL         0.54     225.09       0.42        3.96       1.22           203.92             1.40               13.45
LFBI         0.87      90.97       0.57        4.93       0.79            61.86             0.60                4.74
LFCO         1.60      50.2        1.59       11.98       0.8             39.19             3.61               31.20
LFED         0.05     566.67       0.03        0.20       0.30           453.33             1.21                7.36
LISB         1.24      73.47       0.89        9.66       0.91            62.67             0.86                9.45
LOGN         0.67      56.84       0.62        3.25       0.38            45.62             1.50                7.71
LONF         0.26     238.16       0.20        1.46       0.62           238.16             1.08                5.62
LSBI         1.16      70.58       1.01       11.81       0.82            70.58             0.80                9.09
LSBX         0.64     298.58       0.52        4.95       1.91           168.85             2.31               25.64
LVSB         1.74      81.82       1.27       13.11       1.42            57.56             1.43               13.46
LXMO         0.79     119.11       0.54        2.93       0.94           119.11             1.14                4.35
MAFB         0.31     182.92       0.26        3.40       0.57           138.86             1.14               14.69
MARN         1.24     104.88       1.43        6.91       1.30            74.17             1.58                7.09
MASB         0.65     131.79       0.19        1.71       0.86           131.79             1.12               10.51
MBB          2.51      28.39       1.61       16.49       0.71            22.76             0.29                3.11
MBBC         0.88      71.14       0.65        5.56       0.63            62.58             0.43                3.87
MBLF         0.81      62.09       0.48        3.75       0.51            62.09             0.81                6.31
MBSP         1.88      34.31       1.77        4.41       0.64            29.42             1.51                3.62
MCBN         0.93      71.43       0.85       10.25       0.66            48.53             0.75                8.91
MDBK         0.30     390.09       0.16        1.75       1.17           379.54             1.05               11.81
MECH         0.68     351.65       0.58        5.87       2.39           270.14             1.61               15.99
MERI         0.32     128.24       0.20        2.31       0.41            62.38             1.18               14.45
METF         0.39     203.47       0.52       13.09       0.79           108.45             0.69               17.58
MFBC         -         NM          0.00        0.00       0.18           162.45             0.83                6.04
MFFC         0.14     243.72       0.09        0.77       0.35            83.77             0.65                4.87
MFLR         1.12     132.79       0.65        6.68       1.49           124.95             1.11               11.51
MFSL         0.35     135.21       0.42        4.88       0.47            65.66             0.82                9.73
MIFC         0.39     105.32       0.21        2.23       0.41           105.32             1.21               13.06
MIVI         0.65     290.24       0.43        2.38       1.90           225.65             1.08                6.37

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                   Page 13 of 40


                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
MONT    Montgomery Financial Corp.              18.60         18.60        0.00        14.32            18.78            21.92
MRKF    Market Financial Corp.                  35.56         35.56        0.00        23.72            35.65            64.07
MSBF    MSB Financial Inc.                      16.86         16.86        0.00        12.51            17.29            21.21
MSBK    Mutual Savings Bank FSB                  5.09          5.09        0.00         5.15             5.39            12.35
MWBI    Midwest Bancshares Inc.                  7.23          7.23        0.00         6.42             7.61            14.82
MWBX    MetroWest Bank                           7.35          7.35        0.00         7.49             8.69            11.25
MYST    Mystic Financial Inc.                    6.36          6.36        0.00         6.23             6.93            11.37
NASB    NASB Financial Inc.                      8.49          8.26        2.92         8.40             9.35            14.00
NBN     Northeast Bancorp                        8.26          7.58        9.00         7.58             9.26            12.34
NBSI    North Bancshares Inc.                   13.49         13.49        0.00        10.86            13.66            24.65
NEIB    Northeast Indiana Bancorp               13.69         13.69        0.00        11.90            14.29            19.80
NEP     Northeast PA Financial Corp.             7.63          7.63        0.00         7.20             8.02            14.80
NHTB    New Hampshire Thrift Bncshrs             8.04          7.03       13.54         6.47             9.00            11.86
NMSB    NewMil Bancorp Inc.                      9.32          9.32        0.00        10.35            10.88            20.27
NSLB    NS&L Bancorp Inc.                       19.74         19.62        0.73        15.70            19.82            34.30
NSSY    NSS Bancorp Inc.                         8.14          7.92        2.94         7.80             9.10            15.87
NTBK    Net.B@nk Inc.                           36.60         36.60        0.00        28.30            37.08            47.8
NTMG    Nutmeg Federal S&LA                      8.25          8.25        0.00         8.15             8.73            13.42
NWEQ    Northwest Equity Corp.                  11.61         11.61        0.00         8.86            12.08            13.93
NWSB    Northwest Bancorp Inc. (MHC)             9.25          8.29       11.26         8.32             9.87            16.77
OCFC    Ocean Financial Corp.                   14.27         14.27        0           11.91            14.7             29.90
OCN     Ocwen Financial Corp.                   13.67         13.23        3.71        10.66            14.56            14.83
OFCP    Ottawa Financial Corp.                   8.62          7.13       18.66         6.78             8.99            11.34
OHSL    OHSL Financial Corp.                    10.90         10.90        0.00         8.77            11.12            17.26
OSFS    Ohio State Financial Services           27.08         27.08        0.00        27.08            27.45            46.45
OTFC    Oregon Trail Financial Corp.            25.85         25.85        0.00        18.06            26.17            35.78
PBCI    Pamrapo Bancorp Inc.                    12.88         12.81        0.62        11.67            13.54            25.15
PBCT    People's Bank (MHC)                      8.67          8.63        0.52         8.80             9.72            13.00
PBHC    Pathfinder Bancorp Inc. (MHC)           11.99         10.34       15.29         8.57            12.41            14.47
PBKB    People's Bancshares Inc.                 3.95          3.81        3.81        NA                4.51            NA
PCBC    Perry County Financial Corp.            19.24         19.24        0.00        16.00            19.27            70.20
PDB     Piedmont Bancorp Inc.                   16.18         16.18        0.00        15.03            16.85            28.18
PEDE    Great Pee Dee Bancorp                   42.85         42.85        0.00        NA               43.29            NA
PEEK    Peekskill Financial Corp.               25.24         25.24        0.00        NA               25.59            NA
PERM    Permanent Bancorp Inc.                  10.00          9.89        1.17         8.95            10.50            22.05
PERT    Perpetual Bank (MHC)                    10.48         10.48        0.00         9.44            11.15            15.57
PFDC    Peoples Bancorp                         15.26         15.26        0.00        12.20            15.57            24.80
PFED    Park Bancorp Inc.                       21.81         21.81        0.00        14.50            22.10            37.80
PFFB    PFF Bancorp Inc.                         9.70          9.62        0.99         8.12            10.64            15.65
PFFC    Peoples Financial Corp.                 18.85         18.85        0.00        16.62            19.03            36.47
PFNC    Progress Financial Corp.                 5.09          4.31       16.05         6.50             5.76            10.00
PFSB    PennFed Financial Services Inc           6.96          6.02       14.31         6.93             7.15            15.20
PFSLD   Pocahontas Bancorp Inc.                  6.36          6.36        0.00         6.36             6.80            16.18
PHBK    Peoples Heritage Finl Group              6.99          5.35       24.84         7.17             7.99            11.95
PHFC    Pittsburgh Home Financial Corp           8.23          8.14        1.19        17.52             8.71            17.52
PHSB    Peoples Home Savings Bk (MHC)           13.14         13.14        0.00        NA               13.78            NA
PKPS    Poughkeepsie Financial Corp.             8.29          8.29        0.00         6.95             9.37            11.62
PLSK    Pulaski Savings Bank (MHC)              11.93         11.93        0.00        11.93            12.44            28.28
PMFI    Perpetual Midwest Financial              8.92          8.92        0.00         8.19             9.67            12.23
PRBC    Prestige Bancorp Inc.                   10.91         10.91        0.00         8.83            11.19            18.78
PROV    Provident Financial Holdings            11.58         11.58        0.00         8.63            12.41            14.32
PSBK    Progressive Bank Inc.                    8.88          8.12        9.33         7.98             9.99            15.79
PSFC    Peoples-Sidney Financial Corp.          24.74         24.74        0.00        16.70            25.13            27.10
PSFI    PS Financial Inc.                       26.28         26.28        0.00        25.86            26.50            65.39
PTRS    Potters Financial Corp.                  8.97          8.97        0.00         7.93            10.72            17.28
PULB    Pulaski Bank, Svgs Bank (MHC)           13.41         13.41        0.00        13.38            13.78            26.90
PULS    Pulse Bancorp                            8.20          8.20        0.00         7.51             8.63            26.88
PVFC    PVF Capital Corp.                        7.28          7.28        0.00         7.32             7.98            10.53
PVSA    Parkvale Financial Corp.                 7.91          7.87        0.56         7.27             9.33            14.28
PWBC    PennFirst Bancorp Inc.                   7.52          6.76       10.91         6.80             8.05            19.98
PWBK    Pennwood Bancorp Inc.                   17.98         17.98        0.00        17.98            18.50            32.39
QCBC    Quaker City Bancorp Inc.                 8.63          8.63        0.00         7.30             9.56            13.19
QCFB    QCF Bancorp Inc.                        17.57         17.57        0.00        NA               18.41            NA
QCSB    Queens County Bancorp Inc.              10.64         10.64        0.00         9.30            11.22            15.26

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
MONT         0.67      29.14       0.75        4.02       0.19            22.34             0.73                4.61
MRKF         -         NM          0.00        0.00       0.18            26.94             1.04                3.15
MSBF         0.02      NM          0.02        0.12       0.46            51.31             1.51                8.83
MSBK         0.08     754.41       0.07        1.38       0.62           434.66            (1.40)             (24.99)
MWBI         0.84      73.86       0.73       10.15       0.62            52.45             0.87               12.56
MWBX         0.62     287.10       0.58        7.90       1.78           130.81             1.33               17.94
MYST         0.29     315.24       0.18        2.86       0.91           315.24            NA                  NA
NASB         2.93      33.69       3.07       36.15       0.99            27.86             1.67               21.15
NBN          1.29      94.16       1.24       15.04       1.21            80.05             0.66                8.47
NBSI         -         NM          0.00        0.00       0.26            NM                0.53                3.70
NEIB         0.66     102.40       0.59        4.30       0.68           101.79             1.21                8.12
NEP         NA         NA         NA          NA          0.56           135.14            NA                  NA
NHTB         0.34     349.43       0.44        5.45       1.18           146.88             0.88               11.44
NMSB         1.51     214.55       0.78        8.39       3.24           172.67             0.87                8.49
NSLB         0.02     612.50       0.01        0.07       0.14            36.57             0.72                3.63
NSSY         1.69      86.23       1.14       14.03       1.46            73.30             0.94               11.68
NTBK         -         NM          0           0          1.01            NM              (15.77)             (38.02)
NTMG         0.71      76.74       1.17       14.15       0.55            30.83             0.68                9.71
NWEQ         1.43      40.58       1.33       11.47       0.58            35.37             1.06                9.14
NWSB         0.72     117.54       0.72        7.83       0.85            86.28             0.94                9.80
OCFC         0.70     119.03       0.45        3.13       0.84            97.91             0.97                6.00
OCN          1.19     119.81       6.19       45.26       1.43            14.31             2.78               27.22
OFCP         0.28     158.32       0.27        3.09       0.44           109.69             0.87                9.93
OHSL         0.04     688.31       0.03        0.30       0.31            73.10             0.87                7.86
OSFS         0.68      83.93       0.44        1.61       0.57            83.93             0.98                6.13
OTFC         0.30     180.70       0.18        0.69       0.55           180.70            NA                  NA
PBCI         2.36      49.10       1.70       13.18       1.16            29.81             1.37               10.34
PBCT         0.96     163.86       0.68        7.85       1.57           153.86             1.18               13.92
PBHC         1.25      54.12       1.17        9.74       0.68            36.05             0.97                7.94
PBKB         1.03     101.37       0.57       14.41       1.04            98.78             0.83               16.65
PCBC         0.06     277.78       0.01        0.06       0.17           277.78             1.08                5.72
PDB          0.87      93.11       1.13        6.96       0.81            52.20             1.22                7.26
PEDE         0.56     102.58       0.45        1.06       0.57            97.55            NA                  NA
PEEK         2.90      46.24       0.77        3.03       1.34            39.49             1.09                4.23
PERM         1.25      77.05       0.70        7.05       0.97            70.95             0.62                6.54
PERT        NA         NA         NA          NA          1.02            NA                0.78                6.55
PFDC         0.28     133.33       0.25        1.67       0.37           102.04             1.49                9.78
PFED         0.49     147.06       0.23        1.04       0.73           125.00             0.87                3.84
PFFB         1.61      85.46       1.38       14.27       1.38            67.00             0.55                5.32
PFFC         0.02      NM          0.04        0.2        0.25           480.65             0.79                3.27
PFNC         0.63     157.35       0.50        9.83       1.00            63.33             0.92               17.51
PFSB         0.63      44.69       0.55        7.97       0.28            33.00             0.81               11.05
PFSLD        0.26     396.55       0.13        2.08       1.02           194.26             0.63                9.86
PHBK         0.90     155.33       0.75       10.78       1.40           114.30             1.28               16.45
PHFC         2.23      33.93       1.68       20.40       0.76            28.88             0.82                7.53
PHSB         0.80     173.17       0.38        2.93       1.38           146.58             0.79                7.33
PKPS         3.63      38.49       3.32       40.01       1.40            26.72             0.28                3.29
PLSK         0.86     102.47       0.53        4.43       0.89            95.10             0.64                6.01
PMFI         0.43     199.93       0.37        4.19       0.86           193.33             0.49                5.67
PRBC         0.63      65.96       0.43        3.91       0.42            65.96             0.59                5.12
PROV         1.07      90.34       1.41       12.19       0.96            56.25             0.78                5.74
PSBK         1.02     167.65       0.73        8.22       1.71           150.14             0.98               11.46
PSFC         0.94      47.72       0.82        3.33       0.45            34.69             1.14                5.75
PSFI         1.26      39.49       0.54        2.04       0.50            21.91             1.12                2.97
PTRS         0.25      NM          0.17        1.88       2.54            NM                1.00               10.73
PULB        NA         NA         NA          NA          0.46            NA                1.07                8.15
PULS         2.75      60.73       0.85       10.32       1.67            43.79             1.10               13.71
PVFC         0.73     102.9        0.96       13.14       0.75            65.77             1.36               19.17
PVSA         0.47     397.79       0.36        4.49       1.88           397.79             1.07               14.71
PWBC         0.93     151.98       0.45        5.98       1.41           117.30             0.68                8.64
PWBK         1.07      74.85       0.74        4.13       0.80            34.66             0.96                5.14
QCBC         1.41      83.43       1.33       15.40       1.18            70.08             0.73                8.37
QCFB         0.67     288.79       0.39        2.24       1.95           214.67             1.62                9.27
QCSB         0.43     154.61       0.44        4.16       0.67           108.40             1.61               12.95

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                                   Page 14 of 40


                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
RARB    Raritan Bancorp Inc.                     7.56          7.46        1.40         7.33             8.37            13.51
RCBK    Richmond County Financial Corp           9.80          9.69        1.28        NA               10.36            NA
REDF    RedFed Bancorp Inc.                      8.34          8.32        0.35         7.81             9.11            11.94
RELI    Reliance Bancshares Inc.                50.09         50.09        0.00        46.47            50.44            70.12
RELY    Reliance Bancorp Inc.                    8.55          5.99       31.90         5.53             8.94            14.29
RIVR    River Valley Bancorp                    12.72         12.56        1.43        12.47            13.59            20.85
ROSE    TR Financial Corp.                       6.27          6.27        0            6.26             6.66            18.61
RSLN    Roslyn Bancorp Inc.                     17.45         17.38        0.46        12.32            18.12            27.60
RVSB    Riverview Bancorp Inc.                  22.72         22.11        3.49        17.20            23.09            33.90
SBFL    SB of the Finger Lakes (MHC)             8.75          8.75        0.00         8.57             9.22            21.12
SBOS    Boston Bancorp (The)                    12.34         12.34        0.00        10.06            12.45            26.75
SCBS    Southern Community Bancshares           19.89         19.89        0.00        NA               21.02            NA
SCCB    S. Carolina Community Bancshrs          20.68         20.68        0.00        18.30            21.33            38.90
SFED    SFS Bancorp Inc.                        12.29         12.29        0.00        12.28            12.73            23.78
SFFC    StateFed Financial Corp.                17.66         17.66        0.00        10.66            17.91            18.94
SFIN    Statewide Financial Corp.                9.61          9.60        0.16         8.96            10.03            22.93
SFSB    SuburbFed Financial Corp.                6.73          6.71        0.29         5.99             6.93            13.32
SFSL    Security First Corp.                     9.36          9.23        1.50         8.17            10.12            11.33
SGVB    SGV Bancorp Inc.                         7.55          7.45        1.43         6.56             7.88            13.72
SHEN    First Shenango Bancorp Inc.             12.76         12.76        0.00        10.42            13.63            20.25
SHSB    SHS Bancorp Inc.                        13.57         13.57        0.00        10.85            14.08            23.48
SIB     Staten Island Bancorp Inc.              25.87         25.35        2.68        15.01            26.46            36.60
SISB    SIS Bancorp Inc.                         7.24          7.24        0.00         7.17             8.55            13.13
SKAN    Skaneateles Bancorp Inc.                 6.90          6.73        2.70         6.72             7.90            11.31
SKBO    First Carnegie Deposit (MHC)            17.19         17.19        0.00        17.19            17.56            57.80
SMBC    Southern Missouri Bancorp Inc.          16.60         16.60        0.00        13.75            17.08            24.95
SOBI    Sobieski Bancorp Inc.                   14.39         14.39        0.00        10.50            14.62            24.10
SOPN    First Savings Bancorp Inc.              22.77         22.77        0           22.69            22.97            50.03
SOSA    Somerset Savings Bank                    6.65          6.65        0.00         6.76             8.07            10.80
SPBC    St. Paul Bancorp Inc.                    9.17          9.15        0.27         8.61             9.92            17.12
SRN     Southern Banc Co.                       17.37         17.25        0.83        NA               17.44            NA
SSB     Scotland Bancorp Inc.                   24.07         24.07        0.00        20.65            24.48            43.59
SSFC    South Street Financial Corp.            14.90         14.90        0.00        14.43            15.09            41.97
SSM     Stone Street Bancorp Inc.               28.75         28.75        0.00        25.37            29.28            43.23
STFR    St. Francis Capital Corp.                8.27          7.44       10.85         7.41             8.65            12.20
STSA    Sterling Financial Corp.                 5.48          5.09        7.57         7.57             5.96            13.60
SVRN    Sovereign Bancorp Inc.                   5.43          4.66       14.89         5.24             6.06            12.15
SWBI    Southwest Bancshares Inc.               11.96         11.96        0.00         8.20            12.17            13.82
SWCB    Sandwich Bancorp Inc.                    8.10          7.84        3.47         7.77             8.89            14.73
SZB     SouthFirst Bancshares Inc.               9.67          9.45        2.54         8.69            10.15            20.24
THR     Three Rivers Financial Corp.            13.46         13.43        0.34        11.60            13.98            22.42
THRD    TF Financial Corp.                       8.39          7.10       16.52         7.17             8.73            17.41
TPNZ    Tappan Zee Financial Inc.               17.02         17.02        0.00        13.50            17.56            41.70
TRIC    Tri-County Bancorp Inc.                 15.36         15.36        0.00        13.30            15.82            35.01
TSBK    Timberland Bancorp Inc.                  8.68          8.68        0.00        11.15             9.28            16.05
TSBS    Peoples Bancorp Inc. (MHC)              17.18         15.78        9.67        15.76            17.72            26.48
TSH     Teche Holding Co.                       13.54         13.54        0.00        12.21            14.36            22.76
TWIN    Twin City Bancorp                       12.89         12.89        0.00        11.33            13.01            20.61
UBMT    United Financial Corp.                  25.61         25.61        0.00        17.20            25.92            41.90
UCBC    Union Community Bancorp                 32.49         32.49        0.00        22.70            32.69            56.50
UFRM    United Federal Savings Bank              7.23          7.23        0.00         7.21             8.16            10.10
USAB    USABancshares Inc.                       8.43          8.32        1.51        11.00             8.83            11.20
UTBI    United Tennessee Bankshares              7.85          7.85        0.00         6.50             8.54            18.95
VABF    Virginia Beach Fed. Financial            7.16          7.16        0.00         6.96             7.86            12.63
WAMU    Washington Mutual Inc.                   5.47          5.13        6.72        NA                6.17            NA
WAYN    Wayne Savings Bancshares (MHC)           9.48          9.48        0.00         9.10             9.86            17.49
WBST    Webster Financial Corp.                  5.44          4.78       12.80         5.61             6.19            13.41
WCBI    Westco Bancorp Inc.                     15.38         15.38        0.00        13.43            15.66            29.32
WCFB    Webster City Federal SB (MHC)           23.50         23.50        0.00        23.50            23.90            54.01
WEFC    Wells Financial Corp.                   14.71         14.71        0.00        NA               NA               NA
WEHO    Westwood Homestead Fin. Corp.           22.45         22.45        0.00        21.80            22.65            40.36
WES     Westcorp                                 9.35          9.33        0.24         9.48            10.26            12.24
WFI     Winton Financial Corp.                   7.39          7.27        1.84         7.10             7.64            11.10
WFSL    Washington Federal Inc.                 12.90         12.01        7.77        11.08            13.31            20.27

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
RARB         0.34     365.19       0.23        3.06       1.23           349.74             1.02               13.13
RCBK        NA         NA         NA          NA          1.12            NA               NA                  NA
REDF         1.36      62.87       1.69       20.25       0.86            45.34             1.12               13.43
RELI         -         NM          0.00        0.00       0.57            NM                1.07                2.18
RELY         1.15      76.23       0.54        6.35       0.88            69.33             0.90               10.92
RIVR         0.79     133.67       0.71        5.56       1.05           122.47             0.80                6.79
ROSE         0.85      84.84       0.48        7.73       0.72            74.9              0.98               15.86
RSLN         0.65     370.82       0.18        1.06       2.42           362.05             1.01                5.49
RVSB         0.27     218.00       0.17        0.73       0.58           218.00             1.40                9.76
SBFL         0.91     106.00       0.50        5.69       0.96            93.11             0.38                4.03
SBOS         1.41      42.86       0.65        5.23       0.61            18.09             1.89               21.12
SCBS         3.30      52.44       2.17       10.90       1.73            48.64             1.20                5.66
SCCB         1.64      49.66       1.53        7.41       0.81            42.40             1.00                3.95
SFED         0.99      58.58       0.82        6.71       0.58            53.36             0.63                5.04
SFFC         1.89      17.52       1.74        9.86       0.33            14.72             1.27                7.21
SFIN         0.67     126.02       0.4         4.14       0.84            96.26             0.82                8.74
SFSB         0.51      58.49       0.37        5.53       0.30            42.37             0.66               10.03
SFSL         0.48     176.82       0.43        4.62       0.84           176.70             1.37               14.73
SGVB         1.15      36.53       1.23       16.25       0.42            26.58             0.33                4.46
SHEN         1.07     116.66       1.04        8.11       1.25            83.27             1.15               10.20
SHSB         1.77      44.57       1.19        8.80       0.79            43.23             0.08                1.10
SIB          1.94      73.70       0.83        3.20       1.43            71.34             0.70                7.79
SISB         0.76     350.9        0.44        6.12       2.67           279.99             0.68                9.53
SKAN         1.81      65.84       1.89       27.38       1.19            52.90             0.68                9.78
SKBO         1.12      76.50       0.50        2.89       0.85            47.72             0.63                4.49
SMBC         1.07      61.51       0.83        4.98       0.66            58.44             0.85                5.25
SOBI         0.11     259.74       0.26        1.82       0.29            87.34             0.61                3.95
SOPN         0.30     101.34       0.2         0.87       0.30           101.34             1.75                7.43
SOSA         4.89      37.37       4.86       73.11       1.83            29.23             1.16               18.38
SPBC         0.20     533.34       0.17        1.91       1.06           308.50             1.09               12.24
SRN          -         NM          0.00        0.00       0.19            NM                0.47                2.76
SSB          -         NM          0.00        0.00       0.57            NM                1.66                5.21
SSFC         0.30     124.71       0.16        1.06       0.38           118.51             0.85                3.41
SSM          -         NM          0.00        0.00       0.61           193.22             1.45                4.52
STFR         0.42     190.95       0.21        2.59       0.81           126.18             0.78                9.55
STSA         0.45     182.65       0.73       13.34       0.83            65.29             0.56               10.35
SVRN         0.81     112.56       0.63       11.52       0.91            94.38             0.58               10.58
SWBI         0.25     115.50       0.18        1.52       0.29           115.50             1.09                9.94
SWCB         0.63     176.50       0.56        6.95       1.11           140.03             0.98               12.38
SZB          0.35     221.35       0.29        3.02       0.78            37.22             0.57                4.45
THR          1.41      56.61       0.95        7.04       0.80            47.87             0.88                6.45
THRD         0.55     146.82       0.29        3.46       0.80           117.08             0.77                7.39
TPNZ         2.56      45.98       1.19        6.99       1.18            39.34             0.84                4.85
TRIC         -         NM          0.00        0.00       1.01            NM                1.02                6.72
TSBK         2.87      32.79       3.03       34.97       0.94            19.72             1.55               13.76
TSBS         1.18      72.46       0.78        4.54       0.85            68.34             1.18                6.99
TSH          0.44     219.88       0.38        2.84       0.97           215.27             0.98                7.31
TWIN         -         NM          0.08        0.59       0.16           131.58             1.01                7.85
UBMT         -         NM          0.05        0.21       0.80           133.33             1.30                5.39
UCBC         0.07     484.62       0.07        0.23       0.32           257.14             1.38                8.1
UFRM         0.97     114.45       0.91       12.62       1.10            88.10             0.64                8.70
USAB         1.07      70.22       0.57        6.75       0.75            70.22             0.53                4.57
UTBI         -         NM          0.02        0.27       1.29            74.91             0.92               10.50
VABF         0.02      NM          0.40        5.60       0.92            61.96             0.67                9.82
WAMU         0.89     111.49       0.83       15.19       0.99            83.12             0.52                9.21
WAYN         0.13     368.58       0.43        4.58       0.46            83.22             0.75                7.99
WBST         0.96     139.06       0.65       12.00       1.34           114.22             0.53                9.72
WCBI         0.25     147.79       0.19        1.26       0.37           147.79             1.51                9.81
WCFB         -         NM          0.06        0.26       0.70           652.54             1.45                6.18
WEFC        NA         NA         NA          NA         NA               NA                1.09                7.67
WEHO         -         NM          0.00        0.00       0.23           171.61             0.66                2.23
WES          1.06     171.01       0.70        7.49       1.81           129.53             1.04               11.04
WFI          0.07     398.08       0.22        2.94       0.29           100.24             1.09               15.13
WFSL         0.44     126.40       0.60        4.63       0.56            69.21             1.89               15.51

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------
WHGB    WHG Bancshares Corp.                    19.65         19.65        0.00        15.82            19.84            31.97
WOFC    Western Ohio Financial Corp.            14.68         13.85        6.56        11.40            15.73            21.60
WRNB    Warren Bancorp Inc.                     10.79         10.79        0.00         9.21            11.89            12.53
WSB     Washington Savings Bank, FSB             8.67          8.67        0.00         8.16             9.12            21.80
WSBI    Warwick Community Bancorp               10.17         10.17        0.00         9.76            10.63            19.91
WSFS    WSFS Financial Corp.                     5.73          5.69        0.64         6.93             7.37            11.05
WSTR    WesterFed Financial Corp.               10.40          8.62       18.75         7.83            10.88            13.29
WVFC    WVS Financial Corp.                     10.66         10.66        0.00        10.78            11.29            22.03
WYNE    Wayne Bancorp Inc.                      12.57         12.57        0.00        10.33            13.37            23.82
YFCB    Yonkers Financial Corp.                 13.54         13.54        0.00        11.60            13.89            30.79
YFED    York Financial Corp.                     8.86          8.86        0.00         7.70             9.52            12.36
-----------------------------------------  -----------------------------------------------------------------------------------------
        Average                                 12.71         12.47        2.97        10.97            13.32            21.87
        Median                                  10.51         10.45        -            9.16            11.19            17.62

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
             NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
             Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker       (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
WHGB         1.21      19.59       0.95        4.85       0.24            19.59             0.76                3.61
WOFC         0.71     196.59       0.55        3.76       1.39           191.22             0.05                0.34
WRNB         0.44     381.43       0.83        7.68       1.68           132.18             2.03               19.53
WSB         NA         NA         NA          NA          0.99            NA                0.77                9.10
WSBI         1.02      78.04       0.67        6.63       0.80            67.04            NA                  NA
WSFS         1.75     179.85       1.23       21.48       3.15           117.68             1.11               20.25
WSTR         0.44     164.57       0.29        2.82       0.73           136.97             0.78                7.16
WVFC         0.36     312.48       0.2         1.91       1.14           312.48             1.31               10.96
WYNE         1.32      90.76       0.92        7.28       1.20            87.82             0.76                5.63
YFCB         0.96      85.97       0.49        3.63       0.82            71.78             1.05                7.11
YFED         0.08     921.36       1.01       11.41       0.75            29.20             0.95               11.22
-----------------------------------------------------------------------------------------------------------------------
             0.75     180.85       0.65        6.98       0.89           133.75             0.90                8.61
             0.62     122.13       0.49        4.41       0.81            91.33             0.92                8.22

                                    Exhibit 3
                       Selected Data on all Public Thrifts

                                                              Capital as of The Most Recent Quarter
                                           ----------------------------------------------------------------------------------------
                                                             Tangible    Intangible  Regulatory        Equity +      Total Capital/
                                                Equity/      Equity/      Assets/     Core Cap/        Reserves/      Risk Adjusted
                                                Assets     Tang Assets    Equity        Assets           Assets           Assets
Ticker          Short Name                       (%)          (%)                       (%)              (%)              (%)
-----------------------------------------  -----------------------------------------------------------------------------------------

                 Comparable Thrift Data
ATSB     AmTrust Capital Corp.                 10.83         10.73        0.99        10.00            11.55            17.00
CKFB     CKF Bancorp Inc.                      21.89         21.89        0.00        19.59            22.09            34.13
FFBI     First Financial Bancorp Inc.           9.23          9.23        0.00         8.67             9.87            15.38
FFDF     FFD Financial Corp.                   24.06         24.06        0.00        16.40            24.35            32.70
FTSB     Fort Thomas Financial Corp.           15.82         15.82        0.00        15.04            16.29            24.15
HCFC     Home City Financial Corp.             19.49         19.49        0.00        15.20            20.12            26.59
KYF      Kentucky First Bancorp Inc.           17.02         17.02        0.00        14.50            17.47            27.06
LOGN     Logansport Financial Corp.            19.21         19.21        0.00        19.10            19.49            35.37
MSBF     MSB Financial Inc.                    16.86         16.86        0.00        12.51            17.29            21.21
NSLB     NS&L Bancorp Inc.                     19.74         19.62        0.73        15.70            19.82            34.30
PFFC     Peoples Financial Corp.               18.85         18.85        0.00        16.62            19.03            36.47
SFFC     StateFed Financial Corp.              17.66         17.66        0.00        10.66            17.91            18.94
-----------------------------------------  ----------------------------------------------------------------------------------------
         Average                               17.56         17.54        0.14        14.50            17.94            26.94
         Median                                18.26         18.26        0.00        15.12            18.47            26.83
         Maximum                               24.06         24.06        0.99        19.59            24.35            36.47
         Minimum                                9.23          9.23        0.00         8.67             9.87            15.38

MIVI *   Mississippi View Holding Co.          18.18         18.18        0.00        16.36            19.44            33.09
* Pricing data is based upon the last trade
  on NASDAQ, the Bank's
  most current price is $18.50                 (0.08)        (0.08)       0.00         1.24             0.97             6.27
 Variance to the Comparable Median

                                                                                                Profitability as of
                         Asset Quality as of The Most Recent Quarter                         The Most Recent Quarter
          ----------------------------------------------------------------------        --------------------------------
            NPLs/   Reserves/    NPAs/       NPAs/    Reserves/        Reserves/        Return on            Return on
            Loans      NPLs      Assets      Equity     Loans          NPAs + 90        Avg Assets          Avg Equity
Ticker      (%)        (%)        (%)         (%)        (%)              (%)              (%)                  (%)
------    -----------------------------------------------------------------------        -------------------------------
ATSB        2.37      43.83       1.81       16.68       1.04            40.38             0.41                3.87
CKFB        0.12     189.39       0.10        0.48       0.22            42.66             1.82                7.74
FFBI        1.50      64.36       1.00       10.81       0.97            64.36             0.14                1.65
FFDF        0.07     642.86       0.05        0.19       0.42           642.86             1.83                7.49
FTSB        2.22      23.24       2.04       12.88       0.52            23.24             1.23                7.53
HCFC        0.41     174.52       0.36        1.85       0.72           174.52             1.39                9.15
KYF         0.07      NM          0.04        0.22       0.77           348.65             1.13                6.77
LOGN        0.67      56.84       0.62        3.25       0.38            45.62             1.50                7.71
MSBF        0.02      NM          0.02        0.12       0.46            51.31             1.51                8.83
NSLB        0.02     612.50       0.01        0.07       0.14            36.57             0.72                3.63
PFFC        0.02      NM          0.04        0.20       0.25           480.65             0.79                3.27
SFFC        1.89      17.52       1.74        9.86       0.33            14.72             1.27                7.21
----------------------------------------------------------------------------------------------------------------------
             0.78     202.78       0.65        4.72       0.52           163.80             1.15                6.24
             0.27      64.36       0.23        1.17       0.44            48.47             1.25                7.35
             2.37     642.86       2.04       16.68       1.04           642.86             1.83                9.15
             0.02      17.52       0.01        0.07       0.14            14.72             0.14                1.65

             0.65     290.24       0.43        2.38       1.90           225.65             1.08                6.37

             0.39     225.88       0.20        1.22       1.46           177.19            (0.17)              (0.98)

                                   Exhibit 3
                      Selected Data on all Public Thrifts


                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
%CAL   California Federal Bank            2.63       6.91         4.50        2.41         1.02       2.27        62.36      46.37
%CCMD  Chevy Chase Bank, FSB              3.89       7.14         3.89        3.25         5.86       7.60        79.02      41.20
AABC   Access Anytime Bancorp Inc.        3.08       6.77         3.88        2.90         0.65       3.24        91.18      89.20
ABBK   Abington Bancorp Inc.              3.39       7.24         4.01        3.23         0.82       2.67        63.80      54.63
ABCL   Alliance Bancorp                   2.92       7.13         4.32        2.81         1.20       2.62        64.89      49.95
ABCW   Anchor BanCorp Wisconsin           3.10       7.66         4.68        2.97         0.68       2.07        57.34      47.55
AFBC   Advance Financial Bancorp          3.88       7.70         3.92        3.78         0.33       2.72        66.71      63.79
AFCB   Affiliated Community Bancorp       3.35       7.49         4.23        3.26         0.16       1.65        48.43      45.96
AFED   AFSALA Bancorp Inc.                3.56       7.00         3.61        3.39         0.24       2.30        63.33      60.73
AHCI   Ambanc Holding Co.                 3.32       7.23         4.00        3.24         0.21       2.48        69.81      67.82
AHM    H.F. Ahmanson & Co.                2.69       7.12         4.54        2.58         0.53       1.75        49.55      39.19
ALBC   Albion Banc Corp.                  3.56       7.51         4.17        3.34         0.48       2.96        78.97      75.95
ALBK   ALBANK Financial Corp.             3.96       7.39         3.64        3.75         0.38       2.32        52.70      47.95
ALLB   Alliance Bank (MHC)                3.55       7.17         3.74        3.42         0.24       2.37        64.71      62.22
AMFC   AMB Financial Corp.                3.69       7.69         4.08        3.61         0.57       2.89        69.04      64.14
ANA    Acadiana Bancshares Inc.           3.61       7.58         4.05        3.53         0.39       2.19        60.13      55.78
ANDB   Andover Bancorp Inc.               3.22       7.28         4.17        3.10         0.43       1.84        49.95      43.09
ANE    Alliance Bncp of New England       3.57       7.14         3.74        3.40         0.49       2.80        67.15      62.41
ASBI   Ameriana Bancorp                   3.17       7.45         4.40        3.04         0.54       2.27        63.37      56.82
ASBP   ASB Financial Corp.                3.28       7.58         4.35        3.23         0.26       2.12        60.85      57.75
ASFC   Astoria Financial Corp.            2.70       6.98         4.39        2.59         0.18       1.40        45.20      41.32
ATSB   AmTrust Capital Corp.              2.82       7.04         4.35        2.69         0.55       2.87        88.31      85.91
AVND   Avondale Financial Corp.           4.50       8.80         4.62        4.19         0.96       3.73        73.25      67.14
BANC   BankAtlantic Bancorp Inc.          3.75       7.63         4.17        3.46         0.82       2.96        67.01      59.18
BDJI   First Federal Bancorp.             3.30       7.27         4.13        3.13         0.53       2.54        68.86      63.59
BFD    BostonFed Bancorp Inc.             3.40       7.21         3.93        3.27         0.39       2.27        65.01      60.83
BFFC   Big Foot Financial Corp.          NA         NA           NA          NA           NA         NA           NA         NA
BFSB   Bedford Bancshares Inc.            4.03       7.75         3.90        3.86         0.45       2.31        53.74      48.37
BKC    American Bank of Connecticut       3.32       7.23         4.03        3.20         0.57       1.81        45.02      35.13
BKCT   Bancorp Connecticut Inc.           3.80       7.54         3.83        3.71         0.31       2.06        50.86      46.73
BKUNA  BankUnited Financial Corp.         2.00       7.17         5.25        1.93         0.17       1.38        63.22      59.91
BNKU   Bank United Corp.                  2.48       7.27         4.94        2.34         0.49       1.60        55.49      46.09
BPLS   Bank Plus Corp.                    2.28       6.99         4.77        2.22         0.34       2.02        71.75      67.39
BRKL   Brookline Bancorp (MHC)            3.96       7.86         3.92        3.94         0.17       1.14        28.95      25.96
BTHL   Bethel Bancorp                     4.47       8.57         4.34        4.24         0.80       3.89        74.42      69.60
BVCC   Bay View Capital Corp.             2.86       7.74         4.95        2.79         0.38       2.11        63.65      58.72
BWFC   Bank West Financial Corp.          3.06       7.32         4.43        2.89         0.57       2.60        75.13      70.24
BYFC   Broadway Financial Corp.           4.47       7.51         3.18        4.33         0.39       3.99        80.80      79.06
BYS    Bay State Bancorp                  3.73       7.71         4.06        3.64         0.12       2.74        72.74      71.82
CAFI   Camco Financial Corp.              3.56       7.67         4.29        3.38         0.45       2.37        61.18      56.01
CAPS   Capital Savings Bancorp Inc.       3.33       7.63         4.41        3.23         0.61       2.22        57.96      50.01
CASB   Cascade Financial Corp.            3.06       7.92         4.96        2.95         0.36       2.26        67.75      63.83
CASH   First Midwest Financial Inc.       3.26       7.69         4.55        3.15         0.37       1.96        52.84      47.23
CATB   Catskill Financial Corp.           4.14       7.29         3.23        4.06         0.14       1.91        46.03      44.13
CAVB   Cavalry Bancorp Inc.               5.21       8.39         3.55        4.84         0.97       4.01        69.14      62.96
CBCI   Calumet Bancorp Inc.               3.92       7.87         4.24        3.63         0.17       1.23        50.67      48.35
CBES   CBES Bancorp Inc.                  4.51       8.21         3.85        4.36         0.44       3.14        64.32      60.71
CBK    Citizens First Financial Corp.     3.36       7.59         4.38        3.20         0.39       2.59        71.92      68.54
CBSA   Coastal Bancorp Inc.               2.02       6.93         4.97        1.96         0.21       1.45        62.24      58.16
CBSB   Charter Financial Inc.             3.82       7.67         4.05        3.62         0.61       2.30        50.32      41.87
CCFH   CCF Holding Co.                    3.65       7.12         3.67        3.45         0.78       4.44       104.91     106.03
CEBK   Central Co-operative Bank          3.51       7.14         3.75        3.39         0.22       2.47        65.76      63.50
CENB   Century Bancorp Inc.               3.77       7.18         3.53        3.65         0.04       1.21        33.21      32.49
CENF   CENFED Financial Corp.             2.33       7.26         5.00        2.26         0.36       1.53        55.66      48.64
CFB    Commercial Federal Corp.           2.58       7.41         4.96        2.45         0.87       1.73        49.11      31.01
CFBC   Community First Banking Co.        4.20       8.06         4.05        4.01         0.97       3.90        78.00      72.68
CFCP   Coastal Financial Corp.            3.96       7.89         4.18        3.71         0.70       2.62        58.94      51.19
CFFC   Community Financial Corp.          3.91       7.79         4.07        3.72         0.40       2.16        52.33      47.23
CFNC   Carolina Fincorp Inc.              4.06       7.40         3.50        3.90         0.47       2.50        57.15      51.97
CFSB   CFSB Bancorp Inc.                  3.06       7.4          4.39        3            0.63       1.87        51.34      41.12
CFTP   Community Federal Bancorp          3.53       6.92         3.48        3.44         0.12       1.49        42.11      40.17
CFX    CFX Corp.                          3.95       7.43         3.77        3.66         0.68       2.77        62.72      55.84
CIBI   Community Investors Bancorp        3.48       7.71         4.32        3.39         0.18       1.98        54.22      51.84
CKFB   CKF Bancorp Inc.                   3.75       7.46         3.80        3.66         0.10       1.67        42.50      40.92

            Balance Sheet Growth as of the MRQ                   Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
              Rate        Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  -------------------------------------- ------------  --------------------------------------------------------------------
%CAL          83.69       79.23        89.33       NA           NA         NA          NA           NA                  NA
%CCMD         (0.26)     (25.07)       18.75       NA           NA         NA          NA           NA                  NA
AABC           0.34       26.63        (0.77)      14.00        11.00      11.250       5.147        7.510               7.51
ABBK           9.25       10.74         8.15       80.92        21.00      22.000       9.500        9.990               9.09
ABCL         104.18       57.49       120.93      223.62        26.50      28.375      16.500       16.320              16.13
ABCW           3.85        7.04         3.84      406.77        36.38      37.000      17.750       14.250              14.02
AFBC           7.81       12.70         6.71       21.01        17.38      17.875      12.750       15.160              15.16
AFCB          11.90        9.50        11.74      251.36        37.75      37.750      17.300       17.610              17.52
AFED           7.05        5.61         8.29       28.60        19.25      19.500      12.000       16.350              16.35
AHCI           8.05       13.28        11.80       82.36        18.75      19.500      11.375       14.210              14.21
AHM           (6.46)      (4.09)       -7.21    8,761.96        66.94      66.938      32.000       20.570              17.56
ALBC          11.05       10.69        13.24        8.06        13.33      13.583       5.500        8.200               8.20
ALBK          16.46       11.29        15.62      651.80        51.44      51.438      30.500       27.860              21.64
ALLB          10.25       11.64        10.53      114.54        31.00      32.500      10.125        8.910               8.91
AMFC          16.14       14.44        18.83       16.63        15.88      17.750      12.750       15.330              15.33
ANA            4.80       16.34        (0.01)      59.55        23.38      24.750      14.875       17.260              17.26
ANDB           9.79       12.85        14.88      207.03        40.25      42.000      25.000       20.720              20.72
ANE            6.39        7.47         7.84       36.20        16.50      18.000       8.719       11.490              11.17
ASBI          (1.48)       4.18         1.10       66.68        19.88      22.000      15.250       13.740              13.73
ASBP           1.21       11.79         3.89       23.31        13.25      13.875      11.500       10.590              10.59
ASFC          44.76       63.87        37.84    1,580.07        55.75      58.125      34.750       32.420              22.56
ATSB          (4.31)      (5.50)       (7.14)       7.91        13.88      14.500      10.000       14.660              14.51
AVND          (8.96)     (24.12)       20.10       52.35        16.25      18.875      12.750       13.830              13.83
BANC          17.61       13.55        (3.77)     356.05        16.75      17.125      12.125        8.040               7.02
BDJI           8.30        7.67         0.75       19.84        22.00      22.000      11.667       12.110              12.11
BFD           18.78       17.97        44.54      134.22        21.88      22.313      14.375       15.720              15.15
BFFC          NA          NA           NA          52.45        21.00      NA          NA           15.090              15.09
BFSB           5.64        5.49         7.38       31.99        34.00      34.500      17.500       18.280              18.28
BKC           14.43        1.60        14.47      134.33        48.75      49.500      27.375       24.820              24.00
BKCT           5.63        3.81         1.85      102.48        21.00      25.000      10.750        9.220               9.22
BKUNA        127.89      154.94        64.45      207.81        15.41      15.625       8.500        9.130               8.11
BNKU          13.24       21.31         5.81    1,658.77        48.94      49.875      24.250       19.390              18.90
BPLS          25.15        4.53        15.86      290.51        12.63      13.750       9.625        9.360               8.52
BRKL           5.40        7.14         2.07      512.80        NA         NA          NA           NA                  NA
BTHL           4.55        0.81        (1.91)      15.15        13.25      13.250      10.750       13.710              11.51
BVCC          (1.63)      (3.68)       (4.92)     705.16        36.25      36.250      20.625       14.380              11.94
BWFC          18.43       16.81        12.42       38.04        16.13      17.500       7.000        8.830               8.83
BYFC           6.39        8.27         6.00       10.79        11.50      11.500       9.000       14.770              14.77
BYS            6.02       10.83         4.86       77.01        NA         NA          NA           NA                  NA
CAFI          10.89       14.78         6.76       89.27        25.50      27.000      14.048       15.220              14.12
CAPS           2.77        6.22         5.55       43.50        25.25      25.250      12.750       12.080              12.08
CASB          21.40       34.68        33.19       50.92        13.25      16.800      11.600        8.630               8.63
CASH          10.19        3.58        11.49       62.92        22.50      22.625      15.000       16.390              14.62
CATB           6.90        1.08         4.06       82.48        18.88      19.125      13.750       15.480              15.48
CAVB          15.17        6.09        15.72      180.92        NA         NA          NA           NA                  NA
CBCI          (4.62)      (0.98)       (2.48)     112.70        33.25      34.000      21.667       25.980              25.98
CBES          21.22       20.33        23.63       22.79        22.25      22.500      14.000       17.080              17.08
CBK            4.57        8.44        (1.73)      51.54        20.25      20.250      13.875       16.600              16.60
CBSA           1.23        2.58         4.90      174.06        34.88      34.875      22.375       20.670              17.57
CBSB           0.61        4.00         5.38      140.74        25.13      25.500      12.500       14.240              12.75
CCFH          41.26       52.55        36.94       19.40        20.13      20.125      13.409       13.070              13.07
CEBK          13.20       13.49         6.48       63.62        28.50      30.250      15.875       18.350              16.59
CENB           4.25       14.69         3.76       44.91        84.75      85.000      62.000       75.700              75.70
CENF           1.12        1.88        (0.46)     283.77        45.00      45.000      25.909       22.580              22.55
CFB            4.68        4.64        (3.90)   1,491.24        35.56      36.500      20.750       14.060              12.68
CFBC          NA          NA           NA         100.70        37.75      37.750      31.875       31.490              31.07
CFCP          24.21        9.75         6.74      112.18        24.50      27.750      14.438        7.210               7.21
CFFC           9.73        8.31        16.53       40.95        13.81      13.813      10.500        9.760               9.72
CFNC           6.99       14.94         9.24       33.94        18.50      18.500      13.313       14.060              14.06
CFSB           2.78        5.16         1.6       218.99        26.25      26.25       11.515        8.88                8.88
CFTP          10.99        9.60         2.10       85.63        20.25      21.000      16.375       14.730              14.73
CFX           21.29       28.62        10.90      806.38        30.63      30.625      15.125       10.210               9.85
CIBI           0.09       12.57         6.96       17.15        16.16      17.000      10.333       12.310              12.31
CKFB           4.77        5.12         0.98       17.12        18.50      20.500      17.500       17.140              17.14

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
CLAS  Classic Bancshares Inc.              3.85        7.25        3.62        3.62      0.35        2.98        71.98     69.30
CMRN  Cameron Financial Corp               3.94        7.96        4.19        3.77      0.11        1.91        49.12     47.69
CMSB  Commonwealth Bancorp Inc.            3.36        6.93        3.79        3.14      0.62        2.95        71.15     65.50
CMSV  Community Savings Bnkshrs(MHC)       4.07        7.26        3.95        3.31      0.52        2.68        70.47     65.86
CNIT  CENIT Bancorp Inc.                   3.27        7.28        4.20        3.08      0.73        2.42        61.48     52.36
CNSB  CNS Bancorp Inc.                     3.65        7.22        3.73        3.49      0.18        2.34        64.14     62.35
CNY   Carver Bancorp Inc.                  3.13        6.48        3.52        2.96      0.33        2.45        72.86     69.86
COFI  Charter One Financial                2.93        7.38        4.55        2.82      0.71        1.66        46.26     32.79
CONE  Conestoga Bancorp, Inc.              3.13        6.65        3.75        2.89      0.17        1.93        63.13     60.99
COOP  Cooperative Bankshares Inc.          2.90        7.08        4.27        2.81      0.16        1.96        65.73     63.83
CRSB  Crusader Holding Corp.              NA          NA          NA          NA        NA          NA           NA        NA
CRZY  Crazy Woman Creek Bancorp            3.58        7.35        3.83        3.53      0.14        1.72        47.02     44.92
CSBF  CSB Financial Group Inc.             3.35        6.65        3.41        3.24      0.22        2.73        75.34     73.70
CTZN  CitFed Bancorp Inc.                  2.40        6.93        4.66        2.27      1.06        1.96        55.38     34.52
CVAL  Chester Valley Bancorp Inc.          3.80        7.70        3.98        3.72      0.39        2.58        62.82     58.91
DCBI  Delphos Citizens Bancorp Inc.        3.98        7.43        3.52        3.91      0.25        1.71        41.11     37.30
DIBK  Dime Financial Corp.                 3.33        7.30        4.03        3.27      0.24        1.56        42.98     38.86
DIME  Dime Community Bancorp Inc.          3.88        7.33        3.64        3.69      0.26        2.07        47.09     43.38
DME   Dime Bancorp Inc.                    2.51        6.85        4.46        2.39      0.51        1.69        56.68     47.40
DNFC  D & N Financial Corp.                3.08        7.73        4.72        3.01      0.41        2.12        61.90     56.72
DSL   Downey Financial Corp.               2.83        7.34        4.65        2.69      0.32        1.52        57.73     52.72
EBI   Equality Bancorp Inc.                2.42        6.75        4.42        2.33      0.62        2.68        90.79     88.35
EBSI  Eagle Bancshares                     4.09        8.25        4.53        3.72      1.62        3.90        77.84     68.21
EFBC  Empire Federal Bancorp Inc.          4.28        6.97        2.82        4.15      0.78        2.54        51.60     42.54
EFBI  Enterprise Federal Bancorp           2.80        7.53        4.79        2.74      0.05        1.58        56.14     55.27
EGFC  Eagle Financial Corp.                3.20        7.02        3.97        3.05      0.35        2.02        51.89     46.34
EGLB  Eagle BancGroup Inc.                 2.53        7.17        4.72        2.45      0.19        2.18        83.01     81.66
EMLD  Emerald Financial Corp.              2.87        7.55        4.75        2.80      0.31        1.57        49.63     44.01
EQSB  Equitable Federal Savings Bank       2.48        7.31        4.90        2.41      0.50        1.68        59.44     50.94
ESBK  Elmira Savings Bank (The)            3.71        7.58        4.06        3.52      0.85        3.36        74.99     68.92
ESX   Essex Bancorp Inc.                   2.99        7.80        4.97        2.84      1.34        4.12        93.36     90.23
ETFS  East Texas Financial Services        3.04        6.95        3.98        2.97      0.19        2.25        71.07     69.18
FAB   FIRSTFED AMERICA BANCORP INC.        2.98        7.12        4.26        2.86      0.47        2.06        61.60     55.32
FBBC  First Bell Bancorp Inc.              2.45        7.03        4.62        2.41      0.08        0.72        28.99     26.66
FBCI  Fidelity Bancorp Inc.                3.00        7.36        4.42        2.94      0.24        1.86        58.28     54.91
FBCV  1ST Bancorp                          2.59        7.52        5.04        2.48      0.43        2.29        75.23     70.91
FBER  1st Bergen Bancorp                   3.44        7.16        3.83        3.33      0.11        2.10        60.88     59.63
FBHC  Fort Bend Holding Corp.              3.24        6.97        4.00        2.97      1.83        3.98        84.03     74.22
FBNW  FirstBank Corp.                      4.37        8.20        4.08        4.11      0.83        3.86        78.20     73.82
FBSI  First Bancshares Inc.                3.57        7.67        4.26        3.40      0.31        1.94        53.39     49.19
FCB   Falmouth Bancorp Inc.                4.12        7.08        3.07        4.00      0.17        2.85        68.26     66.93
FCBF  FCB Financial Corp.                  3.46        7.74        4.34        3.40      0.38        1.82        48.07     42.34
FCME  First Coastal Corp.                  4.32        7.92        3.91        4.01      0.41        3.38        75.32     72.78
FDEF  First Defiance Financial             4.20        7.82        3.81        4.01      0.25        2.51        57.91     55.28
FED   FirstFed Financial Corp.             2.39        7.25        4.95        2.30      0.23        1.07        41.43     35.55
FESX  First Essex Bancorp Inc.             3.31        7.59        4.42        3.18      0.25        2.01        55.12     51.52
FFBA  First Colorado Bancorp Inc.          3.29        7.09        3.94        3.15      0.36        1.58        46.71     40.57
FFBH  First Federal Bancshares of AR       3.22        7.58        4.45        3.13      0.26        1.85        55.24     51.58
FFBI  First Financial Bancorp Inc.         3.08        7.18        4.25        2.93      0.55        2.97        85.19     82.41
FFBS  FFBS BanCorp Inc.                    3.70        7.48        3.84        3.64      0.50        1.92        46.26     38.94
FFBZ  First Federal Bancorp Inc.           3.76        7.67        4.24        3.44      0.46        2.37        59.82     54.48
FFCH  First Financial Holdings Inc.        3.11        7.54        4.53        3.01      0.73        2.23        59.43     49.60
FFDB  FirstFed Bancorp Inc.                3.62        7.61        4.12        3.49      0.50        2.17        59.64     53.84
FFDF  FFD Financial Corp.                  3.35        6.98        3.68        3.31      0.07        1.95        57.77     56.88
FFED  Fidelity Federal Bancorp             2.77        8.01        5.42        2.59      1.38        2.92        73.56     59.45
FFES  First Federal of East Hartford       2.36        6.77        4.48        2.29      0.16        1.39        56.76     53.78
FFFD  North Central Bancshares Inc.        4.06        7.69        3.75        3.94      1.09        2.17        43.21     27.56
FFFL  Fidelity Bankshares Inc. (MHC)       3.36        7.29        4.10        3.18      0.41        2.56        70.69     66.90
FFHH  FSF Financial Corp.                  3.01        7.41        4.49        2.93      0.40        1.92        57.76     51.97
FFHS  First Franklin Corp.                 2.69        7.22        4.60        2.62      0.18        1.75        61.90     59.34
FFIC  Flushing Financial Corp.             3.62        7.18        3.73        3.44      0.23        2.07        55.79     52.81
FFKY  First Federal Financial Corp.        4.17        7.92        4.01        3.92      0.62        2.07        44.23     35.43
FFLC  FFLC Bancorp Inc.                    3.53        7.50        4.11        3.39      0.24        1.99        54.76     51.55
FFOH  Fidelity Financial of Ohio           3.11        7.32        4.33        2.99      0.21        1.80        51.96     48.62


            Balance Sheet Growth as of the MRQ                   Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
              Rate        Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  -------------------------------------- ------------  --------------------------------------------------------------------
CLAS        3.45           11.53         2.42      26.00        16.75     17.250      11.625       15.380             13.12
CMRN       10.10           12.31         5.63      52.52        20.50     21.000      15.500       17.660             17.66
CMSB        7.01           14.54         4.12     367.59        19.88     21.500      13.500       13.220             10.44
CMSV        9.91           16.03         7.20     191.06        35.38     39.750      18.500       16.390             16.39
CNIT        1.55           15.31         1.74     131.90        79.50     80.000      40.000       31.720             29.17
CNSB        0.42            8.11         0.00      30.17        20.50     21.500      15.000       14.470             14.47
CNY        11.72          136.40         2.18      34.42        16.25     17.125       8.375       15.230             14.65
COFI       10.48           25.49         0.09   4,273.91        63.13     64.000      39.167       21.560             20.14
CONE       11.04           (0.08)       13.23      NA           20.63     20.780      14.375       17.580             17.58
COOP        8.15            8.88         3.79      57.45        24.50     25.000      10.000        9.480              9.48
CRSB       NA              NA           NA         56.12        NA        NA          NA            2.270              2.27
CRZY       15.56            7.73         4.95      16.11        15.00     15.688      11.875       15.040             15.04
CSBF        0.16           (2.11)        2.67      11.13        13.50     13.500      10.000       13.090             12.32
CTZN       18.58           10.90        15.29     748.10        39        40.125      21.000       16.140             14.74
CVAL       12.22            9.67         9.86      76.21        29.25     29.250      14.095       13.240             13.24
DCBI        1.07           17.19         2.46      40.86        20.75     20.750      12.000       14.830             14.83
DIBK       27.58           (6.55)       31.63     184.29        30.50     32.000      17.250       15.350             14.95
DIME       20.78           32.36         8.32     326.50        23.75     25.500      14.500       14.970             12.94
DME        15.78           36.61         7.70   3,505.28        30.25     30.250      14.625       11.300              9.27
DNFC       23.23           22.92         8.20     252.50        26.50     26.750      14.886       10.780             10.68
DSL        12.27           13.84        16.70     867.91        28.44     29.000      18.095       16.080             15.88
EBI        13.17           12.06        (4.12)     38.53        14.50     15.375      12.000       10.310             10.31
EBSI       15.84           21.55        11.98     155.83        22.00     22.000      14.750       12.840             12.84
EFBC       NA              NA           NA         44.39        17.13     18.250      12.500       15.660             15.66
EFBI       22.27           20.89         2.78      64.54        31.50     31.500      14.125       16.310             16.30
EGFC       47.95           35.41        28.36     384.31        55.00     55.000      26.750       23.390             18.96
EGLB       (0.89)          14.67        (1.90)     24.29        18.88     20.000      14.500       17.240             17.24
EMLD        6.43           10.17         5.52     112.87        22.13     22.125      10.625        9.560              9.43
EQSB       12.23           10.62         7.95      41.37        26.50     26.500      14.250       13.770             13.77
ESBK        3.65            4.20         2.58      22.22        30.00     30.000      15.952       20.070             20.07
ESX        11.89           15.71        16.74       5.03         4.75      7.938       1.000        0.030             (0.16)
ETFS        5.87           19.71        (0.87)     22.52        15.83     15.833      11.250       13.630             13.63
FAB        19.35           13.47         2.49     183.40        21.88     22.125      13.625       16.010             16.01
FBBC        2.97            9.15         2.30     133.47        19.00     19.375      13.250       11.210             11.21
FBCI        1.15            7.41         0.76      70.37        25.63     25.750      16.875       18.220             18.19
FBCV       (2.21)           3.81        (0.16)     30.51        29.29     29.286      18.095       21.080             20.71
FBER       17.55            3.09         6.50      55.14        19.13     19.500      11.375       13.710             13.71
FBHC        8.69           27.04         7.22      46.48        21.75     24.000      11.000       12.280             11.51
FBNW       37.61           29.12         5.76      39.68        18.88     19.000      15.500       16.190             16.19
FBSI        2.87            9.85         7.03      35.04        15.63     15.625       8.250       10.640             10.64
FCB        10.22           36.78        10.95      33.28        20.50     22.000      13.125       16.060             16.06
FCBF       93.62           78.23       106.79     127.46        29.50     30.000      18.500       18.970             18.97
FCME       (0.90)           7.72        (0.08)     19.37        14.88     15.750       7.250       10.890             10.89
FDEF        6.68            6.33         3.35     132.18        16.00     16.250      11.813       12.530             12.53
FED         0.39            3.36        -0.71     442.23        38.75     39.5        21.5         21.04              20.86
FESX       12.21            1.99         7.72     181.35        23.25     23.250      13.375       12.080             10.62
FFBA        2.72            9.76         4.06     499.01        23.75     26.125      16.000       12.450             12.20
FFBH        8.67            9.40         6.63     140.76        23.75     24.250      15.875       16.930             16.93
FFBI      (12.52)         (25.95)        2.60      10.49        21.00     21.000      15.500       18.370             18.37
FFBS        7.34           11.76         6.52      34.98        21.25     26.000      21.000       15.070             15.07
FFBZ       10.46           10.39         0.33      37.80        21.13     21.500      16.000        9.140              9.13
FFCH       13.34            8.77         6.36     356.62        26.56     26.563      11.125        8.540              8.54
FFDB        1.30           (7.33)        2.19      27.72        21.63     22.750      12.500       15.000             13.77
FFDF        7.20           25.22         7.93      32.51        18.00     19.500      13.000       15.380             15.38
FFED      (17.05)         (16.22)      (14.09)     29.32        10.31     10.500       7.500        5.020              5.02
FFES        2.52           14.12         2.95     114.31        37.25     37.750      22.875       24.760             24.76
FFFD        9.29           15.27         8.79      76.15        19.88     20.000      13.500       15.430             15.43
FFFL       21.97           19.91        19.33     207.35        28.50     28.500      15.000       12.650             12.57
FFHH       11.17           21.04         5.88      62.05        20.94     21.000      14.750       16.340             16.34
FFHS        3.69            1.79         3.88      32.04        31.25     31.250      16.000       17.810             17.72
FFIC       40.39           55.81        12.53     216.28        23.88     24.000      17.375       17.350             16.67
FFKY        5.79            8.05         8.76      91.86        22.75     23.500      17.750       12.810             12.11
FFLC       15.53           38.44        11.58      74.88        21.75     23.500      12.300       13.740             13.74
FFOH        7.04           10.15         5.85     102.07        15.50     16.375      11.500       11.490             10.13

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
FFPB  First Palm Beach Bancorp Inc.        2.80        7.36        4.69        2.68      0.39        2.13        69.50     65.04
FFSL  First Independence Corp.             2.85        7.40        4.61        2.78      0.23        1.93        64.77     61.80
FFSX  First Fed SB of Siouxland(MHC)       3.08        7.41        4.47        2.94      0.54        2.30        66.05     59.83
FFWC  FFW Corp.                            3.28        7.71        4.53        3.17      0.45        1.97        53.11     46.47
FFWD  Wood Bancorp Inc.                    4.30        8.12        3.96        4.16      0.26        2.30        52.30     49.37
FFYF  FFY Financial Corp.                  3.75        7.81        4.16        3.65      0.17        1.82        47.63     45.22
FGHC  First Georgia Holding Inc.           4.25        8.47        4.54        3.93      0.87        3.15        64.45     56.58
FIBC  Financial Bancorp Inc.               3.80        7.32        3.71        3.61      0.23        1.96        51.62     48.49
FISB  First Indiana Corp.                  4.36        8.43        4.26        4.17      0.79        2.66        54.02     45.32
FKFS  First Keystone Financial             3.34        7.30        4.08        3.22      0.30        2.24        63.66     60.22
FKKY  Frankfort First Bancorp Inc.         3.35        7.24        3.97        3.28      0.04        1.69        51.02     50.42
FLAG  FLAG Financial Corp.                 4.14        7.74        4.05        3.69      1.27        3.75        74.88     66.24
FLFC  First Liberty Financial Corp.        3.93        7.90        4.31        3.59      0.86        2.74        58.82     48.91
FLGS  Flagstar Bancorp Inc.                2.74        7.25        4.73        2.52      3.79        3.95        57.25     (6.98)
FLKY  First Lancaster Bancshares           4.76        8.34        3.65        4.69      0.00        2.71        57.70     57.70
FMBD  First Mutual Bancorp Inc.            3.00        6.96        4.18        2.78      0.36        2.72        81.13     78.72
FMCO  FMS Financial Corp.                  3.72        7.26        3.71        3.55      0.44        2.38        56.57     51.19
FMSB  First Mutual Savings Bank            3.78        8.46        4.78        3.67      0.36        2.25        55.77     51.39
FNGB  First Northern Capital Corp.         3.26        7.28        4.14        3.14      0.44        2.09        58.32     52.45
FOBC  Fed One Bancorp                      3.40        7.26        3.97        3.29      0.18        2.00        55.55     53.11
FPRY  First Financial Bancorp              3.13        7.64        4.68        2.95      0.50        2.71        77.74     74.01
FSBI  Fidelity Bancorp Inc.                2.99        7.16        4.24        2.91      0.23        1.88        59.50     56.26
FSFF  First SecurityFed Financial          3.94        7.29        3.57        3.72      0.22        1.76        44.21     40.89
FSLA  First Savings Bank (MHC)             3.23        7.05        3.97        3.09      0.23        1.70        48.63     44.87
FSNJ  Bayonne Bancshares Inc.              2.61        6.74        4.19        2.55      0.21        1.67        60.02     56.72
FSPG  First Home Bancorp Inc.              3.05        7.58        4.60        2.97      0.19        1.74        53.83     50.82
FSPT  FirstSpartan Financial Corp.         3.69        7.14        3.54        3.60      0.34        1.87        47.46     42.50
FSSB  First FS&LA of San Bernardino        3.56        7.66        4.34        3.32      0.91        4.38        98.33     97.87
FSTC  First Citizens Corp.                 4.46        7.86        3.62        4.24      0.71        2.28        65.26     59.48
FTF   Texarkana First Financial Corp       3.89        7.96        4.16        3.80      0.43        1.50        35.71     28.51
FTFC  First Federal Capital Corp.          3.07        7.47        4.56        2.90      1.21        2.61        62.75     47.28
FTNB  Fulton Bancorp Inc.                  3.85        7.61        3.82        3.79      0.45        2.45        56.84     51.67
FTSB  Fort Thomas Financial Corp.          4.15        8.49        4.46        4.03      0.31        2.29        52.81     49.23
FWWB  First SB of Washington Bancorp       3.69        7.78        4.23        3.55      0.31        1.94        47.97     43.46
GAF   GA Financial Inc.                    3.61        7.26        3.75        3.51      0.27        2.03        53.20     49.62
GDW   Golden West Financial                2.36        7.30        5.00        2.29      0.19        0.84        33.93     28.51
GFCO  Glenway Financial Corp.              3.22        7.52        4.42        3.10      0.29        2.02        57.57     53.64
GFED  Guaranty Federal Bcshs Inc.          3.56        7.73        4.33        3.4       0.33        2.12        57.16     53.06
GLMR  Gilmer Financial Svcs, Inc.          2.78        7.50        4.74        2.76      0.51        2.41        73.93     69.11
GOSB  GSB Financial Corp.                  3.69        6.26        2.73        3.53      0.20        2.66        71.29     69.67
GPT   GreenPoint Financial Corp.           3.87        7.39        3.78        3.61      0.35        2.03        42.81     37.25
GSB   Golden State Bancorp Inc.            2.72        7.06        4.48        2.58      0.62        1.80        54.15     43.16
GSBC  Great Southern Bancorp Inc.          4.09        8.23        4.29        3.94      1.41        2.57        48.88     30.56
GSFC  Green Street Financial Corp.         4.37        7.43        3.10        4.33      0.05        1.79        41.01     40.29
GSLA  GS Financial Corp.                   4.55        6.88        2.49        4.39      0.01        2.22        50.39     50.26
GTPS  Great American Bancorp               4.35        7.33        3.28        4.04      0.54        3.37        74.09     70.63
GUPB  GFSB Bancorp Inc.                    3.00        7.35        4.38        2.97      0.06        1.67        54.92     53.97
HALL  Hallmark Capital Corp.               2.55        7.66        5.18        2.48      0.22        1.52        56.28     52.48
HARBD Harbor Florida Bancshares Inc.       3.81        7.83        4.12        3.71      0.35        1.97        47.94     42.97
HARL  Harleysville Savings Bank            2.78        7.41        4.70        2.71      0.12        1.25        44.34     41.91
HARS  Harris Financial Inc. (MHC)          2.50        7.07        4.67        2.40      0.33        1.80        62.68     57.54
HAVN  Haven Bancorp Inc.                   3.08        7.09        4.18        2.91      0.78        2.56        68.71     60.32
HBBI  Home Building Bancorp                3.54        7.56        4.14        3.43      0.25        2.50        68.18     65.89
HBEI  Home Bancorp of Elgin Inc.           4.27        7.06        2.98        4.09      0.29        3.08        70.95     68.89
HBFW  Home Bancorp                         2.86        7.41        4.59        2.81      0.08        1.39        48.15     46.73
HBNK  Highland Bancorp Inc.                4.40        8.77        4.76        4.01      0.35        2.05        44.43     39.55
HBS   Haywood Bancshares Inc.              3.38        7.27        4.12        3.15      0.29        1.38        58.66     54.88
HCBB  HCB Bancshares Inc.                  3.14        7.25        4.23        3.02      0.25        2.66        79.15     77.41
HCBC  High Country Bancorp Inc.           NA          NA          NA          NA        NA          NA           NA        NA
HCFC  Home City Financial Corp.            4.59        9.19        4.73        4.46      0.13        2.55        55.54     54.29
HEMT  HF Bancorp Inc.                      2.44        7.02        4.67        2.35      0.25        2.21        73.06     70.25
HFBC  HopFed Bancorp Inc.                  2.17        6.52        4.39        2.13      0.30        1.20        49.51     42.50
HFFB  Harrodsburg First Fin Bancorp        3.63        7.12        3.56        3.56      0.09        1.55        42.33     40.86
HFFC  HF Financial Corp.                   3.71        8.01        4.49        3.53      1.46        3.19        62.21     46.59

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
              Rate        Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------
FFPB       21.16           10.26         6.96       203.45     43.13       43.125      23.250       22.950         22.44
FFSL        4.37           16.52         8.53        14.31     14.00       15.000      10.250       11.910         11.91
FFSX        0.36            2.52        (0.50)      104.87     31.75       34.500      18.833       14.340         14.23
FFWC       20.92           19.45        18.48        28.99     19.00       20.875      10.750       12.690         11.57
FFWD        4.29            7.66         9.22        53.02     18.80       18.800       8.400        8.040          8.04
FFYF        5.57            1.92        (1.49)      135.33     33.13       33.125      25.000       20.530         20.53
FGHC       10.52           16.40         6.67        37.01      9.50        9.500       5.333        4.530          4.20
FIBC       18.97            8.82         7.93        42.74     24.13       25.750      14.875       16.100         16.03
FISB        7.82           11.07         1.10       346.79     25.21       26.458      14.479       12.080         11.94
FKFS       21.83           10.31         3.68        47.05     17.88       18.688       9.500       10.380         10.38
FKKY        2.23            7.58        (5.25)       27.12     17.63       24.500      16.000       13.920         13.92
FLAG       11.73            8.32        (0.02)       40.99     21.50       21.500      10.250       10.830         10.83
FLFC        5.17            4.34         8.22       255.70     32.00       33.750      18.250       12.490         11.35
FLGS       46.55           49.04        77.74       363.12     19.80       21.750      13.000        9.260          8.93
FLKY       35.33           37.59         6.14        14.77     15.94       16.375      14.500       14.920         14.92
FMBD       17.98            9.25        57.71        68.83     25.00       25.000      13.750       16.800         12.88
FMCO       16.00           (1.19)        7.98        94.72     35.50       35.500      18.375       16.300         16.10
FMSB        6.94            8.58        13.53        74.77     18.50       20.167      10.606        7.430          7.43
FNGB        8.48            7.04         5.12       120.52     14.00       14.000       8.125        8.350          8.35
FOBC        7.28           24.31         3.70        88.77     27.50       27.500      15.750       17.670         16.93
FPRY       10.78           25.03        10.52        NA        20.75       21.125      17.250       17.070         17.07
FSBI       22.71           24.67         8.23        49.63     23.20       23.400      13.454       13.770         13.77
FSFF       22.37           14.08        (4.28)       99.32     15.75       16.625      15.000       14.340         14.29
FSLA        6.30           15.40         2.73       328.67     54.50       54.5        16.591       12.68          11.58
FSNJ        5.54           (2.88)       (4.20)      140.87     13.38       13.375       7.160       10.630         10.63
FSPG        7.91            6.56        12.31        88.36     30.13       30.500      13.875       13.800         13.61
FSPT       31.90           19.37        10.53       199.35     40.25       40.250      35.000       29.520         29.52
FSSB        0.37           11.00         1.86         3.16      9.75       11.500       9.000       13.680         13.18
FSTC       36.90           31.41        42.51        90.80     34.00       35.500      14.167       12.860         10.28
FTF        10.20            8.10         6.35        49.27     25.00       27.000      14.875       15.520         15.52
FTFC        1.91            9.95        11.96       303.29     33.875      34.000      15.833       11.900         11.26
FTNB        8.57            2.63         1.73        37.71     22.13       26.500      14.750       15.060         15.06
FTSB        9.62           12.18        10.00        22.49     15.38       15.500       9.250       10.710         10.71
FWWB       16.34           26.39         9.36       257.79     27.50       28.563      18.000       16.120         14.93
GAF        23.64           32.24         2.80       155.32     18.88       19.813      14.875       15.050         14.91
GDW         4.93           10.51         9.09     5,507.11     97.81       97.813      59.875       47.280         47.28
GFCO        9.29           12.40        (0.76)       45.65     18.75       19.500       9.500       12.410         12.28
GFED       20.79           17.51        -2.16        76.21     12.88       14.436       5.955       11.18          11.18
GLMR        7.89           14.84        14.24         2.70     11.00       12.000      10.000       19.880         19.88
GOSB       19.51           12.23        (1.38)       38.22     18.06       18.938      14.250       14.660         14.66
GPT        (1.82)          20.34        (4.19)    3,147.59     36.28       36.282      22.813       17.000          9.27
GSB         5.96            5.18         8.69     1,998.71     37.44       37.438      22.500       16.620         15.00
GSBC       12.10           10.04        22.38       210.25     24.50       25.875      16.000        8.130          8.06
GSFC        2.00            5.43         2.20        78.98     18.25       20.750      15.500       14.730         14.73
GSLA       50.08           21.32        (7.49)       69.20     21.00       21.000      13.375       16.300         16.30
GTPS        7.26           22.32        11.19        35.53     19.00       20.000      14.563       18.470         18.47
GUPB       40.32           47.60        17.44        18.82     21.13       22.250      15.750       17.910         17.91
HALL        4.21           12.58         1.01        44.74     17.00       18.000       8.500       10.750         10.75
HARBD       6.47            9.01         7.24       368.39     11.02       11.607       5.575       NA             NA
HARL        7.29            5.37         7.42        51.89     27.50       30.250      15.200       14.230         14.23
HARS       24.50            8.64        (2.32)      912.34     19.88       20.750       6.042        5.290          4.72
HAVN       24.71           35.77        19.97       242.68     22.50       22.688      13.938       12.850         12.81
HBBI       (4.79)           1.69        (7.69)        7.48     21.25       23.750      18.500       20.610         20.61
HBEI       (1.05)          14.29        (1.42)      119.12     17.88       19.313      13.000       13.890         13.89
HBFW        7.65           14.66         9.3         81.10     29.50       29.5        19           17.83          17.83
HBNK       12.19           14.39        (5.52)       86.94     32.75       33.125      17.500       17.900         17.90
HBS        17.25            4.38        10.55        28.45     22.50       22.625      15.625       17.730         17.15
HCBB       16.12            8.46        (1.86)       39.34     14.50       14.500      12.625       14.450         13.95
HCBC       NA              NA           NA           20.17     15.50       NA          NA           13.490         13.49
HCFC       NA              NA           NA           16.85     18.50       18.5        12           15.47          15.47
HEMT        4.98           30.20         1.12       106.33     17.50       17.875      11.000       13.290         11.18
HFBC       NA              NA           NA           74.12     NA          NA          NA           NA             NA
HFFB        1.73            5.17         1.07        32.17     16.75       18.250      14.750       15.850         15.85
HFFC        5.05            0.02         7.48        90.81     26.50       27.250      16.750       18.700         18.70

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
HFGI  Harrington Financial Group           1.35        6.58        5.26        1.31      0.05        1.03        75.04     74.02
HFNC  HFNC Financial Corp.                 3.40        7.61        4.31        3.29      0.12        1.84        53.55     51.92
HFSA  Hardin Bancorp Inc.                  2.77        7.37        4.64        2.74      0.25        1.80        60.72     57.15
HFWA  Heritage Financial Corp.            NA          NA          NA          NA        NA          NA           NA        NA
HHFC  Harvest Home Financial Corp.         2.65        7.06        4.46        2.61      0.06        1.65        62.00     61.07
HIFS  Hingham Instit. for Savings          4.02        7.76        3.86        3.90      0.31        2.11        50.10     46.15
HLFC  Home Loan Financial Corp.            4.74        8.10        3.45        4.65      0.44        2.90        56.90     52.78
HMLK  Hemlock Federal Financial Corp       3.50        6.99        3.54        3.45      0.33        2.17        57.44     53.32
HMNF  HMN Financial Inc.                   2.77        7.18        4.48        2.70      0.18        1.58        54.74     51.80
HOMF  Home Federal Bancorp                 3.69        7.92        4.41        3.51      0.86        2.16        50.22     37.96
HPBC  Home Port Bancorp Inc.               4.71        8.13        3.58        4.56      0.46        2.21        44.09     38.47
HRBF  Harbor Federal Bancorp Inc.          3.00        7.38        4.44        2.94      0.13        1.87        60.75     58.96
HRZB  Horizon Financial Corp.              3.64        7.75        4.23        3.52      0.26        1.40        37.01     32.28
HTHR  Hawthorne Financial Corp.            3.79        8.52        4.94        3.58      0.42        2.45        61.97     57.52
HWEN  Home Financial Bancorp               4.39        8.60        4.36        4.24      0.32        3.35        74.61     72.71
HZFS  Horizon Financial Svcs Corp.         3.27        7.62        4.48        3.13      0.51        2.38        64.08     58.23
IBSF  IBS Financial Corp.                  3.12        6.98        3.95        3.03      0.11        1.93        61.58     60.22
ICBC  Independence Comm. Bank Corp.       NA          NA          NA          NA        NA          NA           NA        NA
IFSB  Independence Federal Svgs Bank       2.56        7.06        4.67        2.39      1.09        3.07        84.14     76.93
INBI  Industrial Bancorp Inc.              4.05        8.04        4.07        3.97      0.15        1.78        43.27     41.16
INCB  Indiana Community Bank SB            4.28        7.74        3.57        4.17      1.04        3.97        76.12     70.14
IPSW  Ipswich Savings Bank                 3.60        7.17        3.74        3.43      0.58        2.39        60.16     53.44
ITLA  ITLA Capital Corp.                   4.94        9.98        5.08        4.90      0.19        2.19        41.96     39.69
IWBK  InterWest Bancorp Inc.               3.25        7.56        4.51        3.05      0.61        2.17        58.16     49.74
JOAC  Joachim Bancorp Inc.                 4.22        7.19        3.06        4.12      0.14        2.95        69.75     68.74
JSB   JSB Financial Inc.                   4.55        7.06        2.61        4.45      0.29        1.11        38.01     33.94
JSBA  Jefferson Savings Bancorp            3.10        7.59        4.63        2.96      0.18        1.81        53.47     50.58
JXSB  Jacksonville Savings Bk (MHC)        3.53        7.60        4.29        3.31      0.41        2.82        75.69     72.64
JXVL  Jacksonville Bancorp Inc.            3.89        7.78        3.99        3.79      0.56        2.17        52.33     45.28
KFBI  Klamath First Bancorp                3.32        7.14        3.92        3.22      0.17        1.71        47.68     44.92
KNK   Kankakee Bancorp Inc.                3.22        7.23        4.15        3.09      0.46        2.37        65.13     59.95
KSAV  KS Bancorp Inc.                      3.86        7.80        4.12        3.68      0.11        2.01        52.79     51.36
KSBK  KSB Bancorp Inc.                     4.49        8.36        4.01        4.35      0.78        3.21        61.08     54.15
KYF   Kentucky First Bancorp Inc.          3.45        7.23        3.85        3.37      0.18        1.91        53.63     51.11
LARK  Landmark Bancshares Inc.             3.15        7.50        4.41        3.09      0.25        1.60        47.64     43.37
LARL  Laurel Capital Group Inc.            3.69        7.43        3.81        3.62      0.32        1.72        43.61     38.58
LFBI  Little Falls Bancorp Inc.            2.72        6.76        4.14        2.61      0.06        1.70        58.69     57.75
LFCO  Life Financial Corp.                 3.56        6.00        3.64        2.36      8.88        4.29        37.89   (196.30)
LFED  Leeds Federal Bankshares (MHC)       2.95        7.06        4.16        2.90      0.10        1.05        35.11     32.88
LISB  Long Island Bancorp Inc.             2.80        6.93        4.24        2.69      0.46        1.86        58.33     51.28
LOGN  Logansport Financial Corp.           3.95        7.62        3.80        3.81      0.20        1.55        38.75     35.59
LONF  London Financial Corp.               3.73        7.66        3.97        3.69      0.18        2.34        60.61     58.70
LSBI  LSB Financial Corp.                  3.56        7.81        4.46        3.35      0.35        2.45        66.28     62.77
LSBX  Lawrence Savings Bank                3.26        7.23        4.07        3.17      0.38        2.21        62.11     57.60
LVSB  Lakeview Financial Corp.             3.45        6.97        3.65        3.32      0.69        2.34        50.34     39.98
LXMO  Lexington B&L Financial Corp.        4.10        8.15        4.13        4.02      0.25        2.48        57.62     55.00
MAFB  MAF Bancorp Inc.                     2.97        7.20        4.38        2.83      0.45        1.44        47.82     39.48
MARN  Marion Capital Holdings              4.30        7.79        3.81        3.98      0.60        2.51        49.75     42.19
MASB  MASSBANK Corp.                       2.91        6.66        3.81        2.86      0.20        1.39        44.33     40.35
MBB   MSB Bancorp Inc.                     3.37        6.69        3.61        3.08      0.54        2.58        57.99     50.59
MBBC  Monterey Bay Bancorp Inc.            2.83        7.15        4.44        2.72      0.33        2.29        68.20     64.31
MBLF  MBLA Financial Corp.                 2.10        6.95        4.87        2.08      0.01        0.64        30.44     30.26
MBSP  Mitchell Bancorp Inc.                5.10        7.71        2.76        4.95      0.01        2.41        48.69     48.54
MCBN  Mid-Coast Bancorp Inc.               3.94        7.97        4.27        3.71      0.39        2.92        70.84     67.77
MDBK  Medford Bancorp Inc.                 3.26        6.95        3.82        3.14      0.25        1.72        47.33     43.06
MECH  MECH Financial Inc.                  3.84        7.08        3.46        3.61      0.92        2.79        61.67     51.90
MERI  Meritrust Federal SB                 3.53        7.28        3.90        3.38      0.73        2.24        54.85     45.14
METF  Metropolitan Financial Corp.         3.48        8.27        4.97        3.30      0.42        2.40        63.73     59.06
MFBC  MFB Corp.                            3.23        7.52        4.35        3.17      0.18        1.96        58.39     55.99
MFFC  Milton Federal Financial Corp.       2.97        7.33        4.45        2.88      0.14        2.04        67.70     66.16
MFLR  Mayflower Co-operative Bank          4.00        7.47        3.71        3.76      0.37        2.40        57.37     53.23
MFSL  Maryland Federal Bancorp             2.73        7.26        4.58        2.67      0.23        1.60        53.99     49.99
MIFC  Mid-Iowa Financial Corp.             3.00        7.32        4.41        2.91      0.92        2.15        56.25     42.50
MIVI  Mississippi View Holding Co.         3.91        7.48        3.62        3.85      0.25        2.35        57.68     54.88

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
             Rate         Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------
HFGI          3.28          36.76         4.22         38.63       13.00      13.750      9.750       7.500          7.50
HFNC          1.02          22.59        (1.36)       225.65       14.50      22.063     13.938       9.660          9.66
HFSA         18.99          14.78        12.93         15.65       18.25      18.625     12.250      15.890         15.89
HFWA         NA             NA           NA           146.89       NA         NA         NA          NA             NA
HHFC         11.33           3.81         4.37         13.37       15.75      15.750      9.250      11.620         11.62
HIFS         10.42          14.32         6.99         47.58       28.75      29.000     18.000      16.400         16.40
HLFC          7.36          11.90         4.55         36.39       NA         NA         NA          NA             NA
HMLK         20.68          41.73        (0.22)        39.45       17.13      17.500     12.500      14.650         14.65
HMNF         24.61          26.98        28.93        121.22       32.50      32.500     18.000      20.380         18.92
HOMF          9.07           7.51         6.28        158.72       26.00      28.250     16.167      12.210         11.87
HPBC          9.94          15.52         5.44         46.28       23.13      25         16.125      11.92          11.92
HRBF          6.76           4.32         5.35         40.64       25.25      25.250     15.375      17.220         17.22
HRZB          5.59           3.55         5.11        136.08       17.75      18.375     11.522      11.380         11.38
HTHR          9.56          24.14        11.38         60.27       20.13      24.000      7.750      13.690         13.69
HWEN         11.46          17.08         6.24          8.59        9.25       9.250      6.375       7.950          7.95
HZFS         19.89           9.29         2.56         13.86       12.00      13.000      7.500      10.580         10.58
IBSF         (3.27)         13.73        (2.68)       208.63       17.69      18.750     13.261      11.800         11.80
ICBC         NA             NA           NA         1,349.78       NA         NA         NA          NA             NA
IFSB          3.18           0.81         0.71         23.70       17.00      17.500      7.500      15.050         13.53
INBI         11.45          12.55         4.59        117.36       17.75      18.313     12.000      11.930         11.93
INCB          6.91          (2.48)        7.54         19.13       20.50      20.500     15.000      12.570         12.57
IPSW         42.97          42.98        32.39         38.46       16.50      16.5        5.938       4.96           4.96
ITLA         25.35          22.92        25.88        162.88       19.25      21.250     14.000      12.910         12.87
IWBK         16.38          16.67         0.01        355.64       37.75      43.250     27.625      16.600         16.32
JOAC         (2.51)          5.24        (0.15)        11.88       16.00      16.000     14.000      13.700         13.70
JSB           1.25          16.92        (2.03)       567.30       50.06      50.625     36.000      37.050         37.05
JSBA          7.84           4.62        10.33        297.94       20.50      22.000     12.625      12.520          9.95
JXSB         17.88          10.31        19.31         46.03       20.00      20.000      9.167       9.170          9.17
JXVL          7.85          10.51        11.16         50.09       23.25      23.250     13.250      14.090         14.09
KFBI         44.88          17.39        68.93        227.36       21.50      24.250     15.000      15.920         14.55
KNK          (2.06)          2.06         0.96         51.09       37.75      37.750     23.375      27.570         25.99
KSAV         13.03          16.52         9.68         NA          24.75      25.500     14.813      16.500         16.50
KSBK         13.69          20.09         1.23         22.92       22.50      22.500      7.667       9.330          8.91
KYF          (1.78)          4.17         0.61         17.70       14.94      14.938     10.563      11.320         11.32
LARK          5.25          19.99         2.38         42.64       24.88      27.250     18.000      19.490         19.49
LARL          5.39           0.41         2.45         46.21       21.67      22.167     11.000      10.370         10.37
LFBI          8.24          25.38         0.80         48.31       20.50      20.500     12.188      14.680         13.59
LFCO        295.91         361.50       147.07        131.73       12.63      21.875     11.750       8.370          8.37
LFED          4.71          12.28         3.85        112.06       21.75      23.500     10.333       9.350          9.35
LISB          5.44           7.33         2.22      1,612.92       49.63      49.750     33.000      23.190         22.98
LOGN         10.88          11.99         5.57         22.54       18.00      18.000     11.125      13.120         13.12
LONF          1.62           3.80         6.52          7.78       16.75      21.000     14.000      10.230         10.23
LSBI         11.90          11.86        17.73         28.87       28.50      28.500     17.857      20.640         20.64
LSBX          6.51           7.09         3.41         78.25       16.38      16.375      8.125       8.770          8.77
LVSB          0.19          21.27        (0.18)       102.86       25.00      26.000     13.625      11.750          9.64
LXMO         49.96          38.71        75.11         18.35       17.75      17.875     13.000      15.130         14.19
MAFB          7.04          11.22         3.31        593.01       35.38      35.375     22.250      17.550         15.46
MARN          9.13           5.66         7.85         50.78       27.13      28.125     19.250      22.380         21.90
MASB          4.18           9.07         2.73        178.99       47.63      48.250     28.125      29.060         28.64
MBB          (6.77)         15.80        (8.52)       100.97       37.63      37.625     16.375      21.920         11.66
MBBC         (4.15)         13.33         0.76         82.36       19.50      20.500     14.625      15.830         14.76
MBLF          7.02          15.88        18.24         34.33       30.50      30.500     19.000      22.320         22.32
MBSP          5.56           8.25        11.09         15.94       17.00      18.000     14.000      15.560         15.56
MCBN          8.29           2.65         9.84          9.06       10.00      10.833      6.167       7.34           7.34
MDBK          9.28           1.67         3.73        200.95       39.25      42.000     24.500      22.350         21.03
MECH         19.51          16.86         1.91        165.41       26.06      28.000     15.500      16.730         16.73
MERI          3.18           4.36         2.30         61.93       69.00      69.000     31.500      25.660         25.66
METF         20.27           9.66        18.59        117.23       15.50      15.750      5.375       5.200          4.78
MFBC         17.93          25.55         7.34         43.11       30.38      30.375     16.625      20.610         20.61
MFFC         24.54          25.26         9.86         35.99       15.38      15.938     13.250      12.210         12.21
MFLR          9.51           4.22         2.79         24.39       25.00      26.750     15.750      14.310         14.09
MFSL          4.83           0.28         2.72        251.15       26.63      26.625     16.375      15.840         15.68
MIFC         15.61          13.86         8.71         21.80       11.50      11.750      6.375       7.410          7.40
MIVI         (2.43)          1.39        (2.62)        14.80       18.50      19.750     12.000      16.850         16.85

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
MONT  Montgomery Financial Corp.           3.39        7.76        4.50        3.25      0.03        1.97        61.50     61.14
MRKF  Market Financial Corp.               3.69        6.72        3.07        3.65      0.01        2.08        56.77     56.64
MSBF  MSB Financial Inc.                   4.78        8.26        3.65        4.61      0.46        2.80        55.35     50.86
MSBK  Mutual Savings Bank FSB              1.75        6.49        4.77        1.72      0.47        2.18        99.81     99.76
MWBI  Midwest Bancshares Inc.              2.88        7.42        4.64        2.78      0.23        1.78        59.12     55.71
MWBX  MetroWest Bank                       4.11        7.73        3.81        3.92      0.39        2.64        59.83     55.83
MYST  Mystic Financial Inc.               NA          NA          NA          NA        NA          NA           NA        NA
NASB  NASB Financial Inc.                  3.62        8.41        4.88        3.53      0.82        2.04        47.31     35.08
NBN   Northeast Bancorp                    4.08        8.39        4.47        3.93      0.67        3.32        69.82     64.69
NBSI  North Bancshares Inc.                3.27        7.28        4.14        3.14      0.19        2.55        76.56     75.13
NEIB  Northeast Indiana Bancorp            3.60        7.89        4.38        3.51      0.31        1.69        44.19     39.24
NEP   Northeast PA Financial Corp.        NA          NA          NA          NA        NA          NA           NA        NA
NHTB  New Hampshire Thrift Bncshrs         3.67        7.40        3.99        3.41      0.69        2.66        62.28     54.65
NMSB  NewMil Bancorp Inc.                  3.97        7.37        3.54        3.84      0.45        2.67        65.15     61.07
NSLB  NS&L Bancorp Inc.                    3.27        6.70        3.51        3.18      0.40        2.46        68.48     64.48
NSSY  NSS Bancorp Inc.                     3.06        7.11        4.13        2.98      0.67        2.63        68.74     61.67
NTBK  Net.B@nk Inc.                        2.79        6.28        3.56        2.72      0.18       17.33       597.66    630.22
NTMG  Nutmeg Federal S&LA                  4.19        7.30        3.30        3.99      1.23        4.07        76.54     69.33
NWEQ  Northwest Equity Corp.               3.83        8.01        4.39        3.62      0.44        2.34        55.95     50.54
NWSB  Northwest Bancorp Inc. (MHC)         3.80        7.85        4.22        3.63      0.31        2.26        55.23     51.41
OCFC  Ocean Financial Corp.                3.12        6.96        3.92        3.04      0.17        1.62        50.91     48.15
OCN   Ocwen Financial Corp.                4.91        9.61        5.51        4.10      1.21        3.45        81.99     76.67
OFCP  Ottawa Financial Corp.               3.36        7.45        4.34        3.11      0.41        2.15        57.12     51.44
OHSL  OHSL Financial Corp.                 3.17        7.63        4.54        3.09      0.16        1.98        61.03     58.97
OSFS  Ohio State Financial Services        3.85        7.10        3.35        3.76      0.12        2.39        61.92     60.72
OTFC  Oregon Trail Financial Corp.        NA          NA          NA          NA        NA          NA           NA        NA
PBCI  Pamrapo Bancorp Inc.                 4.72        7.69        3.21        4.48      0.36        2.65        53.02     49.28
PBCT  People's Bank (MHC)                  3.51        6.70        3.47        3.23      2.43        4.07        70.74     48.74
PBHC  Pathfinder Bancorp Inc. (MHC)        4.06        7.39        3.60        3.80      0.51        3.02        66.18     61.64
PBKB  People's Bancshares Inc.             3.11        7.24        4.26        2.98      0.29        2.61        77.55     75.34
PCBC  Perry County Financial Corp.         2.85        6.88        4.07        2.81      0.04        1.08        37.74     36.82
PDB   Piedmont Bancorp Inc.                3.95        7.84        3.99        3.85      0.28        2.13        52.18     48.65
PEDE  Great Pee Dee Bancorp               NA          NA          NA          NA        NA          NA           NA        NA
PEEK  Peekskill Financial Corp.            3.69        6.74        3.10        3.64      0.12        1.82        48.28     46.54
PERM  Permanent Bancorp Inc.               2.72        7.15        4.54        2.62      0.43        1.99        64.17     58.27
PERT  Perpetual Bank (MHC)                 3.85        7.72        4.04        3.68      0.91        2.93        63.96     55.05
PFDC  Peoples Bancorp                      3.69        7.70        4.05        3.65      0.22        1.45        37.31     33.47
PFED  Park Bancorp Inc.                    3.56        7.03        3.60        3.42      0.10        2.20        66.89     65.89
PFFB  PFF Bancorp Inc.                     2.89        7.23        4.42        2.81      0.47        2.03        60.59     54.06
PFFC  Peoples Financial Corp.              3.71        7.19        3.58        3.61      0.03        2.42        66.44     66.13
PFNC  Progress Financial Corp.             4.57        8.21        3.96        4.25      1.21        4.06        71.06     62.82
PFSB  PennFed Financial Services Inc       2.59        7.13        4.64        2.49      0.16        1.32        42.55     38.95
PFSLD Pocahontas Bancorp Inc.              2.02        6.97        5.01        1.96      0.33        1.31        57.35     50.13
PHBK  Peoples Heritage Finl Group          4.66        7.68        3.41        4.28      0.95        3.26        59.53     50.59
PHFC  Pittsburgh Home Financial Corp       2.97        7.53        4.66        2.86      0.20        1.82        58.81     55.92
PHSB  Peoples Home Savings Bk (MHC)        3.54        7.24        3.80        3.43      0.38        2.75        72.11     68.98
PKPS  Poughkeepsie Financial Corp.         3.30        7.66        4.51        3.15      0.44        2.74        68.28     63.90
PLSK  Pulaski Savings Bank (MHC)           3.23        7.25        4.19        3.06      0.10        2.04        64.22     63.03
PMFI  Perpetual Midwest Financial          2.97        7.67        4.83        2.84      0.39        2.21        68.41     64.10
PRBC  Prestige Bancorp Inc.                3.18        7.00        3.91        3.08      0.26        2.33        69.66     67.08
PROV  Provident Financial Holdings         3.19        7.13        4.06        3.07      0.70        2.83        75.79     70.25
PSBK  Progressive Bank Inc.                4.05        7.78        3.93        3.85      0.38        2.43        53.62     49.04
PSFC  Peoples-Sidney Financial Corp.       3.79        7.76        4.04        3.72      0.06        1.91        50.42     49.57
PSFI  PS Financial Inc.                    4.99        7.37        2.54        4.84      0.09        1.42        28.75     27.38
PTRS  Potters Financial Corp.              3.43        7.16        3.91        3.25      0.29        2.45        70.30     67.64
PULB  Pulaski Bank, Svgs Bank (MHC)        3.78        7.61        3.92        3.69      0.27        2.39        60.31     57.39
PULS  Pulse Bancorp                        2.68        7.00        4.38        2.63      0.08        1.02        37.71     35.92
PVFC  PVF Capital Corp.                    3.96        8.77        4.83        3.94      0.32        2.23        52.46     48.63
PVSA  Parkvale Financial Corp.             2.98        7.23        4.30        2.93      0.23        1.44        44.92     40.59
PWBC  PennFirst Bancorp Inc.               2.14        6.92        4.82        2.10      0.13        1.20        50.57     47.41
PWBK  Pennwood Bancorp Inc.                4.43        7.91        3.70        4.20      0.25        2.85        62.07     59.81
QCBC  Quaker City Bancorp Inc.             3.06        7.65        4.65        3.00      0.33        1.86        53.17     48.08
QCFB  QCF Bancorp Inc.                     4.14        7.19        3.12        4.07      0.38        1.80        40.43     34.85
QCSB  Queens County Bancorp Inc.           4.66        8.15        3.83        4.32      0.12        1.87        41.82     40.16

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
             Rate         Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------

MONT       11.68           12.03         5.26         21.08        12.88      14.000    11.000      11.890         11.89
MRKF       24.28           22.13        (4.88)        23.04        15.63      16.000    12.250      15.130         15.13
MSBF       16.39           14.98         2.52         20.48        19.00      19.500     9.500      10.560         10.56
MSBK       (3.00)          25.81        (0.71)        55.66        13.00      14.625     5.500       7.660          7.66
MWBI        8.28           12.13         3.30         16.33        18.25      19.500     8.833      10.460         10.46
MWBX       16.53           17.37        13.96        111.99         9.00       9.500     4.625       3.170          3.17
MYST       NA              NA           NA            50.16        NA         NA        NA          NA             NA
NASB       (0.62)          (2.16)        6.96        142.78        53.13      56.000    33.875      27.830         27.02
NBN        16.89           21.39        21.96         40.50        19.00      19.250     8.833       9.460          8.53
NBSI        4.69            7.68         1.96         25.02        17.88      18.833    10.500      11.600         11.60
NEIB       17.59           18.83        26.02         36.53        22.13      22.125    13.250      15.760         15.76
NEP        NA              NA           NA           100.03        NA         NA        NA          NA             NA
NHTB       20.27           18.30        26.77         44.37        20.50      22.750    11.750      12.240         10.58
NMSB       14.00            4.68         8.21         54.07        13.00      14.500     8.750       8.540          8.54
NSLB       (0.98)          12.30         5.15         12.00        18.88      19.500    13.625      16.640         16.52
NSSY        5.27           (2.24)       (9.64)       114.09        36.00      37.000    22.688      22.490         21.83
NTBK       NA              NA           NA           170.54        11.75      12.500     8.750       5.550          5.55
NTMG       11.95            8.84        11.10         10.36         8.44       8.438     5.250       5.880          5.88
NWEQ        3.15            3.46         0.85         17.72        20.75      20.750    11.875      14.820         14.82
NWSB       17.62           13.25        23.41        795.56        14.13      16.375     6.625       4.440          3.94
OCFC       15.88           15.29         4.50        287.87        37.25      38.375    25.500      27.450         27.45
OCN        23.57           18.68         3.29      1,574.71        25.44      28.282    12.625       6.930          6.67
OFCP        4.42            4.73         5.15        156.74        34.00      34.000    15.341      14.370         11.69
OHSL       10.77            8.85         8.97         40.02        27.00      28.250    21.000      21.600         21.60
OSFS       12.17           (2.73)       (5.90)        10.15        15.50      15.500    15.500      16.470         16.47
OTFC       NA              NA           NA            76.91        17.38      NA        NA          15.340         15.34
PBCI        3.80            1.63         2.22         79.60        27.25      27.250    18.500      17.070         16.96
PBCT        7.05            3.76        11.88      2,408.27        38.00      38.000    18.959      11.610         11.55
PBHC        3.60           11.64        (4.15)        60.73        20.00      20.000     6.253       8.200          6.95
PBKB       53.77           48.79         5.60         80.98        22.75      24.500    10.500       9.160          8.81
PCBC        5.75           23.91        (1.20)        19.66        24.13      25.000    17.000      19.760         19.76
PDB         4.06           11.92         6.69         29.57        10.88      11.625     9.250       7.660          7.66
PEDE       NA              NA           NA            34.68        16.13      NA        NA          14.020         14.02
PEEK       (1.77)          10.47         3.24         54.53        16.75      18.250    13.375      14.870         14.87
PERM        1.66            2.40         0.69         75.87        31.13      31.125    20.375      20.67          20.43
PERT       30.97           26.27        20.89         98.08        60.63      65.500    22.563      20.290         20.29
PFDC        4.98            8.57         3.99         77.77        22.00      25.000    13.000      13.250         13.25
PFED       (0.69)           3.22         5.64         42.57        18.63      18.625    13.000      16.550         16.55
PFFB        9.56            2.75         1.39        377.07        19.88      21.500    13.625      14.950         14.80
PFFC       (7.60)          29.29         2.17         23.37        15.13      19.000    12.750      10.980         10.98
PFNC       28.61           28.93        11.27         72.13        16.50      16.500     7.679       6.180          5.19
PFSB       21.57           20.74        11.00        172.42        17.13      17.375    10.000      11.520          9.87
PFSLD       4.37           17.15        28.95         69.19        11.06      11.182     4.162      NA             NA
PHBK       25.88           29.06        14.75      1,395.55        46.00      47.000    26.188      17.130         12.87
PHFC       37.03           28.29         4.35         36.43        18.00      20.813    13.000      12.520         12.37
PHSB        7.67            3.99        (0.93)        56.93        18.88      19.750    13.625      10.370         10.37
PKPS        1.96            4.85         7.85        141.87        11.63      11.625     5.250       5.750          5.75
PLSK       13.07            6.20         4.09         40.05        19.25      24.500    11.500      10.290         10.29
PMFI        0.92           12.67         9.99         60.35        29.25      30.500    18.750      18.490         18.49
PRBC       24.97           25.68         8.75         18.53        20.00      20.000    13.000      17.080         17.08
PROV       22.41           25.37         9.69        107.51        21.88      22.250    13.750      17.850         17.85
PSBK        0.95           (3.12)        0.55        162.37        38.25      39.250    22.750      20.480         18.57
PSFC       15.11            9.45        (1.99)        32.14        17.88      18.500    12.563      15.850         15.85
PSFI       17.02            3.39        (2.20)        28.96        22.38      22.375    11.750      11.140         11.14
PTRS        7.41           29.43         2.89         20.02        20.00      20.750     9.500      11.310         11.31
PULB        2.29            6.52         2.28        102.75        31.38      32.500    14.500      11.540         11.54
PULS        5.81            5.04         3.77         84.65        26.13      29.750    15.750      14.310         14.31
PVFC       13.99           13.89        13.61         64.82        20.19      21.750    13.636      10.850         10.85
PVSA        7.81           20.76         7.58        162.83        34.25      34.250    19.600      15.790         15.70
PWBC       30.35           55.13        20.03        102.12        19.25      19.500    12.273      13.000         11.58
PWBK        1.08           41.99         3.58         12.11        19.75      19.750    13.000      16.760         16.76
QCBC       11.47            4.12         7.27        106.55        21.25      24.563    14.200      15.730         15.73
QCFB        3.91           12.02         0.83         37.65        29.75      29.750    17.500      19.410         19.41
QCSB       18.00           21.54         4.42        674.80        40.50      40.500    20.222      13.230         13.23

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
RARB  Raritan Bancorp Inc.                 3.57        7.22        3.80        3.43      0.25        1.95        52.01     48.52
RCBK  Richmond County Financial Corp      NA          NA          NA          NA        NA          NA           NA        NA
REDF  RedFed Bancorp Inc.                  3.37        7.13        3.94        3.19      0.75        2.66        64.00     55.50
RELI  Reliance Bancshares Inc.             5.02        7.39        2.59        4.80      0.05        3.11        64.15     63.80
RELY  Reliance Bancorp Inc.                3.41        7.16        3.94        3.22      0.2         1.79        46.67     43.28
RIVR  River Valley Bancorp                 3.71        7.01        3.45        3.57      0.53        2.86        69.46     64.90
ROSE  TR Financial Corp.                   2.63        7.19        4.61        2.58      0.20        1.29        46.09     41.84
RSLN  Roslyn Bancorp Inc.                  3.09        6.80        3.82        2.98      0.21        1.31        40.45     36.33
RVSB  Riverview Bancorp Inc.               4.51        8.17        3.94        4.24      0.86        2.95        54.96     45.77
SBFL  SB of the Finger Lakes (MHC)         3.15        7.07        4.10        2.96      0.25        2.60        78.26     76.46
SBOS  Boston Bancorp (The)                 2.72        6.92        4.27        2.65      0.16        1.51        56.25     53.67
SCBS  Southern Community Bancshares        3.97        7.30        3.39        3.91      0.24        2.28        54.94     52.14
SCCB  S. Carolina Community Bancshrs       4.14        7.68        3.62        4.06      0.25        2.68        61.79     59.42
SFED  SFS Bancorp Inc.                     3.46        7.26        3.89        3.37      0.25        2.55        70.82     68.67
SFFC  StateFed Financial Corp.             3.47        7.79        4.51        3.28      0.16        1.44        52.28     50.02
SFIN  Statewide Financial Corp.            3.76        7.39        3.74        3.65      0.24        2.52        64.30     61.92
SFSB  SuburbFed Financial Corp.            2.85        7.12        4.37        2.75      0.67        2.56        74.48     68.24
SFSL  Security First Corp.                 4.00        8.26        4.40        3.86      0.26        1.99        47.85     44.31
SGVB  SGV Bancorp Inc.                     2.60        7.19        4.68        2.52      0.27        2.15        74.85     72.18
SHEN  First Shenango Bancorp Inc.          3.22        7.44        4.27        3.17      0.19        1.47        42.86     39.36
SHSB  SHS Bancorp Inc.                     3.03        7.72        4.77        2.96      0.16        1.95        61.61     59.58
SIB   Staten Island Bancorp Inc.           4.39        7.05        2.88        4.16      0.35        2.06        43.41     38.65
SISB  SIS Bancorp Inc.                     3.80        7.12        3.53        3.59      0.92        2.99        65.85     57.08
SKAN  Skaneateles Bancorp Inc.             4.13        7.73        3.84        3.88      0.72        3.38        72.00     66.80
SKBO  First Carnegie Deposit (MHC)         2.66        6.74        4.16        2.58      0.06        1.62        61.43     60.60
SMBC  Southern Missouri Bancorp Inc.       3.19        7.07        3.94        3.14      0.35        2.05        61.45     57.14
SOBI  Sobieski Bancorp Inc.                3.38        7.27        4.02        3.25      0.17        2.39        70.09     68.55
SOPN  First Savings Bancorp Inc.           3.90        7.57        3.75        3.83      0.17        1.24        30.99     27.85
SOSA  Somerset Savings Bank                4.04        8.17        4.31        3.85      0.22        2.96        63.36     61.24
SPBC  St. Paul Bancorp Inc.                3.01        7.00        4.11        2.88      0.90        2.14        59.09     46.34
SRN   Southern Banc Co.                    2.77        7.05        4.33        2.72      0.10        2.08        72.14     71.15
SSB   Scotland Bancorp Inc.                4.58        7.56        3.06        4.50      0.11        2.26        48.91     47.66
SSFC  South Street Financial Corp.         3.37        7.15        3.85        3.30      0.06        1.93        57.30     56.46
SSM   Stone Street Bancorp Inc.            4.77        7.91        3.30        4.60      0.15        2.40        50.37     48.74
STFR  St. Francis Capital Corp.            2.74        7.11        4.57        2.54      0.37        1.99        64.20     59.00
STSA  Sterling Financial Corp.             2.81        7.62        4.97        2.65      0.48        2.16        64.77     58.45
SVRN  Sovereign Bancorp Inc.               2.63        7.16        4.62        2.54      0.23        1.36        45.74     40.73
SWBI  Southwest Bancshares Inc.            3.39        7.43        4.26        3.17      0.19        1.73        56.11     53.50
SWCB  Sandwich Bancorp Inc.                3.72        7.23        3.69        3.54      0.51        2.46        58.18     52.13
SZB   SouthFirst Bancshares Inc.           3.81        7.33        3.82        3.51      1.07        3.43        74.91     67.27
THR   Three Rivers Financial Corp.         3.70        7.53        3.95        3.58      0.53        2.82        68.85     64.29
THRD  TF Financial Corp.                   3.12        6.85        3.82        3.03      0.19        2.15        61.67     59.25
TPNZ  Tappan Zee Financial Inc.            3.78        7.43        3.72        3.71      0.13        2.40        62.22     60.92
TRIC  Tri-County Bancorp Inc.              3.19        7.33        4.22        3.11      0.16        1.84        56.26     54.01
TSBK  Timberland Bancorp Inc.              4.72        8.59        4.05        4.54      0.50        2.56        50.80     45.40
TSBS  Peoples Bancorp Inc. (MHC)           3.66        6.94        3.45        3.48      0.31        2.13        52.66     48.41
TSH   Teche Holding Co.                    3.39        7.56        4.25        3.31      0.73        2.55        63.87     55.95
TWIN  Twin City Bancorp                    3.92        7.73        3.99        3.74      0.39        2.58        63.03     59.21
UBMT  United Financial Corp.               3.85        7.04        3.33        3.71      0.65        2.06        47.31     38.07
UCBC  Union Community Bancorp              3.50        7.83        4.42        3.41      0.06        1.28        31.81     30.52
UFRM  United Federal Savings Bank          3.86        8.19        4.59        3.60      0.95        3.45        75.52     69.04
USAB  USABancshares Inc.                   4.80        9.17        4.50        4.67      0.57        4.00        73.80     70.58
UTBI  United Tennessee Bankshares          3.41        6.91        3.60        3.31      0.24        1.97        55.71     52.47
VABF  Virginia Beach Fed. Financial        3.21        7.99        4.88        3.12      0.42        2.62        73.31     69.70
WAMU  Washington Mutual Inc.               3.03        7.38        4.50        2.88      0.84        1.98        51.23     37.06
WAYN  Wayne Savings Bancshares (MHC)       3.33        7.56        4.35        3.21      0.23        2.37        68.82     66.58
WBST  Webster Financial Corp.              3.16        7.02        4.00        3.02      0.51        2.07        54.92     47.37
WCBI  Westco Bancorp Inc.                  3.64        7.58        4.04        3.54      0.26        1.56        41.31     37.07
WCFB  Webster City Federal SB (MHC)        3.65        7.15        3.57        3.58      0.22        1.46        38.40     34.66
WEFC  Wells Financial Corp.                3.42        7.56        4.21        3.36      0.50        1.96        50.95     43.69
WEHO  Westwood Homestead Fin. Corp.        3.56        7.68        4.16        3.52      0.11        2.00        55.03     53.65
WES   Westcorp                             3.57        7.66        4.56        3.10      4.26        6.96        94.89     87.87
WFI   Winton Financial Corp.               3.19        8.04        4.92        3.12      0.13        1.87        57.25     55.44
WFSL  Washington Federal Inc.              3.68        8.16        4.58        3.58      0.08        0.74        18.27     16.54

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
             Rate         Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------
RARB          8.77         13.88         1.78          65.83      28.00       29.250       15.500       13.010      12.83
RCBK         NA            NA           NA            467.92      NA          NA           NA           NA          NA
REDF         14.42         22.00         6.81         143.75      19.88       21.125       12.375       11.650      11.61
RELI         (0.14)         9.48        (1.41)         23.70       9.50        9.688        6.625        8.710       8.71
RELY         19.43         17.35        16.86         393.79      36.63       36.875       18.625       19.92       13.57
RIVR         64.64         92.27        50.56          23.51      17.00       17.250       13.250       14.800      14.59
ROSE         17.90         20.20        -6.02         613.73      33.25       35           16.563       14.54       14.54
RSLN         (0.47)        88.77        (0.68)      1,058.33      23.25       24.313       15.000       14.400      14.33
RVSB         17.18         10.56         2.17         104.27      17.75       18.000        6.005        9.750       9.41
SBFL         23.59         33.22        21.26          72.29      16.00       16.000        6.625        6.080       6.08
SBOS        (15.43)       (13.03)        0.65          NA         41.75       44.000       28.750       40.290      40.29
SCBS         (1.74)        17.30         0.90          19.33      18.25       19.000       13.000       12.400      12.40
SCCB         (1.80)         0.58         5.20          12.54      22.50       25.25        15           15.99       15.99
SFED          5.79         12.99         7.01          31.42      26.88       26.875       14.750       17.730      17.73
SFFC          7.00          0.51        10.23          22.61      14.75       14.750        8.250       10.040      10.04
SFIN          6.17          2.21        (2.88)        103.93      24.00       24.000       14.125       14.390      14.37
SFSB          8.51         21.31         2.29          59.80      50.00       50.000       19.000       23.310      23.24
SFSL          8.58         10.71        12.89         169.39      20.88       21.500       11.667        8.380       8.25
SGVB         10.27         10.92        18.95          42.22      17.75       19.375       11.125       13.130      12.94
SHEN         (7.59)         0.23         2.84          88.97      37.00       37.000       21.750       23.130      23.13
SHSB          8.43          5.76         0.34          14.45      16.75       17.870       14.750       14.650      14.65
SIB          48.75         12.33         2.91         930.81      20.94       20.938       19.063       15.200      14.79
SISB          8.58          9.88         7.62         285.73      40.19       40.250       22.375       18.170      18.17
SKAN          5.75          3.90         6.48          28.02      22.13       22.125       10.667       12.300      11.97
SKBO          2.25          3.50        (4.82)         46.00      18.75       19.875       11.625       10.740      10.74
SMBC          0.17         14.37        (6.53)         35.92      20.50       20.500       14.250       16.470      16.47
SOBI         10.86         24.36        (2.33)         15.88      20.38       20.375       13.750       17.750      17.75
SOPN         13.14          8.53         6.72          96.21      25.50       25.500       17.875       18.510      18.51
SOSA          4.32          6.30         3.02          83.81       5.00        5.938        1.984        2.150       2.15
SPBC          4.59         15.08        (1.58)        885.05      26.25       28.500       15.200       12.220      12.19
SRN          (0.12)        15.53        (1.19)         20.30      17.75       18.000       13.125       14.840      14.72
SSB          (9.69)        (3.36)        9.21          18.42       9.94       19.250        9.875        7.730       7.73
SSFC         (0.01)         1.64         1.61          53.78      19.00       20.000       13.750        7.850       7.85
SSM           2.16         12.02         0.61          39.15      22.19       27.250       19.250       16.370      16.37
STFR         13.36         17.00        19.00         233.68      50.50       50.500       26.000       24.730      22.05
STSA         22.12         14.28        14.87         196.81      21.75       22.500       13.625       13.590      12.56
SVRN         14.68         19.05         9.05       2,627.15      17.29       18.021        9.115        6.340       5.26
SWBI         (3.69)         3.11         0.93          88.57      29.75       30.125       18.000       16.220      16.22
SWCB         11.65         15.55         8.95         124.30      44.00       45.000       27.250       21.630      20.88
SZB          77.63         52.31       101.60          20.86      22.75       22.750       12.875       16.400      15.98
THR           9.20          5.97         1.61          17.32      21.75       21.750       13.750       15.920      15.87
THRD         (7.84)       (18.83)       (3.98)         90.84      30.00       30.000       16.250       17.360      14.49
TPNZ          8.35          3.86        10.23          29.75      18.75       22.625       13.625       14.560      14.56
TRIC          4.79         14.49        (6.45)         16.05      15.00       15.000        9.000       11.840      11.84
TSBK         44.22          2.02        58.95         119.03      NA          NA           NA           NA          NA
TSBS          6.56          4.35         0.44         391.26      45.25       45.250       15.750       12.160      10.98
TSH           5.06          5.07         5.25          75.63      22.75       23.500       14.375       16.090      16.09
TWIN          3.47         (0.93)        7.74          18.71      15.50       15.500       11.667       11.050      11.05
UBMT         (7.30)         3.38        (9.88)         47.13      25.50       27.000       18.750       20.150      20.15
UCBC         59.49          8            3.01          45.25      14.63       14.688       14.625       14.11       14.11
UFRM         16.63         33.72        12.93          58.24      19.63       21.000        8.000        6.930       6.93
USAB        105.16        128.73        94.24          10.25       8.50        9.750        6.375        6.730       6.63
UTBI         48.30          8.47        51.90          21.82      NA          NA           NA           NA          NA
VABF          1.66          2.84        (3.77)         95.25      18.38       18.750        9.375        8.860       8.86
WAMU         10.93          9.67        (3.19)     19,059.44      63.81       72.375       42.750       20.800      19.37
WAYN          2.03         (1.42)        2.58          64.90      29.00       33.000       15.833       10.720      10.72
WBST         25.19          4.09        -2.06         952.31      66.50       66.750       35.125       27.990      24.41
WCBI          1.59          7.22         1.75          72.70      27.25       29.250       20.000       19.720      19.72
WCFB          1.40          0.36         0.81          42.19      20.00       22.000       12.750       10.600      10.60
WEFC          0.05         NA            0.02          37.72      17.88       19.000       12.875       15.130      15.13
WEHO         11.93         38.37        11.57          40.52      17.00       18.125       12.000       10.600      10.60
WES          11.81          8.16         6.77         443.45      16.88       23.500       13.250       13.270      13.24
WFI          12.88         13.06        11.96          64.73      10.19       10.313        5.875        6.080       5.97
WFSL         (2.66)         1.72         4.93       1,473.36      28.58       30.285       20.455       14.090      12.99

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
WHGB  WHG Bancshares Corp.                 3.84        7.22        3.55        3.68      0.13        2.47        64.91     63.65
WOFC  Western Ohio Financial Corp.         2.95        7.59        4.69        2.90      0.18        2.32        71.57     69.82
WRNB  Warren Bancorp Inc.                  4.97        7.94        3.17        4.76      0.29        2.74        51.97     49.05
WSB   Washington Savings Bank, FSB         2.49        8.02        5.63        2.38      0.23        1.69        70.47     67.60
WSBI  Warwick Community Bancorp           NA          NA          NA          NA        NA          NA           NA        NA
WSFS  WSFS Financial Corp.                 3.06        7.45        4.73        2.72      1.31        2.39        57.20     36.60
WSTR  WesterFed Financial Corp.            3.51        7.24        4.05        3.19      0.65        2.60        64.36     57.07
WVFC  WVS Financial Corp.                  3.65        7.64        4.02        3.61      0.12        1.67        44.79     42.93
WYNE  Wayne Bancorp Inc.                   3.50        7.28        3.84        3.44      0.23        2.28        63.28     60.79
YFCB  Yonkers Financial Corp.              3.92        7.51        3.66        3.84      0.30        2.24        53.97     50.43
YFED  York Financial Corp.                 3.32        7.58        4.44        3.14      0.44        2.10        59.99     54.38
      ----------------------------------------------------------------------------------------------------------------------------
      Average                              3.48        7.46        4.12        3.33      0.46        2.31        60.48     55.09
      Median                               3.48        7.39        4.14        3.31      0.33        2.18        58.36     53.66

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
             Rate         Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------
WHGB       5.71            1.13         7.13        26.04        18.75       18.750       13.125        14.340         14.34
WOFC      (5.29)          (2.65)        5.88        62.92        26.88       29.250       21.000        22.910         21.41
WRNB       3.35            7.06         2.82        93.25        23.00       24.125       14.750        10.520         10.52
WSB        3.55           (6.07)        5.27        35.25         8.25        9.500        4.875         5.230          5.23
WSBI      NA              NA           NA          116.44        NA          NA           NA            NA             NA
WSFS      11.61           (7.10)        2.96       271.00        20.00       21.750       10.500         6.960          6.92
WSTR      83.65           83.99        87.53       145.83        25.50       27.000       17.625        19.310         15.69
WVFC       5.84            7.04        (0.52)       69.25        35.25       35.250       23.500        17.750         17.75
WYNE      10.64           23.02        10.91        60.41        26.75       27.500       14.875        16.860         16.86
YFCB      26.58           60.39        11.63        57.77        19.25       22.000       12.750        14.870         14.87
YFED       1.92            1.23         7.60       225.72        25.75       27.250       12.800        11.840         11.84
     ---------------------------------------------------------------------------------------------------------------------------
Average   12.96           15.49         9.26       279.67        24.34       25.41        14.91         14.74          14.27
Median     8.35           10.87         5.38        64.90        21.00       22.13        13.75         14.38          13.99

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                    Income Statement as of The Most Recent Quarter
                                      ---------------------------------------------------------------------------------------------
                                          Net      Interest     Interest  Net Interest Noninterest Noninterest
                                       Interest    Income/      Expense/    Income/      Income/     Expense/   Efficiency Overhead
                                        Margin    Avg Assets   Avg Assets Avg Assets   Avg Assets   Avg Assets    Ratio     Ratio
Ticker      Short Name                    (%)        (%)          (%)        (%)          (%)          (%)         (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
ATSB  AmTrust Capital Corp.                2.82        7.04        4.35        2.69      0.55        2.87        88.31     85.91
CKFB  CKF Bancorp Inc.                     3.75        7.46        3.80        3.66      0.10        1.67        42.50     40.92
FFBI  First Financial Bancorp Inc.         3.08        7.18        4.25        2.93      0.55        2.97        85.19     82.41
FFDF  FFD Financial Corp.                  3.35        6.98        3.68        3.31      0.07        1.95        57.77     56.88
FTSB  Fort Thomas Financial Corp.          4.15        8.49        4.46        4.03      0.31        2.29        52.81     49.23
HCFC  Home City Financial Corp.            4.59        9.19        4.73        4.46      0.13        2.55        55.54     54.29
KYF   Kentucky First Bancorp Inc.          3.45        7.23        3.85        3.37      0.18        1.91        53.63     51.11
LOGN  Logansport Financial Corp.           3.95        7.62        3.80        3.81      0.20        1.55        38.75     35.59
MSBF  MSB Financial Inc.                   4.78        8.26        3.65        4.61      0.46        2.80        55.35     50.86
NSLB  NS&L Bancorp Inc.                    3.27        6.70        3.51        3.18      0.40        2.46        68.48     64.48
PFFC  Peoples Financial Corp.              3.71        7.19        3.58        3.61      0.03        2.42        66.44     66.13
SFFC  StateFed Financial Corp.             3.47        7.79        4.51        3.28      0.16        1.44        52.28     50.02
       ----------------------------------------------------------------------------------------------------------------------------
       Average                             3.70        7.59        4.01        3.58      0.26        2.24        59.75     57.32
       Median                              3.59        7.35        3.83        3.49      0.19        2.36        55.45     52.70
       Maximum                             4.78        9.19        4.73        4.61      0.55        2.97        88.31     85.91
       Minimum                             2.82        6.70        3.51        2.69      0.03        1.44        38.75     35.59

            Balance Sheet Growth as of the MRQ                    Market Data as of The Most Recent Quarter
         --------------------------------------  ---------------------------------------------------------------------------------
             Asset        Loan         Deposit      MRQ          MRQ        MRQ         MRQ      MRQ Publicly      MRQ Tangible
            Growth       Growth        Growth      Market       Price      Price       Price       Reported        Publicly Rep
             Rate         Rate          Rate       Value      Per Share     High        Low       Book Value        Book Value
Ticker        (%)          (%)          (%)         ($)          ($)        ($)         ($)          ($)                ($)
-------  --------------------------------------  ---------------------------------------------------------------------------------
ATSB      (4.31)          (5.50)       (7.14)        7.91         13.875      14.500       10.000           14.66       14.51
CKFB       4.77            5.12         0.98        17.12         18.500      20.500       17.500           17.14       17.14
FFBI     (12.52)         (25.95)        2.60        10.49         21.000      21.000       15.500           18.37       18.37
FFDF       7.20           25.22         7.93        32.51         18.000      19.500       13.000           15.38       15.38
FTSB       9.62           12.18        10.00        22.49         15.375      15.500        9.250           10.71       10.71
HCFC      NA              NA           NA           16.85         18.500      18.500       12.000           15.47       15.47
KYF       (1.78)           4.17         0.61        17.70         14.938      14.938       10.563           11.32       11.32
LOGN      10.88           11.99         5.57        22.54         18.000      18.000       11.125           13.12       13.12
MSBF      16.39           14.98         2.52        20.48         19.000      19.500        9.500           10.56       10.56
NSLB      (0.98)          12.30         5.15        12.00         18.875      19.500       13.625           16.64       16.52
PFFC      (7.60)          29.29         2.17        23.37         15.125      19.000       12.750           10.98       10.98
SFFC       7.00            0.51        10.23        22.61         14.750      14.750        8.250           10.04       10.04
---------------------------------------------------------------------------------------------------------------------------------

 Average        2.61        7.66       3.69        18.84      17.16       17.93        11.92      13.70       13.68
 Median         4.77       11.99       2.60        19.09      18.00       18.75        11.56      13.89       13.82
 Maximum       16.39       29.29      10.23        32.51      21.00       21.00        17.50      18.37       18.37
 Minimum      (12.52)     (25.95)     (7.14)        7.91      13.88       14.50         8.25      10.04       10.04

MIVI * Mississippi View Holding Co.           (2.43)     1.39     (2.62)       14.80   18.50    19.75    12.00     16.85    16.85
* Pricing data is based upon the last
  trade on NASDAQ, the Bank's most
  current price is $18.50
 Variance to the Comparable Median            (7.20)   (10.60)    (5.22)       (4.29)   0.50     1.00     0.44      2.96     3.04

                                    Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
%CAL     California Federal Bank        NA          NA            NA        NA       NA      NA          NA           NA
%CCMD    Chevy Chase Bank, FSB          NA          NA            NA        NA       NA      NA          NA           NA
AABC     Access Anytime Bancorp Inc.     -           0.00          8.98     13.06    95.83    8.39       153.13       153.13
ABBK     Abington Bancorp Inc.           0.90       18.18         22.94     15.21    19.87   20.23       222.72       244.77
ABCL     Alliance Bancorp                1.58       30.86         20.05     16.40    21.12   21.78       170.80       172.81
ABCW     Anchor BanCorp Wisconsin        0.71       14.13         23.53     20.96    19.37   21.71       315.35       320.53
AFBC     Advance Financial Bancorp       1.65       NA            NA        19.45    23.07   NA          127.80       127.80
AFCB     Affiliated Community Bancorp    1.56       28.65         22.42     21.71    21.42   21.66       218.98       220.11
AFED     AFSALA Bancorp Inc.             1.35       15.05         22.31     17.9     21.61   22.31       126.91       126.91
AHCI     Ambanc Holding Co.              1.26       14.49         34.15     16.14    23.91   27.72       134.59       134.59
AHM      H.F. Ahmanson & Co.             1.10       24.51         25.3      15.95    22.45   22.27       388.61       455.23
ALBC     Albion Banc Corp.               0.99       23.17         24.43     11.24    19.20   23.37       131.10       131.10
ALBK     ALBANK Financial Corp.          1.43       20.82         16.08     15.96    11.37   15.93       181.26       233.36
ALLB     Alliance Bank (MHC)             1.03       58.06         56.45     43.98    67.31   56.45       392.82       392.82
AMFC     AMB Financial Corp.             1.62       22.73         24.30     16.62    15.40   15.68       112.52       112.52
ANA      Acadiana Bancshares Inc.        1.90       31.67         19.94     21.54    16.52   19.27       133.98       133.98
ANDB     Andover Bancorp Inc.            1.90       27.31         16.39     15.63    15.38   16.06       193.05       193.05
ANE      Alliance Bncp of New England    0.90       14.23         26.03     14.65    16.76   17.99       192.56       198.08
ASBI     Ameriana Bancorp                3.10       55.86         21.26     17.06    19.10   18.58       150.11       150.22
ASBP     ASB Financial Corp.             2.81       62.50         22.27     20.82    22.27   22.27       134.56       134.56
ASFC     Astoria Financial Corp.         1.33       18.42         21.31     15.01    20.38   19.84       186.04       267.34
ATSB     AmTrust Capital Corp.           1.29       35.09         62.00     11.45    29.81   27.19       105.73       106.82
AVND     Avondale Financial Corp.        -           0.00         NM         9.65     6.35   NM          113.88       113.88
BANC     BankAtlantic Bancorp Inc.       0.93      838.57         27.82     11.93    13.14   14.48       176.47       202.11
BDJI     First Federal Bancorp.          -           0.00         23.11     16.70    19.11   23.11       164.12       164.12
BFD      BostonFed Bancorp Inc.          1.15       20.97         21.90     13.77    19.61   19.61       154.66       160.48
BFFC     Big Foot Financial Corp.        -          NA            NA        24.25    26.09   NA          138.34       138.34
BFSB     Bedford Bancshares Inc.         2.00       38.73         19.72     23.36    21.21   19.72       153.17       153.17
BKC      American Bank of Connecticut    2.63       46.61         19.69     21.02    16.26   17.07       233.18       241.15
BKCT     Bancorp Connecticut Inc.        2.58       42.82         20.96     23.13    18.63   18.63       218.28       218.28
BKUNA    BankUnited Financial Corp.      -           0.00         34.01      6.86    30.47   27.59       160.19       180.33
BNKU     Bank United Corp.               1.22       23.39         24.08     13.25    20.83   21.17       270.76       277.78
BPLS     Bank Plus Corp.                 -           0.00         20.55      6.97    41.67   22.73       160.26       176.06
BRKL     Brookline Bancorp (MHC)         -          NA            NA        NA       NA      NA           NA           NA
BTHL     Bethel Bancorp                  2.56       20.83         16.89      6.89    16.45   13.02        91.17       108.60
BVCC     Bay View Capital Corp.          1.14       32.08         24.14     13.01    97.22   33.02       243.39       293.13
BWFC     Bank West Financial Corp.       1.66       43.42         43.94     22.42    NM      32.22       164.21       164.21
BYFC     Broadway Financial Corp.        1.60       51.28         29.07      8.33    28.41   32.05        84.63        84.63
BYS      Bay State Bancorp               -          NA            NA        NA       NA      NA           NA           NA
CAFI     Camco Financial Corp.           2.02       29.70         19.96     17.15    17.34   16.23       182.33       196.53
CAPS     Capital Savings Bancorp Inc.    1.04       19.51         19.66     17.96    17.97   18.70       190.40       190.40
CASB     Cascade Financial Corp.         -           0.00         20.27     12.05    17.86   19.74       173.81       173.81
CASH     First Midwest Financial Inc.    2.05       29.77         19.16     15.44    16.23   17.84       142.62       159.88
CATB     Catskill Financial Corp.        1.80       34.12         20.96     27.99    20.24   20.96       115.07       115.07
CAVB     Cavalry Bancorp Inc.            -          NM            NA        NA       NM      NM           NA           NA
CBCI     Calumet Bancorp Inc.            -           0.00         15.60     23.16    12.46   15.67       138.09       138.09
CBES     CBES Bancorp Inc.               1.78       33.90         21.84     20.69    25.57   19.07       131.73       131.73
CBK      Citizens First Financial Corp.  -           0.00         43.00     18.84    19.91   29.05       129.52       129.52
CBSA     Coastal Bancorp Inc.            1.38       20.44         15.51      5.98    16.09   15.44       168.12       197.78
CBSB     Charter Financial Inc.          0.95       26.02         34.73     36.77    36.62   27.39       236.57       264.22
CCFH     CCF Holding Co.                 2.97      326.69         NM        15.52    44.92  134.77       164.98       164.98
CEBK     Central Co-operative Bank       0.99       22.38         24.71     17.33    23.81   22.64       176.43       195.15
CENB     Century Bancorp Inc.            1.81       34.64         25.4      43.91    29.64   25.46       145.64       145.64
CENF     CENFED Financial Corp.          0.76       15.14         23.05     12.85    33.75   20.81       209.26       209.53
CFB      Commercial Federal Corp.        0.60        9.43         18.14     16.78    17.13   17.87       263.16       291.80
CFBC     Community First Banking Co.     1.28       NA            NA        28.60    NA      NA          148.46       150.47
CFCP     Coastal Financial Corp.         1.50       27.98         22.86     19.89    18.18   19.05       332.87       332.87
CFFC     Community Financial Corp.       1.75       37.84         21.62     22.35    19.05   21.62       163.93       164.61
CFNC     Carolina Fincorp Inc.           1.35       22.37         24.4      28.76    23.44   23.44       126.69       126.69
CFSB     CFSB Bancorp Inc.               1.79       31.66         23.30     25.98    20.8    21.74       327.98       327.98
CFTP     Community Federal Bancorp       1.73      438.28         28.91     37.45    30.83   28.91       125.59       125.59
CFX      CFX Corp.                       1.31      112.82         31.31     28.06    52.34   42.95       328.11       340.10
CIBI     Community Investors Bancorp     1.68       27.68         17.92     17.88    19.00   17.92       154.35       154.35
CKFB     CKF Bancorp Inc.                2.53      113.95         20.36     27.24    18.99   15.31       115.23       115.23


                Productivity
               -------------
                 Full Time
                Equivalent
                 Employees
Ticker         Most Recent Qtr
-----          ---------------
%CAL              5031
%CCMD             4388
AABC                60
ABBK               165
ABCL               440
ABCW               551
AFBC                NA
AFCB               220
AFED                50
AHCI               181
AHM               7849
ALBC                27
ALBK              1438
ALLB                73
AMFC                NA
ANA                 86
ANDB               280
ANE                 83
ASBI                NA
ASBP                21
ASFC              1241
ATSB                NA
AVND               201
BANC                NA
BDJI                39
BFD                252
BFFC                NA
BFSB                39
BKC                133
BKCT               110
BKUNA              258
BNKU              1593
BPLS               506
BRKL                92
BTHL                NA
BVCC               640
BWFC                66
BYFC                51
BYS                 72
CAFI               194
CAPS                80
CASB               143
CASH               104
CATB                70
CAVB               153
CBCI               135
CBES                55
CBK                100
CBSA               451
CBSB               104
CCFH                67
CEBK                NA
CENB                11
CENF               321
CFB               1569
CFBC               176
CFCP               180
CFFC                58
CFNC                42
CFSB               240
CFTP                34
CFX                976
CIBI                26
CKFB                 9

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker           Short Name             ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
CLAS     Classic Bancshares Inc.         1.40       31.46         28.57     19.58    21.74   22.47       130.04       152.44
CMRN     Cameron Financial Corp          1.37       29.17         21.35     24.88    23.30   21.35       116.08       116.08
CMSB     Commonwealth Bancorp Inc.       1.41       27.45         32.32     16.20    21.75   22.18       171.14       216.71
CMSV     Community Savings Bnkshrs(MHC)  2.40       84.91         38.27     26.53    44.64   35.38       228.80       228.80
CNIT     CENIT Bancorp Inc.              1.51       27.70         22.59     18.35    19.11   22.02       250.63       272.54
CNSB     CNS Bancorp Inc.                1.32       42.31         35.78     30.82    32.59   35.10       126.12       126.12
CNY      Carver Bancorp Inc.             -          NM            43.75      8.28    26.56   NM           97.67       101.54
COFI     Charter One Financial           1.49       41.28         21.05     21.63    NM      29.23       310.47       332.36
CONE     Conestoga Bancorp, Inc.        NA          28.17         NA        NA       NA      NA           NA           NA
COOP     Cooperative Bankshares Inc.     -           0.00         27.9      15.56    26.74   27.50       203.06       203.06
CRSB     Crusader Holding Corp.          -          NA            NA        23.83     9.86   NA          677.31       677.31
CRZY     Crazy Woman Creek Bancorp       2.37       51.28         21.36     26.51    20.09   21.63       112.20       112.20
CSBF     CSB Financial Group Inc.        -           0.00         53.00     23.37    27.60   49.07       101.22       107.55
CTZN     CitFed Bancorp Inc.             0.63       11.16         28.2      21.51    26.02   28.2        354.71       388.4
CVAL     Chester Valley Bancorp Inc.     1.26       31.49         25.74     23.31    23.03   24.31       264.35       264.35
DCBI     Delphos Citizens Bancorp Inc.   1.14        0.00         22.11     37.92    23.86   22.11       141.60       141.60
DIBK     Dime Financial Corp.            1.35       12.66         11.37     19.23    10.75   11.29       232.50       238.72
DIME     Dime Community Bancorp Inc.     1.22       11.17         29.49     21.94    27.34   27.93       175.35       202.86
DME      Dime Bancorp Inc.               0.53       10.71         26.90     16.04    41.84   26.90       266.59       324.97
DNFC     D & N Financial Corp.           0.72        5.95         20.26     13.91    17.34   18.14       257.42       259.83
DSL      Downey Financial Corp.          0.99       18.71         19.90     14.87    15.30   19.19       201.73       204.27
EBI      Equality Bancorp Inc.           1.55       NA            NA        16.81    NA      NA          150.34       150.34
EBSI     Eagle Bancshares                2.20       66.67         25.00     16.68    22.71   30.28       212.23       212.23
EFBC     Empire Federal Bancorp Inc.     1.75       NA            NA        40.43    26.76   NA          109.36       109.36
EFBI     Enterprise Federal Bancorp      3.08       89.29         32.50     21.42    32.50   29.02       199.26       199.39
EGFC     Eagle Financial Corp.           1.70       71.11         34.10     17.82    19.93   43.70       252.24       311.18
EGLB     Eagle BancGroup Inc.            -           0.00         66.53     14.19    57.29   47.97       119.63       119.63
EMLD     Emerald Financial Corp.         1.26       20.34         19.87     18.69    18.54   18.86       232.74       235.95
EQSB     Equitable Federal Savings Bank  -           0.00         19.10     12.84    19.32   18.89       246.91       246.91
ESBK     Elmira Savings Bank (The)       2.13       50.38         23.08      9.62    41.67   24.79       149.48       149.48
ESX      Essex Bancorp Inc.              -           0.00         NM         2.62    NM      NM           NM           NM
ETFS     East Texas Financial Services   0.91       26.64         31.79     18.75    36.56   29.25       107.3        107.30
FAB      FIRSTFED AMERICA BANCORP INC.   -          NA            NA        15.82    21.94   NA          131.56       131.56
FBBC     First Bell Bancorp Inc.         1.95       32.52         17.08     19.75    16.53   16.67       182.87       182.87
FBCI     Fidelity Bancorp Inc.           1.60       88.89         23.36     14.37    18.38   69.44       137.21       137.44
FBCV     1ST Bancorp                     0.95       14.29         23.73     11.92    17.50   15.56       132.83       135.20
FBER     1st Bergen Bancorp              1.04       20.25         24.37     18.99    22.92   24.37       140.41       140.41
FBHC     Fort Bend Holding Corp.         1.44       22.68         40.22     15.29    30.16   28.61       225.98       241.09
FBNW     FirstBank Corp.                 1.40       NA            NA        21.65    20.00   NA          123.53       123.53
FBSI     First Bancshares Inc.           0.76       11.49         19.13     21.48    17.26   18.25       149.20       149.20
FCB      Falmouth Bancorp Inc.           1.05       29.85         40.85     34.11    22.88   34.14       142.43       142.43
FCBF     FCB Financial Corp.             2.42       54.68         23.08     24.52    18.33   23.74       173.96       173.96
FCME     First Coastal Corp.             -           0.00         19.26     13.23    16.19   15.66       130.85       130.85
FDEF     First Defiance Financial        2.32       53.23         25.83     22.80    35.23   25.00       123.70       123.70
FED      FirstFed Financial Corp.        -           0.00         19.79     10.63    17.11   19.42       198.43       200.14
FESX     First Essex Bancorp Inc.        2.33       40.00         21.48     15.14    20.05   19.25       199.20       226.58
FFBA     First Colorado Bancorp Inc.     1.75       37.70         25.59     32.08    20.62   24.33       238.46       243.34
FFBH     First Federal Bancshares of AR  0.97       18.18         25.00     25.61    23.96   23.76       169.82       169.82
FFBI     First Financial Bancorp Inc.    -           0.00         41.39     12.69    52.60   84.17       137.45       137.45
FFBS     FFBS BanCorp Inc.               2.25      208.33         18.54     25.92    18.54   18.54       147.64       147.64
FFBZ     First Federal Bancorp Inc.      1.17       22.73         22.86     18.10    28.57   21.82       262.58       262.87
FFCH     First Financial Holdings Inc.   1.59       33.19         23.76     19.89    23.55   23.34       308.84       308.84
FFDB     FirstFed Bancorp Inc.           2.08       41.67         17.39     15.50    17.65   17.39       160.00       174.29
FFDF     FFD Financial Corp.             1.33       23.11         40.18     35.19    46.88   18.91       146.29       146.29
FFED     Fidelity Federal Bancorp        4.27       62.50         15.37     13.59    18.03   14.65       186.75       186.75
FFES     First Federal of East Hartford  1.61       29.70         18.95     11.63    18.53   20.92       170.64       170.64
FFFD     North Central Bancshares Inc.   1.37       20.66         20.1      34.31    17.14   19.27       151.09       151.09
FFFL     Fidelity Bankshares Inc. (MHC)  2.95       87.77         38.13     19.78    25.42   32.45       241.11       242.64
FFHH     FSF Financial Corp.             2.45       45.45         18.52     15.25    19.59   18.52       124.69       124.69
FFHS     First Franklin Corp.            1.49       26.09         21.16     13.90    16.80   19.47       150.90       151.66
FFIC     Flushing Financial Corp.        1.16       18.64         24.34     19.87    21.48   23.31       158.5        164.97
FFKY     First Federal Financial Corp.   2.52       36.49         15.24     23.74    15.89   15.03       173.69       183.73
FFLC     FFLC Bancorp Inc.               1.80       30.00         21.98     18.71    20.00   20.83       145.56       145.56
FFOH     Fidelity Financial of Ohio      1.75      143.82         21.47     19.07    19.84   20.51       158.83       180.16


                 Productivity
                -------------
                  Full Time
                  Equivalent
                  Employees
Ticket          Most Recent Qtr
-----           ---------------
CLAS                  NA
CMRN                  57
CMSB                 732
CMSV                 278
CNIT                 236
CNSB                  27
CNY                  115
COFI                4327
CONE                 105
COOP                 114
CRSB                  NA
CRZY                  10
CSBF                  NA
CTZN                 775
CVAL                 107
DCBI                  21
DIBK                 147
DIME                 245
DME                 6000
DNFC                 487
DSL                 1097
EBI                   87
EBSI                 546
EFBC                  37
EFBI                  38
EGFC                 406
EGLB                  52
EMLD                 122
EQSB                  NA
ESBK                 111
ESX                   95
ETFS                  29
FAB                   NA
FBBC                  56
FBCI                  NA
FBCV                  90
FBER                  58
FBHC                 146
FBNW                  91
FBSI                  65
FCB                   29
FCBF                  NA
FCME                  74
FDEF                 155
FED                  437
FESX                 274
FFBA                 367
FFBH                 156
FFBI                  36
FFBS                  32
FFBZ                  70
FFCH                 571
FFDB                  67
FFDF                  24
FFED                 107
FFES                 178
FFFD                  NA
FFFL                  NA
FFHH                  91
FFHS                  52
FFIC                 203
FFKY                 103
FFLC                 131
FFOH                 102

                                   Exhibit 3
                      Selected Data on all Public Thrifts


                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
FFPB     First Palm Beach Bancorp Inc.   1.74       33.78         28.35     11.17    22.36   21.76       175.38       179.37
FFSL     First Independence Corp.        2.00       34.72         20.83     12.59    20.83   20.83       125.94       125.94
FFSX     First Fed SB of Siouxland(MHC)  1.30       40.34         32.17     22.85    33.04   31.09       258.02       260.01
FFWC     FFW Corp.                       1.80       27.38         16.13     15.09    14.71   15.87       157.60       172.86
FFWD     Wood Bancorp Inc.               1.70       31.39         26.32     31.84    23.81   23.53       248.76       248.76
FFYF     FFY Financial Corp.             2.41       37.18         17.23     22.01    16.63   17.05       161.96       161.96
FGHC     First Georgia Holding Inc.      3.30        0.00         26.94     22.24    20.21   22.45       267.66       288.69
FIBC     Financial Bancorp Inc.          2.00       25.48         14.88     13.87    14.88   15.92       155.28       155.96
FISB     First Indiana Corp.             1.75       29.41         24.89     21.49    18.01   20.13       226.61       229.27
FKFS     First Keystone Financial        1.03        8.40         18.4      12.43    16.81   16.39       187.86       187.86
FKKY     Frankfort First Bancorp Inc.    4.78       NM            27.92     20.42    17.45  119.64       120.33       120.33
FLAG     FLAG Financial Corp.            1.69       34.34         27.20     16.53    25.16   20.33       185.83       185.83
FLFC     First Liberty Financial Corp.   1.33       33.33         26.19     20.05    17.93   26.83       264.21       290.75
FLGS     Flagstar Bancorp Inc.           0.90        3.57         15.81     19.10    15.09   15.81       286.86       297.46
FLKY     First Lancaster Bancshares      3.23       45.45         28.18     29.62    24.22   28.18       103.89       103.89
FMBD     First Mutual Bancorp Inc.       1.63      103.23         75.48     17.58    81.77   63.31       116.82       152.37
FMCO     FMS Financial Corp.             0.71       10.71         17.63     15.01    18.63   17.63       242.33       245.34
FMSB     First Mutual Savings Bank       1.10       46.44         17.26     16.77    16.78   16.94       243.94       243.94
FNGB     First Northern Capital Corp.    2.64       48.48         21.63     18.05    18.92   20.64       163.17       163.17
FOBC     Fed One Bancorp                 1.66       44.12         27.69     24.20    27.48   27.48       211.52       220.76
FPRY     First Financial Bancorp         NA         39.66         NA        NA       NA      NA           NA           NA
FSBI     Fidelity Bancorp Inc.           1.14       20.39         18.80     12.60    19.22   18.39       184.28       184.28
FSFF     First SecurityFed Financial     -          NA            NA        31.45    NA      NA          108.09       108.47
FSLA     First Savings Bank (MHC)        1.17       36.99         33.61     31.32    33.06   35.34       323.34       354.06
FSNJ     Bayonne Bancshares Inc.         1.10       NA            NA        22.97    29.81   NA          145.81       145.81
FSPG     First Home Bancorp Inc.         1.23       23.26         19.30     16.43    19.42   18.97       236.41       239.71
FSPT     FirstSpartan Financial Corp.    1.33       NA            NA        40.25    26.16   NA          152.44       152.44
FSSB     First FS&LA of San Bernardino   -           0.00         NM         3.05    NM      NM           70.36        73.03
FSTC     First Citizens Corp.            0.98       14.42         17.42     25.70    17.80   15.75       254.67       318.58
FTF      Texarkana First Financial Corp  2.00       30.08         16.09     27.34    15.91   15.82       180.41       180.41
FTFC     First Federal Capital Corp.     1.46       26.37         23.57     19.64    17.19   18.64       277.31       293.07
FTNB     Fulton Bancorp Inc.             1.09       25.64         34.92     35.03    27.50   28.21       146.08       146.08
FTSB     Fort Thomas Financial Corp.     1.64       36.59         18.60     22.51    18.15   18.60       142.39       142.39
FWWB     First SB of Washington Bancorp  1.40       21.21         20.60     23.01    18.93   19.51       159.74       172.47
GAF      GA Financial Inc.               2.39       36.52         18.46     19.81    15.72   17.50       133.72       134.98
GDW      Golden West Financial           0.52        7.42         15.98     13.91    14.89   15.74       204.1        204.10
GFCO     Glenway Financial Corp.         2.00       35.58         19.23     14.98    18.52   19.23       161.16       162.87
GFED     Guaranty Federal Bcshs Inc.     2.45       NA            NA        33.05    NA      NA          109.57       109.57
GLMR     Gilmer Financial Svcs, Inc.     -           0.00         20.77      6.41    NM     117.71        71.05        71.05
GOSB     GSB Financial Corp.             -          NA            NA        32.98    30.36   NA          115.96       115.96
GPT      GreenPoint Financial Corp.      1.72       26.88         20.66     24.06    18.97   19.99       218.75       401.17
GSB      Golden State Bancorp Inc.       -           0.00         21.74     12.45    23.86   26.08       235.41       260.83
GSBC     Great Southern Bancorp Inc.     1.68       25.15         17.30     28.08    14.84   16.03       321.34       324.13
GSFC     Green Street Financial Corp.    2.40       85.29         27.02     43.95    27.02   27.02       124.75       124.75
GSLA     GS Financial Corp.              1.39       NA            NA        52.67    50.31   NA          123.47       123.47
GTPS     Great American Bancorp          1.88       81.63         43.37     25.02    35.42   43.37       115.05       115.05
GUPB     GFSB Bancorp Inc.               1.70       36.70         21.56     16.40    19.58   21.56       131.21       131.21
HALL     Hallmark Capital Corp.          -           0.00         16.4      10.82    15.89   16.05       141.86       141.86
HARBD    Harbor Florida Bancshares Inc. 11.67       NA            NA        NA       NA      NA           NA           NA
HARL     Harleysville Savings Bank       1.41       20.40         15.49     14.90    16.21   15.49       218.73       218.73
HARS     Harris Financial Inc. (MHC)     0.82       38.44         72.97     41.44    84.38   51.92       510.40       572.03
HAVN     Haven Bancorp Inc.              1.09       24.19         22.1      12.29    20.31   22.28       214.98       215.65
HBBI     Home Building Bancorp           1.25       26.32         22.02     17.63    25.00   21.05       116.45       116.45
HBEI     Home Bancorp of Elgin Inc.      2.30       68.18         41.37     33.78    43.44   39.49       125.09       125.09
HBFW     Home Bancorp                    0.59       16.39         28.1      23.17    30.36   27.87       190.69       190.69
HBNK     Highland Bancorp Inc.           -           0.00         18.75     15.82    13.02   14.53       209.50       209.50
HBS      Haywood Bancshares Inc.         2.64       37.50         14.97     18.53    21.88   14.97       128.31       132.65
HCBB     HCB Bancshares Inc.             1.35       NA            NA        19.20    53.12   NA          102.94       106.63
HCBC     High Country Bancorp Inc.       -          NA            NA        23.15    NA      NA          113.05       113.05
HCFC     Home City Financial Corp.       1.93       33.67         18.81     23.45    19.4    19.01       120.39       120.39
HEMT     HF Bancorp Inc.                 -           0.00         46.88      9.99    38.35   NM          126.98       150.94
HFBC     HopFed Bancorp Inc.             -          NA            NA        NA       NA      NA           NA           NA
HFFB     Harrodsburg First Fin Bancorp   2.32       75.95         21.84     31.45    21.56   21.84       108.83       108.83
HFFC     HF Financial Corp.              1.38       19.70         16.58     15.64    13.86   15.40       163.10       163.10


                Productivity
               -------------
                 Full Time
                 Equivalent
                 Employees
Ticker         Most Recent Qtr
------         ---------------
FFPB              436
FFSL               27
FFSX              169
FFWC               53
FFWD               47
FFYF              177
FGHC               85
FIBC               56
FISB              625
FKFS               74
FKKY               25
FLAG              124
FLFC              534
FLGS             1184
FLKY               NA
FMBD              173
FMCO              272
FMSB              125
FNGB              216
FOBC              134
FPRY               NA
FSBI               NA
FSFF               76
FSLA              214
FSNJ               80
FSPG              117
FSPT              130
FSSB               51
FSTC               NA
FTF                35
FTFC              690
FTNB               NA
FTSB               20
FWWB               NA
GAF               206
GDW              4031
GFCO               69
GFED               79
GLMR               12
GOSB               37
GPT              1831
GSB              2865
GSBC              419
GSFC               31
GSLA               33
GTPS               NA
GUPB               NA
HALL               77
HARB              336
HARL               54
HARS              483
HAVN              593
HBBI               13
HBEI              123
HBFW               83
HBNK              110
HBS                35
HCBB               70
HCBC               39
HCFC               15
HEMT               NA
HFBC               29
HFFB               15
HFFC              252

                                   Exhibit 3
                      Selected Data on all Public Thrifts


                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
HFGI     Harrington Financial Group      1.04       29.03         37.10      6.85    NM      37.10       153.33       153.33
HFNC     HFNC Financial Corp.            2.44      788.06         24.76     24.77    19.30   19.59       135.87       135.87
HFSA     Hardin Bancorp Inc.             2.74       46.00         20.65     13.56    16.96   19.00       119.57       119.57
HFWA     Heritage Financial Corp.        0.93       NA            NA        NA       NA      NA           NA           NA
HHFC     Harvest Home Financial Corp.    2.93       62.12         22.73     14.36    26.79   22.73       129.09       129.09
HIFS     Hingham Instit. for Savings     1.43       29.50         18.25     21.38    17.89   18.25       222.56       222.56
HLFC     Home Loan Financial Corp.       -          NA            NA        NA       NA      NA           NA           NA
HMLK     Hemlock Federal Financial Corp  1.47       NA            NA        22.33    21.59   NA          129.69       129.69
HMNF     HMN Financial Inc.              -           0.00         25.88     17.54    23.59   20.74       143.52       154.60
HOMF     Home Federal Bancorp            1.29       18.33         20.00     22.34    15.82   17.71       253.89       261.16
HPBC     Home Port Bancorp Inc.          3.18       44.69         14.36     22.16    13.36   14.04       210.78       210.78
HRBF     Harbor Federal Bancorp Inc.     2.00       44.44         25.26     17.4     24.00   24.24       139.37       139.37
HRZB     Horizon Financial Corp.         2.41       36.67         16.59     25.54    16.29   16.44       160.37       160.37
HTHR     Hawthorne Financial Corp.       -           0.00         11.75      6.49    27.08   14.23       142.44       142.44
HWEN     Home Financial Bancorp          1.08       26.32         31.9      19.75    23.13   24.34       116.35       116.35
HZFS     Horizon Financial Svcs Corp.    1.11       19.64         24.25     15.62    16.25   19.35       153.59       153.59
IBSF     IBS Financial Corp.             2.10       64.74         35.30     28.65    34.04   35.30       161.55       161.55
ICBC     Independence Comm. Bank Corp.   -          NA            NA        NA       NA      NA           NA           NA
IFSB     Independence Federal Svgs Bank  1.35       18.03         52.86      8.79    14.45   15.16       122.92       136.73
INBI     Industrial Bancorp Inc.         2.61       46.60         22.33     32.24    20.54   22.33       192.79       192.79
INCB     Indiana Community Bank SB       1.74       69.23         39.90     20.06    34.58   39.90       165.08       165.08
IPSW     Ipswich Savings Bank            0.99       14.20         22.40     16.92    14.93   18.32       325.1        325.1
ITLA     ITLA Capital Corp.              -           0.00         13.22     16.03    12.35   13.22       160.73       161.23
IWBK     InterWest Bancorp Inc.          1.72       25.10         20.30     17.94    17.56   17.63       266.57       271.14
JOAC     Joachim Bancorp Inc.            3.04      138.89         45.66     34.69    45.66   45.66       119.99       119.99
JSB      JSB Financial Inc.              2.80       38.46         17.93     36.96     9.79   15.71       154.35       154.35
JSBA     Jefferson Savings Bancorp       0.94       20.37         29.75     24.07    28.61   27.55       237.62       298.99
JXSB     Jacksonville Savings Bk (MHC)   1.24       55.02         60.31     27.40    60.31   48.25       263.09       263.09
JXVL     Jacksonville Bancorp Inc.       2.44       36.76         15.07     21.28    16.02   15.07       145.49       145.49
KFBI     Klamath First Bancorp           1.50       33.33         24.46     23.31    25.85   24.46       142.9        156.36
KNK      Kankakee Bancorp Inc.           1.29       24.00         19.01     14.88    18.63   18.63       135.11       143.32
KSAV     KS Bancorp Inc.                NA          63.46         NA        NA       NA      NA           NA           NA
KSBK     KSB Bancorp Inc.                0.54        5.64         14.68     15.01    12.85   14.23       198.29       207.63
KYF      Kentucky First Bancorp Inc.     3.54       64.10         18.34     21.24    22.07   18.11       124.78       124.78
LARK     Landmark Bancshares Inc.        1.58       29.20         20.04     18.25    18.04   18.43       129.55       129.55
LARL     Laurel Capital Group Inc.       1.63       25.20         16.73     21.66    18.32   16.73       204.92       204.92
LFBI     Little Falls Bancorp Inc.       1.03       20.67         27.08     15.48    24.38   26.00       132.83       143.49
LFCO     Life Financial Corp.            -           0.00          7.74     31.99     6.89    8.08       240.44       240.44
LFED     Leeds Federal Bankshares (MHC)  2.59       78.80         32.77     38.46    33.79   32.77       231.28       231.28
LISB     Long Island Bancorp Inc.        0.89       27.78         37.50     26.56    29.44   31.08       289.46       292.10
LOGN     Logansport Financial Corp.      2.24       42.11         18.62     26.17    15.41   18.82       136.24       136.24
LONF     London Financial Corp.          1.57      609.30         19.06     20.52    15.25   17.73       149.07       149.07
LSBI     LSB Financial Corp.             1.27       18.49         19.81     13.97    16.07   17.80       152.62       152.62
LSBX     Lawrence Savings Bank           -           0.00         10.14     21.74     5.43   10.03       208.10       208.10
LVSB     Lakeview Financial Corp.        1.04        8.08         25.26     19.71     9.52   15.48       204.26       248.96
LXMO     Lexington B&L Financial Corp.   1.83       42.86         23.39     19.85    22.74   23.39       108.23       115.40
MAFB     MAF Bancorp Inc.                0.71       11.34         16.81     17.15    16.74   16.60       225.07       255.50
MARN     Marion Capital Holdings         3.09       56.58         18.75     26.47    25.45   18.75       127.35       130.14
MASB     MASSBANK Corp.                  2.00       31.95         19.58     19.34    17.40   18.10       172.49       175.02
MBB      MSB Bancorp Inc.                1.58      150.00         33.18     13.19    NM      88.75       161.95       304.46
MBBC     Monterey Bay Bancorp Inc.       0.55       19.64         50.00     20.18    49.04   45.54       161.09       172.76
MBLF     MBLA Financial Corp.            1.46       30.08         20.28     15.55    19.01   20.58       122.65       122.65
MBSP     Mitchell Bancorp Inc.           2.34       66.67         28.54     44.16    32.93   28.54       110.06       110.06
MCBN     Mid-Coast Bancorp Inc.          1.36       26.68         20.90     14.47    17.71   19.62       173.71       173.71
MDBK     Medford Bancorp Inc.            1.81       37.66         19.24     17.70    19.07   18.51       197.99       210.41
MECH     MECH Financial Inc.             -           0.00         12.70     18.54    20.56   12.55       186.79       186.79
MERI     Meritrust Federal SB            0.88       21.08         24.10     26.49    25.32   24.10       311.77       311.77
METF     Metropolitan Financial Corp.    -           0.00         21.59     12.67    15.99   20.27       319.71       347.80
MFBC     MFB Corp.                       1.28       26.89         22.46     16.32    22.08   22.27       128.58       128.58
MFFC     Milton Federal Financial Corp.  3.78      103.45         28.35     16.45    30.53   27.37       130.02       130.02
MFLR     Mayflower Co-operative Bank     2.95       40.76         19.24     18.49    15.07   17.28       189.55       192.51
MFSL     Maryland Federal Bancorp        1.16       28.79         28.28     21.19    25.49   26.72       244.63       247.13
MIFC     Mid-Iowa Financial Corp.        0.63        9.09         15.94     16.11    15.94   14.49       172.06       172.30
MIVI     Mississippi View Holding Co.    1.60       16.84         21.28     21.57    20.83   21.05       118.69       118.69


                        Productivity
                       -------------
                         Full Time
                         Equivalent
                         Employees
Tick                   Most Recent Qtr
----                   ---------------
HFGI                        68
HFNC                       125
HFSA                        20
HFWA                       146
HHFC                        NA
HIFS                        63
HLFC                        NA
HMLK                        NA
HMNF                       150
HOMF                       252
HPBC                        50
HRBF                        48
HRZB                       117
HTHR                        NA
HWEN                        18
HZFS                        27
IBSF                       132
ICBC                        NA
IFSB                        NA
INBI                        86
INCB                        NA
IPSW                        64
ITLA                       154
IWBK                       627
JOAC                        14
JSB                         NA
JSBA                       295
JXSB                        83
JXVL                        NA
KFBI                       234
KNK                        114
KSAV                        33
KSBK                        NA
KYF                         20
LARK                        49
LARL                        50
LFBI                        41
LFCO                       272
LFED                        28
LISB                      1336
LOGN                        14
LONF                        10
LSBI                        64
LSBX                       100
LVSB                        NA
LXMO                        NA
MAFB                       855
MARN                        44
MASB                       178
MBB                        221
MBBC                        99
MBLF                        12
MBSP                         6
MCBN                        25
MDBK                       252
MECH                       232
MERI                        96
METF                       281
MFBC                        69
MFFC                        52
MFLR                        48
MFSL                       280
MIFC                        37
MIVI                        21

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
MONT     Montgomery Financial Corp.      1.73       NA            NA        19.94    24.52   NA          107.23       107.23
MRKF     Market Financial Corp.          1.62       NA            NA        40.54    35.94   NA          114.01       114.01
MSBF     MSB Financial Inc.              1.81       29.95         19.79     26.54    16.63   18.27       157.43       157.43
MSBK     Mutual Savings Bank FSB         -           0.00         NM         8.63    NM      NM          169.71       169.71
MWBI     Midwest Bancshares Inc.         1.50       18.42         15.84     11.06    14.29   14.04       152.96       152.96
MWBX     MetroWest Bank                  1.51       32.08         14.98     18.39    15.27   14.98       250.41       250.41
MYST     Mystic Financial Inc.           -          NA            NA        NA       NA      NA           NA           NA
NASB     NASB Financial Inc.             1.57       14.87         14.52     19.45    11.38   11.85       229.07       235.94
NBN      Northeast Bancorp               1.17       30.46         27.46     14.45    34.86   25.89       191.60       212.49
NBSI     North Bancshares Inc.           2.29       76.19         44.87     20.35    54.69   41.67       150.86       150.86
NEIB     Northeast Indiana Bancorp       1.58       23.72         15.69     18.68    14.53   15.69       136.42       136.42
NEP      Northeast PA Financial Corp.    -          NA            NA        NA       NA      NA           NA           NA
NHTB     New Hampshire Thrift Bncshrs    2.82       37.59         17.56     13.95    14.76   15.98       173.61       200.85
NMSB     NewMil Bancorp Inc.             2.30       39.39         21.12     15.21    20.50   21.12       163.21       163.21
NSLB     NS&L Bancorp Inc.               2.86       75.76         26.92     20.76    31.25   26.52       105.17       105.93
NSSY     NSS Bancorp Inc.                0.85       12.20         64.55     17.05    17.07   19.16       209.54       215.87
NTBK     Net.B@nk Inc.                   -           0.00         NM       182.93    NM      NM          500.00       500.00
NTMG     Nutmeg Federal S&LA             1.91       25.15         38.89      9.85    29.17   25.61       178.57       178.57
NWEQ     Northwest Equity Corp.          2.84       37.04         16.25     17.8     14.27   15.65       142.54       142.54
NWSB     Northwest Bancorp Inc. (MHC)    0.94       38.10         40.48     35.38    38.64   40.48       382.88       431.47
OCFC     Ocean Financial Corp.           2.16       33.90         20.82     19.26    19.71   20.94       135.02       135.02
OCN      Ocwen Financial Corp.           -           0.00         54.17     51.31    17.57   18.71       375.18       389.81
OFCP     Ottawa Financial Corp.          1.36       27.13         23.05     17.69    19.93   22.01       205.29       252.35
OHSL     OHSL Financial Corp.            2.73       54.32         20.67     16.75    21.22   19.91       149.31       149.31
OSFS     Ohio State Financial Services   -          NA            NA        26.32    NA      NA           97.15        97.15
OTFC     Oregon Trail Financial Corp.    1.13       NA            NA        29.92    NA      NA          115.71       115.71
PBCI     Pamrapo Bancorp Inc.            4.00       57.47         16.87     21.13    15.91   16.09       164.03       165.09
PBCT     People's Bank (MHC)             1.93       44.60         44.74     29.43    24.01   26.08       339.15       340.91
PBHC     Pathfinder Bancorp Inc. (MHC)   0.95       26.68         37.72     30.87    66.02   32.50       257.62       303.96
PBKB     People's Bancshares Inc.        1.95       28.57         35.18     10.62    15.39   16.75       268.83       279.51
PCBC     Perry County Financial Corp.    2.11       34.48         20.47     23.12    22.84   20.47       120.19       120.19
PDB      Piedmont Bancorp Inc.           3.72       71.43         19.20     22.72    20.67   19.20       140.34       140.34
PEDE     Great Pee Dee Bancorp           -          NA            NA        48.14    NA      NA          112.34       112.34
PEEK     Peekskill Financial Corp.       2.06       53.73         26.03     29.60    27.25   26.03       117.27       117.27
PERM     Permanent Bancorp Inc.          1.22       28.69         30.00     18.03    27.27   29.51       174.17       176.21
PERT     Perpetual Bank (MHC)            2.15      103.85         43.33     33.58    39.63   50.00       320.35       320.35
PFDC     Peoples Bancorp                 1.91       33.34         18.40     26.50    19.17   18.40       173.58       173.58
PFED     Park Bancorp Inc.               -           0.00         28.08     24.06    76.04   27.24       110.27       110.27
PFFB     PFF Bancorp Inc.                -           0.00         27.27     13.63    18.75   25.61       140.47       141.89
PFFC     Peoples Financial Corp.         3.03       NM            33.67     28.35    45.83   33.67       150.27       150.27
PFNC     Progress Financial Corp.        0.68       10.73         25.72     14.62    20.17   19.72       287.22       342.00
PFSB     PennFed Financial Services Inc  0.78       12.39         15.96     11.69    15.41   15.82       155.16       181.10
PFSLD    Pocahontas Bancorp Inc.         8.68       NA            NA        NA       NA      NA           NA           NA
PHBK     Peoples Heritage Finl Group     1.75       29.34         19.81     20.54    17.72   19.43       293.71       390.93
PHFC     Pittsburgh Home Financial Corp  1.30      240.35         18.69     12.16    14.92   16.23       147.76       149.56
PHSB     Peoples Home Savings Bk (MHC)   1.16       NA            NA        26.14    28.65   NA          198.89       198.89
PKPS     Poughkeepsie Financial Corp.    2.13       69.44         51.14     16.20    NM      62.50       195.65       195.65
PLSK     Pulaski Savings Bank (MHC)      1.58       NA            NA        22.04    43.18   NA          184.65       184.65
PMFI     Perpetual Midwest Financial     0.95       29.70         35.39     15.19    34.24   31.19       170.36       170.36
PRBC     Prestige Bancorp Inc.           0.99       13.04         22.50     12.93    28.13   22.01       118.56       118.56
PROV     Provident Financial Holdings    -           0.00         41.82     14.91    23.00   21.90       128.85       128.85
PSBK     Progressive Bank Inc.           1.89       30.91         19.71     18.38    19.62   19.26       206.91       228.19
PSFC     Peoples-Sidney Financial Corp.  1.56       NA            NA        30.25    22.50   NA          113.56       113.56
PSFI     PS Financial Inc.               3.40      910.64         17.44     33.31    NM      30.05       126.80       126.80
PTRS     Potters Financial Corp.         0.98       14.46         17.23     16.27    26.97   16.94       181.26       181.26
PULB     Pulaski Bank, Svgs Bank (MHC)   2.25      115.38         61.25     56.93    55.68   53.85       424.61       424.61
PULS     Pulse Bancorp                   2.92       40.50         15.47     15.67    16.29   15.29       191.30       191.30
PVFC     PVF Capital Corp.               -           0.00         14.09     16.36    12.97   13.32       224.65       224.65
PVSA     Parkvale Financial Corp.        1.89       23.17         15.72     15.91    15.26   15.72       201.08       202.23
PWBC     PennFirst Bancorp Inc.          1.86       31.81         17.94     11.21    17.94   17.94       149.04       167.31
PWBK     Pennwood Bancorp Inc.           1.64       38.10         25.58     25.66    26.19   26.19       131.26       131.26
QCBC     Quaker City Bancorp Inc.        -           0.00         18.45     12.54    16.82   17.87       145.42       145.42
QCFB     QCF Bancorp Inc.                -           0.00         13.36     24.67    11.95   13.36       140.39       140.39
QCSB     Queens County Bancorp Inc.      1.77       38.19         28.64     42.09    29.01   28.28       342.03       342.03


                  Productivity
                 -------------
                   Full Time
                   Equivalent
                   Employees
Ticker           Most Recent Qtr
-------          ---------------

HFGI                  31
HFNC                   9
HFSA                  19
HFWA                 247
HHFC                  42
HIFS                 175
HLFC                  54
HMLK                 247
HMNF                  NA
HOMF                  39
HPBC                  44
HRBF                 134
HRZB                 120
HTHR                 134
HWEN                  20
HZFS                 156
IBSF                  NA
ICBC                  51
IFSB                  36
INBI                 831
INCB                 237
IPSW                1104
ITLA                 252
IWBK                  60
JOAC                  14
JSB                   NA
JSBA                  95
JXSB                2993
JXVL                  75
KFBI                  NA
KNK                   NA
KSAV                  27
KSBK                  NA
KYF                   25
LARK                 128
LARL                  NA
LFBI                  80
LFCO                  44
LFED                 509
LISB                  19
LOGN                 200
LONF                 203
LSBI                  60
LSBX                2560
LVSB                  64
LXMO                  NA
MAFB                 261
MARN                  43
MASB                 100
MBB                   41
MBBC                  NA
MBLF                 265
MBSP                  17
MCBN                  15
MDBK                  45
MECH                  NA
MERI                  61
METF                  NA
MFBC                 230
MFFC                 128
MFLR                  11
MFSL                 140
MIFC                  NA
MIVI                 275

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
RARB     Raritan Bancorp Inc.            2.16       30.74         18.26     16.12    17.79   18.02       213.30       216.29
RCBK     Richmond County Financial Corp  -          NA            NA        NA       NA      NA           NA           NA
REDF     RedFed Bancorp Inc.             -           0.00         13.80     14.24    13.08   14.10       170.60       171.19
RELI     Reliance Bancshares Inc.        -           0.00         46.25     53.22    46.25   44.05       106.2        106.20
RELY     Reliance Bancorp Inc.           1.76       32.49         21.98     17.56    20.44   20.75       205.2        301.22
RIVR     River Valley Bancorp            1.01       NA            NA        16.98    17.03   NA          133.45       135.37
ROSE     TR Financial Corp.              1.95       28.06         19.93     15.97    16.45   17.79       239.86       239.86
RSLN     Roslyn Bancorp Inc.             1.32       NA            NA        29.39    25.26   NA          168.40       169.23
RVSB     Riverview Bancorp Inc.          0.82       NA            NA        39.64    NA      NA          174.36       180.66
SBFL     SB of the Finger Lakes (MHC)    0.99       83.33         96.43     29.18    72.32   84.38       333.06       333.06
SBOS     Boston Bancorp (The)           NA          10.89         NA        NA       NA      NA           NA           NA
SCBS     Southern Community Bancshares   1.77       34.88         19.54     27.27    19.32   19.77       137.10       137.10
SCCB     S. Carolina Community Bancshrs  2.98       88.57         30.71     27.81    44.79   30.71       134.46       134.46
SFED     SFS Bancorp Inc.                1.23       29.03         28.89     18.01    25.00   27.96       146.64       146.64
SFFC     StateFed Financial Corp.        1.38       27.78         20.14     25.49    20.14   20.14       144.42       144.42
SFIN     Statewide Financial Corp.       1.91       32.31         17.83     15.36    16.91   17.69       159.83       160.06
SFSB     SuburbFed Financial Corp.       0.68       15.38         28.13     13.64    22.29   22.72       202.70       203.31
SFSL     Security First Corp.            1.42       29.28         21.03     25.13    20.09   21.03       268.50       272.73
SGVB     SGV Bancorp Inc.                -           0.00         37.5      10.35    50.00   31.03       137.09       139.10
SHEN     First Shenango Bancorp Inc.     1.40       25.45         19.2      23.73    20.67   19.20       185.91       185.91
SHSB     SHS Bancorp Inc.                -          NA            NA        16.31    NA      NA          120.27       120.27
SIB      Staten Island Bancorp Inc.      -          NA            NA        35.11    NA      NA          135.69       139.45
SISB     SIS Bancorp Inc.                1.56       31.52         19.58     16.48   114.24   24.92       226.33       226.33
SKAN     Skaneateles Bancorp Inc.        1.44       23.61         17.89     10.94    18.75   17.26       158.54       162.91
SKBO     First Carnegie Deposit (MHC)    1.50       NA            NA        32.02    83.33   NA          186.22       186.22
SMBC     Southern Missouri Bancorp Inc.  2.22       58.14         27.44     22.68    31.25   26.16       136.61       136.61
SOBI     Sobieski Bancorp Inc.           1.58       45.45         30.68     17.67    29.78   30.68       114.08       114.08
SOPN     First Savings Bancorp Inc.      3.85       67.20         20.78     31.95    20.29   20.78       140.3        140.30
SOSA     Somerset Savings Bank           -           0.00         14.80     15.53    13.98   14.37       234.00       234.00
SPBC     St. Paul Bancorp Inc.           1.55       25.71         18.35     19.42    17.97   18.48       211.74       212.26
SRN      Southern Banc Co.               2.12       83.33         39.29     19.31    45.83   39.29       111.19       112.09
SSB      Scotland Bancorp Inc.           2.08      965.38         14.81     29.97    26.74   14.81       124.51       124.51
SSFC     South Street Financial Corp.    3.48       NM            25.00     23.54    NM      23.96       146.50       146.50
SSM      Stone Street Bancorp Inc.       2.23      542.68         25.15     36.22    27.14   25.15       125.99       125.99
STFR     St. Francis Capital Corp.       1.26       21.46         19.87     14.63    15.45   19.10       179.94       201.81
STSA     Sterling Financial Corp.        -           0.00         22.81     10.49    19.7    20.8        191.32       207.01
SVRN     Sovereign Bancorp Inc.          0.42       10.59         25.16     14.96    19.92   30.36       301.66       363.59
SWBI     Southwest Bancshares Inc.       2.45       51.68         21.90     24.05    21.46   21.90       201.14       201.14
SWCB     Sandwich Bancorp Inc.           2.19       51.02         26.78     23.96    22.54   26.12       295.89       306.51
SZB      SouthFirst Bancshares Inc.      2.81       67.57         24.02     12.61    19.79   28.89       130.34       133.76
THR      Three Rivers Financial Corp.    2.10       35.51         20.79     17.76    20.19   19.63       131.91       132.33
THRD     TF Financial Corp.              1.68       32.00         26.89     15.21    22.98   22.80       164.17       196.69
TPNZ     Tappan Zee Financial Inc.       1.39       33.33         28.75     23.52    27.95   27.95       138.22       138.22
TRIC     Tri-County Bancorp Inc.         2.91       43.33         17.86     17.84    19.10   18.33       116.13       116.13
TSBK     Timberland Bancorp Inc.         -          NA            NA        NA       NA      NA           NA           NA
TSBS     Peoples Bancorp Inc. (MHC)      0.81       42.68         70.90     61.10    63.60   52.74       355.67       393.90
TSH      Teche Holding Co.               2.27       41.67         19.13     18.51    19.64   18.33       136.73       136.73
TWIN     Twin City Bancorp               2.71       48.84         20.77     17.22    16.76   17.15       133.48       133.48
UBMT     United Financial Corp.          3.60       88.18         25.23     35.26    40.81   25.23       137.72       137.72
UCBC     Union Community Bancorp         2.02       NA            NA        34.27    NA      NA          105.42       105.42
UFRM     United Federal Savings Bank     1.31       40.35         49.66     19.15    41.76   32.24       265.15       265.15
USAB     USABancshares Inc.              -           0.00         53.85     15.95    21.88   48.28       208.02       211.16
UTBI     United Tennessee Bankshares     -          NA            NA        NA       NA      NA           NA           NA
VABF     Virginia Beach Fed. Financial   1.26       25.00         29.88     15.46    21.73   23.91       215.86       215.86
WAMU     Washington Mutual Inc.          1.57       56.99         23.49     19.65    19.68   39.78       355.77       382.03
WAYN     Wayne Savings Bancshares (MHC)  2.16       74.49         37.34     25.44    35.94   34.64       268.19       268.19
WBST     Webster Financial Corp.         1.15       31.97         19.76     13.57    16.45   28.59       249.20       285.74
WCBI     Westco Bancorp Inc.             2.31       35.43         18.10     23.01    16.39   16.86       149.59       149.59
WCFB     Webster City Federal SB (MHC)   4.00      123.08         30.77     44.36    31.25   30.77       188.68       188.68
WEFC     Wells Financial Corp.           2.49       20.69         17.04     18.72    16.59   16.59       127.23       127.23
WEHO     Westwood Homestead Fin. Corp.   2.53       NM            27.40     30.18    NM      43.18       134.43       134.43
WES      Westcorp                        2.37       28.57         NM        11.89    11.10   12.05       127.17       127.45
WFI      Winton Financial Corp.          1.55       27.33         22.40     19.61    16.80   18.75       265.21       270.10
WFSL     Washington Federal Inc.         3.13       41.00         13.92     25.74    13.79   13.79       199.61       216.51


                       Productivity
                      -------------
                        Full Time
                        Equivalent
                        Employees
Ticker                Most Recent Qtr
-------               ---------------
RARB                       90
RCBK                       NA
REDF                      273
RELI                       NA
RELY                      423
RIVR                       62
ROSE                      435
RSLN                      404
RVSB                       91
SBFL                       69
SBOS                       NA
SCBS                       NA
SCCB                       NA
SFED                       60
SFFC                       NA
SFIN                      198
SFSB                      169
SFSL                      155
SGVB                       94
SHEN                      101
SHSB                       24
SIB                       581
SISB                      622
SKAN                      119
SKBO                       19
SMBC                       54
SOBI                       24
SOPN                       42
SOSA                      145
SPBC                     1079
SRN                        NA
SSB                        13
SSFC                       37
SSM                        20
STFR                      376
STSA                      510
SVRN                     2170
SWBI                       93
SWCB                      158
SZB                        67
THR                        NA
THRD                      155
TPNZ                       14
TRIC                       19
TSBK                       90
TSBS                      151
TSH                       165
TWIN                       55
UBMT                       66
UCBC                       12
UFRM                      142
USAB                       11
UTBI                       NA
VABF                      233
WAMU                    19880
WAYN                       98
WBST                     1286
WCBI                       55
WCFB                       21
WEFC                       NA
WEHO                       20
WES                      2524
WFI                        NA
WFSL                      660

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
WHGB     WHG Bancshares Corp.            1.71       41.82         33.48     25.70    39.06   34.09       130.75       130.75
WOFC     Western Ohio Financial Corp.    3.74       NM           157.35     17.14    NM      NM          116.76       124.94
WRNB     Warren Bancorp Inc.             2.12       47.54         16.78     25.14    16.55   13.39       232.89       232.89
WSB      Washington Savings Bank, FSB    1.25       22.73         25        13.26    22.22   18.18       152.96       152.96
WSBI     Warwick Community Bancorp       -          NA            NA        NA       NA      NA           NA           NA
WSFS     WSFS Financial Corp.            -           0.00         17.13     17.89    17.54   16.86       312.50       314.31
WSTR     WesterFed Financial Corp.       1.84       35.41         20.10     14.08    17.65   19.64       135.29       166.51
WVFC     WVS Financial Corp.             3.04      255.92         18.63     23.72    17.63   18.72       222.54       222.54
WYNE     Wayne Bancorp Inc.              0.67       19.42         29.13     22.37    32.61   29.13       177.94       177.94
YFCB     Yonkers Financial Corp.         1.46       20.18         17.87     17.41    16.49   17.55       128.61       128.61
YFED     York Financial Corp.            2.04       39.67         25.00     19.09    20.56   21.07       215.37       215.37
         ---------------------------------------------------------------------------------------------------------------------
         Average                         1.49       49.38         25.98     21.45    24.84   24.73       182.83       190.48
         Median                          1.44       29.46         22.11     19.22    20.23   20.81       161.16       165.08


                      Productivity
                     -------------
                       Full Time
                       Equivalent
Ticker                 Employees
------               Most Recent Qtr
                     ---------------
WHGB                      NA
WOFC                      98
WRNB                     137
WSB                       NA
WSBI                      NA
WSFS                     301
WSTR                     367
WVFC                      59
WYNE                      59
YFCB                      68
YFED                     389
                     -----------------
                         381
                         100

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                              Dividends                       Current Pricing Data as of 04/02/98
                                       ------------------------ ---------------------------------------------------------------
                                       Current   LTM Dividend     Price/                                Price/     Price/ Tang
                                       Dividend     Payout         LTM      Price/  Price/   Price/  Publicly Rep Publicly Rep
                                        Yield       Ratio        Core EPS   Assets Earnings LTM EPS   Book Value   Book Value
Ticker                 Short Name       ($)         (%)           (x)       (%)      (x)     (x)         (%)          (%)
-------------------------------------------------------------- ----------------------------------------------------------------
           Comparable Thrift Data
ATSB     AmTrust Capital Corp.           1.290      35.09         62.00     11.45    29.81   27.19       105.73       106.82
CKFB     CKF Bancorp Inc.                2.532     113.95         20.36     27.24    18.99   15.31       115.23       115.23
FFBI     First Financial Bancorp Inc.    0.000       0.00         41.39     12.69    52.60   84.17       137.45       137.45
FFDF     FFD Financial Corp.             1.333      23.11         40.18     35.19    46.88   18.91       146.29       146.29
FTSB     Fort Thomas Financial Corp.     1.639      36.59         18.60     22.51    18.15   18.60       142.39       142.39
HCFC     Home City Financial Corp.       1.933      33.67         18.81     23.45    19.40   19.01       120.39       120.39
KYF      Kentucky First Bancorp Inc.     3.540      64.10         18.34     21.24    22.07   18.11       124.78       124.78
LOGN     Logansport Financial Corp.      2.238      42.11         18.62     26.17    15.41   18.82       136.24       136.24
MSBF     MSB Financial Inc.              1.805      29.95         19.79     26.54    16.63   18.27       157.43       157.43
NSLB     NS&L Bancorp Inc.               2.857      75.76         26.92     20.76    31.25   26.52       105.17       105.93
PFFC     Peoples Financial Corp.         3.030      NM            33.67     28.35    45.83   33.67       150.27       150.27
SFFC     StateFed Financial Corp.        1.379      27.78         20.14     25.49    20.14   20.14       144.42       144.42
          --------------------------------------------------------------------------------------------------------------------
          Average                        1.96       43.83         28.24     23.42    28.10   26.56       132.15       132.30
          Median                         1.87       35.09         20.25     24.47    21.11   18.96       136.85       136.85
          Maximum                        3.54      113.95         62.00     35.19    52.60   84.17       157.43       157.43
          Minimum                        0.00        0.00         18.34     11.45    15.41   15.31       105.17       105.93


                Productivity
               -------------
                 Full Time
                 Equivalent
                 Employees
Ticker         Most Recent Qtr
------         ---------------
ATSB                   NA
CKFB                    9
FFBI                   36
FFDF                   24
FTSB                   20
HCFC                   15
KYF                    20
LOGN                   14
MSBF                   19
NSLB                   20
PFFC                   19
SFFC                   NA
               ----------------
                     19.60
                     19.50
                     36.00
                      9.00


MIVI *  Mississippi View Holding Co.     1.60       16.84       21.28     21.57    20.83   21.05     118.69       118.69     21.00
* Pricing data is based upon the last
  trade on NASDAQ, the Bank's
  most current price is $18.50
  Variance to the Comparable Median     (0.27)     (18.25)       1.03     (2.90)   (0.28)   2.09     (18.16)      (18.16)      1.50

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
%CAL     California Federal Bank            233,058      209,082      NA       NA       87,873      74,987      NA         NA
%CCMD    Chevy Chase Bank, FSB               47,452      -25,156      NA       NA       16,605      (7,804)     NA         NA
AABC     Access Anytime Bancorp Inc.          1,596        1,486      1.28     1.37         30           4      0.03       -
ABBK     Abington Bancorp Inc.                4,378        3,874      0.97     1.10      1,103         921      0.28       0.23
ABCL     Alliance Bancorp                    10,249       11,102      1.39     1.28      2,844       2,659      0.33       0.31
ABCW     Anchor BanCorp Wisconsin            19,934       18,371      1.91     2.07      5,657       5,070      0.58       0.52
AFBC     Advance Financial Bancorp              914          874      NA       NA          216         199      0.21       0.19
AFCB     Affiliated Community Bancorp        11,856       11,468      1.72     1.78      3,028       2,758      0.45       0.41
AFED     AFSALA Bancorp Inc.                  1,231        1,231      0.93     0.93        311         311      0.24       0.24
AHCI     Ambanc Holding Co.                   2,760        2,256      0.56     0.69        800         625      0.20       0.16
AHM      H.F. Ahmanson & Co.                413,782      367,894      3.16     3.59     99,494      97,257      0.89       0.87
ALBC     Albion Banc Corp.                      351          335      0.44     0.46         95          83      0.14       0.12
ALBK     ALBANK Financial Corp.              43,424       43,072      3.14     3.17     15,288      15,145      1.11       1.10
ALLB     Alliance Bank (MHC)                  2,037        2,037      0.62     0.62        410         410      0.13       0.13
AMFC     AMB Financial Corp.                  1,023          657      0.71     1.10        253         144      0.28       0.16
ANA      Acadiana Bancshares Inc.             2,947        2,859      1.16     1.20        858         831      0.35       0.34
ANDB     Andover Bancorp Inc.                13,206       12,932      2.44     2.49      3,468       3,355      0.65       0.63
ANE      Alliance Bncp of New England         2,017        1,392      0.85     1.23        563         222      0.33       0.13
ASBI     Ameriana Bancorp                     3,632        3,182      0.97     1.11        872         640      0.27       0.20
ASBP     ASB Financial Corp.                  1,030        1,027      0.64     0.64        254         251      0.16       0.16
ASFC     Astoria Financial Corp.             68,464       63,885      2.83     3.04     20,931      19,404      0.74       0.68
ATSB     AmTrust Capital Corp.                  288          125      0.25     0.57         64          (4)     0.13      (0.01)
AVND     Avondale Financial Corp.           -12,482      -11,208     -3.22    -3.59      2,130        (197)     0.62      (0.06)
BANC     BankAtlantic Bancorp Inc.           27,769       14,516      0.51     0.98      8,178       3,170      0.27       0.10
BDJI     First Federal Bancorp.                 731          725      0.86     0.86        214         214      0.26       0.26
BFD      BostonFed Bancorp Inc.               7,055        6,331      1.11     1.24      1,735       1,481      0.31       0.26
BFFC     Big Foot Financial Corp.                NA           NA      NA       NA          453         304      0.20       0.13
BFSB     Bedford Bancshares Inc.              1,618        1,609      1.42     1.42        384         382      0.33       0.33
BKC      American Bank of Connecticut         7,940        6,882      2.94     3.39      2,104       1,622      0.89       0.69
BKCT     Bancorp Connecticut Inc.             5,896        5,256      0.96     1.08      1,481       1,299      0.27       0.24
BKUNA    BankUnited Financial Corp.           7,975        6,712      0.43     0.53      1,975       1,250      0.12       0.07
BNKU     Bank United Corp.                   79,738       69,990      2.18     2.48     20,430      19,948      0.63       0.62
BPLS     Bank Plus Corp.                     12,653       14,038      0.73     0.66      1,780       4,860      0.09       0.25
BRKL     Brookline Bancorp (MHC)             11,937       11,635      NA       NA           NA          NA      NA         NA
BTHL     Bethel Bancorp                       1,435        1,141      0.74     0.96        302         263      0.19       0.16
BVCC     Bay View Capital Corp.              14,021       19,137      1.45     1.06      1,191       4,639      0.09       0.35
BWFC     Bank West Financial Corp.            1,121          852      0.33     0.45        (60)        204     (0.02)      0.07
BYFC     Broadway Financial Corp.               351          370      0.43     0.39        102          29      0.11       0.02
BYS      Bay State Bancorp                    1,129        1,825      NA       NA           NA          NA      NA         NA
CAFI     Camco Financial Corp.                5,626        4,585      1.39     1.71      1,286         838      0.40       0.26
CAPS     Capital Savings Bancorp Inc.         2,367        2,262      1.17     1.23        627         567      0.32       0.29
CASB     Cascade Financial Corp.              2,529        2,450      0.74     0.76        773         683      0.21       0.19
CASH     First Midwest Financial Inc.         3,679        3,446      1.22     1.31        989         915      0.36       0.33
CATB     Catskill Financial Corp.             3,799        3,764      0.85     0.85        958         946      0.22       0.22
CAVB     Cavalry Bancorp Inc.                 3,202        2,470      NA       0.00        944         650      -          NA
CBCI     Calumet Bancorp Inc.                 7,987        8,028      2.30     2.29      2,475       2,625      0.72       0.76
CBES     CBES Bancorp Inc.                    1,118          976      1.03     1.18        211         152      0.22       0.16
CBK      Citizens First Financial Corp.       1,889        1,275      0.50     0.74        665         173      0.27       0.07
CBSA     Coastal Bancorp Inc.                11,563       11,492      2.24     2.25      2,789       2,789      0.54       0.54
CBSB     Charter Financial Inc.               5,268        4,190      0.97     1.23        990         923      0.23       0.21
CCFH     CCF Holding Co.                        137         -224     -0.26     0.16         95           5      0.12       0.01
CEBK     Central Co-operative Bank            2,796        2,561      1.31     1.43        663         662      0.34       0.34
CENB     Century Bancorp Inc.                 1,628        1,633      4.34     4.33        350         350      0.93       0.93
CENF     CENFED Financial Corp.              13,790       12,469      2.05     2.27      2,158       2,120      0.35       0.34
CFB      Commercial Federal Corp.            68,105       66,785      2.04     2.07     17,760      16,991      0.54       0.52
CFBC     Community First Banking Co.          1,944        1,837      NA       NA          916         916      NA         NA
CFCP     Coastal Financial Corp.              6,140        5,153      1.05     1.26      1,627       1,243      0.33       0.25
CFFC     Community Financial Corp.            1,875        1,883      0.74     0.74        539         538      0.21       0.21
CFNC     Carolina Fincorp Inc.                1,361        1,303      0.73     0.76        330         316      0.19       0.18
CFSB     CFSB Bancorp Inc.                   10,673        9,945      1.25     1.34      2,769       2,532      0.35       0.32
CFTP     Community Federal Bancorp            2,813        2,819      0.64     0.64        660         665      0.15       0.15
CFX      CFX Corp.                           18,934       25,992      1.07     0.78      3,944       6,833      0.16       0.28
CIBI     Community Investors Bancorp            923          923      1.06     1.06        212         212      0.25       0.25
CKFB     CKF Bancorp Inc.                     1,117          843      0.97     1.29        214         214      0.26       0.26

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
CLAS     Classic Bancshares Inc.              1,089          841      0.70     0.89        281         275      0.23       0.23
CMRN     Cameron Financial Corp               2,401        2,380      0.96     0.96        535         523      0.22       0.22
CMSB     Commonwealth Bancorp Inc.           16,369       11,209      0.70     1.02      4,018       2,578      0.26       0.17
CMSV     Community Savings Bnkshrs(MHC)       5,356        4,958      0.98     1.06      1,073       1,073      0.21       0.21
CNIT     CENIT Bancorp Inc.                   6,003        5,855      3.52     3.61      1,692       1,598      1.04       0.98
CNSB     CNS Bancorp Inc.                       864          852      0.51     0.52        227         219      0.14       0.14
CNY      Carver Bancorp Inc.                   -460          745      0.34    -0.21        301         179      0.14       0.08
COFI     Charter One Financial              148,409      206,040      3.18     2.29    (12,035)     47,286     (0.19)      0.76
CONE     Conestoga Bancorp, Inc.              3,210        2,607      0.58     0.71        742         334      0.16       0.07
COOP     Cooperative Bankshares Inc.          2,234        2,201      0.69     0.70        581         556      0.18       0.17
CRSB     Crusader Holding Corp.                  NA           NA      NA       NA          926         867      0.39       0.37
CRZY     Crazy Woman Creek Bancorp              719          728      0.79     0.78        190         192      0.21       0.21
CSBF     CSB Financial Group Inc.               234          219      0.25     0.27         97          92      0.12       0.11
CTZN     CitFed Bancorp Inc.                 27,332       27,274      2.03     2.03      7,435       7,373      0.55       0.55
CVAL     Chester Valley Bancorp Inc.          3,153        2,990      1.36     1.44        831         781      0.38       0.36
DCBI     Delphos Citizens Bancorp Inc.        1,729        1,729      0.95     0.95        400         400      0.22       0.22
DIBK     Dime Financial Corp.                16,748       16,621      3.14     3.16      4,429       4,407      0.83       0.83
DIME     Dime Community Bancorp Inc.         11,878       11,313      0.89     0.94      2,887       2,801      0.24       0.23
DME      Dime Bancorp Inc.                  121,714      121,806      1.12     1.12     21,499      26,613      0.18       0.22
DNFC     D & N Financial Corp.               14,325       12,851      1.37     1.53      3,730       3,167      0.40       0.34
DSL      Downey Financial Corp.              45,234       43,495      1.63     1.69     14,037      13,743      0.53       0.52
EBI      Equality Bancorp Inc.                1,154          260      NA       NA          364         128      NA         NA
EBSI     Eagle Bancshares                     5,288        6,388      1.09     0.90      1,764       1,761      0.30       0.30
EFBC     Empire Federal Bancorp Inc.          1,586        1,586      NA       NA          382         382      0.16       0.16
EFBI     Enterprise Federal Bancorp           2,195        1,987      1.00     1.12        516         501      0.25       0.24
EGFC     Eagle Financial Corp.                7,889       10,305      1.73     1.35      4,898       4,841      0.74       0.73
EGLB     Eagle BancGroup Inc.                   509          363      0.31     0.43        109          55      0.09       0.05
EMLD     Emerald Financial Corp.              6,141        5,832      1.12     1.18      1,592       1,456      0.30       0.27
EQSB     Equitable Federal Savings Bank       2,306        2,277      1.78     1.80        568         556      0.44       0.43
ESBK     Elmira Savings Bank (The)              875          938      1.30     1.21        129         364      0.18       0.51
ESX      Essex Bancorp Inc.                     214           45     -1.19    -1.21       (491)       (491)    (0.85)     (0.85)
ETFS     East Texas Financial Services          728          675      0.46     0.50        144         130      0.10       0.09
FAB      FIRSTFED AMERICA BANCORP INC.        1,718        5,523      NA       NA        1,933       1,497      0.24       0.19
FBBC     First Bell Bancorp Inc.              7,575        7,413      1.20     1.23      1,818       1,818      0.31       0.31
FBCI     Fidelity Bancorp Inc.                1,068        2,990      1.07     0.36        977         963      0.34       0.34
FBCV     1ST Bancorp                          1,968        1,300      1.18     1.80        437         358      0.40       0.33
FBER     1st Bergen Bancorp                   2,117        2,117      0.79     0.79        553         553      0.21       0.21
FBHC     Fort Bend Holding Corp.              2,045        1,441      0.69     0.97        492         292      0.23       0.14
FBNW     FirstBank Corp.                      1,391          862      NA       NA          458         259      0.25       0.14
FBSI     First Bancshares Inc.                1,870        1,799      0.83     0.87        493         495      0.23       0.23
FCB      Falmouth Bancorp Inc.                  910          774      0.56     0.67        348         284      0.25       0.20
FCBF     FCB Financial Corp.                  4,813        4,934      1.43     1.39      1,718       1,596      0.45       0.42
FCME     First Coastal Corp.                  1,262        1,022      0.74     0.91        310         296      0.22       0.21
FDEF     First Defiance Financial             5,407        5,263      0.60     0.62        945         927      0.11       0.11
FED      FirstFed Financial Corp.            23,100       22,676      2.11     2.15      6,613       6,238      0.61       0.58
FESX     First Essex Bancorp Inc.             9,713        8,714      1.12     1.25      2,390       2,371      0.30       0.30
FFBA     First Colorado Bancorp Inc.         19,914       18,932      1.16     1.22      5,894       5,028      0.36       0.31
FFBH     First Federal Bancshares of AR       5,502        5,246      1.15     1.21      1,360       1,360      0.30       0.30
FFBI     First Financial Bancorp Inc.           124          251      0.61     0.30         49          (2)     0.12       -
FFBS     FFBS BanCorp Inc.                    1,824        1,824      1.20     1.20        451         451      0.30       0.30
FFBZ     First Federal Bancorp Inc.           1,922        1,822      1.05     1.10        373         357      0.21       0.20
FFCH     First Financial Holdings Inc.       14,845       14,519      1.11     1.13      3,872       3,876      0.28       0.28
FFDB     FirstFed Bancorp Inc.                1,705        1,705      1.38     1.38        413         413      0.34       0.34
FFDF     FFD Financial Corp.                  1,607          772      0.56     1.19        164         164      0.12       0.12
FFED     Fidelity Federal Bancorp             1,760        1,652      0.61     0.64        408         329      0.13       0.10
FFES     First Federal of East Hartford       5,575        6,155      2.23     2.02      1,585       1,621      0.57       0.58
FFFD     North Central Bancshares Inc.        3,917        3,755      1.16     1.21      1,096         934      0.34       0.29
FFFL     Fidelity Bankshares Inc. (MHC)       6,313        5,362      0.80     0.94      2,010       1,493      0.30       0.22
FFHH     FSF Financial Corp.                  3,148        3,110      1.10     1.10        746         736      0.26       0.26
FFHS     First Franklin Corp.                 1,688        1,556      1.27     1.38        489         436      0.40       0.36
FFIC     Flushing Financial Corp.             8,531        8,204      1.13     1.18      2,325       2,174      0.32       0.30
FFKY     First Federal Financial Corp.        6,156        6,080      1.46     1.48      1,452       1,452      0.35       0.35
FFLC     FFLC Bancorp Inc.                    3,754        3,551      0.91     0.96        953         953      0.25       0.25
FFOH     Fidelity Financial of Ohio           4,876        4,679      0.85     0.89      1,231       1,141      0.23       0.21

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
FFPB     First Palm Beach Bancorp Inc.        9,397        7,279      1.42     1.85      2,314       1,356      0.45       0.26
FFSL     First Independence Corp.               726          726      0.72     0.72        180         180      0.18       0.18
FFSX     First Fed SB of Siouxland(MHC)       3,383        3,266      1.15     1.19        817         790      0.28       0.27
FFWC     FFW Corp.                            1,787        1,749      1.24     1.26        479         462      0.34       0.33
FFWD     Wood Bancorp Inc.                    2,358        2,125      0.76     0.85        579         502      0.21       0.18
FFYF     FFY Financial Corp.                  7,761        7,664      1.93     1.95      1,940       1,906      0.50       0.49
FGHC     First Georgia Holding Inc.           1,755        1,473      0.45     0.54        465         465      0.15       0.15
FIBC     Financial Bancorp Inc.               2,611        2,783      1.68     1.57        700         700      0.42       0.42
FISB     First Indiana Corp.                 17,744       14,397      1.10     1.36      4,986       3,673      0.38       0.28
FKFS     First Keystone Financial             2,694        2,433      1.06     1.19        672         589      0.29       0.25
FKKY     Frankfort First Bancorp Inc.           233          948      0.60     0.14        381         381      0.24       0.24
FLAG     FLAG Financial Corp.                 2,033        1,510      0.74     0.99        403         111      0.20       0.06
FLFC     First Liberty Financial Corp.        9,556        9,900      1.26     1.23      3,624       2,776      0.46       0.35
FLGS     Flagstar Bancorp Inc.               21,772       21,772      1.68     1.68      5,916       5,916      0.44       0.44
FLKY     First Lancaster Bancshares             508          508      0.55     0.55        146         146      0.16       0.16
FMBD     First Mutual Bancorp Inc.              986          820      0.26     0.31        198         130      0.06       0.04
FMCO     FMS Financial Corp.                  5,491        5,483      2.24     2.24      1,292       1,290      0.53       0.53
FMSB     First Mutual Savings Bank            4,519        4,428      1.05     1.07      1,168       1,194      0.27       0.28
FNGB     First Northern Capital Corp.         6,036        5,745      0.63     0.66      1,606       1,502      0.18       0.17
FOBC     Fed One Bancorp                      3,242        3,214      1.35     1.36        800         791      0.34       0.34
FPRY     First Financial Bancorp              1,313          985      1.09     1.45        257         141      0.28       0.15
FSBI     Fidelity Bancorp Inc.                2,764        2,705      1.35     1.38        668         661      0.33       0.33
FSFF     First SecurityFed Financial          1,825        3,508      NA       NA         (304)      1,391      NA         NA
FSLA     First Savings Bank (MHC)             9,295        9,753      1.22     1.16      2,535       2,535      0.31       0.31
FSNJ     Bayonne Bancshares Inc.              2,698        3,914      NA       NA        1,135       1,135      0.13       0.13
FSPG     First Home Bancorp Inc.              4,728        4,636      1.69     1.72      1,155       1,156      0.42       0.42
FSPT     FirstSpartan Financial Corp.         5,909        5,906      NA       NA        1,759       1,759      0.43       0.43
FSSB     First FS&LA of San Bernardino       -1,202       -1,205     -3.67    -3.67        (32)        (32)    (0.10)     (0.10)
FSTC     First Citizens Corp.                 6,149        5,571      1.88     2.08      1,361       1,219      0.46       0.41
FTF      Texarkana First Financial Corp       3,021        2,963      1.74     1.77        756         712      0.44       0.41
FTFC     First Federal Capital Corp.         17,390       13,718      1.40     1.77      4,733       3,332      0.48       0.34
FTNB     Fulton Bancorp Inc.                  1,286        1,036      0.63     0.78        323         241      0.20       0.15
FTSB     Fort Thomas Financial Corp.          1,185        1,185      0.82     0.82        306         306      0.21       0.21
FWWB     First SB of Washington Bancorp      12,759       12,046      1.25     1.32      3,205       2,939      0.34       0.31
GAF      GA Financial Inc.                    8,317        7,859      1.09     1.15      2,276       1,964      0.32       0.28
GDW      Golden West Financial              354,138      348,810      6.04     6.13     93,480      92,161      1.62       1.60
GFCO     Glenway Financial Corp.              2,402        2,402      1.04     1.04        651         651      0.27       0.27
GFED     Guaranty Federal Bcshs Inc.          2,070        2,012      NA       NA          595         583      NA         NA
GLMR     Gilmer Financial Svcs, Inc.             23          130      0.68     0.12        (54)        (57)    (0.30)     (0.32)
GOSB     GSB Financial Corp.                    756          729      NA       NA          295         242      0.14       0.11
GPT      GreenPoint Financial Corp.         147,648      142,737      1.80     1.86     36,755      36,267      0.49       0.48
GSB      Golden State Bancorp Inc.          104,614      123,100      1.80     1.50     28,911      34,108      0.41       0.49
GSBC     Great Southern Bancorp Inc.         13,419       12,339      1.51     1.63      3,620       3,181      0.44       0.39
GSFC     Green Street Financial Corp.         2,826        2,826      0.68     0.68        689         689      0.17       0.17
GSLA     GS Financial Corp.                   1,670        1,639      NA       NA          314         274      0.10       0.09
GTPS     Great American Bancorp                 873          872      0.49     0.49        261         261      0.15       0.15
GUPB     GFSB Bancorp Inc.                      866          863      1.09     1.09        232         231      0.30       0.30
HALL     Hallmark Capital Corp.               2,761        2,697      0.93     0.95        714         707      0.24       0.24
HARBD    Harbor Florida Bancshares Inc.      14,322       13,797      NA       NA        4,095       3,628      NA         NA
HARL     Harleysville Savings Bank            3,435        3,442      2.01     2.01        820         820      0.48       0.48
HARS     Harris Financial Inc. (MHC)         17,771       12,608      0.37     0.52      2,739       2,129      0.08       0.06
HAVN     Haven Bancorp Inc.                  11,083       11,184      1.25     1.24      3,027       3,015      0.34       0.34
HBBI     Home Building Bancorp                  329          316      1.09     1.14         69          64      0.24       0.22
HBEI     Home Bancorp of Elgin Inc.           2,843        2,725      0.42     0.44        612         612      0.10       0.10
HBFW     Home Bancorp                         2,907        2,883      1.21     1.22        665         641      0.28       0.27
HBNK     Highland Bancorp Inc.                6,123        4,737      2.00     2.58      1,740       1,667      0.72       0.69
HBS      Haywood Bancshares Inc.              1,876        1,876      1.52     1.52        323         323      0.26       0.26
HCBB     HCB Bancshares Inc.                    579          575      NA       NA          171         163      0.07       0.07
HCBC     High Country Bancorp Inc.               NA           NA      NA       NA          157         157      NA         NA
HCFC     Home City Financial Corp.              888          900      0.99     0.98        251         250      0.24       0.24
HEMT     HF Bancorp Inc.                        350        2,190      0.36     0.04        727         695      0.11       0.11
HFBC     HopFed Bancorp Inc.                  1,575        1,575      NA       NA          477         477      NA         NA
HFFB     Harrodsburg First Fin Bancorp        1,475        1,475      0.79     0.79        360         360      0.20       0.20
HFFC     HF Financial Corp.                   6,092        5,671      1.84     1.98      1,622       1,573      0.55       0.53

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
HFGI     Harrington Financial Group             988        1,022      0.31     0.31       (609)        (25)    (0.19)     (0.01)
HFNC     HFNC Financial Corp.                10,768        8,329      0.53     0.67      2,792       1,822      0.17       0.11
HFSA     Hardin Bancorp Inc.                    814          746      0.92     1.00        220         195      0.28       0.25
HFWA     Heritage Financial Corp.                NA           NA      NA       NA          646         282      NA         NA
HHFC     Harvest Home Financial Corp.           594          589      0.66     0.66        124         120      0.14       0.14
HIFS     Hingham Instit. for Savings          2,659        2,659      2.00     2.00        681         681      0.51       0.51
HLFC     Home Loan Financial Corp.              802          802      NA       NA          209         209      NA         NA
HMLK     Hemlock Federal Financial Corp         944        1,594      NA       NA          416         416      0.22       0.22
HMNF     HMN Financial Inc.                   5,579        4,462      1.13     1.41      1,248         915      0.31       0.23
HOMF     Home Federal Bancorp                 9,397        8,299      1.55     1.75      2,687       2,164      0.49       0.39
HPBC     Home Port Bancorp Inc.               3,297        3,226      1.75     1.79        874         831      0.47       0.45
HRBF     Harbor Federal Bancorp Inc.          1,627        1,565      0.95     0.99        414         352      0.25       0.21
HRZB     Horizon Financial Corp.              8,140        8,019      1.10     1.11      2,074       2,151      0.28       0.29
HTHR     Hawthorne Financial Corp.            9,617       11,165      1.66     1.37      1,625       3,162      0.18       0.45
HWEN     Home Financial Bancorp                 335          247      0.29     0.38         79          46      0.10       0.06
HZFS     Horizon Financial Svcs Corp.           709          568      0.67     0.84        214         158      0.25       0.18
IBSF     IBS Financial Corp.                  5,793        5,793      0.54     0.54      1,540       1,540      0.14       0.14
ICBC     Independence Comm. Bank Corp.           NA           NA      NA       NA        7,445       7,424      NA         NA
IFSB     Independence Federal Svgs Bank       1,557          442      0.35     1.22        404          60      0.32       0.05
INBI     Industrial Bancorp Inc.              5,113        5,113      1.03     1.03      1,380       1,380      0.28       0.28
INCB     Indiana Community Bank SB              488          488      0.52     0.52        140         140      0.15       0.15
IPSW     Ipswich Savings Bank                 2,212        1,813      0.72     0.88        616         491      0.27       0.22
ITLA     ITLA Capital Corp.                  12,477       12,477      1.57     1.57      3,369       3,369      0.42       0.42
IWBK     InterWest Bancorp Inc.              20,507       17,859      2.18     2.51      5,161       4,042      0.63       0.49
JOAC     Joachim Bancorp Inc.                   264          264      0.36     0.36         60          60      0.09       0.09
JSB      JSB Financial Inc.                  37,090       32,523      3.19     3.64     14,979      12,298      1.46       1.20
JSBA     Jefferson Savings Bancorp           10,231        9,493      1.00     1.08      2,580       2,074      0.26       0.21
JXSB     Jacksonville Savings Bk (MHC)          976          773      0.40     0.50        184         109      0.10       0.06
JXVL     Jacksonville Bancorp Inc.            3,371        3,371      1.36     1.36        783         783      0.32       0.32
KFBI     Klamath First Bancorp                8,791        8,791      0.93     0.93      2,146       2,146      0.22       0.22
KNK      Kankakee Bancorp Inc.                3,012        2,952      1.96     2.00        747         711      0.50       0.48
KSAV     KS Bancorp Inc.                      1,221        1,221      1.30     1.30        252         252      0.27       0.27
KSBK     KSB Bancorp Inc.                     1,549        1,501      1.26     1.30        424         404      0.36       0.34
KYF      Kentucky First Bancorp Inc.            993          983      0.77     0.78        207         204      0.16       0.16
LARK     Landmark Bancshares Inc.             2,458        2,234      1.26     1.37        596         560      0.35       0.33
LARL     Laurel Capital Group Inc.            2,925        2,933      1.27     1.27        672         723      0.29       0.31
LFBI     Little Falls Bancorp Inc.            1,856        1,775      0.72     0.75        485         485      0.20       0.20
LFCO     Life Financial Corp.                12,700       13,263      2.60     2.49      5,005       5,568      0.73       0.81
LFED     Leeds Federal Bankshares (MHC)       3,429        3,429      0.66     0.66        819         819      0.16       0.16
LISB     Long Island Bancorp Inc.            50,668       41,890      1.79     2.16     13,182      10,466      0.57       0.45
LOGN     Logansport Financial Corp.           1,232        1,249      0.96     0.95        360         367      0.29       0.30
LONF     London Financial Corp.                 411          381      0.80     0.86        121         117      0.25       0.24
LSBI     LSB Financial Corp.                  1,566        1,408      1.59     1.77        434         385      0.49       0.43
LSBX     Lawrence Savings Bank                8,112        8,029      1.80     1.82      3,804       3,757      0.84       0.83
LVSB     Lakeview Financial Corp.             7,060        4,446      0.95     1.55      2,548         972      0.63       0.24
LXMO     Lexington B&L Financial Corp.          727          725      0.70     0.70        186         187      0.18       0.18
MAFB     MAF Bancorp Inc.                    37,948       37,405      2.35     2.38      9,256       8,980      0.59       0.57
MARN     Marion Capital Holdings              2,812        2,812      1.52     1.52        503         503      0.28       0.28
MASB     MASSBANK Corp.                      10,167        9,412      2.56     2.77      2,656       2,371      0.72       0.64
MBB      MSB Bancorp Inc.                     2,281        4,195      1.07     0.40       (991)        906     (0.45)      0.22
MBBC     Monterey Bay Bancorp Inc.            1,766        1,613      0.51     0.56        409         376      0.13       0.12
MBLF     MBLA Financial Corp.                 1,792        1,821      1.35     1.33        474         465      0.36       0.35
MBSP     Mitchell Bancorp Inc.                  523          523      0.60     0.60        109         109      0.13       0.13
MCBN     Mid-Coast Bancorp Inc.                 456          427      0.61     0.65        129         116      0.18       0.16
MDBK     Medford Bancorp Inc.                11,390       10,982      2.30     2.39      2,757       3,028      0.58       0.64
MECH     MECH Financial Inc.                 13,076       12,906      2.46     2.49      2,003       1,852      0.38       0.35
MERI     Meritrust Federal SB                 2,716        2,716      3.32     3.32        652         652      0.79       0.79
METF     Metropolitan Financial Corp.         5,803        5,426      0.77     0.82      1,810       1,712      0.26       0.25
MFBC     MFB Corp.                            2,028        2,011      1.18     1.19        502         486      0.30       0.29
MFFC     Milton Federal Financial Corp.       1,275        1,221      0.56     0.58        291         291      0.13       0.13
MFLR     Mayflower Co-operative Bank          1,399        1,264      1.41     1.57        403         334      0.45       0.37
MFSL     Maryland Federal Bancorp             9,523        9,085      1.37     1.45      2,526       2,350      0.38       0.35
MIFC     Mid-Iowa Financial Corp.             1,528        1,384      0.80     0.88        351         351      0.20       0.20
MIVI     Mississippi View Holding Co.           744          732      0.94     0.95        177         175      0.24       0.24

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
MONT     Montgomery Financial Corp.             721          721      NA       NA          200         200      0.13       0.13
MRKF     Market Financial Corp.                 575          575      NA       NA          147         147      0.12       0.12
MSBF     MSB Financial Inc.                   1,123        1,038      0.84     0.91        308         263      0.25       0.21
MSBK     Mutual Savings Bank FSB             -9,155       -3,291     -0.78    -2.17     (9,505)     (3,381)    (2.25)     (0.80)
MWBI     Midwest Bancshares Inc.              1,265        1,122      1.01     1.14        311         286      0.28       0.26
MWBX     MetroWest Bank                       7,555        7,509      0.53     0.53      1,899       1,892      0.13       0.13
MYST     Mystic Financial Inc.                   NA           NA      NA       NA          236         228      NA         NA
NASB     NASB Financial Inc.                 12,085        9,866      4.39     5.38      3,133       2,776      1.40       1.24
NBN      Northeast Bancorp                    1,704        1,646      0.66     0.70        356         574      0.13       0.22
NBSI     North Bancshares Inc.                  636          597      0.39     0.42        120         115      0.08       0.08
NEIB     Northeast Indiana Bancorp            2,193        2,193      1.37     1.37        591         591      0.37       0.37
NEP      Northeast PA Financial Corp.            NA           NA      NA       NA          557         547      NA         NA
NHTB     New Hampshire Thrift Bncshrs         2,771        2,528      1.21     1.33        737         653      0.36       0.32
NMSB     NewMil Bancorp Inc.                  2,758        2,775      0.66     0.66        705         819      0.17       0.20
NSLB     NS&L Bancorp Inc.                      426          418      0.65     0.66         94          94      0.14       0.14
NSSY     NSS Bancorp Inc.                     5,928        2,063      0.73     2.46      1,677       1,422      0.69       0.59
NTBK     Net.B@nk Inc.                       -5,577       -5,577     -1.66    -1.66       (839)       (839)    (0.14)     (0.14)
NTMG     Nutmeg Federal S&LA                    657          486      0.27     0.41        210         174      0.09       0.07
NWEQ     Northwest Equity Corp.               1,020          979      1.30     1.35        285         269      0.37       0.35
NWSB     Northwest Bancorp Inc. (MHC)        19,410       19,692      0.42     0.42      4,941       5,016      0.11       0.11
OCFC     Ocean Financial Corp.               13,825       13,911      1.78     1.77      3,480       3,566      0.47       0.48
OCN      Ocwen Financial Corp.               78,932       27,114      0.48     1.39     22,934        (512)     0.37      (0.01)
OFCP     Ottawa Financial Corp.               7,527        7,183      1.28     1.34      2,119       1,906      0.37       0.33
OHSL     OHSL Financial Corp.                 2,007        1,928      1.56     1.62        465         416      0.38       0.34
OSFS     Ohio State Financial Services          340          340      NA       NA           80          80      NA         NA
OTFC     Oregon Trail Financial Corp.            NA           NA      NA       NA          914         914      NA         NA
PBCI     Pamrapo Bancorp Inc.                 5,071        4,838      1.66     1.74      1,233       1,072      0.44       0.38
PBCT     People's Bank (MHC)                 92,400       53,595      0.88     1.51     25,200      13,305      0.41       0.22
PBHC     Pathfinder Bancorp Inc. (MHC)        1,854        1,593      0.56     0.65        238         137      0.08       0.05
PBKB     People's Bancshares Inc.             5,131        2,448      0.70     1.47      1,328         519      0.40       0.16
PCBC     Perry County Financial Corp.           886          886      1.16     1.16        200         200      0.26       0.26
PDB      Piedmont Bancorp Inc.                1,491        1,491      0.56     0.56        363         362      0.13       0.13
PEDE     Great Pee Dee Bancorp                   NA           NA      NA       NA           46         176      NA         NA
PEEK     Peekskill Financial Corp.            1,993        1,993      0.67     0.67        461         461      0.16       0.16
PERM     Permanent Bancorp Inc.               2,631        2,609      1.20     1.22        705         671      0.33       0.31
PERT     Perpetual Bank (MHC)                 1,979        2,277      1.50     1.30        635         628      0.41       0.41
PFDC     Peoples Bancorp                      4,283        4,283      1.25     1.25      1,025       1,025      0.30       0.30
PFED     Park Bancorp Inc.                    1,543        1,507      0.65     0.67        143         182      0.06       0.08
PFFB     PFF Bancorp Inc.                    14,229       13,420      0.77     0.82      4,752       4,070      0.28       0.24
PFFC     Peoples Financial Corp.                684          674      0.49     0.49        122         122      0.09       0.09
PFNC     Progress Financial Corp.             3,872        2,956      0.69     0.90        979         729      0.22       0.16
PFSB     PennFed Financial Services Inc      10,685       10,615      1.12     1.13      2,742       2,672      0.29       0.28
PFSLD    Pocahontas Bancorp Inc.              2,371        2,336      NA       NA          579         561      NA         NA
PHBK     Peoples Heritage Finl Group         73,401       71,987      2.54     2.59     19,997      19,952      0.71       0.71
PHFC     Pittsburgh Home Financial Corp       2,111        1,825      0.99     1.14        571         487      0.31       0.26
PHSB     Peoples Home Savings Bk (MHC)        1,638        1,545      NA       NA          468         430      0.18       0.17
PKPS     Poughkeepsie Financial Corp.         2,429        2,991      0.22     0.18       (953)       (512)    (0.08)     (0.04)
PLSK     Pulaski Savings Bank (MHC)           1,121        1,121      NA       NA          221         221      0.11       0.11
PMFI     Perpetual Midwest Financial          1,931        1,722      0.89     1.01        438         406      0.23       0.21
PRBC     Prestige Bancorp Inc.                  784          770      0.90     0.92        154         138      0.18       0.16
PROV     Provident Financial Holdings         4,899        2,599      0.55     1.05      1,153         465      0.25       0.10
PSBK     Progressive Bank Inc.                8,632        8,442      2.15     2.20      2,122       2,083      0.54       0.53
PSFC     Peoples-Sidney Financial Corp.       1,146        1,146      NA       NA          338         338      0.20       0.20
PSFI     PS Financial Inc.                      921        1,585      0.81     0.47       (345)        292     (0.13)      0.11
PTRS     Potters Financial Corp.              1,197        1,176      1.19     1.21        184         183      0.19       0.19
PULB     Pulaski Bank, Svgs Bank (MHC)        1,915        1,672      0.80     0.91        473         421      0.22       0.20
PULS     Pulse Bancorp                        5,705        5,640      1.77     1.79      1,362       1,362      0.42       0.42
PVFC     PVF Capital Corp.                    5,039        4,773      1.73     1.83      1,301       1,232      0.47       0.45
PVSA     Parkvale Financial Corp.            10,591       10,591      2.02     2.02      2,732       2,732      0.52       0.52
PWBC     PennFirst Bancorp Inc.               5,447        5,442      1.08     1.08      1,415       1,407      0.27       0.27
PWBK     Pennwood Bancorp Inc.                  458          471      0.86     0.84        112          83      0.21       0.16
QCBC     Quaker City Bancorp Inc.             5,917        5,715      1.24     1.28      1,559       1,536      0.34       0.33
QCFB     QCF Bancorp Inc.                     2,487        2,487      2.04     2.04        654         654      0.57       0.57
QCSB     Queens County Bancorp Inc.          23,264       22,920      1.58     1.60      5,395       5,112      0.39       0.37

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
RARB     Raritan Bancorp Inc.                 3,908        3,847      1.52     1.54        989         986      0.39       0.39
RCBK     Richmond County Financial Corp          NA           NA      NA       NA        2,811       2,760      NA         NA
REDF     RedFed Bancorp Inc.                 10,433       10,683      1.44     1.41      2,865       3,123      0.38       0.41
RELI     Reliance Bancshares Inc.               499          485      0.20     0.21        129         126      0.05       0.05
RELY     Reliance Bancorp Inc.               18,089       17,080      1.86     1.97      4,887       4,806      0.50       0.49
RIVR     River Valley Bancorp                 1,076          811      NA       NA          315         281      0.29       0.26
ROSE     TR Financial Corp.                  34,728       31,016      1.75     1.96      9,518       8,368      0.53       0.47
RSLN     Roslyn Bancorp Inc.                 33,390       41,219      NA       NA        9,425      10,601      0.24       0.27
RVSB     Riverview Bancorp Inc.               3,313        3,226      NA       NA        1,073       1,058      NA         NA
SBFL     SB of the Finger Lakes (MHC)           847          737      0.21     0.24        260         228      0.07       0.06
SBOS     Boston Bancorp (The)                37,152       18,104      3.40     6.98     14,315       5,073      2.69       0.95
SCBS     Southern Community Bancshares          848          848      0.87     0.86        216         216      0.22       0.22
SCCB     S. Carolina Community Bancshrs         462          462      0.70     0.70         70          70      0.12       0.12
SFED     SFS Bancorp Inc.                     1,068        1,032      0.90     0.93        279         243      0.26       0.23
SFFC     StateFed Financial Corp.             1,096        1,096      0.72     0.72        273         273      0.18       0.18
SFIN     Statewide Financial Corp.            5,587        5,542      1.29     1.30      1,430       1,385      0.34       0.33
SFSB     SuburbFed Financial Corp.            2,790        2,258      1.68     2.08        713         530      0.53       0.39
SFSL     Security First Corp.                 9,000        9,029      1.07     1.07      2,356       2,329      0.28       0.28
SGVB     SGV Bancorp Inc.                     1,344        1,095      0.48     0.58        234         225      0.09       0.09
SHEN     First Shenango Bancorp Inc.          4,586        4,576      2.24     2.24      1,064       1,071      0.52       0.52
SHSB     SHS Bancorp Inc.                        71          553      NA       NA          185         185      NA         NA
SIB      Staten Island Bancorp Inc.          14,549       31,233      NA       NA       (2,449)     14,066      NA         NA
SISB     SIS Bancorp Inc.                    11,418       14,530      2.10     1.65        593       3,996      0.09       0.61
SKAN     Skaneateles Bancorp Inc.             1,662        1,609      1.09     1.13        383         378      0.26       0.26
SKBO     First Carnegie Deposit (MHC)           937          830      NA       NA          127          92      0.06       0.04
SMBC     Southern Missouri Bancorp Inc.       1,378        1,301      0.82     0.86        293         268      0.18       0.16
SOBI     Sobieski Bancorp Inc.                  497          497      0.66     0.66        127         127      0.17       0.17
SOPN     First Savings Bancorp Inc.           5,005        5,005      1.25     1.25      1,298       1,298      0.32       0.32
SOSA     Somerset Savings Bank                5,967        5,833      0.34     0.35      1,522       1,514      0.09       0.09
SPBC     St. Paul Bancorp Inc.               49,058       49,092      1.41     1.40     12,453      12,294      0.36       0.36
SRN      Southern Banc Co.                      495          495      0.42     0.42        103         103      0.09       0.09
SSB      Scotland Bancorp Inc.                1,113        1,106      0.65     0.65        158         158      0.09       0.09
SSFC     South Street Financial Corp.         2,029        1,973      0.46     0.48       (208)       (236)    (0.05)     (0.06)
SSM      Stone Street Bancorp Inc.            1,532        1,532      0.82     0.82        362         362      0.19       0.19
STFR     St. Francis Capital Corp.           12,359       11,878      2.24     2.33      3,798       2,724      0.72       0.52
STSA     Sterling Financial Corp.             9,636        8,858      1.14     1.25      2,543       2,515      0.33       0.33
SVRN     Sovereign Bancorp Inc.              77,640       92,116      0.76     0.63     30,065      28,764      0.24       0.23
SWBI     Southwest Bancshares Inc.            4,111        4,118      1.49     1.49      1,045       1,165      0.38       0.42
SWCB     Sandwich Bancorp Inc.                4,860        4,746      2.39     2.45      1,428       1,376      0.71       0.68
SZB      SouthFirst Bancshares Inc.             618          742      0.89     0.74        250         266      0.27       0.29
THR      Three Rivers Financial Corp.           827          784      1.01     1.07        203         186      0.26       0.24
THRD     TF Financial Corp.                   4,874        4,143      1.06     1.25      1,078         929      0.31       0.27
TPNZ     Tappan Zee Financial Inc.            1,032          989      0.70     0.72        254         233      0.18       0.17
TRIC     Tri-County Bancorp Inc.                901          924      0.77     0.75        218         221      0.18       0.18
TSBK     Timberland Bancorp Inc.              3,286        3,063      NA       NA          804         752      NA         NA
TSBS     Peoples Bancorp Inc. (MHC)           7,462        5,562      0.61     0.82      1,564       1,564      0.17       0.17
TSH      Teche Holding Co.                    3,897        3,717      1.15     1.20        913         910      0.28       0.28
TWIN     Twin City Bancorp                    1,078          892      0.71     0.86        276         210      0.22       0.17
UBMT     United Financial Corp.               1,352        1,352      1.10     1.10        212         212      0.17       0.17
UCBC     Union Community Bancorp              1,198        1,198      NA       NA          333         333      NA         NA
UFRM     United Federal Savings Bank          1,803        1,180      0.37     0.57        350         179      0.11       0.06
USAB     USABancshares Inc.                     231          206      0.26     0.29        128         122      0.16       0.15
UTBI     United Tennessee Bankshares            691          691      NA       NA          222         222      NA         NA
VABF     Virginia Beach Fed. Financial        4,103        3,276      0.64     0.80      1,122         890      0.22       0.17
WAMU     Washington Mutual Inc.             481,778      799,978      3.15     1.86    237,900     228,459      0.94       0.90
WAYN     Wayne Savings Bancshares (MHC)       1,889        1,754      0.77     0.83        461         418      0.20       0.18
WBST     Webster Financial Corp.             33,798       48,902      3.53     2.44     14,805      13,868      1.06       0.99
WCBI     Westco Bancorp Inc.                  4,708        4,388      1.63     1.75      1,204       1,084      0.45       0.41
WCFB     Webster City Federal SB (MHC)        1,364        1,364      0.65     0.65        346         346      0.16       0.16
WEFC     Wells Financial Corp.                2,209        2,154      1.13     1.16        555         530      0.29       0.28
WEHO     Westwood Homestead Fin. Corp.          883        1,389      0.52     0.33          3         344      -          NA
WES      Westcorp                            36,788       -6,707     -0.26     1.40     10,079      (6,859)     0.38      (0.26)
WFI      Winton Financial Corp.               3,429        2,863      0.72     0.86        960         799      0.24       0.20
WFSL     Washington Federal Inc.            108,033      106,939      2.02     2.04     27,084      26,600      0.51       0.50
WHGB     WHG Bancshares Corp.                   752          762      0.56     0.55        153         153      0.12       0.12

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
WOFC     Western Ohio Financial Corp.           183          378      0.17     0.08       (700)       (807)    (0.30)     (0.35)
WRNB     Warren Bancorp Inc.                  7,285        5,793      1.46     1.83      1,493       1,394      0.37       0.35
WSB      Washington Savings Bank, FSB         2,017        1,456      0.32     0.44        431         337      0.09       0.07
WSBI     Warwick Community Bancorp               NA           NA      NA       NA          694         649      NA         NA
WSFS     WSFS Financial Corp.                16,389       16,188      1.27     1.29      3,872       3,747      0.31       0.30
WSTR     WesterFed Financial Corp.            7,241        7,021      1.30     1.33      2,098       2,022      0.37       0.36
WVFC     WVS Financial Corp.                  3,728        3,752      2.12     2.11        996       1,030      0.56       0.58
WYNE     Wayne Bancorp Inc.                   1,954        1,955      1.03     1.03        442         443      0.23       0.23
YFCB     Yonkers Financial Corp.              3,093        3,044      1.07     1.09        808         729      0.29       0.26
YFED     York Financial Corp.                11,154        9,312      1.02     1.21      2,911       2,175      0.31       0.23
         ---------------------------------------------------------------------------------------------------------------------------
         Average                             12,262       12,356      1.14     1.20      3,399       3,261      0.30       0.28
         Median                               2,707        2,580      1.05     1.12        672         649      0.27       0.24

                                   Exhibit 3
                      Selected Data on all Public Thrifts

                                                                                 Income
                                          ------------------------------------------------------------------------------------------
                                          Net Income   Core Income  Core EPS   EPS    Net Income  Core Income  Core EPS    EPS
Ticker         Short Name                    LTM           LTM        LTM      LTM       MRQ         MRQ         MRQ       MRQ
------------------------------------------------------------------------------------------------------------------------------------
             Comparable Thrift Data
ATSB     AmTrust Capital Corp.                  288          125      0.25     0.57         64          (4)     0.13      (0.01)
CKFB     CKF Bancorp Inc.                     1,117          843      0.97     1.29        214         214      0.26       0.26
FFBI     First Financial Bancorp Inc.           124          251      0.61     0.30         49          (2)     0.12       -
FFDF     FFD Financial Corp.                  1,607          772      0.56     1.19        164         164      0.12       0.12
FTSB     Fort Thomas Financial Corp.          1,185        1,185      0.82     0.82        306         306      0.21       0.21
HCFC     Home City Financial Corp.              888          900      0.99     0.98        251         250      0.24       0.24
KYF      Kentucky First Bancorp Inc.            993          983      0.77     0.78        207         204      0.16       0.16
LOGN     Logansport Financial Corp.           1,232        1,249      0.96     0.95        360         367      0.29       0.30
MSBF     MSB Financial Inc.                   1,123        1,038      0.84     0.91        308         263      0.25       0.21
NSLB     NS&L Bancorp Inc.                      426          418      0.65     0.66         94          94      0.14       0.14
PFFC     Peoples Financial Corp.                684          674      0.49     0.49        122         122      0.09       0.09
SFFC     StateFed Financial Corp.             1,096        1,096      0.72     0.72        273         273      0.18       0.18
         ---------------------------------------------------------------------------------------------------------------------------
         Average                                897          795      0.72     0.81        201         188      0.18       0.16
         Median                               1,045          872      0.75     0.80        211         209      0.17       0.17
         Maximum                              1,607        1,249      0.99     1.29        360         367      0.29       0.30
         Minimum                                124          125      0.25     0.30         49          (4)     0.09      (0.01)

MIVI*     Mississippi View Holding Co.          744          732      0.94     0.95        177         175      0.24       0.24
*Pricing data is based upon the last
  trade on NASDAQ, the Bank's
  most current price is $18.50

          Variance to the Comparable Median    (301)        (140)     0.20     0.15        (34)        (34)     0.07       0.07

                                    Exhibit 4
                    Regional Thrift Deals Since April 2, 1997

                                                                                             Ann'd
                                                                               Completed/    Deal
                                  Bank/                                Bank/   Terminated    Value     Consider
       Buyer               ST    Thrift          Seller          ST   Thrift      Date       ($M)        Type
       -----               --    ------          ------          --   ------      ----       ----        ----
Blue River Bancshrs        IN     Bank    Shelby County Bncrp    IN   Thrift    NA           10.8          Cash
Southside Bancshares       MO     Bank    Public Srvc Bk, FSB    MO   Thrift    NA            8.5       Mixture
Jackson Nat Life Ins       MI    NonDep   First FS&LA of SB      CA   Thrift    NA            6.1          Cash
Citizens Finl Svcs         IN    Thrift   SuburbFed Financial    IL   Thrift    NA           46.5     Com Stock
First State Bancshrs       MO     Bank    Joachim Bancorp Inc.   MO   Thrift    NA           12.8          Cash
AMCORE Financial           IL     Bank    Midwest Federal Finl   WI   Thrift    03/27/98     42.1     Com Stock
Waterfield Mortgage        IN    Thrift   Indiana Community Bk   IN   Thrift    NA           22.1          Cash
Mercantile Bancorp         MO     Bank    HomeCorp Inc.          IL   Thrift    03/02/98     43.8     Com Stock
First FSB- Siouxland       IA    Thrift   GFS Bancorp Inc.       IA   Thrift    03/31/98     18.3          Cash
North Central Bcshrs       IA    Thrift   Valley Fin'l Corp      IA   Thrift    01/30/98     14.7          Cash
Camco Fin'l Corp           OH    Thrift   GF Bancorp, Inc        OH   Thrift    01/08/98      9.4     Com Stock
Enterprise Fedl Bncp       OH    Thrift   North Cincinnati SB    OH   Thrift    02/25/98      7.3       Mixture
Washington Bancorp         IA    Thrift   Rubio Savings Bank     IA   Thrift    01/15/98      4.6          Cash
HMN Financial, Inc.        MN    Thrift   Marshalltown Fin'l     IA   Thrift    12/09/97     26.2          Cash
Oak Hill Financial         OH     Bank    Unity Savings Bank     OH   Thrift    10/02/97      9.3     Com Stock
Central Illinois Bcp       IL     Bank    First Ozaukee Capt'l   WI   Thrift    09/10/97      9.6          Cash
Peoples Bancorp            OH     Bank    Gateway Bancorp        KY   Thrift    12/12/97     20.6       Mixture

                                                                                                        Medians

                           -------------------------------------------------------------------------
                                                          Announced Deal
                           -------------------------------------------------------------------------
                              Price       Price        Price        Price       Price       Price
                               Per        To BV      Tang. BV       4-Qtr      Deposits    Assets
       Buyer                 Share ($)     (%)          (%)        EPS (x)       (%)         (%)
       -----                 ---------     ---          ---        -------       ---         ---
Blue River Bancshrs             58.0      136.3         136.3        19.0         15.3      11.1
Southside Bancshares            NA        194.8         194.8        31.6         15.1      12.1
Jackson Nat Life Ins            18.0      128.0         131.3        NA            6.2       5.9
Citizens Finl Svcs              36.0      158.3         158.9        17.7         14.8      10.8
First State Bancshrs            17.3      126.3         126.3        45.4         52.0      36.5
AMCORE Financial                27.6      246.1         255.2        21.2         26.4      20.3
Waterfield Mortgage             21.7      175.0         175.0        NA           27.1      23.6
Mercantile Bancorp              23.8      182.5         182.5        25.9         14.6      13.4
First FSB- Siouxland            17.7      165.6         165.6        20.8         30.7      19.9
North Central Bcshrs           525.0      192.7         192.7        20.5         14.9      13.7
Camco Fin'l Corp                30.3      135.0         135.0        39.9         23.3      19.4
Enterprise Fedl Bncp            18.5      127.0         127.0        NA           14.4      12.1
Washington Bancorp            2300.5      152.4         152.4        18.0         24.5      20.8
HMN Financial, Inc.             17.5      126.2         126.2        NA           24.7      20.6
Oak Hill Financial             100.1      162.1         162.2        21.3         25.1      18.6
Central Illinois Bcp            15.1      115.2         115.2        NA           38.2      28.5
Peoples Bancorp                 18.8      118.5         118.5        39.1         41.9      31.0

                                          152.4         152.4        21.3         24.5      19.4

                                    Exhibit 4
               Announced Regional Thrift Deals Since April 2, 1997

                                                                                             Ann'd
                                                                               Completed/    Deal
                                  Bank/                                Bank/   Terminated    Value     Consider
       Buyer               ST    Thrift          Seller          ST   Thrift      Date       ($M)        Type
       -----               --    ------          ------          --   ------      ----       ----        ----
Blue River Bancshrs        IN     Bank    Shelby County Bncrp    IN   Thrift    NA           10.8            Cash
Southside Bancshares       MO     Bank    Public Srvc Bk, FSB    MO   Thrift    NA            8.5         Mixture
Citizens Finl Svcs         IN    Thrift   SuburbFed Financial    IL   Thrift    NA           46.5       Com Stock
First State Bancshrs       MO     Bank    Joachim Bancorp Inc.   MO   Thrift    NA           12.8            Cash
Waterfield Mortgage        IN    Thrift   Indiana Community Bk   IN   Thrift    NA           22.1            Cash

                                                                                          Medians


                           -------------------------------------------------------------------------
                                                          Announced Deal
                           -------------------------------------------------------------------------
                              Price       Price        Price        Price       Price       Price
                               Per        To BV      Tang. BV       4-Qtr      Deposits    Assets
       Buyer                 Share ($)     (%)          (%)        EPS (x)       (%)         (%)
       -----                 ---------     ---          ---        -------       ---         ---
Blue River Bancshrs           58.0        136.3         136.3        19.0         15.3      11.1
Southside Bancshares          NA          194.8         194.8        31.6         15.1      12.1
Citizens Finl Svcs            36.0        158.3         158.9        17.7         14.8      10.8
First State Bancshrs          17.3        126.3         126.3        45.4         52.0      36.5
Waterfield Mortgage           21.7        175.0         175.0        NA           27.1      23.6

                                          158.33        158.86       25.28        15.26     12.06

                                    Exhibit 4
               Completed Regional Thrift Deals Since April 2, 1997



                                                                                             Ann'd
                                                                               Completed/    Deal
                                  Bank/                                Bank/   Terminated    Value     Consider
       Buyer               ST    Thrift          Seller          ST   Thrift      Date       ($M)        Type
       -----               --    ------          ------          --   ------      ----       ----        ----
AMCORE Financial           IL     Bank    Midwest Federal Finl   WI   Thrift    03/27/98     47.9     Com Stock
Mercantile Bancorp         MO     Bank    HomeCorp Inc.          IL   Thrift    03/02/98     51.0     Com Stock
First FSB- Siouxland       IA    Thrift   GFS Bancorp Inc.       IA   Thrift    03/31/98     18.3          Cash
North Central Bcshrs       IA    Thrift   Valley Fin'l Corp      IA   Thrift    01/30/98     14.7          Cash
Camco Fin'l Corp           OH    Thrift   GF Bancorp, Inc        OH   Thrift    01/08/98     11.0     Com Stock
Enterprise Fedl Bncp       OH    Thrift   North Cincinnati SB    OH   Thrift    02/25/98      9.7       Mixture
Washington Bancorp         IA    Thrift   Rubio Savings Bank     IA   Thrift    01/15/98      4.7          Cash
HMN Financial, Inc.        MN    Thrift   Marshalltown Fin'l     IA   Thrift    12/09/97     26.2          Cash
Oak Hill Financial         OH     Bank    Unity Savings Bank     OH   Thrift    10/02/97     12.6     Com Stock
Central Illinois Bcp       IL     Bank    First Ozaukee Capt'l   WI   Thrift    09/10/97      9.6          Cash
Peoples Bancorp            OH     Bank    Gateway Bancorp        KY   Thrift    12/12/97     23.1       Mixture

                                                                                                        Medians


                           -------------------------------------------------------------------------
                                                          Announced Deal
                           -------------------------------------------------------------------------
                              Price       Price        Price        Price       Price       Price
                               Per        To BV      Tang. BV       4-Qtr      Deposits    Assets
       Buyer                 Share ($)     (%)          (%)        EPS (x)       (%)         (%)
       -----                 ---------     ---          ---        -------       ---         ---
AMCORE Financial                 31.111   265.91        275.08       18.41        30.05     22.63
Mercantile Bancorp               27.635   209.36        209.36       31.76        16.65     15.37
First FSB- Siouxland             17.650   157.17        157.17       15.48        29.57     19.36
North Central Bcshrs            525.000   169.79        169.79       12.31        14.43     13.20
Camco Fin'l Corp                 35.310   158.98        158.98       25.77        27.40     22.24
Enterprise Fedl Bncp             NA       167.50        167.50       48.99        19.35     16.01
Washington Bancorp            2,334.000   143.59        143.59       17.48        NA        NA
HMN Financial, Inc.              17.510   122.45        122.45       30.72        25.26     20.88
Oak Hill Financial              134.609   168.77        168.95       22.18        26.17     19.33
Central Illinois Bcp             15.100   114.48        114.48       NA           36.13     27.17
Peoples Bancorp                  21.900   135.60        135.60       37.12        51.49     36.90

                                          158.98        158.98       23.98        26.79     20.12